--------------------------------------------------------------------------------

2002 ANNUAL REPORT

--------------------------------------------------------------------------------

                                      Janus Aspen Growth Portfolio

                                      Janus Aspen Aggressive Growth Portfolio

                                      Janus Aspen Capital Appreciation Portfolio

                                      Janus Aspen Core Equity Portfolio

                                      Janus Aspen Balanced Portfolio

                                      Janus Aspen Growth and Income Portfolio

JANUS ASPEN SERIES                    Janus Aspen Strategic Value Portfolio

                                      Janus Aspen International Growth Portfolio

                                      Janus Aspen Worldwide Growth Portfolio

                                      Janus Aspen International Value Portfolio

                                      Janus Aspen Global Life Sciences Portfolio

                                      Janus Aspen Global Technology Portfolio

                                      Janus Aspen Flexible Income Portfolio

                                      Janus Aspen Money Market Portfolio

                                                                    [LOGO] JANUS

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

TABLE OF CONTENTS

     JANUS ASPEN SERIES

          Market Overview .............................................   1

          Portfolio Managers' Commentaries and Schedules of Investments

            Growth Portfolio ..........................................   2

            Aggressive Growth Portfolio ...............................   6

            Capital Appreciation Portfolio ............................  10

            Core Equity Portfolio .....................................  13

            Balanced Portfolio ........................................  17

            Growth and Income Portfolio ...............................  23

            Strategic Value Portfolio .................................  27

            International Growth Portfolio ............................  30

            Worldwide Growth Portfolio ................................  35

            International Value Portfolio .............................  40

            Global Life Sciences Portfolio ............................  43

            Global Technology Portfolio ...............................  46

            Flexible Income Portfolio .................................  50

            Money Market Portfolio ....................................  56

          Statements of Assets and Liabilities ........................  58

          Statements of Operations ....................................  60

          Statements of Changes in Net Assets .........................  62

          Financial Highlights ........................................  66

          Notes to Schedules of Investments ...........................  78

          Notes to Financial Statements ...............................  79

          Report of Independent Accountants ...........................  85

          Explanations of Charts, Tables
            and Financial Statements ..................................  86

          Trustees and Officers .......................................  88

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

MARKET OVERVIEW

The U.S. stock market recorded its third consecutive annual loss in 2002, the longest unbroken string of yearly declines since the beginning of the Second World War. Meanwhile, bonds once again outperformed stocks, making this the longest winning streak for fixed-income investments in at least thirty years. The continued divergence between stocks and bonds also helped underscore exactly how extraordinary today's market environment is.

Despite the gloom, it initially looked as if 2002 would finally mark the end of the bear market that had begun nearly two years before. In fact, stocks finished 2001 on a strong note in anticipation of what many investors hoped would be a robust economic recovery. But even as investors were positioning themselves for a return to growth, some observers remained unconvinced. Among the skeptics were Federal Reserve Chairman Alan Greenspan and his fellow policymakers at the Federal Reserve, who by the beginning of the year had cut the federal funds rate to a near-historic low of 1.75% and then left it there for the next 11 months in a continuing bid to reinvigorate the economy. The Fed's growing unease with the pace of recovery reached a peak in late November, when the central bank's policymaking committee surprised markets by lowering the federal funds rate by yet another 0.50%.

In addition to this extremely accommodative monetary stance, the economy received what should have been a powerful lift from a sizable federal tax cut in mid-2001, as well as a continuation of subsidies on auto sales by major auto manufacturers and a massive cash injection provided by an unprecedented boom in mortgage refinancing activity - itself inspired by historically low interest rates.

Still, whatever recovery there was remained almost exclusively a consumer-driven phenomenon. In fact, if the Federal Reserve wasn't convinced of the U.S. economy's ability to rally back, neither was corporate America. Given a persistent lack of visibility in the outlook for demand and the lukewarm improvement in corporate profits, business executives remained almost entirely unwilling to invest in new equipment or hire new workers, and by mid-summer the downturn looked dangerously close to becoming a self-reinforcing cycle. Business sentiment followed stocks lower throughout the summer as a result, and one consistent note sounded by scores of corporate leaders our portfolio managers and analysts met with during those difficult days was one of resignation, if not despair.

The seemingly endless stream of corporate scandals that began in late 2001 with Enron and continued throughout the year only added to the gloom by eroding confidence in the market - and perhaps even the free enterprise system itself. More recently, the addition of Iraq to the daily headlines has injected further uncertainty into a market already plagued by scandal, economic weakness and persistent share price volatility.

Naturally, the relative certainty bonds provided in such an unsettled environment worked to the advantage of the fixed-income market, which responded by moving in the opposite direction from stocks for a third straight year. But while it may be tempting to assume that such a rising tide lifted all boats equally, the distribution of gains was far from uniform. The market's reduced tolerance for risk - heightened by geopolitical tensions and the stunning speed with which former investment-grade stars such as Enron and Worldcom fell from grace in 2001 and 2002 - favored Treasuries and high-grade corporate bonds above all else.

The net result was a market that, while generally positive, included both pockets of strength as well as more than a few pitfalls. As you might expect, we believe an investment approach that emphasizes fundamental, issue-by-issue research proved particularly valuable in an environment where a single misstep proved capable of producing sharp losses even for a well-diversified bond portfolio.

Looking ahead, it is encouraging to note that signs of recovery have begun to emerge. In December, the U.S. economy recorded its fifth consecutive quarter of positive growth, and while the just-released figures show a marked deceleration in the pace of the already uneven recovery, they also suggest the chances of a much-feared "double-dip" recession may be fading. Moreover, rising corporate earnings, higher productivity and growing stability in the labor market could bode well for markets in 2003.

However, it is important to remember that it will likely take time to digest the excess capacity left as a result of the period of overbuilding and overinvestment that occurred during the late 1990s. Furthermore, trying to predict the future direction of the market at large is a fool's game. As stock-pickers, the best we can do is intensify our efforts to understand our companies better than anyone, meanwhile remaining confident that when stability and growth return, our efforts will be rewarded.

In the letters that follow, your portfolio managers will discuss the factors that have driven performance over the last 12 months. They will also provide insight into how they've positioned their portfolios for the future and tell you where they're finding opportunities today.

Thank you for your continued investment with Janus.

Past performance does not guarantee future results.

There is no assurance that the investment process will consistently lead to successful investing.

                                        Janus Aspen Series  December 31, 2002  1

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

JANUS ASPEN GROWTH PORTFOLIO                   Blaine Rollins, portfolio manager

Janus Aspen Growth Portfolio declined 26.51% for its Institutional Shares and 26.72% for its Service Shares for the 12 months ended December 31, 2002, underperforming the 22.09% loss of its benchmark, the Standard & Poor's 500(R) Index.(1) This performance earned the Portfolio's Institutional Shares a top-quartile ranking for the one-year period ended December 31, 2002, placing it 30th out of 135 variable annuity large-cap growth funds tracked by Lipper, a Reuters Company and leading mutual fund rating company.(2)

[PHOTO]

Uncertainty surrounding lingering terrorist threats and, later, a potential war with Iraq overshadowed the economy and stock market for much of the year. Ongoing corporate scandals added to Wall Street's woes and undermined the confidence of investors and consumers alike. Meanwhile, despite interest rates at 41-year lows, companies maintained a conservative spending mindset and households scaled back their purchases, leading to sluggish economic growth and some high-profile corporate earnings disappointments. As the period ended, all three major stock benchmarks had suffered their third straight year of declines.

Clearly, few investors found success during 2002. Still, I am not pleased with our absolute performance. Among our leading disappointments was hospital operator Tenet Healthcare. The company is currently subject to numerous investigations into its operations and billing procedures, especially in association with Medicare patients. Although an internal investigation led to the departure of two key members of the management team, we felt uncomfortable with the situation and liquidated the position.

Industrial conglomerate Tyco International also worked against us. Misdeeds by former executives and significant debt issues undercut the stock earlier in the year, but a new team has assumed management of the company, which we believe still possesses some healthy attributes. In addition to controlling extremely strong franchises in the home security, healthcare supply and fire protection businesses, Tyco spun off its CIT Group financial arm to raise cash and allay concerns about its ability to pay down debt. As long as the company's valuation is attractive, we will continue to be interested in Tyco's turnaround story.

Elsewhere, the ongoing slowdown in corporate spending hurt semiconductor manufacturers Maxim Integrated Products and Linear Technology. With a focus on diverse end markets ranging from home appliances to laptop computers, however, Maxim and Linear are not subject to the overcapacity concerns facing chipmakers supplying the personal computer market. Instead, both companies are developing products that further integrate advanced electronics into everyday life. The way we see it, Maxim and Linear are better positioned for a recovery than their PC-dependent peers.

Leaders on the upside included Lockheed Martin. The defense contractor first caught our attention when current CEO Bob Stevens was leading the company's battle for survival. Since then, Lockheed has improved operations across all of its business segments and currently wins more than half of its government bids. Furthermore, with specialties in military aircraft and intelligence gathering, Lockheed, in our view, is in a prime position to gain from the nation's ongoing war and defense efforts.

Also providing a lift was Sealed Air, the maker of bubble wrap and other packaging materials. Having merged with the Cryovac division of W.R. Grace in 1999, Sealed Air inherited a tangled mess of asbestos-related liabilities when Grace declared bankruptcy in 2000. Although Sealed Air was never directly responsible for the asbestos, it recently negotiated an agreement with the victims, turning an uncertain situation into a measurable risk. Meanwhile, the company remains a top supplier of packing materials and its Cryovac division produces the leading plastic packaging for the food industry.

A newer holding and winner during the period was Apollo Group, the operator of advanced degree programs targeting working adults. As the economy cooled, the importance of higher education reemerged. Employees competing for promotions found they needed to return to class and shore up their resumes with additional schooling. Absent the high cost structure of a state or private institution, Apollo's University of Phoenix offers students a reasonably priced option while maintaining solid margins.

Looking ahead, while I believe an economic turnaround is coming, it is impossible to predict how it will play out. Due in part to the cloud of uncertainty generated by Iraq, investors seem to be in a holding pattern, waiting to see if the economy will get significantly better or take another turn for the worse. Regardless, we remain focused on finding well-managed businesses that are generating cash today. As the economy improves, we believe these are the companies that will emerge leaner, wiser and in a better competitive position.

Thank you for your continued investment in Janus Aspen Growth Portfolio.

PORTFOLIO ASSET MIX
(% of Net Assets)                         December 31, 2002    December 31, 2001
--------------------------------------------------------------------------------

Equities                                              99.8%                96.6%
  Foreign                                              8.0%                 9.7%
  Europe                                               3.5%                 2.6%
Top 10 Equities                                       39.8%                38.8%
Number of Stocks                                         91                  102
Cash and Cash Equivalents                              0.2%                 3.4%

(1) All returns include reinvested dividends and capital gains.

(2) Lipper, a Reuters Company, is a nationally recognized organization that ranks the performance of mutual funds within a universe of funds that have similar investment objectives. Rankings are historical and are based on total return with capital gains and dividends reinvested. As of December 31, 2002, Lipper ranked Janus Aspen Growth Portfolio - Institutional Shares 27th out of 64 variable annuity large-cap growth funds for the 5-year period.

Past performance does not guarantee future results.

There is no assurance that the investment process will consistently lead to successful investing.

2  Janus Aspen Series  December 31, 2002

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

AVERAGE ANNUAL TOTAL RETURN

For the Periods Ended December 31, 2002
--------------------------------------------------------------------------------

Institutional Shares (Inception Date 9/13/93)
  1 Year                                                                (26.51)%
  5 Year                                                                 (1.59)%
  From Inception                                                           6.89%
--------------------------------------------------------------------------------

S&P 500(R)Index
  1 Year                                                                (22.09)%
  5 Year                                                                 (0.58)%
  From Inception Date of Institutional Shares                              9.17%
--------------------------------------------------------------------------------

Service Shares (Inception Date 12/31/99)
  1 Year                                                                (26.72)%
  5 Year                                                                 (1.87)%
  From Portfolio Inception                                                 6.57%
--------------------------------------------------------------------------------

Returns shown for Service Shares for periods prior to their inception are derived from the historical performance of Institutional Shares, adjusted to reflect the higher operating expenses of Service Shares.

Returns have sustained significant gains and losses due to market volatility in the consumer discretionary sector.

Due to market volatility, current performance may be higher or lower than the figures shown. Call 1-800-504-4440 or visit janus.com for more current performance information.

Past performance is no guarantee of future results and investment results and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Total return includes reinvestment of dividends and capital gains.

The S&P 500(R) is the Standard & Poor's Composite Index of 500 stocks, a widely recognized, unmanaged index of common stock prices. The Portfolio may differ significantly from the securities held in the index. The index is not available for direct investment; therefore its performance does not reflect the expenses associated with the active management of an actual portfolio.

These returns do not reflect the charges and expenses of any particular insurance product or qualified plan.

--------------------------------------------------------------------------------
AVERAGE ANNUAL TOTAL RETURN - for the periods ended December 31, 2002

                                         One Year    Five Year    Since 9/13/93*
Janus Aspen Growth Portfolio
  - Institutional Shares                 (26.51)%     (1.59)%         6.89%
S&P 500(R)Index                          (22.09)%     (0.58)%         9.17%

PERFORMANCE OVERVIEW

Janus Aspen
Growth Portfolio -
Institutional Shares
$18,589

S&P 500(R) Index
$22,618

[GRAPHIC OMITTED]

A graphic comparison of the change in value of a hypothetical $10,000 investment in Janus Aspen Growth Portfolio - Institutional Shares and the S&P 500 Index. Janus Aspen Growth Portfolio - Institutional Shares is represented by a shaded area of green. The S&P 500 Index is represented by a solid black line. The "y" axis reflects the value of the investment. The "x" axis reflects the computation periods from inception, September 13, 1993, through December 31, 2002. The Lower right quadrant reflects the ending value of the hypothetical investment in Janus Aspen Growth Portfolio - Institutional Shares ($18,589) as compared to the S&P 500 Index ($22,618).
--------------------------------------------------------------------------------

*The Portfolio's inception date.
Source - Lipper, a Reuters Company 2002.
See "Explanations of Charts, Tables and Financial Statements."

SCHEDULE OF INVESTMENTS

Shares or Principal Amount                                          Market Value
================================================================================
Common Stock - 99.8%
Advertising Sales - 0.8%
     374,285    Lamar Advertising Co.* ......................     $   12,594,690

Aerospace and Defense - 2.4%
     183,300    General Dynamics Corp. ......................         14,548,521
     445,095    Lockheed Martin Corp. .......................         25,704,236

                                                                      40,252,757

Airlines - 1.8%
     391,335    Ryanair Holdings PLC (ADR)* .................         15,324,679
   1,078,425    Southwest Airlines Co. ......................         14,990,107

                                                                      30,314,786

Beverages - Non-Alcoholic - 0.6%
     209,970    Coca-Cola Co. ...............................          9,200,885

Broadcast Services and Programming - 1.5%
     664,648    Clear Channel Communications, Inc.* .........         24,784,724

Building - Mobile Home and Manufactured Housing - 0.8%
     714,260    Clayton Homes, Inc. .........................          8,699,687
     109,595    Winnebago Industries, Inc. ..................          4,299,412

                                                                      12,999,099

Building - Residential and Commercial - 0.3%
      17,300    NVR, Inc.* ..................................          5,631,150

Cable Television - 6.1%
   4,489,457    Comcast Corp. - Special Class A* ............     $  101,416,834

Chemicals - Specialty - 1.6%
     144,225    Ecolab, Inc. ................................          7,139,137
     409,850    Sigma-Aldrich Corp. .........................         19,959,695

                                                                      27,098,832

Commercial Banks - 0.6%
     117,735    M&T Bank Corp. ..............................          9,342,272

Commercial Services - Finance - 1.7%
     590,910    Concord EFS, Inc.* ..........................          9,300,923
      85,040    Moody's Corp. ...............................          3,511,302
     543,917    Paychex, Inc. ...............................         15,175,284

                                                                      27,987,509

Computer Services - 0.5%
     607,055    Ceridian Corp.* .............................          8,753,733

Computers - 1.0%
     616,460    Dell Computer Corp.* ........................         16,484,140

Containers - Metal and Glass - 0.5%
     156,715    Ball Corp. ..................................          8,022,241

Containers - Paper and Plastic - 1.5%
     294,035    Bemis Company, Inc. .........................         14,592,957
     295,070    Sealed Air Corp.* ...........................         11,006,111

                                                                      25,599,068

See Notes to Schedules of Investments and Financial Statements.

                                        Janus Aspen Series  December 31, 2002  3

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

JANUS ASPEN GROWTH PORTFOLIO

SCHEDULE OF INVESTMENTS

Shares or Principal Amount                                         Market Value
================================================================================
Cosmetics and Toiletries - 6.7%
   1,344,483    Colgate-Palmolive Co. .......................     $   70,491,244
     480,183    Procter & Gamble Co. ........................         41,266,927

                                                                     111,758,171

Data Processing and Management - 1.5%
     150,970    Automatic Data Processing, Inc. .............          5,925,573
     473,545    Fiserv, Inc.* ...............................         16,076,853
     111,630    SEI Investments Co. .........................          3,034,103

                                                                      25,036,529

Dental Supplies and Equipment - 0.1%
      53,785    Patterson Dental Co.* .......................          2,352,556

Distribution and Wholesale - 0.4%
     138,545    W.W. Grainger, Inc. .........................          7,141,995

Diversified Operations - 4.8%
     179,830    3M Co. ......................................         22,173,039
     336,070    ARAMARK Corp. - Class B* ....................          7,897,645
   1,176,980    Cendant Corp.* ..............................         12,334,750
     158,870    Illinois Tool Works, Inc. ...................         10,304,308
     135,925    ITT Industries, Inc. ........................          8,249,288
      92,000    SPX Corp.* ..................................          3,445,400
     880,590    Tyco International, Ltd. ....................         15,040,477

                                                                      79,444,907

E-Commerce/Products - 0.9%
     821,340    Amazon.com, Inc.* ...........................         15,515,113

E-Commerce/Services - 1.0%
     244,137    eBay, Inc.* .................................         16,557,371

Electronic Components - Semiconductors - 1.4%
     335,020    NVIDIA Corp.* ...............................          3,856,080
   1,253,495    Texas Instruments, Inc. .....................         18,814,960

                                                                      22,671,040

Fiduciary Banks - 4.1%
   1,962,946    Bank of New York Company, Inc. ..............         47,032,186
     598,622    Northern Trust Corp. ........................         20,981,701

                                                                      68,013,887

Finance - Commercial - 1.1%
     937,945    CIT Group, Inc. .............................         18,383,722

Finance - Investment Bankers/Brokers - 2.4%
   3,726,841    Charles Schwab Corp. ........................         40,436,225

Financial Guarantee Insurance - 1.8%
     720,185    MGIC Investment Corp. .......................         29,743,641

Food - Diversified - 1.0%
     282,130    Unilever N.V. (New York Shares) .............         17,410,242

Food - Retail - 0.3%
      93,630    Whole Foods Market, Inc.* ...................          4,937,110

Food - Wholesale/Distribution - 0.9%
     528,630    Sysco Corp. .................................         15,747,888

Health Care Cost Containment - 0.4%
     277,710    First Health Group Corp.* ...................          6,762,239

Hospital Beds and Equipment - 0.6%
     193,140    Hillenbrand Industries, Inc. ................          9,330,593

Human Resources - 0.5%
     512,015    Robert Half International, Inc.* ............          8,248,562

Industrial Gases - 0.3%
      92,265    Praxair, Inc. ...............................          5,330,149

Instruments - Scientific - 0.2%
      98,035    Dionex Corp.*,# .............................     $    2,908,698

Insurance Brokers - 0.3%
     146,945    Arthur J. Gallagher & Co. ...................          4,317,244

Life and Health Insurance - 2.1%
   1,027,150    AFLAC, Inc. .................................         30,937,758
      66,885    StanCorp Financial Group, Inc. ..............          3,267,332

                                                                      34,205,090

Machine Tools and Related Products - 0.4%
     175,415    Kennametal, Inc. ............................          6,048,309

Medical - Drugs - 0.6%
      69,460    Forest Laboratories, Inc.* ..................          6,822,361
      89,280    Novartis A.G. (ADR)** .......................          3,279,254

                                                                      10,101,615

Medical - HMO - 0.8%
     157,725    UnitedHealth Group, Inc. ....................         13,170,038

Medical - Wholesale Drug Distributors - 0.7%
     187,870    Cardinal Health, Inc. .......................         11,120,025

Medical Instruments - 1.4%
     676,110    Apogent Technologies, Inc.* .................         14,063,088
     225,370    St. Jude Medical, Inc.* .....................          8,951,696

                                                                      23,014,784

Medical Products - 2.6%
     389,130    Johnson & Johnson ...........................         20,900,172
     218,295    Stryker Corp. ...............................         14,651,960
      13,523    Synthes-Stratec, Inc.** .....................          8,293,619

                                                                      43,845,751

Metal Processors and Fabricators - 0.3%
     206,160    Precision Castparts Corp. ...................          4,999,380

Motorcycle and Motor Scooter Manufacturig - 0.7%
     258,320    Harley-Davidson, Inc. .......................         11,934,384

Multi-Line Insurance - 0.7%
     220,430    PartnerRe, Ltd. .............................         11,422,683

Multimedia - 10.4%
   6,364,898    AOL Time Warner, Inc.* ......................         83,380,164
   2,206,739    Viacom, Inc. - Class B* .....................         89,946,682

                                                                     173,326,846

Networking Products - 1.1%
   1,367,664    Cisco Systems, Inc.* ........................         17,916,398

Optical Supplies - 0.9%
     358,685    Alcon, Inc. (New York Shares)*,** ...........         14,150,123

Property and Casualty Insurance - 2.8%
     280,037    W. R. Berkley Corp. .........................         11,092,266
     455,570    XL Capital, Ltd. - Class A ..................         35,192,783

                                                                      46,285,049

Reinsurance - 2.4%
          34    Berkshire Hathaway, Inc. - Class A* .........          2,473,500
       9,765    Berkshire Hathaway, Inc. - Class B* .........         23,660,595
     345,720    RenaissanceRe Holdings, Ltd. ................         13,690,512

                                                                      39,824,607

Retail - Discount - 1.5%
     774,079    Costco Wholesale Corp.* .....................         21,720,657
     139,880    TJX Companies, Inc. .........................          2,730,458

                                                                      24,451,115

See Notes to Schedules of Investments and Financial Statements.

4  Janus Aspen Series  December 31, 2002

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

SCHEDULE OF INVESTMENTS

Shares or Principal Amount                                         Market Value
================================================================================
Retail - Drug Store - 2.8%
   1,565,300    Walgreen Co. ................................     $   45,691,107

Schools - 0.4%
     168,427    Apollo Group, Inc. - Class A* ...............          7,410,788

Semiconductor Components/Integrated Circuits - 8.5%
   2,181,987    Linear Technology Corp. .....................         56,120,706
   2,597,341    Maxim Integrated Products, Inc. .............         85,816,147

                                                                     141,936,853

Semiconductor Equipment - 0.5%
     216,940    KLA-Tencor Corp.* ...........................          7,673,168

Super-Regional Banks - 1.0%
     294,085    Fifth Third Bancorp .........................         17,218,677

Television - 2.2%
   1,523,501    Univision Communications, Inc. - Class A* ...         37,325,775

Textile-Home Furnishings - 0.2%
      59,240    Mohawk Industries, Inc.* ....................          3,373,718

Tools - Hand Held - 0.7%
     343,470    Stanley Works ...............................         11,877,193

Transportation - Services - 1.7%
     129,280    Expeditors International of Washington, Inc.           4,220,992
     373,965    United Parcel Service, Inc. - Class B .......         23,589,712

                                                                      27,810,704
--------------------------------------------------------------------------------
Total Common Stock (cost $1,939,401,149) ....................      1,658,664,782
--------------------------------------------------------------------------------
Repurchase Agreement - 0.8%
$ 13,800,000    ABN AMRO Bank N.V., 1.26%
                  dated 12/31/02, maturing 1/2/03
                  to be repurchased at $13,800,966
                  collateralized by $13,082,287
                  in U.S. Government Agencies
                  5.875%-9.50%, 3/21/11-4/1/32
                  $5,880,819 in U.S. Treasury Bills
                  0%, 3/20/03-3/27/03; with respective
                  values of $8,211,393 and $5,864,607
                  (cost $13,800,000) ........................         13,800,000
--------------------------------------------------------------------------------
Total Investments (total cost $1,953,201,149) - 100.6% ......      1,672,464,782
--------------------------------------------------------------------------------
Liabilities, net of Cash, Receivables and Other Assets - (0.6)%     (10,248,792)
--------------------------------------------------------------------------------
Net Assets - 100% ...........................................     $1,662,215,990
--------------------------------------------------------------------------------

Summary of Investments by Country, December 31, 2002

Country                        % of Investment Securities           Market Value
--------------------------------------------------------------------------------
Bermuda                                              4.5%         $   75,346,455
Ireland                                              0.9%             15,324,679
Netherlands                                          1.1%             17,410,242
Switzerland                                          1.5%             25,722,996
United States++                                     92.0%          1,538,660,410
--------------------------------------------------------------------------------
Total                                              100.0%         $1,672,464,782

++Includes Short-Term Securities (91.2% excluding Short-Term Securities)

Forward Currency Contracts, Open at December 31, 2002

Currency Sold and                  Currency            Currency       Unrealized
Settlement Date                  Units Sold     Value in $ U.S.      Gain/(Loss)
--------------------------------------------------------------------------------
Swiss Franc 4/15/03               8,400,000      $    6,091,223    $   (410,565)
--------------------------------------------------------------------------------
Total                                            $    6,091,223    $   (410,565)

See Notes to Schedules of Investments and Financial Statements.

                                        Janus Aspen Series  December 31, 2002  5

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

JANUS ASPEN AGGRESSIVE GROWTH PORTFOLIO                        Jonathan Coleman,
                                                               portfolio manager

For the fiscal year ended December 31, 2002, Janus Aspen Aggressive Growth Portfolio declined 27.93% for its Institutional Shares and 28.12% for its Service Shares. This compares with a 14.51% loss posted by its benchmark, the Standard & Poor's MidCap 400 Index.(1) This performance earned the Portfolio's Institutional Shares a second-quartile ranking for the one-year period ended December 31, 2002, placing it 31st out of 83 variable annuity multi-cap growth funds tracked by Lipper, a Reuters Company and leading mutual fund rating company.(2) Heavily contributing to our underperformance was our slightly lower weighting in technology stocks, which led a late-year rally, and a higher weighting in healthcare names, a group that suffered from a significant market rotation during the period. We feel, however, this was more likely rooted in short-term speculation and investor psychology than a tangible change in company fundamentals.

[PHOTO]

The year offered a wild ride for the market, which was mired in negative investor sentiment fueled by an uncertain corporate earnings picture and, more importantly, the ongoing weight of corporate accounting scandals.

I have not changed my investment approach since taking over as manager of the Portfolio in February 2002. I have, however, positioned the Portfolio more broadly across industries and continue to focus on identifying companies with strong market positions, as evidenced by stable and improving margins over time. This is a time when many question the integrity of corporate income statements and balance sheets. Free cash flow remains the ultimate barometer on which the value of a company can be measured, and it is very difficult to fake. I put substantial effort into identifying companies that generate significant free cash flow today and will use it to the benefit of shareholders via dividends, share repurchase, debt repayment, or smart acquisitions.

Turning to the performance of the Portfolio, clearly, I am not happy with our results this year. The first goal is to make money for our shareholders, and we failed to achieve this objective. However, I am encouraged that the relative returns improved toward year-end and I feel we have identified many companies at very attractive prices relative to their free cash flow.

One of the biggest disappointments this year was clinical testing provider Laboratory Corporation of America. Lab Corp.'s perceived economic insensitivity had made it one of the Portfolio's strongest contributors early in the year. The company's shares, however, lost ground following quarterly earnings that highlighted concerns about pricing by competitors and some market share loss in its important North Carolina region. Based on our checks, we became increasingly concerned that the market share loss may have been caused by deteriorating service to some larger customers. We viewed these problems as a significant contributor to its recent earnings shortfalls, and sufficient impetus to sell the entire position.

Another disappointment was Concord EFS, Inc. The electronic transaction and data processing firm was hit hard by a deterioration in the quality of its earnings, which began when Concord disclosed a one-time sale of equipment that contributed to its results. This was troubling to the market and to us as the company makes the vast majority of its income from a recurring revenue transaction model, not a hardware sale. Consequently, we significantly reduced our position in Concord.

There were some bright spots in the midst of a dreary market. We achieved gains from our investment in International Game Technology, a slot machine manufacturer that controls roughly 70% market share in the United States. IGT maintains its strong position by substantially outspending its competition in R&D, resulting in a product line that remains innovative. Unit demand is strong as existing local and destination casinos continue to spend capital on slot machines to attract both new and returning customers.

Another longtime holding that performed well was Apollo Group, which operates the University of Phoenix. Apollo continues to expand operating margins impressively at both its physical campuses and within its online course offerings. In addition to the growing demand for adult education, the company also is benefiting from the pricing umbrella created by double-digit tuition increases at many public and private universities around the country.

Going forward, I continue to focus on balancing the Portfolio in this unpredictable environment. To me, this means looking broadly across all industries and market capitalizations. Volatility in the market is here to stay
- this is both good and bad. Volatility provides the opportunity to buy great franchises at discounts to their fair value; our research team uncovers these opportunities every day. Volatility also creates risk - I feel the best way to insulate against that risk is by running a flat portfolio. As such, I am currently keeping the top position size in the Portfolio capped at roughly a 3% limit. I believe this positioning provides the best opportunity for outperformance in both good and bad markets.

Thank you for your continued investment in Janus Aspen Aggressive Growth Portfolio.

PORTFOLIO ASSET MIX
(% of Net Assets)                         December 31, 2002    December 31, 2001
--------------------------------------------------------------------------------

Equities                                              90.0%                90.8%
  Foreign                                              6.5%                 2.5%
Top 10 Equities                                       22.3%                32.5%
Number of Stocks                                         98                   70
Cash and Cash Equivalents                             10.0%                 9.2%

(1) All returns include reinvested dividends and capital gains.

(2) Lipper, a Reuters Company, is a nationally recognized organization that ranks the performance of mutual funds within a universe of funds that have similar investment objectives. Rankings are historical and are based on total return with capital gains and dividends reinvested. As of December 31, 2002, Lipper ranked Janus Aspen Aggressive Growth Portfolio - Institutional Shares 19th out of 38 variable annuity multi-cap growth funds for the 5-year period.

Past performance does not guarantee future results.

There is no assurance that the investment process will consistently lead to successful investing.

6  Janus Aspen Series  December 31, 2002

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

AVERAGE ANNUAL TOTAL RETURN

For the Periods Ended December 31, 2002
--------------------------------------------------------------------------------

Institutional Shares (Inception Date 9/13/93)
  1 Year                                                                (27.93)%
  5 Year                                                                 (2.08)%
  From Inception                                                           7.25%
--------------------------------------------------------------------------------

S&P MidCap 400 Index
  1 Year                                                                (14.51)%
  5 Year                                                                   6.41%
  From Inception Date of Institutional Shares                             12.17%
--------------------------------------------------------------------------------

Service Shares (Inception Date 12/31/99)
  1 Year                                                                (28.12)%
  5 Year                                                                 (2.36)%
  From Portfolio Inception                                                 6.97%
--------------------------------------------------------------------------------

Returns shown for Service Shares for periods prior to their inception are derived from the historical performance of Institutional Shares, adjusted to reflect the higher operating expenses of Service Shares.

Returns have sustained significant gains and losses due to market volatility in the technology sector.

Aggressive funds may be subject to greater price volatility.

Due to recent market volatility, the Portfolio may have an increased position in cash for temporary defensive purposes.

A "nondiversified" fund has the ability to take larger positions in a smaller number of issuers than a "diversified" fund. Nondiversified funds may experience greater price volatility.

Due to market volatility, current performance may be higher or lower than the figures shown. Call 1-800-504-4440 or visit janus.com for more current performance information.

Past performance is no guarantee of future results and investment results and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Total return includes reinvestment of dividends and capital gains.

The S&P MidCap 400 Index is an unmanaged group of 400 domestic stocks chosen for their market size, liquidity and industry group representation. The Portfolio may differ significantly from the securities held in the index. The index is not available for direct investment; therefore its performance does not reflect the expenses associated with the active management of an actual portfolio.

These returns do not reflect the charges and expenses of any particular insurance product or qualified plan.

--------------------------------------------------------------------------------
AVERAGE ANNUAL TOTAL RETURN - for the periods ended December 31, 2002

                                         One Year    Five Year    Since 9/13/93*
Janus Aspen Aggressive Growth Portfolio
  - Institutional Shares                 (27.93)%     (2.08)%          7.25%
S&P MidCap 400 Index                     (14.51)%       6.41%         12.17%

PERFORMANCE OVERVIEW

Janus Aspen
Aggressive Growth
Portfolio -
Institutional Shares
$19,171

S&P MidCap 400
Index
$28,448

[GRAPHIC OMITTED]

A graphic comparison of the change in value of a hypothetical $10,000 investment in Janus Aspen Aggressive Growth Portfolio - Institutional Shares and the S&P MidCap 400 Index. Janus Aspen Aggressive Growth Portfolio - Institutional Shares is represented by a shaded area of green. The S&P MidCap 400 Index is represented by a solid black line. The "y" axis reflects the value of the investment. The "x" axis reflects the computation periods from inception, September 13, 1993, through December 31, 2002. The lower right quadrant reflects the ending value of the hypothetical investment in Janus Aspen Aggressive Growth Portfolio - Institutional Shares ($19,171) as compared to the S&P MidCap 400 Index ($28,448).
--------------------------------------------------------------------------------

*The Portfolio's inception date.
Source - Lipper, a Reuters Company 2002.
See "Explanations of Charts, Tables and Financial Statements."

SCHEDULE OF INVESTMENTS

Shares or Principal Amount                                         Market Value
================================================================================
Common Stock - 90.0%
Advertising Sales - 2.8%
   1,196,253    Lamar Advertising Co.* ......................     $   40,253,913

Agricultural Operations - 0.2%
     123,900    Bunge, Ltd. .................................          2,981,034

Airlines - 0.9%
     353,705    Ryanair Holdings PLC (ADR)* .................         13,851,088

Automotive - Truck Parts and Equipment - 0.4%
     161,325    Lear Corp.* .................................          5,368,896

Building - Mobile Home and Manufactured Housing - 0.4%
     431,965    Clayton Homes, Inc. .........................          5,261,334

Building - Residential and Commercial - 1.0%
      46,380    NVR, Inc.* ..................................         15,096,690

Casino Hotels - 0.6%
     266,680    Mandalay Resort Group* ......................          8,163,075

Casino Services - 2.5%
     480,440    International Game Technology* ..............         36,475,005

Commercial Banks - 2.9%
     154,210    Commerce Bancorp, Inc. ......................     $    6,660,330
     138,795    M&T Bank Corp. ..............................         11,013,383
     551,230    National Commerce Financial Corp. ...........         13,146,835
     247,505    North Fork Bancorporation, Inc. .............          8,350,819
      79,590    TCF Financial Corp. .........................          3,477,287

                                                                      42,648,654

Commercial Services - Finance - 3.1%
     286,710    Concord EFS, Inc.* ..........................          4,512,815
     496,385    Moody's Corp. ...............................         20,495,737
     721,913    Paychex, Inc. ...............................         20,141,373

                                                                      45,149,925

Computer Services - 1.0%
     894,370    BISYS Group, Inc.* ..........................         14,220,483

Computers - 0.6%
     599,435    Apple Computer, Inc.* .......................          8,589,904

Computers - Integrated Systems - 0.5%
     192,600    Diebold, Inc. ...............................          7,938,972

Containers - Metal and Glass - 1.7%
     479,810    Ball Corp. ..................................         24,561,474

See Notes to Schedules of Investments and Financial Statements.

                                        Janus Aspen Series  December 31, 2002  7

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

JANUS ASPEN AGGRESSIVE GROWTH PORTFOLIO

SCHEDULE OF INVESTMENTS

Shares or Principal Amount                                         Market Value
================================================================================
Data Processing and Management - 0.5%
     311,235    Certegy, Inc.* ..............................     $    7,640,819

Dialysis Centers - 0.3%
     181,075    Davita, Inc.* ...............................          4,467,120

Disposable Medical Products - 0.8%
     207,775    C.R. Bard, Inc. .............................         12,050,950

Distribution and Wholesale - 1.1%
      82,300    Fastenal Co. ................................          3,077,197
     239,205    W.W. Grainger, Inc. .........................         12,331,018

                                                                      15,408,215

Diversified Operations - 1.8%
   1,194,785    Cendant Corp.* ..............................         12,521,347
     131,635    Lancaster Colony Corp. ......................          5,144,296
     243,840    SPX Corp.* ..................................          9,131,808

                                                                      26,797,451

E-Commerce/Services - 0.9%
     199,730    eBay, Inc.* .................................         13,545,689

Electric Products  -  Miscellaneous - 0.7%
     270,755    AMETEK, Inc. ................................         10,421,360

Electronic Components - Semiconductors - 2.0%
     376,194    Cree, Inc.* .................................          6,150,772
     655,415    National Semiconductor Corp.* ...............          9,837,779
   1,106,930    NVIDIA Corp.* ...............................         12,740,764

                                                                      28,729,315

Electronic Design Automation - 0.5%
     565,225    Cadence Design Systems, Inc.* ...............          6,664,003

Entertainment Software - 0.3%
      76,675    Electronic Arts, Inc.* ......................          3,816,115

Fiduciary Banks - 1.4%
     602,560    Northern Trust Corp. ........................         21,119,728

Finance - Investment Bankers/Brokers - 1.7%
     703,495    Charles Schwab Corp. ........................          7,632,921
     313,110    Lehman Brothers Holdings, Inc. ..............         16,685,632

                                                                      24,318,553

Financial Guarantee Insurance - 1.2%
     425,025    MGIC Investment Corp. .......................         17,553,532

Food - Dairy Products - 1.4%
     557,790    Dean Foods Co.* .............................         20,694,009

Health Care Cost Containment - 1.5%
     917,980    First Health Group Corp.* ...................         22,352,813

Hotels and Motels - 1.5%
     230,955    Marriott International, Inc. - Class A ......          7,591,491
     575,955    Starwood Hotels & Resorts Worldwide, Inc. ...         13,673,172

                                                                      21,264,663

Human Resources - 1.6%
     209,645    Manpower, Inc. ..............................          6,687,676
   1,019,610    Robert Half International, Inc.* ............         16,425,917

                                                                      23,113,593

Industrial Gases - 0.5%
     138,235    Praxair, Inc. ...............................          7,985,836

Investment Management and Advisory Services - 1.1%
     603,070    T. Rowe Price Group, Inc. ...................         16,451,750

Life and Health Insurance - 1.9%
     947,360    AFLAC, Inc. .................................     $   28,534,483

Medical - Biomedical and Genetic - 0.8%
     433,475    Enzon, Inc.* ................................          7,247,702
     116,520    Millipore Corp.* ............................          3,961,680

                                                                      11,209,382

Medical - Drugs - 1.5%
     137,265    Forest Laboratories, Inc.* ..................         13,482,168
     494,702    King Pharmaceuticals, Inc.* .................          8,503,927

                                                                      21,986,095

Medical - Generic Drugs - 0.8%
     188,050    Barr Laboratories, Inc.* ....................         12,240,175

Medical - HMO - 0.9%
     207,990    Anthem, Inc.* ...............................         13,082,571

Medical - Hospitals - 2.0%
     435,635    Community Health Care Corp.* ................          8,969,725
   1,173,320    Health Management Associates, Inc.
                  - Class A .................................         21,002,428

                                                                      29,972,153

Medical Instruments - 3.2%
     814,560    Apogent Technologies, Inc.* .................         16,942,848
     743,110    St. Jude Medical, Inc.* .....................         29,516,329

                                                                      46,459,177

Medical Labs and Testing Services - 1.3%
     330,150    Quest Diagnostics, Inc.* ....................         18,785,535

Medical Products - 1.1%
     247,175    Stryker Corp. ...............................         16,590,386

Non-Hazardous Waste Disposal - 0.3%
     432,860    Allied Waste Industries, Inc.* ..............          4,328,600

Oil Companies - Exploration and Production - 5.2%
     719,565    EOG Resources, Inc. .........................         28,725,035
     428,090    Murphy Oil Corp. ............................         18,343,656
     549,550    Ocean Energy, Inc. ..........................         10,974,513
     691,650    Pioneer Natural Resources Co.* ..............         17,464,162

                                                                      75,507,366

Oil Field Machinery and Equipment - 0.7%
     311,300    Smith International, Inc.* ..................         10,154,606

Optical Supplies - 0.4%
     146,740    Alcon, Inc.* ................................          5,788,893

Pipelines - 2.6%
     904,755    Kinder Morgan, Inc. .........................         38,243,994

Power Converters and Power Supply Equipment - 0.3%
     291,705    American Power Conversion Corp.* ............          4,419,331

Printing - Commercial - 0.5%
     239,355    Valassis Communications, Inc.* ..............          7,044,218

Property and Casualty Insurance - 2.0%
     275,955    W. R. Berkley Corp. .........................         10,930,578
     244,320    XL Capital, Ltd. - Class A ..................         18,873,720

                                                                      29,804,298

Radio - 3.8%
     501,226    Cox Radio, Inc. - Class A* ..................         11,432,965
     279,596    Entercom Communications Corp.* ..............         13,118,644
     631,557    Hispanic Broadcasting Corp.* ................         12,978,496
     500,910    Westwood One, Inc.* .........................         18,713,998

                                                                      56,244,103

See Notes to Schedules of Investments and Financial Statements.

8  Janus Aspen Series  December 31, 2002

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

SCHEDULE OF INVESTMENTS

Shares or Principal Amount                                         Market Value
================================================================================
Reinsurance - 5.8%
      19,791    Berkshire Hathaway, Inc. - Class B* .........     $   47,953,593
     265,200    Everest Re Group, Ltd. ......................         14,665,560
     148,470    Montpelier Re Holdings, Ltd.
                  (New York Shares)* ........................          4,275,936
     435,915    Renaissance Re Holdings, Ltd. ...............         17,262,234

                                                                      84,157,323

Retail - Discount - 0.4%
     100,910    Dollar Tree Stores, Inc.* ...................          2,479,359
     112,055    Fred's, Inc. ................................          2,879,814

                                                                       5,359,173

Retail - Office Supplies - 1.0%
     794,290    Staples, Inc.* ..............................         14,535,507

Retail - Restaurants - 1.4%
     214,020    Darden Restaurants, Inc. ....................          4,376,709
     641,735    Yum! Brands, Inc.* ..........................         15,542,822

                                                                      19,919,531

Satellite Telecommunications - 1.6%
   1,055,575    EchoStar Communications Corp. - Class A* ....         23,497,099

Savings/Loan/Thrifts - 0.4%
     424,065    Sovereign Bancorp, Inc. .....................          5,958,113

Schools - 1.9%
     632,294    Apollo Group, Inc. - Class A* ...............         27,820,936

Semiconductor Components/Integrated Circuits - 0.7%
     534,045    Marvell Technology Group, Ltd.* .............         10,072,089

Semiconductor Equipment - 2.0%
     409,030    KLA-Tencor Corp.* ...........................         14,467,391
     551,930    Novellus Systems, Inc.* .....................         15,498,194

                                                                      29,965,585

Telecommunication Equipment - 0.5%
     259,695    Harris Corp. ................................          6,829,978

Textile-Home Furnishings - 1.5%
     390,835    Mohawk Industries, Inc.* ....................         22,258,053

Tools - Hand Held - 0.8%
     339,785    Stanley Works ...............................         11,749,765

Transportation - Air Freight - 0.9%
     386,710    CNF, Inc. ...................................         12,854,240

Transportation - Railroad - 0.5%
     186,720    Canadian National Railway Co.
                  (New York Shares) .........................          7,760,083

Transportation - Services - 0.4%
     174,160    Expeditors International of Washington, Inc.           5,686,324

Travel Services - 1.5%
     949,600    USA Interactive* ............................         21,707,856
--------------------------------------------------------------------------------
Total Common Stock (cost $1,398,211,136) ....................      1,315,482,982
--------------------------------------------------------------------------------
Short-Term Corporate Notes - 7.4%
                Citigroup, Inc.
$ 72,000,000      1.15%, 1/2/03 .............................         71,997,700
                General Electric Capital Corp.
  35,900,000      1.25%, 1/2/03 .............................         35,898,753
--------------------------------------------------------------------------------
Total Short-Term Corporate Notes
  (amortized cost $107,896,453) .............................        107,896,453
--------------------------------------------------------------------------------
U.S. Government Agency - 3.4%
                Federal Farm Credit Bank
$ 50,000,000      2.13%, 4/14/03 (cost $49,695,292) .........     $   49,837,100
--------------------------------------------------------------------------------
Total Investments (total cost $1,555,802,881) - 100.8% ......      1,473,216,535
--------------------------------------------------------------------------------
Liabilities, net of Cash, Receivables and Other Assets - (0.8)%     (11,854,519)
--------------------------------------------------------------------------------
Net Assets - 100% ...........................................     $1,461,362,016
--------------------------------------------------------------------------------

Summary of Investments by Country, December 31, 2002

Country                        % of Investment Securities           Market Value
--------------------------------------------------------------------------------
Bermuda                                              4.6%         $   68,130,573
Canada                                               0.5%              7,760,083
Ireland                                              1.0%             13,851,088
Switzerland                                          0.4%              5,788,893
United States++                                     93.5%          1,377,685,898
--------------------------------------------------------------------------------
Total                                              100.0%         $1,473,216,535

++Includes Short-Term Securities (82.8% excluding Short-Term Securities)

See Notes to Schedules of Investments and Financial Statements.

                                        Janus Aspen Series  December 31, 2002  9

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

JANUS ASPEN CAPITAL APPRECIATION PORTFOLIO                     Scott Schoelzel,
                                                               portfolio manager

For the 12-months ended December 31, 2002, Janus Aspen Series Capital Appreciation Portfolio meaningfully outperformed its benchmark, the Standard & Poor's 500(R) Index, declining 15.67% for its Institutional Shares and 15.93% for its Service Shares.(1) By comparison, the Index declined 22.09%, capping the worst three-year performance in the popular average since 1939, 1940 and 1941. This performance earned the Portfolio's Institutional Shares a top-decile ranking for the one-year period ended December 31, 2002, placing it 3rd out of 135 variable annuity large-cap growth funds tracked by Lipper, a Reuters Company and leading mutual fund rating company.(2)

[PHOTO]

Although the markets have been very tough these past few years, Janus Aspen Series Capital Appreciation Portfolio remains one of the true bright spots among large-cap growth funds. For the five years ended December 31, 2002, the Portfolio was the single best-performing fund among variable annuity large-cap growth funds tracked by Lipper. During this time period the Portfolio's Institutional Shares ranked 1st out of the 64 variable annuity large-cap growth funds tracked by Lipper. For the three-year period, the Portfolio's Institutional and Service Shares ranked 16th and 21st, respectively, out of 95 funds tracked by Lipper, and for the year just ended, the Portfolio's Institutional and Service Shares ranked 3rd and 4th, respectively, out of 135 funds tracked by Lipper - a record we are quite proud of here at Janus.

Despite our overall success, some investments have not lived up to our expectations. Home Depot was one of our poorest performers in 2002. The company has been pressured by the improved performance of its largest competitor, Lowe's. At the same time, some of its own sales and operating initiatives have failed to achieve the desired results. We had high hopes for Home Depot's new, GE-bred CEO, but it's clear that the transition from GE to the world of retail is proving more difficult than imagined.

AOL Time Warner was also one of our weaker performers. Much has been written about the turmoil at AOL, and when we bought our position, we didn't accurately anticipate just how ugly relations between AOL and Time Warner would become and how much this vicious spiral would adversely affect their already-difficult business. Going forward, we see an improving environment for advertising spending, a company that has some of the best media assets in the world in Time Warner Cable, HBO, CNN, the Harry Potter and Lord of the Rings franchises, with one division, AOL, in the midst of being meaningfully restructured. We expect that CEO Richard Parsons and his management team will make good on their vow to streamline the company's operations, pay down its corporate debt and get AOL better positioned for the inevitable transition to a broadband world. Needless to say, the AOL situation is very fluid and we are constantly monitoring events at the company.

Looking forward to 2003 the Portfolio is well diversified among a variety of industries, and we have concentrated a few of our investments in what we view as particularly attractive situations. Our largest holding going into the New Year, and a solid performer in 2002, is Bank of America. Bank of America has done an excellent job of managing the quality of its loan portfolios during this economic downturn. The Bank's continued focus on integrating past acquisitions, a back-to-basics approach with its retail customers, and judicious management of its expense structure has enabled it to become the fifth most profitable company in the country. It has used this profitability to continue to grow its business while, at the same time, demonstrating high regard for its shareholders by returning capital to them via an aggressive share repurchase program.

Other top holdings going into 2003 include ExxonMobil, United Healthcare and Microsoft. Each company has been enormously cash generative with very steady business fundamentals and, like Bank of America, has been aggressively buying back its shares in the open market, almost daily.

Finally, I appreciate your continued confidence and patience. Although strong stock selection enabled us to outperform the averages in 2002, on an absolute basis, the Portfolio's performance was disappointing. Without question, the past three years have been excruciating for all investors. The investment climate is as tough as we have seen in decades, but we have the resources and the unwavering commitment to see our shareholders through these challenging times.

Thank you for your investment in Janus Aspen Capital Appreciation Portfolio.

PORTFOLIO ASSET MIX
(% of Net Assets)                         December 31, 2002    December 31, 2001
--------------------------------------------------------------------------------

Equities                                              95.7%                80.2%
  Foreign                                              6.0%                 8.9%
  Europe                                               6.0%                 5.6%
Top 10 Equities                                       51.7%                47.0%
Number of Stocks                                         31                   28
Cash, Cash Equivalents
  and Fixed Income Securities                          4.3%                19.8%

(1) All returns include reinvested dividends and capital gains.

(2) Lipper, a Reuters Company, is a nationally recognized organization that ranks the performance of mutual funds within a universe of funds that have similar investment objectives. Rankings are historical and are based on total return with capital gains and dividends reinvested. As of December 31, 2002, Lipper ranked Janus Aspen Capital Appreciation Portfolio - Institutional Shares 1st out of 64 variable annuity large-cap growth funds for the 5-year period.

Past performance does not guarantee future results.

There is no assurance that the investment process will consistently lead to successful investing.

10  Janus Aspen Series  December 31, 2002

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

AVERAGE ANNUAL TOTAL RETURN

For the Periods Ended December 31, 2002
--------------------------------------------------------------------------------

Institutional Shares (Inception Date 5/1/97)
  1 Year                                                                (15.67)%
  5 Year                                                                   7.37%
  From Inception                                                          11.00%
--------------------------------------------------------------------------------

S&P 500(R)Index
  1 Year                                                                (22.09)%
  5 Year                                                                 (0.58)%
  From Inception of Institutional Shares                                   3.12%
--------------------------------------------------------------------------------

Service Shares (Inception Date 12/31/99)
  1 Year                                                                (15.93)%
  5 Year                                                                   6.88%
  From Portfolio Inception                                                10.59%
--------------------------------------------------------------------------------

Returns shown for Service Shares for periods prior to their inception are derived from the historical performance of Institutional Shares, adjusted to reflect the higher operating expenses of Service Shares.

A "nondiversified" fund has the ability to take larger positions in a smaller number of issuers than a "diversified" fund. Nondiversified funds may experience greater price volatility.

Due to market volatility, current performance may be higher or lower than the figures shown. Call 1-800-504-4440 or visit janus.com for more current performance information.

Past performance is no guarantee of future results and investment results and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Total return includes reinvestment of dividends and capital gains.

The S&P 500(R) is the Standard & Poor's Composite Index of 500 stocks, a widely recognized, unmanaged index of common stock prices. The Portfolio may differ significantly from the securities held in the index. The index is not available for direct investment; therefore its performance does not reflect the expenses associated with the active management of an actual portfolio.

These returns do not reflect the charges and expenses of any particular insurance product or qualified plan.

--------------------------------------------------------------------------------
AVERAGE ANNUAL TOTAL RETURN - for the periods ended December 31, 2002

                                         One Year    Five Year    Since 5/1/97*
Janus Aspen Capital Appreciation
  Portfolio - Institutional Shares       (15.67)%       7.37%         11.00%
S&P 500(R)Index                          (22.09)%     (0.58)%          3.12%

PERFORMANCE OVERVIEW

Janus Aspen Capital
Appreciation Portfolio -
Institutional Shares
$18,065

S&P 500(R) Index
$11,904

[GRAPHIC OMITTED]

A graphic comparison of the change in value of a hypothetical $10,000 investment in Janus Aspen Capital Appreciation Portfolio - Institutional Shares and the S&P 500 Index. Janus Aspen Capital Appreciation Portfolio - Institutional Shares is represented by a shaded area of green. The S&P 500 Index is represented by a solid black line. The "y" axis reflects the value of the investment. The "x" axis reflects the computation periods from inception, May 1, 1997, through December 31, 2002. The lower right quadrant reflects the ending value of the hypothetical investment in Janus Aspen Capital Appreciation Portfolio - Institutional Shares ($18,065) as compared to the S&P 500 Index ($11,904).
--------------------------------------------------------------------------------

*The Portfolio's inception date.
Source - Lipper, a Reuters Company 2002.
See "Explanations of Charts, Tables and Financial Statements."

SCHEDULE OF INVESTMENTS

Shares or Principal Amount                                         Market Value
================================================================================
Common Stock - 95.7%
Aerospace and Defense - 4.5%
     510,085    General Dynamics Corp. ......................     $   40,485,446

Applications Software - 5.0%
     867,255    Microsoft Corp.* ............................         44,837,084

Athletic Footwear - 2.3%
     468,975    NIKE, Inc. - Class B ........................         20,855,318

Beverages - Non-Alcoholic - 1.8%
     358,835    Coca-Cola Co. ...............................         15,724,150

Cellular Telecommunications - 1.8%
     726,950    Vodafone Group PLC** ........................          1,323,408
     795,520    Vodafone Group PLC (ADR)** ..................         14,414,822

                                                                      15,738,230

Diversified Operations - 2.8%
     201,800    3M Co. ......................................         24,881,940

E-Commerce/Services - 1.6%
     207,915    eBay, Inc. * ................................         14,100,795

Entertainment Software - 2.1%
     379,045    Electronic Arts, Inc.* ......................         18,865,070

Finance - Consumer Loans - 3.6%
     312,510    SLM Corp. ...................................         32,457,289

Finance - Investment Bankers/Brokers - 3.8%
     498,535    Goldman Sachs Group, Inc. ...................     $   33,950,233

Finance - Mortgage Loan Banker - 2.9%
     403,310    Fannie Mae ..................................         25,944,932

Food - Diversified - 0.4%
      64,265    Unilever N.V. (New York Shares)** ...........          3,965,793

Medical - Biomedical and Genetic - 1.1%
     306,050    Genentech, Inc.* ............................         10,148,618

Medical - Drugs - 2.5%
     224,265    Forest Laboratories, Inc.* ..................         22,027,308

Medical - HMO - 6.5%
     696,695    UnitedHealth Group, Inc. ....................         58,174,033

Medical - Wholesale Drug Distributors - 3.0%
     164,380    AmerisourceBergen Corp. .....................          8,927,478
     296,485    Cardinal Health, Inc. .......................         17,548,947

                                                                      26,476,425

Medical Instruments - 6.2%
   1,221,405    Medtronic, Inc. .............................         55,696,068

Multi-Line Insurance - 3.8%
     588,095    American International Group, Inc. ..........         34,021,296

See Notes to Schedules of Investments and Financial Statements.

                                       Janus Aspen Series  December 31, 2002  11

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

JANUS ASPEN CAPITAL APPRECIATION PORTFOLIO

SCHEDULE OF INVESTMENTS

Shares or Principal Amount                                         Market Value
================================================================================
Multimedia - 8.8%
   3,673,063    AOL Time Warner, Inc.* ......................     $   48,117,125
     749,100    Viacom, Inc. - Class B* .....................         30,533,316

                                                                      78,650,441

Oil Companies - Exploration and Production - 3.5%
     661,215    Anadarko Petroleum Corp. ....................         31,672,199

Oil Companies - Integrated - 4.8%
   1,239,335    Exxon Mobil Corp. ...........................         43,302,365

Retail - Regional Department Stores - 1.9%
     304,785    Kohl's Corp.* ...............................         17,052,721

Satellite Telecommunications - 1.6%
     628,253    EchoStar Communications Corp. - Class A* ....         13,984,912

Super-Regional Banks - 9.3%
     864,335    Bank of America Corp. .......................         60,131,786
     488,205    Wells Fargo & Co. ...........................         22,882,168

                                                                      83,013,954

Telecommunication Equipment - 3.8%
   2,215,590    Nokia Oyj (ADR)** ...........................         34,341,645

Transportation - Services - 4.9%
     698,315    United Parcel Service, Inc. - Class B .......         44,049,710

Wireless Equipment - 1.4%
     334,780    QUALCOMM, Inc.* .............................         12,182,644
--------------------------------------------------------------------------------
Total Common Stock (cost $971,988,387) ......................        856,600,619
--------------------------------------------------------------------------------
U.S. Government Obligations - 0.5%
$  4,389,000    U.S. Treasury Notes
                  1.875%, due 9/30/04
                  (cost $4,398,725) .........................          4,419,688
--------------------------------------------------------------------------------
Repurchase Agreement - 3.7%
  33,500,000    ABN AMRO Bank N.V., 1.26%
                  dated 12/31/02, maturing 1/2/03
                  to be repurchased at $33,502,345
                  collateralized by $31,757,725
                  in U.S. Government Agencies
                  5.875%-9.50%, 3/21/11-4/1/32
                  $14,275,901 in U.S. Treasury Bills
                  0%, 3/20/03-3/27/03; with respective
                  values of $19,933,454 and $14,236,547
                  (cost $33,500,000) ........................         33,500,000
--------------------------------------------------------------------------------
Total Investments (total cost $1,009,887,112) - 99.9% .......        894,520,307
--------------------------------------------------------------------------------
Cash, Receivables and Other Assets, net of Liabilities - 0.1%            955,974
--------------------------------------------------------------------------------
Net Assets - 100% ...........................................     $  895,476,281
--------------------------------------------------------------------------------

Summary of Investments by Country, December 31, 2002

Country                        % of Investment Securities           Market Value
--------------------------------------------------------------------------------
Finland                                              3.8%         $   34,341,645
Netherlands                                          0.4%              3,965,793
United Kingdom                                       1.8%             15,738,230
United States++                                     94.0%            840,474,639
--------------------------------------------------------------------------------
Total                                              100.0%         $  894,520,307

++Includes Short-Term Securities (90.2% excluding Short-Term Securities)

Forward Currency Contracts, Open at December 31, 2002

Currency Sold and                  Currency            Currency       Unrealized
Settlement Date                  Units Sold     Value in $ U.S.      Gain/(Loss)
--------------------------------------------------------------------------------
British Pound 2/21/03             1,600,000      $    2,566,256    $    (64,072)
British Pound 4/15/03             1,100,000           1,757,781              201
Euro 2/21/03                      5,500,000           5,758,607        (236,057)
Euro 3/28/03                      4,200,000           4,391,187              144
--------------------------------------------------------------------------------
Total                                            $   14,473,831    $   (299,784)

See Notes to Schedules of Investments and Financial Statements.

12  Janus Aspen Series  December 31, 2002

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

JANUS ASPEN CORE EQUITY PORTFOLIO              Karen L. Reidy, portfolio manager

For the 12-month period ended December 31, 2002, Janus Aspen Core Equity Portfolio declined 18.27% for its Institutional Shares and 18.45% for its Service Shares, surpassing its benchmark, the Standard & Poor's 500(R) Index, which lost 22.09%.(1) This performance earned the Portfolio's Institutional and Service Shares first-quartile rankings for the year ended December 31, 2002, placing 18th and 19th, respectively, out of 197 variable annuity large-cap core funds tracked by Lipper, a Reuters Company and a leading mutual fund rating company.(2)

[PHOTO]

Encouraging news early in the fiscal year suggested an economic recovery was at hand. Those signs proved premature, however, as the economy took a turn for the worse during the spring. Mirroring this downturn, stocks struggled under the weight of ongoing corporate scandals, weak company profits and lackluster business investment. Meanwhile, despite interest rates at 41-year lows, consumer spending moderated as Americans reacted to plunging share prices and tepid job growth by tightening their belts. Consumer confidence suffered as well, resulting in the worst holiday sales season since 1970. A looming U.S. war with Iraq only added to the uncertainty. As the period drew to a close, the most widely watched stock market measures posted their third consecutive year of losses.

Against this volatile backdrop, I attribute the Portfolio's relative outperformance to its defensive positioning, which proved to be appropriate as the year progressed and it became clear that a rebound in the economy and company earnings would be delayed. Not only have the past three years been particularly difficult for investors, but I also see further challenges ahead for both the economy and stock market. Given that, I believe it is more important than ever to adhere to my strategy of focusing on companies with clean balance sheets, rising returns on capital, improving free cash flow and trustworthy managements that have proven to be good shepherds of capital.

Perennial standout and longtime holding Anheuser-Busch exemplifies these qualities. Among the reasons I was first attracted to the brewer was its history of consistent, predictable earnings growth. And Anheuser-Busch has not disappointed. In a climate where pricing power is rare, the maker of Budweiser, Bud Light and Michelob has been able to raise prices as it grows its market share and solidifies its industry dominance. Even so, a slowdown in sales volume and the stock's nearly full valuation led me to slightly trim my Anheuser-Busch position.

Diversified manufacturer 3M Co. was a contributor as well. Selling everything from office supplies to electronics to telecommunications equipment, 3M has successfully weathered the turbulent economic environment through its varied product base and careful cost management and continues to generate solid earnings and revenue growth.

Gannett Co. also supported the Portfolio's performance. My interest in the media giant was piqued by the strength of its USA Today brand. In researching the company, we were pleased to discover that Gannett, which also owns a variety of local newspapers and television stations from Des Moines to the United Kingdom, enjoys substantial asset value, healthy cash flow and relatively low debt. Furthermore, unlike many of its peers Gannett has been able to navigate the recent slump in advertising spending, benefiting from a shift from national advertising to more targeted and cost-effective local ad campaigns.

Hindering results was J.P. Morgan Chase & Co., which I purchased at a reduced price on the strength of the company's capital ratios and the belief that the investment banking business had bottomed out. Unfortunately, Morgan's underwriting business continued to deteriorate, as did the quality of its credit portfolio. Adding to my disappointment was my view that Morgan's management was not proactive in identifying and setting aside reserves for troubled loans. As I lost confidence in J.P. Morgan, I decided to sell the stock.

Industrial conglomerate Honeywell International also lost ground. The biggest maker of cockpit systems and electronics has been hard hit by the near-collapse in the aviation industry and the sharp slowdown in corporate capital investment. Both the economy and capital spending, however, eventually will rebound. Additionally, Honeywell has unique market share strength in its products. In light of the company's position and focus on cost removal, as well as increasing defense budgets, Honeywell remains in the Portfolio.

While I remain cautiously optimistic on prospects for a modest economic resurgence in 2003, I will stand by what I believe to be a prudent long-term investment approach, making changes to the Portfolio in an incremental manner that reflect our proprietary analysis and insights, rather than any attempt to anticipate short-term market rotations. I continue to consider the Portfolio as a whole, balancing holdings with more revenue and earnings upside against stable growers that are cutting costs and bolstering their profit margins. Above all, I will only invest in companies that win my highest confidence.

Thank you for your investment in Janus Aspen Core Equity Portfolio.

PORTFOLIO ASSET MIX
(% of Net Assets)                         December 31, 2002    December 31, 2001
--------------------------------------------------------------------------------

Equities                                              94.3%                89.2%
  Foreign                                             13.7%                 6.3%
Top 10 Equities                                       27.4%                28.0%
Number of Stocks                                         80                   66
Cash, Cash Equivalents
  and Fixed Income Securities                          5.7%                10.8%

(1) All returns include reinvested dividends and capital gains.

(2) Lipper, a Reuters Company, is a nationally recognized organization that ranks the performance of mutual funds within a universe of funds that have similar investment objectives. Rankings are historical and are based on total return with capital gains and dividends reinvested. As of December 31, 2002, Lipper ranked Janus Aspen Core Equity Portfolio - Institutional Shares 1st out of 99 variable annuity large-cap core funds for the 5-year period.

Past performance does not guarantee future results.

There is no assurance that the investment process will consistently lead to successful investing.

                                       Janus Aspen Series  December 31, 2002  13

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

AVERAGE ANNUAL TOTAL RETURN

For the Periods Ended December 31, 2002
--------------------------------------------------------------------------------

Institutional Shares (Inception Date 5/1/97)
  1 Year                                                                (18.27)%
  5 Year                                                                   6.54%
  From Inception                                                          11.46%
--------------------------------------------------------------------------------

S&P 500(R)Index
  1 Year                                                                (22.09)%
  5 Year                                                                 (0.58)%
  From Inception of Institutional Shares                                   3.12%
--------------------------------------------------------------------------------

Service Shares (Inception Date 12/31/99)
1 Year                                                                  (18.45)%
5 Year                                                                     6.17%
From Portfolio Inception                                                  11.07%
--------------------------------------------------------------------------------

Returns shown for Service Shares for periods prior to their inception are derived from the historical performance of Institutional Shares, adjusted to reflect the higher operating expenses of Service Shares.

Due to market volatility, current performance may be higher or lower than the figures shown. Call 1-800-504-4440 or visit janus.com for more current performance information.

Past performance is no guarantee of future results and investment results and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Total return includes reinvestment of dividends and capital gains.

The S&P 500(R) is the Standard & Poor's Composite Index of 500 stocks, a widely recognized, unmanaged index of common stock prices. The Portfolio may differ significantly from the securities held in the index. The index is not available for direct investment; therefore its performance does not reflect the expenses associated with the active management of an actual portfolio.

These returns do not reflect the charges and expenses of any particular insurance product or qualified plan.

The Adviser has contractually agreed to waive a portion of the Portfolio's expenses. Without such waivers, the Portfolio's total returns for each class would have been lower.

--------------------------------------------------------------------------------
AVERAGE ANNUAL TOTAL RETURN - for the periods ended December 31, 2002

                                         One Year    Five Year    Since 5/1/97*
Janus Aspen Core Equity Portfolio
  - Institutional Shares                 (18.27)%      6.54%          11.46%
S&P 500(R)Index                          (22.09)%     (0.58)%          3.12%

PERFORMANCE OVERVIEW

Janus Aspen Core
Equity Portfolio -
Institutional Shares
$18,495

S&P 500(R) Index
$11,904

[GRAPHIC OMITTED]

A graphic comparison of the change in value of a hypothetical $10,000 investment in Janus Aspen Core Equity Portfolio - Institutional Shares and the S&P 500 Index. Janus Aspen Core Equity Portfolio - Institutional Shares is represented by a shaded area of green. The S&P 500 Index is represented by a solid black line. The "y" axis reflects the value of the investment. The "x" axis reflects the computation periods from inception, May 1, 1997, through December 31, 2002. The lower right quadrant reflects the ending value of the hypothetical investment in Janus Aspen Core Equity Income Portfolio - Institutional Shares ($18,495) as compared to the S&P 500 Index ($11,904).
--------------------------------------------------------------------------------

*The Portfolio's inception date.
Source - Lipper, a Reuters Company 2002.
See "Explanations of Charts, Tables and Financial Statements."

SCHEDULE OF INVESTMENTS

Shares or Principal Amount                                         Market Value
================================================================================
Common Stock - 91.1%
Advertising Sales - 0.9%
       2,985    Lamar Advertising Co.* ......................     $      100,445

Aerospace and Defense - 1.6%
       2,205    General Dynamics Corp. ......................            175,011

Agricultural Chemicals - 0.9%
       1,595    Potash Corporation of Saskatchewan, Inc.
                  (New York Shares)** .......................            101,426

Applications Software - 2.7%
       5,890    Microsoft Corp.* ............................            304,513

Automotive - Cars and Light Trucks - 1.1%
       4,194    BMW A.G.** ..................................            127,408

Automotive - Truck Parts and Equipment - 0.5%
       1,580    Lear Corp.* .................................             52,582

Beverages - Non-Alcoholic - 1.4%
       3,695    PepsiCo, Inc. ...............................            156,003

Beverages - Wine and Spirits - 1.3%
      12,903    Diageo PLC** ................................            140,216

Brewery - 2.4%
       5,539    Anheuser-Busch Companies, Inc. ..............            268,088

Broadcast Services and Programming - 1.9%
       1,595    Clear Channel Communications, Inc.* .........     $       59,478
      17,335    Liberty Media Corp. - Class A* ..............            154,975

                                                                         214,453

Cable Television - 1.3%
       1,036    Comcast Corp. - Class A* ....................             24,419
       1,878    Comcast Corp. - Special Class A* ............             42,424
       2,604    Cox Communications, Inc. - Class A* .........             73,954

                                                                         140,797

Chemicals - Diversified - 1.1%
       2,945    E.I. du Pont de Nemours and Co. .............            124,868

Computers - 0.5%
         740    IBM Corp. ...................................             57,350

Computers - Peripheral Equipment - 1.6%
       2,935    Lexmark International Group, Inc. - Class A*             177,567

Consulting Services - 0.6%
       3,760    Accenture, Ltd. - Class A
                  (New York Shares)* ........................             67,642

See Notes to Schedules of Investments and Financial Statements.

14  Janus Aspen Series  December 31, 2002

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

JANUS ASPEN CORE EQUITY PORTFOLIO

SCHEDULE OF INVESTMENTS

Shares or Principal Amount                                         Market Value
================================================================================
Cosmetics and Toiletries - 3.3%
         890    Avon Products, Inc. .........................     $       47,944
       1,030    Colgate-Palmolive Co. .......................             54,003
       3,015    Estee Lauder Companies, Inc. - Class A ......             79,596
       1,120    International Flavors & Fragrances, Inc. ....             39,312
       1,710    Procter & Gamble Co. ........................            146,957

                                                                         367,812

Data Processing and Management - 3.1%
       8,668    Automatic Data Processing, Inc. .............            340,219

Diversified Financial Services - 2.5%
       7,886    Citigroup, Inc. .............................            277,508

Diversified Operations - 7.9%
       1,910    3M Co. ......................................            235,503
       3,055    Cooper Industries, Ltd. - Class A ...........            111,355
       7,266    General Electric Co. ........................            176,927
      10,010    Honeywell International, Inc. ...............            240,240
       3,005    SPX Corp.* ..................................            112,537

                                                                         876,562

Electronic Components - Semiconductors - 0.6%
       4,260    Texas Instruments, Inc. .....................             63,943

Finance - Investment Bankers/Brokers - 0.8%
       1,305    Goldman Sachs Group, Inc. ...................             88,871

Food - Diversified - 1.1%
       1,940    Unilever N.V.
                  (New York Shares)** .......................            119,717

Food - Retail - 0.4%
       3,120    Kroger Co.* .................................             48,204

Hotels and Motels - 3.6%
       4,705    Fairmont Hotels & Resorts, Inc.
                  (New York Shares)** .......................            110,803
       1,030    Four Seasons Hotels, Inc.** .................             29,098
       4,155    Marriott International, Inc. - Class A ......            136,575
       5,285    Starwood Hotels & Resorts Worldwide, Inc. ...            125,466

                                                                         401,942

Insurance Brokers - 3.0%
       7,295    Marsh & McLennan Companies, Inc. ............            337,102

Life and Health Insurance - 1.4%
       5,065    AFLAC, Inc. .................................            152,558

Medical - Drugs - 4.1%
       1,420    Abbott Laboratories .........................             56,800
         380    Forest Laboratories, Inc.* ..................             37,324
       2,220    Merck & Company, Inc. .......................            125,674
       7,695    Pfizer, Inc. ................................            235,236

                                                                         455,034

Medical Instruments - 1.3%
       3,075    Medtronic, Inc. .............................            140,220

Medical Products - 0.9%
       1,890    Johnson & Johnson ...........................            101,512

Multi-Line Insurance - 5.1%
       5,320    Allstate Corp. ..............................            196,787
       4,153    American International Group, Inc. ..........            240,251
       2,535    PartnerRe, Ltd. .............................            131,364

                                                                         568,402

Multimedia - 6.3%
       8,025    AOL Time Warner, Inc. .......................     $      105,127
       4,365    Gannett Company, Inc. .......................            313,407
       6,782    Viacom, Inc. - Class B* .....................            276,434

                                                                         694,968

Non-Hazardous Waste Disposal - 1.1%
       5,290    Waste Management, Inc. ......................            121,247

Oil - Field Services - 0.6%
       1,465    Schlumberger, Ltd.** ........................             61,662

Oil Companies - Exploration and Production - 2.4%
       2,565    Apache Corp. ................................            146,179
       2,920    Burlington Resources, Inc. ..................            124,538

                                                                         270,717

Oil Companies - Integrated - 5.3%
       2,459    EnCana Corp.** ..............................             75,928
       2,760    EnCana Corp.
                  (New York Shares)** .......................             85,836
       8,825    Exxon Mobil Corp. ...........................            308,346
         675    Total Fina Elf S.A.** .......................             96,401
         290    Total Fina Elf S.A. (ADR)** .................             20,735

                                                                         587,246

Pipelines - 0.6%
       1,934    Kinder Morgan Management LLC* ...............             61,095

Reinsurance - 2.7%
         122    Berkshire Hathaway, Inc. - Class B* .........            295,606

Retail - Discount - 1.9%
       1,700    Costco Wholesale Corp.* .....................             47,702
       2,440    TJX Companies, Inc. .........................             47,629
       2,376    Wal-Mart Stores, Inc. .......................            120,012

                                                                         215,343

Semiconductor Components/Integrated Circuits - 1.2%
       2,273    Linear Technology Corp. .....................             58,462
       2,271    Maxim Integrated Products, Inc. .............             75,034

                                                                         133,496

Super-Regional Banks - 2.3%
       1,735    Bank of America Corp. .......................            120,704
       6,178    U.S. Bancorp ................................            131,097

                                                                         251,801

Telephone - Integrated - 1.0%
       2,890    Verizon Communications, Inc. ................            111,988

Toys - 0.9%
       5,075    Mattel, Inc. ................................             97,186

Transportation - Air Freight - 2.8%
       9,395    CNF, Inc. ...................................            312,290

Transportation - Railroad - 1.2%
       3,195    Canadian National Railway Co.
                  (New York Shares)** .......................            132,784

Transportation - Services - 1.1%
       2,170    FedEx Corp. .................................            117,657

Web Portals/Internet Service Providers - 0.8%
       5,155    Yahoo!, Inc.* ...............................             84,284
--------------------------------------------------------------------------------
Total Common Stock (cost $10,639,352) .......................         10,097,345
--------------------------------------------------------------------------------

See Notes to Schedules of Investments and Financial Statements.

                                       Janus Aspen Series  December 31, 2002  15

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

JANUS ASPEN CORE EQUITY PORTFOLIO

SCHEDULE OF INVESTMENTS

Shares or Principal Amount                                         Market Value
================================================================================
Preferred Stock - 3.2%
Automotive - Cars and Light Trucks - 2.6%
       2,320    Ford Motor Company Capital Trust II
                  convertible, 6.50% ........................     $       93,090
       3,625    General Motors Corp. - Series A
                  convertible, 4.50% ........................             88,359
         245    Porsche A.G.** ..............................            101,808

                                                                         283,257

Publishing - Newspapers - 0.6%
         896    Tribune Co., convertible, 2.00% .............             66,976
--------------------------------------------------------------------------------
Total Preferred Stock (cost $393,416) .......................            350,233
--------------------------------------------------------------------------------
Repurchase Agreement - 4.5%
$    500,000    ABN AMRO Bank N.V., 1.26%
                  dated 12/31/02, maturing 1/2/03
                  to be repurchased at $500,035
                  collateralized by $473,996
                  in U.S. Government Agencies
                  5.875%-9.50%, 3/21/11-4/1/32
                  $213,073 in U.S. Treasury Bills
                  0%, 3/20/03-3/27/03; with respective
                  values of $297,514 and $212,486
                  (cost $500,000) ...........................            500,000
--------------------------------------------------------------------------------
Total Investments (total cost $11,532,768) - 98.8% ..........         10,947,578
--------------------------------------------------------------------------------
Cash, Receivables and Other Assets, net of Liabilities - 1.2%            128,811
--------------------------------------------------------------------------------
Net Assets - 100% ...........................................     $   11,076,389
--------------------------------------------------------------------------------

Summary of Investments by Country, December 31, 2002

Country                        % of Investment Securities           Market Value
--------------------------------------------------------------------------------
Bermuda                                              2.8%         $      310,361
Canada                                               4.9%                535,875
France                                               1.1%                117,136
Germany                                              2.1%                229,216
Netherlands                                          1.6%                181,379
United Kingdom                                       1.3%                140,216
United States++                                     86.2%              9,433,395
--------------------------------------------------------------------------------
Total                                              100.0%         $   10,947,578

++Includes Short-Term Securities (81.6% excluding Short-Term Securities)

Forward Currency Contracts, Open at December 31, 2002

Currency Sold and                  Currency            Currency       Unrealized
Settlement Date                  Units Sold     Value in $ U.S.      Gain/(Loss)
--------------------------------------------------------------------------------
British Pound 4/15/03                85,000      $      135,829    $       (981)
Canadian Dollar 4/15/03             115,000              72,497            1,190
Euro 3/28/03                        310,000             324,111          (6,765)
--------------------------------------------------------------------------------
Total                                            $      532,437    $     (6,556)

See Notes to Schedules of Investments and Financial Statements.

16  Janus Aspen Series  December 31, 2002

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

JANUS ASPEN BALANCED PORTFOLIO                 Karen L. Reidy, portfolio manager

Janus Aspen Balanced Portfolio lost 6.44% for its Institutional Shares and 6.67% for its Service Shares for the 12 months ended December 31, 2002, substantially beating the 22.09% decline of the Standard & Poor's 500(R) Index. This relative outperformance can be attributed to the Portfolio's defensive positioning with a focus on consumer-related and insurance stocks. The Portfolio's fixed-income portion, however, lagged the 11.04% gain of the Lehman Brothers Government/Credit Index.(1) After underperforming for most of the year, riskier debt securities saw a resurgence in the fall, and the Portfolio's high-quality bonds did not participate in this narrow rally. Nevertheless, the Portfolio's blended performance earned its Institutional and Service Shares top-quartile rankings for the one-year period ended December 31, 2002, placing 13th and 16th, respectively, out of 70 variable annuity balanced funds tracked by Lipper, a Reuters Company and a leading mutual fund rating company.(2)

[PHOTO]

Cautious optimism was the watchword as our fiscal year commenced. But despite the lowest interest rates in 41 years, hopes for a much-anticipated recovery faded in the spring amid corporate accounting scandals and increasingly negative economic news. While investors tried to assess the strength of the economy and the outlook for company earnings and business investment, consumers reined in their spending as stock losses mounted. By the fall, employment fears and the growing threat of a U.S. war with Iraq had taken a toll on consumer confidence, and retailers reported weaker-than-expected holiday sales as a result. As 2002 came to an end, major stock market indices had posted losses for the third straight year.

In the bond markets, prices on U.S. Treasury securities hit 44-year highs. Consequently, I have begun to shift resources from pricey Treasury bonds into what I believe are quality corporate bonds and equities that may benefit from moderate economic improvement. Still, price appreciation left the Portfolio's fixed-income weighting roughly unchanged at 41.4%.

Given the lingering uncertainty, I have continued to stand by my research-driven investment approach that focuses on identifying well-managed companies that can perform over the long term. My emphasis is on those with healthy balance sheets, the ability to generate free cash flow and allocate capital prudently, and managements that have a history of executing well regardless of the economic climate.

One holding that matches this description is Anheuser-Busch. The maker of top-selling Bud Light and Budweiser beers has earned a position among the Portfolio's top-10 stocks by delivering consistent, predictable earnings. In spite of the anemic economy, the company continues to enjoy pricing power and gain market share. All the same, I trimmed Anheuser-Busch slightly toward the end of the period as sales volume decelerated and the stock approached the upper end of my valuation target.

Berkshire Hathaway, the diversified holding company steered by legendary investor Warren Buffett, also supported the Portfolio's performance. With its rock-solid balance sheet and broad capital base, Berkshire represents the kind of company I want to own. Its insurance subsidiaries are profiting from firming premiums, and they are complemented by an impressive array of low-debt, asset-rich businesses that are especially appealing in this environment.

Another standout during the period was Gannett Co., owner of USA Today and a host of local newspapers and television stations. I originally was attracted to Gannett because of the strength of its USA Today brand. Our research subsequently revealed that the firm has significant asset value, healthy cash flow and relatively low levels of debt for a media company. It also has done a commendable job of weathering the recent slump in advertising spending as many large corporations scaled back their national media budgets to divert funds to more targeted and cost-effective local advertising.

On the downside, payroll and tax filing processor Automatic Data Processing
(ADP) worked against the Portfolio. As the economy slipped into recession and companies laid off staff, ADP struggled when the number of employees on payroll declined. At the same time, falling interest rates significantly lowered its float income. Given recent data suggesting a jobless recovery is under way as well as greater-than-expected weakness in ADP's brokerage services business, I have substantially cut the position.

Also hindering results was J.P. Morgan Chase & Co., which I purchased at a reduced price on the strength of the company's capital ratios and the belief that the investment banking business had bottomed out. Unfortunately, Morgan's underwriting business continued to deteriorate, as did the quality of its credit portfolio. Adding to my disappointment was my view that Morgan's management was not proactive in identifying and setting aside reserves for troubled loans. As I lost confidence in J.P. Morgan, I decided to sell the stock.

Looking ahead to 2003, I feel it pays to be patient, maintaining a research-driven approach that resists reacting to daily gyrations. Relying on this strategy, I remain committed to providing you with satisfying long-term results.

Thank you for your investment in Janus Aspen Balanced Portfolio.

PORTFOLIO ASSET MIX
(% of Net Assets)                         December 31, 2002    December 31, 2001
--------------------------------------------------------------------------------

Equities                                              45.4%                47.5%
Top 10 Equities                                       14.8%                16.1%
Number of Stocks                                         75                   66
Fixed Income Securities
  U.S. Government Obligations                         20.3%                21.5%
  Corporate Bonds/Warrants
    Investment Grade                                  19.8%                18.1%
    High-Yield/High-Risk                               1.3%                 1.0%
Preferred Stock                                        1.4%                 1.2%
Cash and Cash Equivalents                             11.8%                10.7%

(1) All returns include reinvested dividends and capital gains.

(2) Lipper, a Reuters Company, is a nationally recognized organization that ranks the performance of mutual funds within a universe of funds that have similar investment objectives. Rankings are historical and are based on total return with capital gains and dividends reinvested. As of December 31, 2002, Lipper ranked Janus Aspen Balanced Portfolio - Institutional Shares 1st out of 47 variable annuity balanced funds for the 5-year period.

Past performance does not guarantee future results.

There is no assurance that the investment process will consistently lead to successful investing.

                                       Janus Aspen Series  December 31, 2002  17

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

AVERAGE ANNUAL TOTAL RETURN

For the Periods Ended December 31, 2002
--------------------------------------------------------------------------------

Institutional Shares (Inception Date 9/13/93)
  1 Year                                                                 (6.44)%
  5 Year                                                                   8.21%
  From Inception                                                          11.88%
--------------------------------------------------------------------------------

S&P 500(R)Index
  1 Year                                                                (22.09)%
  5 Year                                                                 (0.58)%
  From Inception Date of Institutional Shares                              9.17%
--------------------------------------------------------------------------------

Lehman Brothers Government/Credit Index
  1 Year                                                                  11.04%
  5 Year                                                                   7.62%
  From Inception Date of Institutional Shares                              7.00%
--------------------------------------------------------------------------------

Service Shares (Inception Date 12/31/99)
  1 Year                                                                 (6.67)%
  5 Year                                                                   8.14%
  From Portfolio Inception                                                11.86%
--------------------------------------------------------------------------------

Returns shown for Service Shares for periods prior to their inception are derived from the historical performance of Institutional Shares, adjusted to reflect the higher operating expenses of Service Shares.

Due to market volatility, current performance may be higher or lower than the figures shown. Call 1-800-504-4440 or visit janus.com for more current performance information.

Due to recent market volatility, the Portfolio may have an increased position in cash for temporary defensive purposes.

Past performance is no guarantee of future results and investment results and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Total return includes reinvestment of dividends and capital gains.

The S&P 500(R) is the Standard & Poor's Composite Index of 500 stocks, a widely recognized, unmanaged index of common stock prices. Lehman Brothers Government/ Credit Index is composed of all bonds that are of investment grade with at least one year until maturity. The Portfolio may differ significantly from the securities held in the indices. The indices are not available for direct investment; therefore their performance does not reflect the expenses associated with the active management of an actual portfolio.

These returns do not reflect the charges and expenses of any particular insurance product or qualified plan.

--------------------------------------------------------------------------------
AVERAGE ANNUAL TOTAL RETURN - for the periods ended December 31, 2002

                                         One Year    Five Year    Since 9/13/93*
Janus Aspen Balanced Portfolio
  - Institutional Shares                  (6.44)%       8.21%         11.88%
S&P 500(R)Index                          (22.09)%     (0.58)%          9.17%
Lehman Brothers Government/Credit Index    11.04%       7.62%          7.00%

PERFORMANCE OVERVIEW

Janus Aspen
Balanced Portfolio -
Institutional Shares
$28,393

S&P 500(R) Index
$22,618

Lehman Brothers
Government/Credit
Index
$18,768

[GRAPHIC OMITTED]

A graphic comparison of the change in value of a hypothetical $10,000 investment in Janus Aspen Balanced Portfolio - Institutional Shares, the S&P 500 Index and the Lehman Brothers Govt./Credit Index. Janus Aspen Balanced Portfolio - Institutional Shares is represented by a shaded area of green. The S&P 500 Index is represented by a solid black line. The Lehman Brothers Govt./Credit Index is represented by a solid gray line. The "y" axis reflects the value of the investment. The "x" axis reflects the computation periods from inception, September 13, 1993, through December 31, 2002. The lower right quadrant reflects the ending value of the hypothetical investment in Janus Aspen Balanced Portfolio - Institutional Shares ($28,393) as compared to the S&P 500 Index ($22,618) and the Lehman Brothers Govt./Credit Index ($18,768).
--------------------------------------------------------------------------------

*The Portfolio's inception date.
Source - Lipper, a Reuters Company 2002.
See "Explanations of Charts, Tables and Financial Statements."

SCHEDULE OF INVESTMENTS

Shares or Principal Amount                                          Market Value
================================================================================
Common Stock - 45.4%
Aerospace and Defense - 0.8%
     328,660    General Dynamics Corp. ......................     $   26,085,745

Applications Software - 1.4%
     937,830    Microsoft Corp.* ............................         48,485,811

Automotive - Cars and Light Trucks - 0.8%
     905,697    BMW A.G.*,** ................................         27,513,908

Beverages - Non-Alcoholic - 0.7%
     563,830    PepsiCo, Inc. ...............................         23,804,904

Beverages - Wine and Spirits - 0.8%
   2,405,858    Diageo PLC** ................................         26,144,314

Brewery - 1.2%
     814,799    Anheuser-Busch Companies, Inc. ..............         39,436,272

Broadcast Services and Programming - 0.7%
   2,783,620    Liberty Media Corp. - Class A* ..............         24,885,563

Cable Television - 0.7%
     209,409    Comcast Corp. - Class A* ....................          4,935,770
     458,879    Comcast Corp. - Special Class A* ............         10,366,077
     327,255    Cox Communications, Inc. - Class A* .........          9,294,042

                                                                      24,595,889

Chemicals - Diversified - 0.5%
     376,065    E.I. du Pont de Nemours and Co. .............     $   15,945,156

Computers - 0.9%
     445,455    Apple Computer, Inc.* .......................          6,383,370
     322,630    Dell Computer Corp. .........................          8,627,126
     200,735    IBM Corp. ...................................         15,556,963

                                                                      30,567,459

Computers - Peripheral Equipment - 0.8%
     456,735    Lexmark International Group, Inc. - Class A*          27,632,468

Consulting Services - 0.4%
     725,215    Accenture, Ltd. - Class A (New York Shares)*          13,046,618

Cosmetics and Toiletries - 1.7%
      77,525    Avon Products, Inc. .........................          4,176,272
     184,830    Colgate-Palmolive Co. .......................          9,690,637
     463,640    Estee Lauder Companies, Inc. - Class A ......         12,240,096
     366,005    Procter & Gamble Co. ........................         31,454,470

                                                                      57,561,475

Data Processing and Management - 1.7%
   1,503,909    Automatic Data Processing, Inc. .............         59,028,428

Diversified Financial Services - 1.5%
   1,420,176    Citigroup, Inc. .............................         49,975,993

See Notes to Schedules of Investments and Financial Statements.

18  Janus Aspen Series  December 31, 2002

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

JANUS ASPEN BALANCED PORTFOLIO

SCHEDULE OF INVESTMENTS

Shares or Principal Amount                                         Market Value
================================================================================
Diversified Minerals - 0%
       3,775    Companhia Vale do Rio Doce (ADR) ............     $      109,135

Diversified Operations - 3.5%
     301,095    3M Co. ......................................         37,125,013
   1,139,789    General Electric Co. ........................         27,753,862
   1,581,230    Honeywell International, Inc. ...............         37,949,520
     423,110    SPX Corp.* ..................................         15,845,470

                                                                     118,673,865

Electronic Components - Semiconductors - 0.4%
     923,812    Texas Instruments, Inc. .....................         13,866,419

Finance - Credit Card - 0.5%
     495,000    American Express Co. ........................         17,498,250

Finance - Investment Bankers/Brokers - 0.4%
     211,435    Goldman Sachs Group, Inc. ...................         14,398,724

Food - Diversified - 0.5%
     268,925    Unilever N.V. (New York Shares)** ...........         16,595,362

Food - Retail - 0.3%
     662,660    Kroger Co.* .................................         10,238,097

Hotels and Motels - 1.3%
     282,268    Fairmont Hotels & Resorts, Inc.
                  (New York Shares)** .......................          6,647,411
     848,360    Marriott International, Inc. - Class A ......         27,885,593
     466,050    Starwood Hotels & Resorts Worldwide, Inc. ...         11,064,027

                                                                      45,597,031

Insurance Brokers - 1.7%
   1,238,105    Marsh & McLennan Companies, Inc. ............         57,212,832

Life and Health Insurance - 0.8%
     901,060    AFLAC, Inc. .................................         27,139,928

Medical - Drugs - 2.4%
     293,980    Abbott Laboratories .........................         11,759,200
     260,605    Bristol-Myers Squibb Co. ....................          6,033,006
     447,075    Merck & Company, Inc. .......................         25,308,916
   1,304,555    Pfizer, Inc. ................................         39,880,246

                                                                      82,981,368

Medical Instruments - 0.7%
     558,085    Medtronic, Inc. .............................         25,448,676

Medical Products - 0.6%
     360,870    Johnson & Johnson ...........................         19,382,328

Motorcycle and Motor Scooter Manufacturing - 0.2%
     146,518    Harley-Davidson, Inc. .......................          6,769,132

Multi-Line Insurance - 1.8%
     665,795    Allstate Corp. ..............................         24,627,757
     645,954    American International Group, Inc. ..........         37,368,439

                                                                      61,996,196

Multimedia - 3.4%
   1,426,245    AOL Time Warner, Inc.* ......................         18,683,809
     720,715    Gannett Company, Inc. .......................         51,747,337
   1,176,196    Viacom, Inc. - Class B* .....................         47,941,749

                                                                     118,372,895

Non-Hazardous Waste Disposal - 0.4%
     662,285    Waste Management, Inc. ......................         15,179,572

Oil - Field Services - 0.4%
     317,460    Schlumberger, Ltd.** ........................         13,361,891

Oil Companies - Exploration and Production - 1.5%
     447,000    Apache Corp. ................................     $   25,474,530
     629,187    Burlington Resources, Inc. ..................         26,834,826

                                                                      52,309,356

Oil Companies - Integrated - 3.3%
     158,396    EnCana Corp.** ..............................          4,890,907
     405,940    EnCana Corp. (New York Shares)** ............         12,624,734
   1,927,490    Exxon Mobil Corp. ...........................         67,346,501
     201,322    Total Fina Elf S.A.** .......................         28,752,138

                                                                     113,614,280

Property and Casualty Insurance - 0.2%
      82,845    XL Capital, Ltd. - Class A ..................          6,399,776

Reinsurance - 1.4%
      19,122    Berkshire Hathaway, Inc. - Class B* .........         46,332,606

Retail - Discount - 0.8%
     294,445    Costco Wholesale Corp.* .....................          8,262,127
     377,990    Wal-Mart Stores, Inc. .......................         19,092,275

                                                                      27,354,402

Retail - Drug Store - 0.2%
     293,180    Walgreen Co. ................................          8,557,924

Semiconductor Components/Integrated Circuits - 0.5%
     297,142    Linear Technology Corp. .....................          7,642,492
     296,637    Maxim Integrated Products, Inc. .............          9,800,886

                                                                      17,443,378

Super-Regional Banks - 1.5%
     339,985    Bank of America Corp. .......................         23,652,756
   1,313,768    U.S. Bancorp ................................         27,878,157

                                                                      51,530,913

Telephone - Integrated - 0.6%
     517,545    Verizon Communications, Inc. ................         20,054,869

Toys - 0.3%
     456,015    Mattel, Inc. ................................          8,732,687

Transportation - Railroad - 0.5%
     408,035    Canadian National Railway Co.
                  (New York Shares)** .......................         16,957,935

Transportation - Services - 0.4%
     273,500    FedEx Corp. .................................         14,829,170

Web Portals/Internet Service Providers - 0.3%
     633,465    Yahoo!, Inc.* ...............................         10,357,153
--------------------------------------------------------------------------------
Total Common Stock (cost $1,674,859,596) ....................      1,554,006,153
--------------------------------------------------------------------------------
Corporate Bonds - 21.1%
Aerospace and Defense - 0.9%
                Lockheed Martin Corp.:
$  5,790,000      7.25%, company guaranteed notes
                  due 5/15/06 ...............................          6,520,762
   6,195,000      8.20%, notes, due 12/1/09 .................          7,655,831
  14,710,000      7.65%, company guaranteed notes
                  due 5/1/16 ................................         18,173,175

                                                                      32,349,768

Automotive - Truck Parts and Equipment - 0.5%
  10,165,000    Delphi Corp., 6.55%
                  notes, due 6/15/06 ........................         10,717,834
   8,025,000    Lear Corp., 7.96%
                  company guaranteed notes, due 5/15/05 .....          8,235,656

                                                                      18,953,490

See Notes to Schedules of Investments and Financial Statements.

                                       Janus Aspen Series  December 31, 2002  19

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

JANUS ASPEN BALANCED PORTFOLIO

SCHEDULE OF INVESTMENTS

Shares or Principal Amount                                         Market Value
================================================================================
Beverages - Non-Alcoholic - 1.2%
                Coca-Cola Enterprises, Inc.:
$  7,675,000      5.375%, notes, due 8/15/06 ................     $    8,317,574
   9,145,000      4.375%, notes, due 9/15/09 ................          9,420,667
  10,288,000      7.125%, notes, due 9/30/09 ................         12,018,236
  11,875,000      6.125%, notes, due 8/15/11 ................         13,122,991

                                                                      42,879,468

Brewery - 1.5%
                Anheuser-Busch Companies, Inc.:
   9,995,000      5.65%, notes, due 9/15/08 .................         11,040,647
   9,135,000      5.75%, notes, due 4/1/10 ..................         10,024,996
  14,969,000      6.00%, senior notes, due 4/15/11 ..........         16,614,003
   3,600,000      7.55%, notes, due 10/1/30 .................          4,582,163
   3,750,000      6.80%, notes, due 1/15/31 .................          4,376,625
   4,925,000      6.80%, notes, due 8/20/32 .................          5,766,584

                                                                      52,405,018

Broadcast Services and Programming - 0.1%
   4,670,000    Clear Channel Communications, Inc., 6.00%
                  notes, due 11/1/06 ........................          4,966,176

Cable Television - 1.7%
                Comcast Cable Communications, Inc.:
     730,000      6.375%, notes, due 1/30/06 ................            763,792
  12,430,000      6.75%, notes, due 1/30/11 .................         12,933,229
   3,630,000      7.125%, senior notes, due 6/15/13 .........          3,863,275
                Cox Communications, Inc.:
   3,950,000      7.50%, notes, due 8/15/04 .................          4,196,887
   2,512,000      7.75%, notes, due 8/15/06 .................          2,807,288
   3,830,000      7.125%, notes, due 10/1/12 ................          4,254,111
                TCI Communications, Inc.:
  18,005,000      6.375%, senior notes, due 5/1/03 ..........         18,006,260
   1,355,000      8.65%, senior notes, due 9/15/04 ..........          1,454,789
   5,574,000      6.875%, senior notes, due 2/15/06 .........          5,891,701
   3,235,000      7.875%, notes, due 8/1/13 .................          3,550,254

                                                                      57,721,586

Cellular Telecommunications - 0.3%
   9,940,000    VoiceStream Wireless Corp., 10.375%
                  senior notes, due 11/15/09 ................         10,437,000

Chemicals - Diversified - 0.2%
   5,245,000    Dow Chemical Co., 5.75%
                  notes, due 11/15/09 .......................          5,426,404

Commercial Banks - 0.3%
   9,045,000    US Bank N.A., 5.70%
                  notes, due 12/15/08 .......................          9,939,948

Computers - 0.5%
   7,230,000    Apple Computer, Inc., 6.50%
                  notes, due 2/15/04 ........................          7,374,600
                Sun Microsystems, Inc.:
   2,405,000      7.35%, senior notes, due 8/15/04 ..........          2,496,503
   7,263,000      7.65%, senior notes, due 8/15/09 ..........          7,817,777

                                                                      17,688,880

Cosmetics and Toiletries - 0.3%
   8,175,000    International Flavors & Fragrances, Inc.
                  6.45%, notes, due 5/15/06 .................          8,830,406


Diversified Financial Services - 2.0%
                Citigroup, Inc.:
$ 10,070,000      7.25%, subordinated notes, due 10/1/10 ....     $   11,689,951
   3,365,000      6.625%, notes, due 6/15/32 ................          3,673,665
                General Electric Capital Corp.:
  16,250,000      5.375%, notes, due 4/23/04 ................         16,991,536
   5,340,000      7.25%, notes, due 5/3/04 ..................          5,717,917
   6,010,000      4.25%, notes, due 1/28/05 .................          6,277,193
  17,410,000      5.35%, notes, due 3/30/06 .................         18,663,833
   5,490,000      6.75%, notes, due 3/15/32 .................          6,069,689

                                                                      69,083,784

Diversified Operations - 0.6%
                Honeywell International, Inc.:
  11,645,000      5.125%, notes, due 11/1/06 ................         12,313,260
   8,983,000      6.125%, notes, due 11/1/11 ................          9,755,933

                                                                      22,069,193

Finance - Auto Loans - 0.8%
                Ford Motor Credit Co.:
   2,390,000      5.75%, senior notes, due 2/23/04 ..........          2,427,683
   7,010,000      6.70%, notes, due 7/16/04 .................          7,141,977
                General Motors Acceptance Corp.:
   5,955,000      5.80%, notes, due 3/12/03 .................          5,987,895
   6,118,000      5.36%, notes, due 7/27/04 .................          6,251,464
   4,235,000      5.25%, notes, due 5/16/05 .................          4,249,746

                                                                      26,058,765

Finance - Consumer Loans - 0.4%
                American General Finance Corp.:
   8,830,000      5.875%, notes, due 7/14/06 ................          9,505,098
   3,355,000      5.375%, notes, due 9/1/09 .................          3,525,052

                                                                      13,030,150

Finance - Credit Card - 0.4%
  12,921,000    American Express Co., 6.75%
                  senior unsubordinated notes, due 6/23/04 ..         13,788,322

Finance - Investment Bankers/Brokers - 0.5%
   9,667,000    Charles Schwab Corp., 8.05%
                  notes, due 3/1/10 .........................         11,336,965
   6,435,000    Salomon Smith Barney Holdings, Inc., 6.50%
                  notes, due 2/15/08 ........................          7,198,049

                                                                      18,535,014

Food - Diversified - 1.0%
                General Mills, Inc.:
   8,195,000      5.125%, notes, due 2/15/07 ................          8,706,630
   4,745,000      6.00%, notes, due 2/15/12 .................          5,160,866
                Kellogg Co.:
  18,100,000      5.50%, notes, due 4/1/03 ..................         18,239,370
   1,800,000      7.45%, debentures, due 4/1/31 .............          2,192,546

                                                                      34,299,412

Food - Retail - 1.1%
  10,465,000    Fred Meyer, Inc., 7.45%
                  company guaranteed notes, due 3/1/08 ......         11,894,812
                Kroger Co.:
   3,960,000      7.80%, notes, due 8/15/07 .................          4,563,948
   1,745,000      7.00%, senior notes, due 5/1/18 ...........          1,890,851
   3,150,000      6.80%, notes, due 12/15/18 ................          3,330,322
                Safeway, Inc.:
   5,340,000      6.15%, notes, due 3/1/06 ..................          5,783,418
   4,157,000      6.50%, notes, due 11/15/08 ................          4,579,542
   4,810,000      6.50%, notes, due 3/1/11 ..................          5,236,378

                                                                      37,279,271

See Notes to Schedules of Investments and Financial Statements.

20  Janus Aspen Series  December 31, 2002

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

SCHEDULE OF INVESTMENTS

Shares or Principal Amount                                         Market Value
================================================================================
Food - Wholesale/Distribution - 0.1%
$  3,635,000    Pepsi Bottling Holdings, Inc., 5.625%
                  company guaranteed notes, due 2/17/09+ ....     $    3,961,059

Hotels and Motels - 0.3%
                Starwood Hotels & Resorts Worldwide, Inc.:
   3,835,000      6.75%, notes, due 11/15/05 ................          3,835,000
   5,950,000      7.375%, notes, due 5/1/07 .................          5,845,875
   2,705,000      7.875%, notes, due 5/1/12 .................          2,677,950

                                                                      12,358,825

Insurance Brokers - 0.2%
   7,275,000    Marsh & McLennan Companies, Inc.
                  5.375%, notes, due 3/15/07 ................          7,809,036

Life and Health Insurance - 0.1%
   2,393,000    SunAmerica, Inc., 6.75%
                  notes, due 10/1/07 ........................          2,746,714

Medical - Drugs - 0.4%
   9,150,000    Pfizer, Inc., 5.625%
                  notes, due 2/1/06 .........................          9,989,933
   2,871,000    Warner-Lambert Co., 6.00%
                  notes, due 1/15/08 ........................          3,173,661

                                                                      13,163,594

Medical - HMO - 0.2%
                UnitedHealth Group, Inc.:
   3,030,000      7.50%, notes, due 11/15/05 ................          3,417,988
   2,725,000      5.20%, notes, due 1/17/07 .................          2,884,042

                                                                       6,302,030

Multi-Line Insurance - 0.5%
  14,550,000    AIG SunAmerica Global Financial IX, Inc.
                  5.10%, notes, due 1/17/07+ ................         15,574,757

Multimedia - 1.4%
                AOL Time Warner, Inc.:
   3,805,000      5.625%, notes, due 5/1/05 .................          3,890,944
  11,220,000      9.15%, debentures, due 2/1/23 .............         12,883,051
   5,475,000      7.70%, notes, due 5/1/32 ..................          5,698,013
                Viacom, Inc.:
   8,485,000      7.75%, senior notes, due 6/1/05 ...........          9,506,195
   8,145,000      7.70%, company guaranteed notes
                  due 7/30/10 ...............................          9,676,627
   4,930,000      5.625%, company guaranteed notes
                  due 8/15/12 ...............................          5,259,477

                                                                      46,914,307

Oil Companies - Exploration and Production - 0.2%
   7,095,000    Burlington Resources Finance Co., 7.20%
                  notes, due 8/15/31 ........................          8,123,229

Oil Companies - Integrated - 0.2%
   6,810,000    ConocoPhillips, 6.95%
                  senior notes, due 4/15/29 .................          7,718,338

Resorts and Theme Parks - 0.1%
   3,470,000    Six Flags, Inc., 9.75%
                  senior notes, due 6/15/07 .................          3,365,900

Retail - Building Products - 0.8%
$ 24,175,000    Home Depot, Inc., 6.50%
                  senior notes, due 9/15/04 .................     $   25,908,033

Retail - Discount - 1.0%
                Target Corp.:
   5,215,000      5.50%, notes, due 4/1/07 ..................          5,630,557
   1,640,000      5.40%, notes, due 10/1/08 .................          1,771,966
                Wal-Mart Stores, Inc.:
   7,850,000      5.45%, notes, due 8/1/06 ..................          8,578,692
  14,340,000      6.875%, senior notes, due 8/10/09 .........         16,892,061

                                                                      32,873,276

Retail - Restaurants - 0.2%
   5,555,000    Yum! Brands, Inc., 7.70%
                  notes, due 7/1/12 .........................          5,777,200

Super-Regional Banks - 0.1%
   1,693,000    Firstar Bank N.A., 7.125%
                  subordinated notes, due 12/1/09 ...........          2,000,918

Telecommunication Services - 0.3%
   8,740,000    Verizon Global Funding Corp., 6.125%
                  notes, due 6/15/07 ........................          9,587,797

Telephone - Integrated - 0.1%
   1,745,000    Sprint Capital Corp., 5.70%
                  company guaranteed notes, due 11/15/03 ....          1,736,275

Textile-Home Furnishings - 0.1%
   2,275,000    Mohawk Industries, Inc., 7.20%
                  notes, due 4/15/12 ........................          2,556,304

Tools - Hand Held - 0.5%
  12,610,000    Black & Decker Corp., 7.125%
                  senior notes, due 6/1/11 ..................         14,447,983
   3,720,000    Stanley Works, 4.90%
                  notes, due 11/1/12+ .......................          3,798,295

                                                                      18,246,278
--------------------------------------------------------------------------------
Total Corporate Bonds (cost $669,923,621) ...................        722,465,925
--------------------------------------------------------------------------------
Preferred Stock - 1.4%
Automotive - Cars and Light Trucks - 1.2%
     582,090    Ford Motor Company Capital Trust II
                  convertible, 6.50% ........................         23,356,361
     688,630    General Motors Corp. - Series B
                  convertible, 5.25% ........................         16,010,648

                                                                      39,367,009

Publishing - Newspapers - 0.2%
      98,448    Tribune Co., convertible, 2.00% .............          7,358,988
--------------------------------------------------------------------------------
Total Preferred Stock (cost $59,879,331) ....................         46,725,997
--------------------------------------------------------------------------------
Warrants - 0%
Finance - Other Services - 0%
       4,211    Ono Finance PLC - expires 5/31/09
                  (acquisition date 10/27/99)*,+
                  (cost $0) .................................                  0
--------------------------------------------------------------------------------

See Notes to Schedules of Investments and Financial Statements.

                                       Janus Aspen Series  December 31, 2002  21

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

JANUS ASPEN BALANCED PORTFOLIO

SCHEDULE OF INVESTMENTS

Shares or Principal Amount                                         Market Value
================================================================================
U.S. Government Obligations - 20.3%
U.S. Government Agencies - 8.8%
                Fannie Mae:
$  3,320,000      3.625%, due 4/15/04 .......................     $    3,412,372
  80,400,000      5.625%, due 5/14/04 .......................         84,949,112
   3,320,000      6.50%, due 8/15/04 ........................          3,578,967
  19,260,000      5.50%, due 5/2/06 .........................         20,868,711
   7,925,000      4.75%, due 1/2/07 .........................          8,406,594
  16,260,000      5.00%, due 1/15/07 ........................         17,625,108
   7,820,000      5.25%, due 1/15/09 ........................          8,555,604
   1,535,000      6.375%, due 6/15/09 .......................          1,776,159
  10,690,000      6.25%, due 2/1/11 .........................         11,963,083
   1,840,000      6.00%, due 5/15/11 ........................          2,079,868
  29,185,000      5.375%, due 11/15/11 ......................         31,642,610
                Federal Home Loan Bank System:
  22,215,000      4.875%, due 5/14/04 .......................         23,219,274
  22,070,000      3.375%, due 6/15/04 .......................         22,653,818
  23,305,000      6.50%, due 11/15/05 .......................         26,096,916
                Freddie Mac:
  17,925,000      4.25%, due 6/15/05 ........................         18,871,655
   6,905,000      5.75%, due 4/15/08 ........................          7,750,642
   7,235,000      5.875%, due 3/21/11 .......................          7,934,559

                                                                     301,385,052

U.S. Treasury Notes/Bonds - 11.5%
  15,635,000      3.375%, due 4/30/04 .......................         16,058,239
  15,965,000      2.125%, due 8/31/04 .......................         16,142,738
  39,500,000      5.875%, due 11/15/04 ......................         42,661,540
   8,805,000      6.50%, due 5/15/05 ........................          9,773,893
  21,945,000      5.75%, due 11/15/05 .......................         24,258,661
  19,235,000      6.50%, due 10/15/06 .......................         22,093,206
  20,386,000      5.625%, due 5/15/08 .......................         23,128,549
  17,863,000      6.00%, due 8/15/09 ........................         20,768,524
   7,830,000      5.75%, due 8/15/10 ........................          9,002,668
   7,125,000      5.00%, due 8/15/11 ........................          7,813,004
   2,970,000      4.875%, due 2/15/12 .......................          3,225,117
  41,970,000      7.25%, due 5/15/16 ........................         53,741,284
  17,430,000      7.875%, due 2/15/21 .......................         23,915,180
  17,430,000      7.25%, due 8/15/22 ........................         22,684,186
  18,816,000      6.25%, due 8/15/23 ........................         22,105,865
  26,520,000      6.00%, due 2/15/26 ........................         30,391,310
  12,715,000      5.25%, due 2/15/29 ........................         13,286,679
  27,575,000      6.25%, due 5/15/30 ........................         32,998,451

                                                                     394,049,094
--------------------------------------------------------------------------------
Total U.S. Government Obligations (cost $654,630,714) .......        695,434,146
--------------------------------------------------------------------------------
Repurchase Agreement - 2.6%
  90,000,000    ABN AMRO Bank N.V., 1.26%
                  dated 12/31/02, maturing 1/2/03
                  to be repurchased at $90,006,300
                  collateralized by $85,319,261
                  in U.S. Government Agencies
                  5.875%-9.50%, 3/21/11-4/1/32
                  $38,353,166 in U.S. Treasury Bills
                  0%, 3/20/03-3/27/03; with respective
                  values of $53,552,564 and $38,247,439
                  (cost $90,000,000) ........................         90,000,000
--------------------------------------------------------------------------------
Short-Term Corporate Notes - 4.4%
                Citigroup, Inc.
$100,000,000      1.15%, 1/2/03 .............................     $   99,996,806
                Household Finance Corp.
  50,000,000      1.30%, 1/2/03 .............................         49,998,194
--------------------------------------------------------------------------------
Total Short-Term Corporate Notes
  (amortized cost $149,995,000) .............................        149,995,000
--------------------------------------------------------------------------------
Time Deposit - 4.8%
                Societe Generale, New York
 165,000,000      1.19%, 1/2/03 (cost $165,000,000) .........        165,000,000
--------------------------------------------------------------------------------
Total Investments (total cost $3,464,288,262) - 100% ........      3,423,627,221
--------------------------------------------------------------------------------
Cash, Receivables and Other Assets, net of Liabilities - 0% .            341,083
--------------------------------------------------------------------------------
Net Assets - 100% ...........................................     $3,423,968,304
--------------------------------------------------------------------------------

Summary of Investments by Country, December 31, 2002

Country                        % of Investment Securities           Market Value
--------------------------------------------------------------------------------
Bermuda                                              0.6%         $   19,446,394
Brazil                                                 0%                109,135
Canada                                               1.2%             41,120,987
France                                               0.8%             28,752,138
Germany                                              0.8%             27,513,908
Netherlands                                          0.9%             29,957,253
United Kingdom                                       0.8%             26,144,318
United States++                                     94.9%          3,250,583,088
--------------------------------------------------------------------------------
Total                                              100.0%         $3,423,627,221

++Includes Short-Term Securities (83.1% excluding Short-Term Securities)

Forward Currency Contracts, Open at December 31, 2002

Currency Sold and                  Currency            Currency       Unrealized
Settlement Date                  Units Sold     Value in $ U.S.      Gain/(Loss)
--------------------------------------------------------------------------------
British Pound 4/15/03            15,500,000      $   24,768,725    $   (178,905)
Canadian Dollar 4/15/03           7,600,000           4,791,124           78,642
Euro 3/28/03                     50,000,000          52,276,038      (1,091,038)
--------------------------------------------------------------------------------
Total                                            $   81,835,887    $ (1,191,301)

See Notes to Schedules of Investments and Financial Statements.

22  Janus Aspen Series  December 31, 2002

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

JANUS ASPEN GROWTH AND INCOME PORTFOLIO                        David Corkins,
                                                               portfolio manager

Fear was in abundance during the year as the markets reacted to accounting irregularities, corporate scandals and war talk by sending stocks to five-year lows in early October. Underpinning the pessimism was a "stop and start" economic recovery whose few signs of strength were limited to housing and automobile sales. Surprisingly, even as manufacturing activity and consumer confidence experienced alarming drops late in the period, stocks moved dramatically higher. However, by December, geopolitical tensions, rising unemployment and lackluster holiday sales put a damper on the festive mood. When all was said and done, the major market averages had racked up losses for a third consecutive year - the first time this has occurred since the Great Depression.

[PHOTO]

Given the tremendous uncertainty, we attempted to be both opportunistic and balanced in our security selection. As always, we were actively on the lookout for attractive businesses that offered us the opportunity to capitalize on volatility and weakness. But as Winston Churchill once remarked, "However beautiful the strategy, you should occasionally look at the results." For the fiscal year ended December 31, 2002, Janus Aspen Growth and Income Portfolio declined 21.54% for its Institutional Shares and 21.77% for its Service Shares, while its benchmark, the Standard & Poor's 500(R) Index, fell 22.09%.(1) This performance earned the Portfolio's Institutional Shares a second-quartile ranking for the one-year period ended December 31, 2002, placing it 54th out of 197 variable annuity large-cap core funds tracked by Lipper, a Reuters Company and leading mutual fund rating company.(2)

Despite the volatile environment, Anheuser-Busch, the world's largest brewer, proved it could thrive in both good times and bad. With nearly 50% of the U.S. beer market, the company has been able to exercise rare pricing power amid a contracting economy, helping it to maintain substantial leverage in marketing and distribution - and we believe all but ensuring further market share gains.

Pricing power also benefited Berkshire Hathaway. Chairman and CEO Warren Buffett successfully managed through the company's post-September 11 losses in its insurance business to take advantage of rising prices and leveraged his AAA rating to boost market share - both of which we believe signal strong relative performance in years to come. In addition, the increased float income from these businesses could enable Buffett to invest in even more compelling opportunities in the future.

Elsewhere, a sweeping two-year restructuring effort helped revive household products giant Procter & Gamble. By focusing on higher-revenue, higher-margin businesses, such as core brands Tide and the recently acquired Clairol, and divesting more capital-intensive units, the company hoped to produce as much as $2 billion in annual cost savings. All in all, P&G continued to exceed our expectations with double-digit gains in volume, sales and profits.

In contrast, our disappointments involved stocks whose downside risk turned out to be more damaging than we anticipated. This was certainly the case with consumer finance company Household International, which moved sharply lower on its announcement in August that it would restate earnings dating back to 1994. Later, the firm struggled with rising defaults as well as ensuing government regulations requiring lenders to raise capital ratios. Consequently, we liquidated Household International at a loss.

J.P. Morgan Chase & Co., the nation's second-largest bank, hindered our performance as well. The company was embroiled in a contentious lawsuit surrounding disputed trades with the now-bankrupt Enron. Investors feared that J.P. Morgan would recover none of the $1 billion it sought from insurers. However, a $600 million settlement was reached shortly after period-end. Either way, we believe the bank stood to take a substantial charge against fourth-quarter earnings, convincing us to cut our losses and trim the position.

Longtime holding General Electric also faltered as a deceleration in the company's Power Systems and Aircraft Engines divisions worked against the stock. However, we are gratified by the industrial giant's efforts to improve its business mix, as evidenced by sound investments in medical technology and plans to sell off low-margin, low-return units.

As we enter 2003, it's important to take lessons from the past as well as look to the future for opportunity. As my professor and noted business guru Edwards Deming liked to say, "Learning is not compulsory; neither is survival." We're constantly looking for new ideas for the Portfolio as well as taking advantage of short-term disruptions to add to our existing holdings.

Thank you for your continued investment in Janus Aspen Growth and Income Portfolio.

PORTFOLIO ASSET MIX
(% of Net Assets)                         December 31, 2002    December 31, 2001
--------------------------------------------------------------------------------

Equities                                              88.8%                84.3%
Top 10 Equities                                       27.9%                27.2%
Number of Stocks                                         75                   74
Fixed Income Securities                               10.6%                 6.9%
Cash and Cash Equivalents                              0.6%                 8.8%

(1) All returns include reinvested dividends and capital gains.

(2) Lipper, a Reuters Company, is a nationally recognized organization that ranks the performance of mutual funds within a universe of funds that have similar investment objectives. Rankings are historical and are based on total return with capital gains and dividends reinvested.

Past performance does not guarantee future results.

There is no assurance that the investment process will consistently lead to successful investing.

                                       Janus Aspen Series  December 31, 2002  23

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

AVERAGE ANNUAL TOTAL RETURN

For the Periods Ended December 31, 2002
--------------------------------------------------------------------------------

Institutional Shares (Inception Date 5/1/98)
  1 Year                                                                (21.54)%
  From Inception                                                           4.30%
--------------------------------------------------------------------------------

S&P 500(R)Index
  1 Year                                                                (22.09)%
  From Inception of Institutional Shares                                 (3.57)%
--------------------------------------------------------------------------------

Service Shares (Inception Date 12/31/99)
  1 Year                                                                (21.77)%
  From Portfolio Inception                                                 4.03%
--------------------------------------------------------------------------------

Returns shown for Service Shares for periods prior to their inception are derived from the historical performance of Institutional Shares, adjusted to reflect the higher operating expenses of Service Shares.

Due to market volatility, current performance may be higher or lower than the figures shown. Call 1-800-504-4440 or visit janus.com for more current performance information.

Past performance is no guarantee of future results and investment results and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Total return includes reinvestment of dividends and capital gains.

The S&P 500(R) is the Standard & Poor's Composite Index of 500 stocks, a widely recognized, unmanaged index of common stock prices. The Portfolio may differ significantly from the securities held in the index. The index is not available for direct investment; therefore its performance does not reflect the expenses associated with the active management of an actual portfolio.

These returns do not reflect the charges and expenses of any particular insurance product or qualified plan.

--------------------------------------------------------------------------------
AVERAGE ANNUAL TOTAL RETURN - for the periods ended December 31, 2002

                                                      One Year    Since 5/1/98*
Janus Aspen Growth and Income Portfolio
  - Institutional Shares                              (21.54)%         4.30%
S&P 500(R)Index                                       (22.09)%       (3.57)%

PERFORMANCE OVERVIEW

Janus Aspen Growth
and Income Portfolio -
Institutional Shares
$12,173

S&P 500(R) Index
$8,439

[GRAPHIC OMITTED]

A graphic comparison of the change in value of a hypothetical $10,000 investment in Janus Aspen Growth and Income Portfolio - Institutional Shares and the S&P 500 Index. Janus Aspen Growth and Income Portfolio - Institutional Shares is represented by a shaded area of green. The S&P 500 Index is represented by a solid black line. The "y" axis reflects the value of the investment. The "x" axis reflects the computation periods from inception, May 1, 1998, through December 31, 2002. The lower right quadrant reflects the ending value of the hypothetical investment in Janus Aspen Growth and Income Portfolio - Institutional Shares ($12,173) as compared to the S&P 500 Index ($8,439).
--------------------------------------------------------------------------------

*The Portfolio's inception date.
Source - Lipper, a Reuters Company 2002.
See "Explanations of Charts, Tables and Financial Statements."

SCHEDULE OF INVESTMENTS

Shares or Principal Amount                                          Market Value
================================================================================
Common Stock - 85.2%
Advertising Sales - 0.4%
      13,370    Lamar Advertising Co.* ......................     $      449,901

Aerospace and Defense - 1.0%
      15,355    General Dynamics Corp. ......................          1,218,726

Airlines - 0.2%
      16,455    Southwest Airlines Co. ......................            228,725

Applications Software - 3.3%
      75,185    Microsoft Corp.* ............................          3,887,064

Automotive - Cars and Light Trucks - 0.5%
      18,200    BMW A.G.** ..................................            552,893

Beverages - Non-Alcoholic - 1.4%
      38,171    PepsiCo, Inc. ...............................          1,611,580

Brewery - 1.9%
      47,123    Anheuser-Busch Companies, Inc. ..............          2,280,753

Broadcast Services and Programming - 3.9%
      41,795    Clear Channel Communications, Inc.* .........          1,558,536
     343,013    Liberty Media Corp. - Class A * .............          3,066,536

                                                                       4,625,072

Cable Television - 3.8%
     110,338    Comcast Corp. - Special Class A * ...........          2,492,535
      67,831    Cox Communications, Inc. - Class A * ........          1,926,400

                                                                       4,418,935

Casino Hotels - 0.6%
      78,815    Park Place Entertainment Corp. * ............     $      662,046

Chemicals - Diversified - 1.8%
      51,198    E.I. du Pont de Nemours and Co. .............          2,170,795

Commercial Services - Finance - 1.0%
      42,077    Paychex, Inc. ...............................          1,173,948

Computer Services - 0.8%
      67,030    Ceridian Corp. * ............................            966,573

Computers - 1.2%
      45,720    Apple Computer, Inc. * ......................            655,168
      10,180    IBM Corp. ...................................            788,950

                                                                       1,444,118

Computers - Peripheral Equipment - 0.3%
       6,555    Lexmark International Group, Inc. - Class A .            396,577

Consulting Services - 0.5%
      33,030    Accenture, Ltd. - Class A (New York Shares) .            594,210

Cosmetics and Toiletries - 2.9%
      16,045    Colgate-Palmolive Co. .......................            841,239
      11,285    International Flavors & Fragrances, Inc. ....            396,104
      25,120    Procter & Gamble Co. ........................          2,158,813

                                                                       3,396,156

Data Processing and Management - 0.8%
      22,770    Automatic Data Processing, Inc. .............            893,723

Diversified Financial Services - 4.2%
     141,415    Citigroup, Inc. .............................          4,976,394

See Notes to Schedules of Investments and Financial Statements.

24  Janus Aspen Series  December 31, 2002

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

JANUS ASPEN GROWTH AND INCOME PORTFOLIO

SCHEDULE OF INVESTMENTS

Shares or Principal Amount                                         Market Value
================================================================================
Diversified Operations - 4.2%
      14,260    3M Co. ......................................     $    1,758,258
      95,468    General Electric Co. ........................          2,324,646
      37,420    Honeywell International, Inc. ...............            898,080

                                                                       4,980,984

Entertainment Software - 0.6%
      13,375    Electronic Arts, Inc. * .....................            665,674

Finance - Commercial - 1.2%
      71,135    CIT Group, Inc. .............................          1,394,246

Finance - Investment Bankers/Brokers - 1.8%
      31,671    Charles Schwab Corp. ........................            343,630
      18,905    Goldman Sachs Group, Inc. ...................          1,287,430
      22,340    J.P. Morgan Chase & Co. .....................            536,160

                                                                       2,167,220

Finance - Mortgage Loan Banker - 2.2%
      40,240    Fannie Mae ..................................          2,588,639

Financial Guarantee Insurance - 0.8%
      23,710    MGIC Investment Corp. .......................            979,223

Hotels and Motels - 1.4%
      42,812    Fairmont Hotels & Resorts, Inc.
                  (New York Shares) .........................          1,008,223
      28,350    Starwood Hotels & Resorts Worldwide, Inc. ...            673,029

                                                                       1,681,252

Insurance Brokers - 2.8%
      69,888    Marsh & McLennan Companies, Inc. ............          3,229,524

Life and Health Insurance - 1.8%
      32,040    AFLAC, Inc. .................................            965,045
      39,159    John Hancock Financial Services, Inc. .......          1,092,536

                                                                       2,057,581

Medical - Drugs - 5.0%
      32,240    Abbott Laboratories .........................          1,289,600
      13,810    Merck & Company, Inc. .......................            781,784
      79,500    Pfizer, Inc. ................................          2,430,315
      36,145    Wyeth .......................................          1,351,823

                                                                       5,853,522

Medical - HMO - 0.5%
       7,225    UnitedHealth Group, Inc. ....................            603,287

Medical - Hospitals - 0.2%
      10,760    Tenet Healthcare Corp. * ....................            176,464

Medical Instruments - 2.0%
      50,354    Medtronic, Inc. .............................          2,296,142

Motorcycle and Motor Scooter Manufacturing - 0.6%
      15,788    Harley-Davidson, Inc. .......................            729,406

Multi-Line Insurance - 1.9%
      38,505    American International Group, Inc. ..........          2,227,514

Multimedia - 5.1%
      16,625    AOL Time Warner, Inc. .......................            217,787
      22,065    Gannett Company, Inc. .......................          1,584,267
      80,359    Viacom, Inc. - Class B * ....................          3,275,433
      54,845    Walt Disney Co. .............................            894,522

                                                                       5,972,009

Non-Hazardous Waste Disposal - 0.4%
      20,590    Waste Management, Inc. ......................            471,923

Oil Companies - Integrated - 6.7%
      33,459    ConocoPhillips ..............................     $    1,619,081
      64,024    EnCana Corp. (New York Shares) ..............          1,991,146
     122,885    Exxon Mobil Corp. ...........................          4,293,602

                                                                       7,903,829

Pipelines - 0.6%
      16,496    Kinder Morgan, Inc. .........................            697,286

Printing - Commercial - 0.7%
      28,711    Valassis Communications, Inc. * .............            844,965

Property and Casualty Insurance - 0.3%
      23,380    Travelers Property Casualty Corp. - Class B .            342,517

Reinsurance - 2.1%
       1,027    Berkshire Hathaway, Inc. - Class B * ........          2,488,421

Retail - Discount - 0.5%
      18,755    Target Corp. ................................            562,650

Semiconductor Components/Integrated Circuits - 2.1%
      22,090    Linear Technology Corp. .....................            568,155
      55,834    Maxim Integrated Products, Inc. * ...........          1,844,755

                                                                       2,412,910

Super-Regional Banks - 3.6%
      25,245    Bank of America Corp. .......................          1,756,295
     115,395    U.S. Bancorp ................................          2,448,682

                                                                       4,204,977

Telecommunication Equipment - 0.7%
      56,735    Nokia Oyj (ADR)** ...........................            879,392

Telephone - Integrated - 0.5%
      20,560    SBC Communications, Inc. ....................            557,382

Tools - Hand Held - 1.1%
      36,755    Stanley Works Co. ...........................          1,270,988

Toys - 1.4%
      84,530    Mattel, Inc. ................................          1,618,750

Transportation - Railroad - 0.5%
      15,240    Canadian National Railway Co.
                  (New York Shares)** .......................            633,374

Transportation - Services - 0.2%
       7,035    C.H. Robinson Worldwide, Inc. ...............            219,492

Travel Services - 1.2%
      60,090    USA Interactive * ...........................          1,373,657
--------------------------------------------------------------------------------
Total Common Stock (cost $116,343,719) ......................        100,033,389
--------------------------------------------------------------------------------
Corporate Bonds - 3.6%
Advertising Sales - 0.1%
$    160,000    Lamar Advertising Co., 5.25%
                  convertible notes, due 9/15/06 ............            161,200

Cable Television - 0.4%
     420,000    Cox Communications, Inc., 7.125%
                  notes, due 10/1/12 ........................            466,508

Cellular Telecommunications - 0.1%
      58,000    VoiceStream Wireless Corp., 10.375%
                  senior notes, due 11/15/09 ................             60,900

Non-Hazardous Waste Disposal - 0.4%
                Waste Management, Inc.:
     375,000      6.375%, notes, due 12/1/03 ................            382,166
     100,000      7.00%, notes, due 5/15/05 .................            105,199

                                                                         487,365

See Notes to Schedules of Investments and Financial Statements.

                                       Janus Aspen Series  December 31, 2002  25

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

JANUS ASPEN GROWTH AND INCOME PORTFOLIO

SCHEDULE OF INVESTMENTS

Shares or Principal Amount                                         Market Value
================================================================================
Oil Companies - Exploration and Production - 0.2%
$    363,000    Devon Energy Corp., 0%
                  convertible debentures, due 6/27/20 .......     $      190,121

Resorts and Theme Parks - 0.2%
                Six Flags, Inc.:
      40,000      9.50%, senior notes, due 2/1/09 ...........             38,600
     160,000      8.875%, senior notes, due 2/1/10 ..........            150,400

                                                                         189,000

Retail - Discount - 1.4%
   1,655,000    Wal-Mart Stores, Inc., 4.375%
                  notes, due 8/1/03 .........................          1,682,910

Telephone - Integrated - 0.2%
     185,000    CenturyTel, Inc., 8.375%
                  notes, due 10/15/10 .......................            220,742

Toys - 0.3%
                Mattel, Inc.:
     140,000      6.00%, notes, due 7/15/03 .................            140,940
     250,000      6.125%, notes, due 7/15/05 ................            256,000

                                                                         396,940

Transportation - Railroad - 0.3%
     365,000    Wisconsin Central Transportation Corp.
                  6.625%, notes, due 4/15/08 ................            411,615
--------------------------------------------------------------------------------
Total Corporate Bonds (cost $4,078,629) .....................          4,267,301
--------------------------------------------------------------------------------
Preferred Stock - 3.6%
Automotive - Cars and Light Trucks - 3.0%
      62,015    General Motors Corp. - Series B
                  convertible, 5.25% ........................          1,441,849
       4,971    Porsche A.G.** ..............................          2,065,664

                                                                       3,507,513

Electric - Integrated - 0.6%
      33,815    Centerpoint Energy, Inc., convertible, 2.00%
                  (AOL Time Warner, Inc.) ...................            748,157
--------------------------------------------------------------------------------
Total Preferred Stock (cost $5,365,047) .....................          4,255,670
--------------------------------------------------------------------------------
U.S. Government Obligations - 7.0%
                U.S. Treasury Notes:
$  1,330,000      3.00%, due 1/31/04 ........................          1,354,730
   4,290,000      2.875%, due 6/30/04 .......................          4,384,848
   1,810,000      2.25%, due 7/31/04 ........................          1,833,756
     545,000      3.50%, due 11/15/06 .......................            567,141
--------------------------------------------------------------------------------
Total U.S. Government Obligations (cost $8,086,960) .........          8,140,475
--------------------------------------------------------------------------------
Repurchase Agreement - 0.2%
     200,000    ABN AMRO Bank N.V., 1.26%
                  dated 12/31/02, maturing 1/2/03
                  to be repurchased at $200,014
                  collateralized by $189,598
                  in U.S. Government Agencies
                  5.875%-9.50%, 3/21/11-4/1/32
                  $85,229 in U.S. Treasury Bills
                  0%, 3/20/03-3/27/03; with respective
                  values of $119,006 and $84,994
                  (cost $200,000) ...........................            200,000
--------------------------------------------------------------------------------
Total Investments (total cost $134,074,355) - 99.6% .........        116,896,835
--------------------------------------------------------------------------------
Cash, Receivables and Other Assets, net of Liabilities - 0.4%            460,875
--------------------------------------------------------------------------------
Net Assets - 100% ...........................................     $  117,357,710
--------------------------------------------------------------------------------

Summary of Investments by Country, December 31, 2002

Country                        % of Investment Securities           Market Value
--------------------------------------------------------------------------------
Bermuda                                              0.5%         $      594,210
Canada                                               3.1%              3,632,743
Finland                                              0.8%                879,392
Germany                                              2.2%              2,618,557
United States++                                     93.4%            109,171,933
--------------------------------------------------------------------------------
Total                                              100.0%         $  116,896,835

++Includes Short-Term Securities (93.2% excluding Short-Term Securities)

Forward Currency Contracts, Open at December 31, 2002

Currency Sold and                  Currency            Currency       Unrealized
Settlement Date                  Units Sold     Value in $ U.S.      Gain/(Loss)
--------------------------------------------------------------------------------
Euro 2/21/03                      2,500,000      $    2,617,549    $   (107,299)
--------------------------------------------------------------------------------
Total                                            $    2,617,549    $   (107,299)

See Notes to Schedules of Investments and Financial Statements.

26  Janus Aspen Series  December 31, 2002

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

JANUS ASPEN STRATEGIC VALUE PORTFOLIO            David Decker, portfolio manager

For the fiscal year ended December 31, 2002, Janus Aspen Strategic Value Portfolio declined 23.22% for its Institutional Shares and retreated 23.42% for its Service Shares. This compares with a 22.09% loss posted by its benchmark, the Standard & Poor's 500(R) Index.(1) The Portfolio's Institutional Shares ranked 78th out of 91 variable annuity multi-cap value funds tracked by Lipper, a Reuters Company and leading mutual fund rating company, placing it in the forth-quartile for the one-year period ended December 31, 2002.(2)

[PHOTO]

There were very few positives in the market over the past year. Valuation support came under intense pressure, as stocks skidded to losses for the third consecutive year amid fears of war, profit warnings, credit downgrades and soft economic data. Meanwhile, excess capacity continued to haunt the business environment, especially in light of declining industrial production and manufacturing activity. While the Portfolio performed well during the first several months of 2002,(3) performance during the June-September period was, in a word, dreadful.

Despite what has been a very difficult environment, I am very optimistic about the Portfolio. I firmly believe our process is sound and we have built a Portfolio of excellent companies that will compound value for shareholders over time.

I often discuss intrinsic value, which I define as the value of a company based on its future discounted cash flows. When intrinsic value is less than the current market value, I look to buy, and when it is above, I look to sell. However, unlike current market value, intrinsic value is actually a range of values. This is because intrinsic value is a function of the many assumptions that are made about the future. Therefore, when we value companies, we approach it using scenario analysis. In other words, we make differing assumptions in our valuation models, and then apply probabilities to those scenarios, while always trying to err on the side of caution. However, even if we apply a low probability to a scenario, there is a chance that that scenario will play out. Because of this, we try to find companies where, if we are wrong, the damage will not be overly severe.

The spread between market value and intrinsic value is also driven by the psychology of the market. In my opinion, we saw this most evidently in September 2002, where fear of the unknown - economic outlook, war, terrorism - converged in a downward selling cycle that manifested upon itself.

An example of where I believe psychology drove a divergence between market value and intrinsic value in the Portfolio is Station Casinos. The Las Vegas resort franchise had appreciated 70% in the first half of the year before losing almost its entire gain in a period of a couple of weeks. One month later, the stock began to sell at a price above where it was before it imploded. Did this company's drastic market move mean that its intrinsic value changed as dramatically during this time? In my opinion, the answer is, quite simply, no. The market is often driven by emotion more than logic. This is why we invest in companies based on what we believe the true intrinsic value is and then wait patiently. If we are right, market value and intrinsic value will potentially converge as the fundamental strength of the business model becomes apparent. In fact, Station Casinos fully rebounded from its near-term setback and was the largest positive contributor to the Portfolio.

Unfortunately, we are not always right, and the period exposed several bad decisions. The first, and by far the most damaging, was El Paso. What first attracted me to this company was its powerful asset base. Unfortunately, two events occurred. First, El Paso dramatically scaled back from the merchant energy business, which proved to be more costly than I had anticipated. Second, the company was hit by a legal reversal by the Federal Energy Regulatory Commission's Administrative Law Judge, potentially exposing the company to substantial legal liability. Drawing from my discussion of scenario analysis, I made two important mistakes. First, I incorrectly analyzed the impact of the merchant energy withdrawal, and second, I underestimated the probability of these events occurring at all. These mistakes caused severe damage to the performance of the Portfolio and convinced me to completely liquidate the position.

While performance was significantly challenged against a difficult backdrop, I firmly believe that we have built a Portfolio of excellent companies that will grow over time. Although I do not necessarily believe the market will rebound rapidly, I think that as the economy improves, the companies we own will demonstrate the ability to generate substantial cash flow.

Thank you for your continued support during this very difficult period.

PORTFOLIO ASSET MIX
(% of Net Assets)                         December 31, 2002    December 31, 2001
--------------------------------------------------------------------------------

Equities                                              98.8%                69.5%
  Foreign                                             11.8%                 9.5%
  Europe                                               0.1%                 0.1%
Top 10 Equities                                       47.6%                31.9%
Number of Stocks                                         46                   47
Cash, Cash Equivalents
  and Fixed Income Securities                          1.2%                30.5%

(1) All returns include reinvested dividends and capital gains.

(2) Lipper, a Reuters Company, is a nationally recognized organization that ranks the performance of mutual funds within a universe of funds that have similar investment objectives. Rankings are historical and are based on total return with capital gains and dividends reinvested.

(3) The Janus Aspen Strategic Value Portfolio 3-month and 6-month performance for the periods ending March 31, 2002 and June 30, 2002, respectively, are reported as a gain of 4.93% and a loss of 9.53% for its Institutional Shares and a gain of 4.90% and a loss of 9.59% for its Service Shares. The Standard & Poor's 500(R) Index performance for the same time period was 0.27% and (13.40)%, respectively.

Past performance does not guarantee future results.

There is no assurance that the investment process will consistently lead to successful investing.

                                       Janus Aspen Series  December 31, 2002  27

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

AVERAGE ANNUAL TOTAL RETURN

For the Periods Ended December 31, 2002
--------------------------------------------------------------------------------

Institutional Shares (Inception Date 5/1/00)
  1 Year                                                                (23.22)%
  From Inception                                                        (12.19)%
--------------------------------------------------------------------------------

S&P 500(R)Index
  1 Year                                                                (22.09)%
  From Portfolio Inception                                              (15.97)%
--------------------------------------------------------------------------------

Service Shares (Inception Date 5/1/00)
  1 Year                                                                (23.42)%
  From Inception                                                        (12.30)%
--------------------------------------------------------------------------------

This Portfolio is designed for long-term investors who can accept the special risks associated with value investing.

Due to market volatility, current performance may be higher or lower than the figures shown. Call 1-800-504-4440 or visit janus.com for more current performance information.

A "nondiversified" fund has the ability to take larger positions in a smaller number of issuers than a "diversified" fund. Nondiversified funds may experience greater price volatility.

Past performance is no guarantee of future results and investment results and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Total return includes reinvestment of dividends and capital gains.

The S&P 500(R) is the Standard & Poor's Composite Index of 500 stocks, a widely recognized, unmanaged index of common stock prices. The Portfolio may differ significantly from the securities held in the index. The index is not available for direct investment; therefore its performance does not reflect the expenses associated with the active management of an actual portfolio.

These returns do not reflect the charges and expenses of any particular insurance product or qualified plan.

--------------------------------------------------------------------------------
AVERAGE ANNUAL TOTAL RETURN - for the periods ended December 31, 2002

                                                      One Year    Since 5/1/00*
Janus Aspen Strategic Value Portfolio
  - Institutional Shares                              (23.22)%       (12.19)%
S&P 500(R)Index                                       (22.09)%       (15.97)%

PERFORMANCE OVERVIEW

Janus Aspen Strategic
Value Portfolio -
Institutional Shares
$7,068

S&P 500(R) Index
$6,288

[GRAPHIC OMITTED]

A graphic comparison of the change in value of a hypothetical $10,000 investment in Janus Aspen Strategic Value Portfolio - Institutional Shares and the S&P 500 Index. Janus Aspen Strategic Value Portfolio - Institutional Shares is represented by a shaded area of green. The S&P 500 Index is represented by a solid black line. The "y" axis reflects the value of the investment. The "x" axis reflects the computation periods from inception, May 1, 2000, through December 31, 2002. The lower right quadrant reflects the ending value of the hypothetical investment in Janus Aspen Strategic Value Portfolio - Institutional Shares ($7,068) as compared to the S&P 500 Index ($6,288).
--------------------------------------------------------------------------------

*The Portfolio's inception date.
Source - Lipper, a Reuters Company 2002.
See "Explanations of Charts, Tables and Financial Statements."

SCHEDULE OF INVESTMENTS

Shares or Principal Amount                                          Market Value
================================================================================
Common Stock - 97.2%
Aerospace and Defense - Equipment - 2.3%
       6,880    Alliant Techsystems, Inc.* ..................     $      428,968

Apparel Manufacturers - 1.2%
       7,580    Liz Claiborne, Inc. .........................            224,747

Automotive - Cars and Light Trucks - 2.1%
       5,000    General Motors Corp. ........................            184,300
      25,000    Nissan Motor Company, Ltd.** ................            195,079

                                                                         379,379

Automotive - Truck Parts and Equipment - 3.2%
      17,670    Lear Corp.* .................................            588,057

Broadcast Services and Programming - 9.2%
     189,974    Liberty Media Corp. - Class A* ..............          1,698,367

Building Products - Cement and Aggregate - 3.3%
      28,580    Cemex S.A. de C.V. (ADR) ....................            614,756

Casino Hotels - 1.3%
      13,930    Station Casinos, Inc.* ......................            246,561

Chemicals - Specialty - 1.5%
      10,000    Cytec Industries, Inc.* .....................            272,800

Commercial Services - 0.2%
       1,186    Arbitron, Inc.* .............................             39,731

Commercial Services - Finance - 1.8%
       7,840    Moody's Corp. ...............................            323,714

Computer Services - 4.0%
      51,680    Ceridian Corp.* .............................     $      745,226

Computers - 3.6%
      46,945    Apple Computer, Inc.* .......................            672,722

Containers - Paper and Plastic - 3.1%
      31,935    Packaging Corporation of America* ...........            582,494

Diversified Financial Services - 0.6%
       3,221    Citigroup, Inc. .............................            113,347

Diversified Operations - 4.5%
       8,470    SPX Corp.* ..................................            317,202
      29,830    Tyco International, Ltd. ....................            509,496

                                                                         826,698

Electronic Design Automation - 3.6%
      56,550    Cadence Design Systems, Inc.* ...............            666,724

Enterprise Software and Services - 2.5%
      33,675    Computer Associates International, Inc. .....            454,613

Finance - Consumer Loans - 2.8%
       4,990    SLM Corp. ...................................            518,261

Finance - Credit Card - 0.8%
       4,090    American Express Co. ........................            144,582

Finance - Mortgage Loan Banker - 6.0%
      17,285    Fannie Mae ..................................          1,111,944

Food - Dairy Products - 1.6%
       7,770    Dean Foods Co.* .............................            288,267

See Notes to Schedules of Investments and Financial Statements.

28  Janus Aspen Series  December 31, 2002

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

JANUS ASPEN STRATEGIC VALUE PORTFOLIO

SCHEDULE OF INVESTMENTS

Shares or Principal Amount                                         Market Value
================================================================================
Multimedia - 2.5%
       3,875    McGraw-Hill Companies, Inc. .................     $      234,205
       5,375    Viacom, Inc. - Class B* .....................            219,085

                                                                         453,290

Non-Hazardous Waste Disposal - 2.2%
      40,805    Allied Waste Industries, Inc.* ..............            408,050

Oil Companies - Exploration and Production - 4.9%
      10,325    Apache Corp. ................................            588,422
      16,130    Ocean Energy, Inc. ..........................            322,116

                                                                         910,538

Oil Refining and Marketing - 1.6%
      26,300    SK Corp.** ..................................            290,485

Paper and Related Products - 2.4%
       9,930    Rayonier, Inc. ..............................            449,333

Petrochemicals - 0.2%
       6,693    Reliance Industries, Ltd. ...................             41,554

Pipelines - 5.5%
      31,922    Kinder Morgan Management LLC* ...............          1,008,416

Printing - Commercial - 2.3%
      14,530    Valassis Communications, Inc.* ..............            427,618

Property and Casualty Insurance - 0%
         139    Travelers Property Casualty Corp. - Class A*               2,036
         285    Travelers Property Casualty Corp. - Class B*               4,175

                                                                           6,211

Publishing - Newspapers - 1.8%
       7,205    New York Times Co. - Class A ................            329,484

Recreational Centers - 0.1%
       3,510    Bally Total Fitness Holding Corp.* ..........             24,886

Reinsurance - 6.0%
         460    Berkshire Hathaway, Inc. - Class B* .........          1,114,580

Retail - Toy Store - 1.5%
      28,535    Toys "R" Us, Inc.* ..........................            285,350

Retail - Video Rental - 1.0%
      15,685    Blockbuster, Inc. - Class A .................            192,141

Satellite Telecommunications - 1.6%
      13,635    EchoStar Communications Corp. - Class A* ....            303,515

Television - 0.1%
         950    SBS Broadcasting S.A.* ......................             13,795

Tobacco - 0.6%
       9,529    Vector Group, Ltd. ..........................            110,727

Toys - 0.9%
       8,520    Mattel, Inc. ................................            163,158

Transportation - Marine - 2.8%
     102,165    Grupo TMM S.A. de C.V. (ADR) - Class A* .....            526,150
--------------------------------------------------------------------------------
Total Common Stock (cost $20,310,550) .......................         18,001,239
--------------------------------------------------------------------------------
Corporate Bonds - 1.1%
Tobacco - 1.1%
$    300,000    Vector Group, Ltd., 6.25%
                  convertible subordinated notes
                  due 7/15/08+ (cost $300,000) ..............     $      193,500
--------------------------------------------------------------------------------
Preferred Stock - 1.6%
Automotive - Cars and Light Trucks - 1.6%
      13,100    General Motors Corp. - Series B
                  convertible, 5.25% (cost $356,464) ........            304,575
--------------------------------------------------------------------------------
Total Investments (total cost $20,967,014) - 99.9% ..........         18,499,314
--------------------------------------------------------------------------------
Cash, Receivables and Other Assets, net of Liabilities - 0.1%             18,950
--------------------------------------------------------------------------------
Net Assets - 100% ...........................................     $   18,518,264
--------------------------------------------------------------------------------

Summary of Investments by Country, December 31, 2002

Country                        % of Investment Securities           Market Value
--------------------------------------------------------------------------------
Bermuda                                              2.7%         $      509,496
India                                                0.2%                 41,554
Japan                                                1.1%                195,079
Luxembourg                                           0.1%                 13,795
Mexico                                               6.2%              1,140,906
South Korea                                          1.6%                290,485
United States                                       88.1%             16,307,999
--------------------------------------------------------------------------------
Total                                              100.0%         $   18,499,314

Forward Currency Contracts, Open at December 31, 2002

Currency Sold and                  Currency            Currency       Unrealized
Settlement Date                  Units Sold     Value in $ U.S.      Gain/(Loss)
--------------------------------------------------------------------------------
Japanese Yen 2/21/03             21,500,000      $      181,563    $     (7,004)
South Korean Won
  2/3/03                        270,000,000             226,980          (1,406)
South Korean Won
  2/25/03                        65,000,000              54,534          (2,117)
--------------------------------------------------------------------------------
Total                                            $      463,077    $    (10,527)

See Notes to Schedules of Investments and Financial Statements.

                                       Janus Aspen Series  December 31, 2002  29

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

JANUS ASPEN INTERNATIONAL GROWTH PORTFOLIO                    Helen Young Hayes,
                                                              portfolio manager

                                                              Brent Lynn,
                                                              portfolio manager

Janus Aspen International Growth Portfolio's Institutional Shares declined 25.58% for the year ended December 31, 2002, while the Portfolio's Service Shares declined 25.76% and the Service II Shares declined 25.51%. The Portfolio's benchmark, the Morgan Stanley Capital International EAFE(R) Index, lost 15.94%.(1) The Portfolio's Institutional Shares ranked 157th out of 169 variable annuity international funds tracked by Lipper, a Reuters Company and leading mutual fund rating company, placing it in the fourth-quartile for the one-year period ended December 31, 2002.(2)

[PHOTO]

As we review the Portfolio's performance over the past year, the main theme that emerges is the inconsistency of the nascent global economic recovery. Layered on top of this were accounting scandals and growing geopolitical unrest, which helped keep business spending anemic and caused consumer spending in the U.S. to wane. In turn, equity markets remained mired in the third year of the worst bear market since 1942.

[PHOTO]

Looking to Europe, the Morgan Stanley Capital International Europe Index fell 18.38% for the period amid lackluster economic growth and declining business confidence. In Asia, where many companies remain dependent on exports to the U.S., Japan's Nikkei 225 Index fell 18.63%, skidding to a 19-year low. Given our concerns about ongoing deflation and the slow pace of structural reform, our exposure to Japan remained underweighted versus the benchmark.

Although our strategy had been to position the Portfolio fairly defensively until we get better clarity on earnings growth, our frustration lies in the fact that our performance does not reflect this more defensive posture.

Our biggest detractor was Bermuda-based conglomerate Tyco. We felt Tyco's ADT home security systems and Curad bandages were just the sort of steady, predictable, defensive business models to own in a choppy economic environment. However, the stock fell due to rumors of aggressive accounting practices. We welcomed news that Tyco planned to break itself up into four separate companies based on our "sum-of-the-parts" valuation. Nonetheless, we lost confidence in management in late April when they decided against the break-up and exited the position.

Another significant detractor was Grupo Televisa, a leader in entertainment services directed to Spanish-speaking audiences, which lost ground due to concerns over a weakening economy. We have chosen to maintain our position, as Grupo Televisa owns unique media assets ranging from broadcasting to publishing. Moreover, Grupo Televisa provides programming content to its strategic partner, Univision, which is the premier Spanish-language media company in the U.S. Against the backdrop of a growing Hispanic population in the U.S. and the increased advertising directed toward that audience, we believe Grupo Televisa is well positioned to benefit.

Netherlands-based food retailer Ahold also declined. Negative investor sentiment toward acquisitive companies and a slight softening in fundamentals caused the stock to drift lower as the year progressed. Therefore, we made the decision to exit the stock until Ahold improves its operating metrics.

Our performance was also significantly impacted by the continuing weakness of the U.S. dollar. Although we reduced our hedges during the year, the hedged positions were a drag on performance.

Winners during this period were primarily consumer- oriented, ranging from household products to automobiles to pharmaceuticals.

Reckitt Benckiser, a UK-based household goods manufacturer, was the top contributor. Reckitt is benefiting from textbook execution of product innovation, brand marketing, cost cutting, and working capital efficiency, all of which have resulted in healthy organic growth and improving margins.

Nissan Motor Corporation also gained. The company is benefiting from dynamic change at the hands of a new management team and its focus on "Nissan 180" - a goal to sell one million new cars, reach an 8% profit margin and have zero debt by 2004. Nissan's success in launching new products and gaining market share versus Detroit's "Big Three" automakers gives us confidence that it will continue to deliver results.

Another winner was Teva Pharmaceuticals. Based in Israel, Teva is the world's largest generic drug maker, and is capitalizing on the shift toward more prescriptions being written for generic drugs. Recent sales have been bolstered by the launch of the generic version of the antibiotic drug Augmentin.

As mentioned, we continued to run a broad and flat portfolio, increasing our total number of stocks, while reducing the concentration of the top holdings. We believe the industry weightings reflect a mix of stable, predictable businesses as well as companies with some leverage to improving economic fundamentals and equity markets. Our focus is on companies that are executing well in this environment, regardless of their diverse end markets.

Going forward, our bias is to slightly tilt the balance of the Portfolio toward more economically sensitive sectors of the economy, as our research helps us gain confidence that individual companies are indeed seeing improvements in their outlooks.

It is important to note that, despite the uncertainty regarding the pace of the global economic recovery, our objective has not changed - we continue to search out attractive, growing companies that are controlling costs, gaining market share, creating shareholder value, and selling at reasonable valuations. We are confident that our research can uncover "best-of-breed" companies that exhibit these critical characteristics.

We know this has been a trying time for all Janus investors and we appreciate your continued support.

PORTFOLIO ASSET MIX
(% of Net Assets)                         December 31, 2002    December 31, 2001
--------------------------------------------------------------------------------

Equities                                              94.4%                92.0%
  Foreign                                             94.0%                90.2%
Top 10 Equities                                       18.2%                23.2%
Number of Stocks                                        148                  118
Cash and Cash Equivalents                              5.6%                 8.0%

(1) All returns include reinvested net dividends. Net dividends reinvested are the dividends that remain to be reinvested after foreign tax obligations have been met. Such obligations vary from country to country.

(2) Lipper, a Reuters Company, is a nationally recognized organization that ranks the performance of mutual funds within a universe of funds that have similar investment objectives. Rankings are historical and are based on total return with capital gains and dividends reinvested. As of December 31, 2002, Lipper ranked Janus Aspen International Growth Portfolio - Institutional Shares 18th out of 98 variable annuity international funds for the 5-year period.

Past performance does not guarantee future results.

There is no assurance that the investment process will consistently lead to successful investing.

30  Janus Aspen Series  December 31, 2002

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

AVERAGE ANNUAL TOTAL RETURN

For the Periods Ended December 31, 2002
--------------------------------------------------------------------------------

Institutional Shares (Inception Date 5/2/94)
  1 Year                                                                (25.58)%
  5 Year                                                                   0.52%
  From Inception                                                           8.08%
--------------------------------------------------------------------------------

Morgan Stanley Capital International EAFE(R)Index
  1 Year                                                                (15.94)%
  5 Year                                                                 (2.89)%
  From Inception Date of Institutional Shares                              0.40%
--------------------------------------------------------------------------------

Service Shares (Inception Date 12/31/99)
  1 Year                                                                (25.76)%
  5 Year                                                                   0.01%
  From Portfolio Inception                                                 8.08%
--------------------------------------------------------------------------------

Service II Shares (Inception Date 12/31/01)
  1 Year                                                                (25.51)%
  5 Year                                                                   0.07%
  From Portfolio Inception                                                 8.08%
--------------------------------------------------------------------------------

Returns shown for Service and Service II Shares for periods prior to their inception are derived from the historical performance of Institutional Shares, adjusted to reflect the higher operating expenses of Service and Service II Shares.

Foreign investing involves special risks such as currency fluctuations and political uncertainty.

Due to market volatility, current performance may be higher or lower than the figures shown. Call 1-800-504-4440 or visit janus.com for more current performance information.

Past performance is no guarantee of future results and investment results and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Total return includes reinvestment of dividends and capital gains.

The Morgan Stanley Capital International EAFE(R) Index is a market capitalization weighted index composed of companies representative of the market structure of 21 Developed Market countries in Europe, Australasia and the Far East. The Morgan Stanely Capital International Europe Index is an unmanaged, market value-weighted average of the performance of securities listed on the stock exchanges of 7 countries in the Latin-American region. The Japan Nikkei 225 Index is a price-weighted index of 225 selected leading stocks listed on the First Section of the Tokyo Stock Exchange. This is a price-only index. The Portfolio may differ significantly from the securities held in the indices. The indices are not available for direct investment; therefore their performance does not reflect the expenses associated with the active management of an actual portfolio.

These returns do not reflect the charges and expenses of any particular insurance product or qualified plan.

All returns include reinvested net dividends. Net dividends reinvested are the dividends that remain to be reinvested after foreign tax obligations have been met. Such obligations vary from country to country.

--------------------------------------------------------------------------------
AVERAGE ANNUAL TOTAL RETURN - for the periods ended December 31, 2002

                                         One Year    Five Year    Since 5/2/94*
Janus Aspen International Growth
  Portfolio - Institutional Shares       (25.58)%       0.52%          8.08%
Morgan Stanley Capital
  International EAFE(R)Index             (15.94)%     (2.89)%          0.40%
Morgan Stanley Capital International
  Europe Index                           (18.38)%     (2.26)%          5.74%
Japan Nikkei 225 Index                   (18.63)%    (10.88)%        (9.16)%

PERFORMANCE OVERVIEW

Janus Aspen
International Growth
Portfolio -
Institutional Shares
$19,608

Morgan Stanley Capital
International EAFE(R)
Index
$10,354

[GRAPHIC OMITTED]

A graphic comparison of the change in value of a hypothetical $10,000 investment in Janus Aspen International Growth Portfolio - Institutional Shares and the Morgan Stanley Capital International EAFE Index. Janus Aspen International Growth Portfolio - Institutional Shares is represented by a shaded area of green. The Morgan Stanley Capital International EAFE Index is represented by a solid black line. The "y" axis reflects the value of the investment. The "x" axis reflects the computation periods from inception, May 2, 1994, through December 31, 2002. The lower right quadrant reflects the ending value of the hypothetical investment in Janus Aspen International Growth Portfolio - Institutional Shares ($19,608) as compared to the Morgan Stanley Capital International EAFE Index ($10,354).
--------------------------------------------------------------------------------

*The Portfolio's inception date.
Source - Lipper, a Reuters Company 2002.
See "Explanations of Charts, Tables and Financial Statements."

SCHEDULE OF INVESTMENTS

Shares or Principal Amount                                         Market Value
================================================================================
Common Stock - 92.3%
Advertising Sales - 0.2%
     702,767    Telefonica Publicidad e Informacion S.A.** ..     $    2,234,471

Advertising Services - 1.7%
   2,311,143    WPP Group PLC** .............................         17,654,951

Agricultural Chemicals - 0.2%
      35,390    Potash Corporation of Saskatchewan, Inc.
                  (New York Shares) .........................          2,250,450

Applications Software - 1.6%
      66,781    Infosys Technologies, Ltd. ..................          6,644,885
   1,663,868    Satyam Computer Services, Ltd. ..............          9,643,149

                                                                      16,288,034

Audio and Video Products - 1.3%
     305,800    Sony Corp.** ................................         12,781,389

Automotive - Cars and Light Trucks - 1.9%
      99,565    BMW A.G.** ..................................     $    3,024,656
      91,800    Honda Motor Company, Ltd.** .................          3,395,988
      97,150    Hyundai Motor Company, Ltd.** ...............          2,273,018
   1,393,000    Nissan Motor Company, Ltd.** ................         10,869,786

                                                                      19,563,448

Beverages - Wine and Spirits - 1.4%
   1,333,954    Diageo PLC** ................................         14,495,998

Brewery - 2.6%
     539,000    Asahi Breweries, Ltd.** .....................          3,533,680
     572,471    Interbrew S.A.** ............................         13,516,268
   1,181,000    Kirin Brewery Company, Ltd.** ...............          7,513,733
     107,031    Molson, Inc. - Class A ......................          2,266,257

                                                                      26,829,938

Broadcast Services and Programming - 2.1%
     768,716    Grupo Televisa S.A. (ADR)*,** ...............         21,470,238

See Notes to Schedules of Investments and Financial Statements.

                                       Janus Aspen Series  December 31, 2002  31

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

JANUS ASPEN INTERNATIONAL GROWTH PORTFOLIO

SCHEDULE OF INVESTMENTS

Shares or Principal Amount                                         Market Value
================================================================================
Building - Heavy Construction - 0.4%
      54,739    Technip-Coflexip S.A.** .....................     $    3,917,437

Cable Television - 0.5%
     498,063    Shaw Communications, Inc. - Class B .........          5,116,891

Cellular Telecommunications - 4.0%
   6,970,640    China Mobile, Ltd.*,** ......................         16,581,077
   4,646,000    MobileOne, Ltd.* ............................          3,267,851
       4,363    NTT DoCoMo, Inc.** ..........................          8,051,712
      10,030    SK Telecom Company, Ltd.** ..................          1,936,571
   1,011,389    Telecom Italia Mobile S.p.A.** ..............          4,616,664
   3,140,330    Vodafone Group PLC** ........................          5,716,952
      30,536    Vodafone Group PLC (ADR)** ..................            553,312

                                                                      40,724,139

Chemicals - Diversified - 1.8%
      93,076    Akzo Nobel N.V.** ...........................          2,952,546
      76,074    Bayer A.G.** ................................          1,596,567
     979,451    BOC Group PLC** .............................         14,002,293

                                                                      18,551,406

Chemicals - Specialty - 2.0%
      15,104    Givaudan S.A.** .............................          6,772,653
     226,930    Syngenta A.G.** .............................         13,137,975

                                                                      19,910,628

Commercial Banks - 2.7%
     554,198    Anglo Irish Bank Corporation PLC** ..........          3,942,897
     293,360    Danske Bank A/S .............................          4,849,049
      53,236    Julius Baer Holding, Ltd.** .................         11,550,528
     113,590    Kookmin Bank** ..............................          4,022,410
      27,535    Kookmin Bank (ADR)** ........................            973,362
     348,500    Koram Bank*,** ..............................          2,174,360

                                                                      27,512,606

Computer Services - 0.9%
      96,216    Atos Origin S.A.*,** ........................          2,342,373
     166,746    Cap Gemini S.A.** ...........................          3,810,957
   1,014,839    LogicaCMG PLC** .............................          2,450,710

                                                                       8,604,040

Computers - 0.9%
  27,544,000    Legend Group, Ltd.** ........................          9,183,252

Cooperative Banks - 0.6%
     574,574    Banco Popolare di Verona e Novara Scrl** ....          6,409,144

Cosmetics and Toiletries - 1.2%
     559,000    Kao Corp.** .................................         12,270,957

Diversified Financial Services - 2.0%
     265,550    Deutsche Boerse A.G.** ......................         10,588,896
     462,653    Euronext N.V.** .............................         10,054,402

                                                                      20,643,298

Diversified Minerals - 1.3%
     383,438    Anglo American PLC** ........................          5,718,486
     242,730    Companhia Vale do Rio Doce (ADR) ............          7,017,324

                                                                      12,735,810

Diversified Operations - 1.3%
   1,842,330    BBA Group PLC** .............................     $    5,479,682
     779,889    Hays PLC** ..................................          1,164,529
     582,147    Smiths Group PLC** ..........................          6,518,284

                                                                      13,162,495

Electric Products  - 1.7%
      66,830    Samsung Electronics Company, Ltd.** .........         17,692,863

Electronic Components - 0.7%
     347,493    Koninklijke (Royal) Philips Electronics N.V.**         6,089,524
      59,466    Koninklijke (Royal) Philips Electronics N.V.
                  (New York Shares)** .......................          1,051,359

                                                                       7,140,883

Electronic Components - Semiconductors - 2.0%
      24,300    Rohm Company, Ltd.** ........................          3,094,067
     802,759    STMicroelectronics N.V.** ...................         15,735,583
      89,358    STMicroelectronics N.V. (New York Shares)** .          1,743,375

                                                                      20,573,025

Electronic Security Devices - 1.4%
  10,067,929    Chubb PLC** .................................         14,154,909

Finance - Mortgage Loan Banker - 0.8%
   1,121,940    Housing Development Finance
                  Corporation, Ltd. .........................          8,381,209

Finance - Other Services - 0.1%
      37,590    TSX Group, Inc.* ............................            505,632

Food - Diversified - 3.3%
      76,116    Groupe Danone** .............................         10,239,642
     641,000    Kikkoman Corp.** ............................          4,445,461
      31,191    Nestle S.A.** ...............................          6,609,553
     497,319    Orkla A.S.A. ................................          8,470,808
      68,209    Unilever N.V.** .............................          4,190,727

                                                                      33,956,191

Food - Retail - 0.2%
      35,115    Carrefour S.A.** ............................          1,563,459

Hotels and Motels - 2.3%
     498,548    Accor S.A.** ................................         15,098,162
     361,340    Fairmont Hotels & Resorts, Inc. .............          8,376,021

                                                                      23,474,183

Industrial Gases - 0.3%
      22,056    L'Air Liquide S.A.** ........................          2,909,262

Instruments - Controls - 0.5%
     152,700    Mettler-Toledo International, Inc.* .........          4,895,562

Insurance Brokers - 1.3%
     734,707    Jardine Lloyd Thompson Group** ..............          7,867,915
     175,275    Willis Group Holdings, Ltd.* ................          5,025,134

                                                                      12,893,049

Internet Security - 0.2%
     184,450    Check Point Software Technologies, Ltd.* ....          2,392,317

Investment Management and Advisory Services - 0.1%
     157,309    Schroders PLC** .............................          1,273,598

Machinery - Electrical - 0.4%
      89,023    Schneider Electric S.A.** ...................          4,212,144

See Notes to Schedules of Investments and Financial Statements.

32  Janus Aspen Series  December 31, 2002

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

SCHEDULE OF INVESTMENTS

Shares or Principal Amount                                         Market Value
================================================================================
Medical - Drugs - 7.0%
      94,210    Aventis S.A.** ..............................     $    5,120,915
     180,800    Chugai Pharmaceutical Company, Ltd.** .......          1,721,614
      56,200    Eisai Company, Ltd.** .......................          1,262,096
      50,000    Fujisawa Pharmaceutical Company, Ltd.** .....          1,143,928
     355,494    GlaxoSmithKline PLC** .......................          6,822,005
     210,257    Novartis A.G.** .............................          7,671,615
     106,863    Sanofi-Synthelabo S.A.** ....................          6,531,968
     228,770    Schering A.G.** .............................          9,962,491
       6,676    Serono S.A. - Class B** .....................          3,577,748
     142,000    Takeda Chemical Industries, Ltd.** ..........          5,935,112
     170,220    Teva Pharmaceutical Industries, Ltd. (ADR) ..          6,572,194
     495,200    Yamanouchi Pharmaceutical
                  Company, Ltd.** ...........................         14,354,828

                                                                      70,676,514

Medical Products - 1.7%
   2,105,875    Smith & Nephew PLC** ........................         12,900,030
       6,901    Synthes-Stratec, Inc.** .....................          4,232,364

                                                                      17,132,394

Metal - Aluminum - 0.6%
     158,665    Pechiney S.A.** .............................          5,567,602

Metal Processors and Fabricators - 2.3%
   1,396,708    Assa Abloy A.B. - Class B ...................         15,949,407
     272,400    SKF A.B. - Class B ..........................          7,065,313

                                                                      23,014,720

Miscellaneous Manufacturing - 0.8%
   5,387,162    FKI PLC** ...................................          7,632,138

Money Center Banks - 3.6%
     558,830    Banco Bilbao Vizcaya Argentaria S.A.** ......          5,348,048
   1,008,102    Standard Chartered PLC** ....................         11,452,975
     342,197    UBS A.G.** ..................................         16,631,088
     652,233    UniCredito Italiano S.p.A.** ................          2,607,645

                                                                      36,039,756

Multimedia - 0.7%
     243,428    Corus Entertainment, Inc. - Class B* ........          2,920,002
     560,746    News Corporation, Ltd. ......................          3,624,886
      35,750    News Corporation, Ltd. (ADR) ................            938,437

                                                                       7,483,325

Office Automation and Equipment - 0.1%
      40,617    Neopost S.A.*,** ............................          1,308,480

Oil - Field Services - 2.2%
  11,262,000    China Oilfield Services, Ltd.*,** ...........          2,743,881
     912,016    John Wood Group PLC** .......................          2,360,244
   1,387,413    Saipem S.p.A.** .............................          9,243,403
     194,695    Schlumberger, Ltd.** ........................          8,194,713

                                                                      22,542,241

Oil and Gas Drilling - 0.4%
      27,885    Nabors Industries, Ltd.* ....................            983,504
      28,620    Noble Corp.* ................................          1,005,993
      63,239    Precision Drilling Corp.* ...................          2,039,542

                                                                       4,029,039

Oil Companies - Exploration and Production - 0.8%
     242,303    Canadian Natural Resources, Ltd. ............          7,178,076
     996,000    CNOOC, Ltd.** ...............................          1,296,348

                                                                       8,474,424

Oil Companies - Integrated - 8.0%
   1,427,889    BP PLC** ....................................     $    9,815,802
     601,936    EnCana Corp. ................................         18,586,410
     606,071    Eni S.p.A.** ................................          9,635,115
     908,276    Husky Energy, Inc. ..........................          9,469,233
     578,632    Suncor Energy, Inc. .........................          9,046,962
     154,912    Total Fina Elf S.A.** .......................         22,124,016
      19,060    Yukos (ADR) .................................          2,668,400

                                                                      81,345,938

Oil Refining and Marketing - 0.4%
     685,000    TonenGeneral Sekiyu K.K.** ..................          4,502,400

Optical Supplies - 0.9%
      96,485    Alcon, Inc. (New York Shares)*,** ...........          3,806,333
      77,000    Hoya Corp.** ................................          5,392,010

                                                                       9,198,343

Paper and Related Products - 0.7%
     337,400    Stora Enso Oyj - Class R** ..................          3,558,213
     114,907    UPM - Kymmene Oyj** .........................          3,689,680

                                                                       7,247,893

Petrochemicals - 2.0%
   3,305,150    Reliance Industries, Ltd. ...................         20,520,195

Public Thoroughfares - 1.1%
     448,718    Autoroutes du Sud de la France S.A.*,** .....         10,843,968

Publishing - Books - 1.0%
     484,566    Reed Elsevier N.V.** ........................          5,923,790
     524,261    Reed Elsevier PLC** .........................          4,490,169

                                                                      10,413,959

Publishing - Newspapers - 0.9%
     978,965    Pearson PLC** ...............................          9,054,421

Publishing - Periodicals - 0.7%
     422,324    Wolters Kluwer N.V.** .......................          7,356,557

Reinsurance - 0.9%
      36,437    Muenchener Rueckversicherungs
                  - Gesellschaft A.G.** .....................          4,354,990
      73,650    Swiss Re** ..................................          4,831,202

                                                                       9,186,192

Rubber - Tires - 0.8%
     142,500    Compagnie Generale des Etablissements
                  Michelin - Class B** ......................          4,913,639
     169,329    Continental A.G.*,** ........................          2,647,515

                                                                       7,561,154

Security Services - 1.3%
   1,060,819    Securitas A.B. - Class B ....................         12,661,655

Soap and Cleaning Preparations - 1.4%
     717,777    Reckitt Benckiser PLC** .....................         13,904,741

Telecommunication Equipment - 0.4%
     107,960    Nokia Oyj** .................................          1,716,312
     173,435    Nokia Oyj (ADR)** ...........................          2,688,243

                                                                       4,404,555

Telecommunication Services - 0.2%
  11,242,000    China Telecom Corporation, Ltd.*,** .........          1,974,969
      28,570    China Telecom Corporation, Ltd. (ADR)*,** ...            493,690

                                                                       2,468,659

See Notes to Schedules of Investments and Financial Statements.

                                       Janus Aspen Series  December 31, 2002  33

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

JANUS ASPEN INTERNATIONAL GROWTH PORTFOLIO

SCHEDULE OF INVESTMENTS

Shares or Principal Amount                                         Market Value
================================================================================
Telephone - Integrated - 0.8%
      47,020    KT Corp.** ..................................     $    2,009,961
     166,624    Telecom Italia S.p.A.** .....................          1,264,144
     368,065    Telecom Italia S.p.A. - RNC** ...............          1,854,673
      88,415    Telefonos de Mexico S.A. (ADR)** ............          2,827,512

                                                                       7,956,290

Television - 0.8%
   2,275,124    Granada PLC** ...............................          2,921,052
   1,574,000    Television Broadcasts, Ltd.** ...............          4,965,191

                                                                       7,886,243

Tobacco - 1.4%
       1,561    Japan Tobacco, Inc.** .......................         10,444,372
     560,625    Korea Tobacco & Ginseng Corp. (GDR)**,+ .....          3,868,313

                                                                      14,312,685

Transportation - Railroad - 0.5%
      58,243    Canadian National Railway Co. ...............          2,406,361
      63,775    Canadian National Railway Co.
                  (New York Shares) .........................          2,650,489

                                                                       5,056,850
--------------------------------------------------------------------------------
Total Common Stock (cost $990,191,385) ......................        938,112,637
--------------------------------------------------------------------------------
Preferred Stock - 2.1%
Automotive - Cars and Light Trucks - 1.6%
      38,644    Porsche A.G.** ..............................         16,058,244

Oil Companies - Integrated - 0.5%
     358,798    Petroleo Brasileiro S.A. (ADR) ..............          4,807,893
--------------------------------------------------------------------------------
Total Preferred Stock (cost $18,273,403) ....................         20,866,137
--------------------------------------------------------------------------------
Repurchase Agreement - 3.9%
$ 39,700,000    ABN AMRO Bank N.V., 1.26%
                  dated 12/31/02, maturing 1/2/03
                  to be repurchased at $39,702,779
                  collateralized by $37,635,274
                  in U.S. Government Agencies
                  5.875%-9.50%, 3/21/11-4/1/32
                  $16,918,008 in U.S. Treasury Bills
                  0%, 3/20/03-3/27/03; with respective
                  values of $23,622,631 and $16,871,370
                  (cost $39,700,000) ........................         39,700,000
--------------------------------------------------------------------------------
Short-Term Corporate Note  - 2.1%
                Citigroup, Inc.
  21,000,000      1.15%, 1/2/03
                  (amortized cost $20,999,329) ..............         20,999,329
--------------------------------------------------------------------------------
Total Investments (total cost $1,069,164,117) - 100.4% ......      1,019,678,103
--------------------------------------------------------------------------------
Liabilities, net of Cash, Receivables and Other Assets - (0.4)%      (4,343,644)
--------------------------------------------------------------------------------
Net Assets - 100% ...........................................     $1,015,334,459
--------------------------------------------------------------------------------

Summary of Investments by Country, December 31, 2002

Country                        % of Investment Securities           Market Value
--------------------------------------------------------------------------------
Australia                                            0.5%         $    4,563,323
Belgium                                              1.3%             13,516,268
Bermuda                                              0.6%              6,008,638
Brazil                                               1.2%             11,825,217
Canada                                               7.2%             72,812,326
Cayman Islands                                       0.1%              1,005,993
China                                                0.5%              5,212,540
Denmark                                              0.5%              4,849,049
Finland                                              1.1%             11,652,448
France                                               9.9%            100,504,024
Germany                                              4.7%             48,233,359
Hong Kong                                            3.1%             32,025,868
India                                                4.4%             45,189,438
Ireland                                              0.4%              3,942,897
Israel                                               0.9%              8,964,511
Italy                                                3.5%             35,630,788
Japan                                               10.9%            110,713,133
Mexico                                               2.4%             24,297,750
Netherlands                                          6.2%             63,292,576
Norway                                               0.8%              8,470,808
Russia                                               0.3%              2,668,400
Singapore                                            0.3%              3,267,851
South Korea                                          3.4%             34,950,858
Spain                                                0.7%              7,582,519
Sweden                                               3.5%             35,676,375
Switzerland                                          7.7%             78,821,059
United Kingdom                                      17.5%            178,405,196
United States++                                      6.4%             65,594,891
--------------------------------------------------------------------------------
Total                                              100.0%         $1,019,678,103

++Includes Short-Term Securities (0.5% excluding Short-Term Securities)

Forward Currency Contracts, Open at December 31, 2002

Currency Sold and                  Currency            Currency       Unrealized
Settlement Date                  Units Sold     Value in $ U.S.      Gain/(Loss)
--------------------------------------------------------------------------------
British Pound 2/21/03             6,700,000      $   10,746,197    $   (268,301)
British Pound 3/28/03             9,900,000          15,839,733        (473,961)
Euro 1/31/03                     25,000,000          26,196,487      (1,798,987)
Euro 2/21/03                     28,700,000          30,049,460      (1,114,574)
Euro 3/28/03                     48,200,000          50,394,069        (267,827)
Euro 4/15/03                      1,100,000           1,149,291         (53,933)
Hong Kong Dollar
  2/21/03                       242,900,000          31,143,688         (10,807)
Japanese Yen 1/31/03          2,305,000,000          19,450,694        (543,501)
Japanses Yen 2/21/03          3,080,000,000          26,010,028      (1,053,056)
Japanese Yen 3/28/03          1,785,000,000          15,094,027        (171,880)
Japanese Yen 4/15/03          1,320,000,000          11,169,481        (437,878)
Mexican Peso 2/21/03            110,300,000          10,439,013          244,128
South Korean Won
  2/3/03                      5,000,000,000           4,203,329         (12,214)
South Korean Won
  2/25/03                    15,300,000,000          12,836,468        (659,239)
Swiss Franc 3/28/03              16,200,000          11,742,576         (82,801)
Swiss Franc 4/15/03              14,950,000          10,840,927        (762,598)
--------------------------------------------------------------------------------
Total                                            $  287,305,468    $ (7,467,429)

See Notes to Schedules of Investments and Financial Statements.

34  Janus Aspen Series  December 31, 2002

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

JANUS ASPEN WORLDWIDE GROWTH PORTFOLIO                        Helen Young Hayes,
                                                              portfolio manager

                                                              Laurence Chang,
                                                              portfolio manager

Janus Aspen Worldwide Growth Portfolio's Institutional Shares declined 25.50% for the year ended December 31, 2002, while the Portfolio's Service Shares declined 25.71% and the Service II Shares declined 25.71%. The Portfolio's benchmark, the Morgan Stanley Capital International World Index, lost 19.89%.(1) The Portfolio's Institutional Shares ranked 66th out of 71 variable annuity global funds tracked by Lipper, a Reuters Company and leading mutual fund rating company, placing it in the fourth-quartile for the one-year period ended December 31, 2002.(2)

[PHOTO]

[PHOTO]

It is fair to say that the past 12 months encompass one of the more volatile and challenging periods in recent history. The biggest source of frustration was the inconsistent performance of the U.S. economy, which grew at a healthy clip earlier in the year but became more sluggish in the second half. The shock to the equity markets caused by accounting irregularities and corporate malfeasance has caused businesses to be very cautious about undertaking any new initiatives. Therefore, business spending remained anemic throughout this period. On the consumer side, the recent softness in auto and retail sales suggests that consumer spending in the U.S., which has provided much-needed stability to economic growth, may be waning.

The "stop and start" U.S. economy also had an adverse effect on international equity markets, many of which are dependent on a healthy U.S. economy for exports. Accordingly, developed markets like Germany, France, Japan and the U.K. followed U.S. markets lower. Meanwhile, markets in Latin America were knocked off balance by the debt default in Argentina and the election of a left-wing president in Brazil.

Finally, the ongoing tension between the U.S. and Iraq, as well as continued terrorist activity across the world, also contributed to the volatility.

Turning to the Portfolio, performance was most negatively impacted by our decision earlier in the year to hold onto Tyco. The stock came under tremendous selling pressure due to rumors about aggressive accounting practices. While we initially welcomed news from Tyco that it planned to break itself up into four separate companies in order to unlock shareholder value, we were disappointed by the company's abandonment of this plan and further revelations of potential self-dealing by key managers. We consequently sold the majority of our position.

Netherlands-based food retailer Ahold was also one of our largest detractors. Negative investor psychology toward acquisitive companies and a softening in Ahold's fundamentals caused the stock to move lower as the year progressed. Therefore, we made the decision to exit the stock.

The Portfolio's results were also significantly impacted by the continuing weakness of the U.S. dollar. Thus, our foreign exchange hedges, which we reduced during the year, were a drag on performance.

Stocks that moved ahead can be characterized by improving fundamentals, market share gains and attractive valuations relative to future growth prospects.

For example, Teva Pharmaceuticals, based in Israel, was a winner. As the world's largest generic drug maker, Teva is capitalizing on the shift toward more prescriptions written for generic drugs versus more expensive branded drugs. Recent sales have been bolstered by the launch of the generic version of the antibiotic drug Augmentin.

U.K.-based consumer goods company Unilever also gained. Unilever is disposing of weaker products and focusing on its strongest and best-known brands, enabling the company to grow revenues and improve its operating margin.

In addition, our contrarian investments in auto manufacturers like Porsche and Nissan have paid dividends over the prior 12 months. Immediately after last year's terrorist attacks, investors assumed that spending on big-ticket items like automobiles would evaporate, which caused these stocks to fall. However, strong new product lineups and expanding profit margins attracted us to these companies and enabled them to show impressive results during the period.

Strategically, during the year we ran a very flat and broad portfolio. For example, the total number of stocks increased, while the concentration of the top holdings declined. We believe the industry weightings reflect a mix of stable, predictable businesses as well as companies with more leverage to improving economic fundamentals and equity markets. Our frustration lies in the fact that our performance does not reflect the rather defensive positioning of the Portfolio as we entered the year.

Going forward, our bias is to slightly tilt the balance of the Portfolio toward more economically sensitive sectors of the economy, as our research helps us gain conviction that individual companies are indeed seeing improvements in their outlooks.

It is important to note that, despite uncertainty about the pace of the global economic recovery, our objective has not changed - we continue to search out attractive, growing companies that are controlling costs, gaining market share, creating shareholder value, and selling at reasonable valuations. We are confident that our research can uncover "best-of-breed" companies that exhibit these critical characteristics.

Thank you for your continued support, patience and loyalty.

PORTFOLIO ASSET MIX
(% of Net Assets)                         December 31, 2002    December 31, 2001
--------------------------------------------------------------------------------

Equities                                              95.2%                93.1%
  Foreign                                             58.5%                53.4%
Top 10 Equities                                       18.2%                22.6%
Number of Stocks                                        150                  142
Cash and Cash Equivalents                              4.8%                 6.9%

(1) All returns include reinvested net dividends. Net dividends reinvested are the dividends that remain to be reinvested after foreign tax obligations have been met. Such obligations vary from country to country.

(2) Lipper, a Reuters Company, is a nationally recognized organization that ranks the performance of mutual funds within a universe of funds that have similar investment objectives. Rankings are historical and are based on total return with capital gains and dividends reinvested. As of December 31, 2002, Lipper ranked Janus Aspen Worldwide Growth Portfolio - Institutional Shares 13th out of 33 variable annuity global funds for the 5-year period.

Past performance does not guarantee future results.

There is no assurance that the investment process will consistently lead to successful investing.

                                       Janus Aspen Series  December 31, 2002  35

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

AVERAGE ANNUAL TOTAL RETURN

For the Periods Ended December 31, 2002
--------------------------------------------------------------------------------

Institutional Shares (Inception Date 9/13/93)
  1 Year                                                                (25.50)%
  5 Year                                                                   0.65%
  From Inception                                                          10.39%
--------------------------------------------------------------------------------

Morgan Stanley Capital International World IndexSM
  1 Year                                                                (19.89)%
  5 Year                                                                 (2.11)%
  From Inception Date of Institutional Shares                              4.51%
--------------------------------------------------------------------------------

Service Shares (Inception Date 12/31/99)
  1 Year                                                                (25.71)%
  5 Year                                                                   0.33%
  From Portfolio Inception                                                10.09%
--------------------------------------------------------------------------------

Service II Shares (Inception Date 12/31/01)
  1 Year                                                                (25.71)%
  5 Year                                                                   0.32%
  From Portfolio Inception                                                10.09%
--------------------------------------------------------------------------------

Returns shown for Service and Service II Shares for periods prior to their inception are derived from the historical performance of Institutional Shares, adjusted to reflect the higher operating expenses of Service and Service II Shares.

Foreign investing involves special risks such as currency fluctuations and political uncertainty.

Due to market volatility, current performance may be higher or lower than the figures shown. Call 1-800-504-4440 or visit janus.com for more current performance information.

Past performance is no guarantee of future results and investment results and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Total return includes reinvestment of dividends and capital gains.

The Morgan Stanley Capital International World IndexSM is a market capitalization weighted index composed of companies representative of the market structure of 23 Developed Market countries in North America, Europe, and the Asia/Pacific Region. The Portfolio may differ significantly from the securities held in the index. The index is not available for direct investment; therefore its performance does not reflect the expenses associated with the active management of an actual portfolio.

These returns do not reflect the charges and expenses of any particular insurance product or qualified plan.

All returns include reinvested net dividends. Net dividends reinvested are the dividends that remain to be reinvested after foreign tax obligations have been met. Such obligations vary from country to country.

--------------------------------------------------------------------------------
AVERAGE ANNUAL TOTAL RETURN - for the periods ended December 31, 2002

                                         One Year    Five Year    Since 9/13/93*
Janus Aspen Worldwide Growth Portfolio
  - Institutional Shares                 (25.50)%       0.65%         10.39%
Morgan Stanley Capital International
  World IndexSM                          (19.89)%     (2.11)%          4.51%

PERFORMANCE OVERVIEW

Janus Aspen Worldwide
Growth Portfolio -
Institutional Shares
$25,081

Morgan Stanley Capital
International World
IndexSM
$15,066

[GRAPHIC OMITTED]

A graphic comparison of the change in value of a hypothetical $10,000 investment in Janus Aspen Worldwide Growth Portfolio - Institutional Shares and the Morgan Stanley Capital International World Index. Janus Aspen Worldwide Growth Portfolio - Institutional Shares is represented by a shaded area of green. The Morgan Stanley Capital International World Index is represented by a solid black line. The "y" axis reflects the value of the investment. The "x" axis reflects the computation periods from inception, September 13, 1993, through December 31, 2002. The lower right quadrant reflects the ending value of the hypothetical investment in Janus Aspen Worldwide Growth Portfolio - Institutional Shares ($25,081) as compared to the Morgan Stanley Capital International World Index ($15,066).
--------------------------------------------------------------------------------

*The Portfolio's inception date.
Source - Lipper, a Reuters Company 2002.
See "Explanations of Charts, Tables and Financial Statements."

SCHEDULE OF INVESTMENTS

Shares or Principal Amount                                         Market Value
================================================================================
Common Stock - 93.8%
Advertising Services - 1.1%
   5,730,893    WPP Group PLC** .............................     $   43,778,614

Aerospace and Defense - 2.3%
     470,135    General Dynamics Corp. ......................         37,314,615
     157,840    Lockheed Martin Corp. .......................          9,115,260
     276,095    Northrop Grumman Corp. ......................         26,781,215
     585,040    Raytheon Co. ................................         17,989,980

                                                                      91,201,070

Applications Software - 1.9%
     159,735    Intuit, Inc.* ...............................          7,494,766
   1,328,470    Microsoft Corp.* ............................         68,681,899

                                                                      76,176,665

Athletic Footwear - 0.5%
     486,815    NIKE, Inc. - Class B ........................         21,648,663

Audio and Video Products - 1.3%
   1,174,800    Sony Corp.** ................................         49,102,604

Automotive - Cars and Light Trucks - 2.2%
     802,400    Honda Motor Company, Ltd.** .................     $   29,683,448
     785,080    Hyundai Motor Company, Ltd.** ...............         18,368,509
   4,764,000    Nissan Motor Company, Ltd.** ................         37,174,202

                                                                      85,226,159

Beverages - Non-Alcoholic - 0.5%
     456,005    Coca-Cola Co. ...............................         19,982,139

Beverages - Wine and Spirits - 1.5%
   5,302,558    Diageo PLC** ................................         57,622,578

Brewery - 0.7%
     123,620    Anheuser-Busch Companies, Inc. ..............          5,983,208
   2,118,000    Asahi Breweries, Ltd.** .....................         13,885,594
      51,255    Heineken N.V.** .............................          2,000,783
     886,413    SABMiller PLC** .............................          6,300,432

                                                                      28,170,017

Broadcast Services and Programming - 2.5%
   1,115,646    Clear Channel Communications, Inc.* .........         41,602,439
   1,045,355    Grupo Televisa S.A. (ADR)*,** ...............         29,196,765
   3,198,204    Liberty Media Corp. - Class A* ..............         28,591,944

                                                                      99,391,148

See Notes to Schedules of Investments and Financial Statements.

36  Janus Aspen Series  December 31, 2002

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

JANUS ASPEN WORLDWIDE GROWTH PORTFOLIO

SCHEDULE OF INVESTMENTS

Shares or Principal Amount                                         Market Value
================================================================================
Cable Television - 0.5%
     343,510    Comcast Corp. - Class A* ....................     $    8,096,531
     444,945    Comcast Corp. - Special Class A* ............         10,051,308

                                                                      18,147,839

Cellular Telecommunications - 2.4%
  23,314,740    China Mobile, Ltd.*,** ......................         55,458,824
      51,760    SK Telecom Company, Ltd.** ..................          9,993,710
  14,806,169    Vodafone Group PLC** ........................         26,954,544
     110,820    Vodafone Group PLC (ADR)** ..................          2,008,058

                                                                      94,415,136

Chemicals - Diversified - 2.3%
     566,925    Akzo Nobel N.V.** ...........................         17,983,927
     735,839    BASF A.G.** .................................         27,859,294
   3,180,148    BOC Group PLC** .............................         45,463,596

                                                                      91,306,817

Chemicals - Specialty - 0.6%
      36,885    Givaudan S.A.** .............................         16,539,282
      97,385    Syngenta A.G.** .............................          5,638,046

                                                                      22,177,328

Commercial Banks - 2.3%
     503,931    Banco Popular Espanol S.A.** ................         20,607,355
   1,712,700    Danske Bank A/S .............................         28,309,811
     772,490    Kookmin Bank** ..............................         27,355,154
     102,875    Kookmin Bank (ADR)** ........................          3,636,631
   1,294,811    Westpac Banking Corporation, Ltd. ...........         10,025,254

                                                                      89,934,205

Computers - 0.5%
     770,550    Dell Computer Corp.* ........................         20,604,507

Cosmetics and Toiletries - 1.6%
     943,730    Estee Lauder Companies, Inc. - Class A ......         24,914,472
   1,708,000    Kao Corp.** .................................         37,493,372

                                                                      62,407,844

Data Processing and Management - 1.9%
     749,590    Automatic Data Processing, Inc. .............         29,421,407
     561,340    First Data Corp. ............................         19,877,049
     743,460    Fiserv, Inc.* ...............................         25,240,467

                                                                      74,538,923

Diversified Financial Services - 2.7%
   2,991,855    Citigroup, Inc. .............................        105,283,377

Diversified Minerals - 0.7%
     820,494    Anglo American PLC** ........................         12,236,616
     466,330    Companhia Vale do Rio Doce (ADR) ............         13,481,600

                                                                      25,718,216

Diversified Operations - 2.4%
     439,815    ARAMARK Corp. - Class B* ....................         10,335,653
   1,507,210    General Electric Co. ........................         36,700,564
     896,650    Honeywell International, Inc. ...............         21,519,600
   1,604,710    Tyco International, Ltd. ....................         27,408,447

                                                                      95,964,264

Electric Products - 1.7%
     258,030    Samsung Electronics Company, Ltd.** .........         68,311,977

Electronic Components - 0.6%
   1,148,502    Koninklijke (Royal) Philips Electronics N.V.**    $   20,126,535
     135,745    Koninklijke (Royal) Philips Electronics N.V.
                  (New York Shares)** .......................          2,399,972

                                                                      22,526,507

Electronic Components - Semiconductors - 2.1%
   2,912,650    STMicroelectronics N.V.** ...................         57,093,406
     881,860    STMicroelectronics N.V. (New York Shares)** .         17,205,089
     518,365    Texas Instruments, Inc. .....................          7,780,659

                                                                      82,079,154

Enterprise Software and Service - 0.3%
   1,000,950    Oracle Corp.* ...............................         10,810,260

Entertainment Software - 0.2%
     127,350    Electronic Arts, Inc.* ......................          6,338,209

Fiduciary Banks - 0.6%
     940,840    Bank of New York Company, Inc. ..............         22,542,526

Finance - Consumer Loans - 0.7%
     279,520    SLM Corp. ...................................         29,030,947

Finance - Investment Bankers/Brokers - 0.2%
     143,650    Goldman Sachs Group, Inc. ...................          9,782,565

Finance - Mortgage Loan Banker - 1.4%
     869,615    Fannie Mae ..................................         55,942,333

Food - Catering - 0.7%
   5,031,347    Compass Group PLC** .........................         26,730,169

Food - Diversified - 2.3%
     188,048    Groupe Danone** .............................         25,297,495
     215,588    Nestle S.A.** ...............................         45,684,343
     298,772    Unilever N.V.** .............................         18,356,403

                                                                      89,338,241

Food - Retail - 0.2%
     134,104    Carrefour S.A.** ............................          5,970,842

Health Care Cost Containment - 1.0%
   1,489,250    McKesson Corp. ..............................         40,254,428

Hotels and Motels - 0.3%
     500,340    Starwood Hotels & Resorts Worldwide, Inc. ...         11,878,072

Industrial Gases - 0.4%
     125,112    L'Air Liquide S.A.** ........................         16,502,701

Insurance Brokers - 1.3%
     936,350    Marsh & McLennan Companies, Inc. ............         43,268,734
     326,610    Willis Group Holdings, Ltd.* ................          9,363,909

                                                                      52,632,643

Internet Security - 0.3%
     780,005    Check Point Software Technologies, Ltd.* ....         10,116,665

Life and Health Insurance - 0.2%
     188,985    CIGNA Corp. .................................          7,771,063

Machinery - Electrical - 0.8%
     636,916    Schneider Electric S.A.** ...................         30,135,831

Medical - Biomedical and Genetic - 0.3%
     356,780    Genentech, Inc.* ............................         11,830,825

See Notes to Schedules of Investments and Financial Statements.

                                       Janus Aspen Series  December 31, 2002  37

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

JANUS ASPEN WORLDWIDE GROWTH PORTFOLIO

SCHEDULE OF INVESTMENTS

Shares or Principal Amount                                         Market Value
================================================================================
Medical - Drugs - 10.5%
   1,060,005    Abbott Laboratories .........................     $   42,400,200
     375,114    Aventis S.A.** ..............................         20,389,840
     229,700    Eisai Company, Ltd.** .......................          5,158,425
     132,000    Fujisawa Pharmaceutical Company, Ltd.** .....          3,019,970
   2,341,433    GlaxoSmithKline PLC** .......................         44,932,592
     866,675    Novartis A.G.** .............................         31,622,239
   1,933,845    Pfizer, Inc. ................................         59,117,642
     530,415    Sanofi-Synthelabo S.A.** ....................         32,421,456
      17,636    Serono S.A. - Class B** .....................          9,451,342
   1,385,500    Takeda Chemical Industries, Ltd.** ..........         57,909,140
   1,185,180    Teva Pharmaceutical Industries, Ltd. (ADR) ..         45,759,800
   2,036,200    Yamanouchi Pharmaceutical
                  Company, Ltd.** ...........................         59,025,243

                                                                     411,207,889

Medical - HMO - 1.1%
     539,160    UnitedHealth Group, Inc. ....................         45,019,860

Medical - Hospitals - 0.1%
     223,960    Tenet Healthcare Corp.* .....................          3,672,944

Medical - Wholesale Drug Distributors - 0.8%
     541,205    Cardinal Health, Inc. .......................         32,033,924

Medical Instruments - 1.4%
   1,185,494    Medtronic, Inc. .............................         54,058,526

Medical Labs and Testing Services - 0.1%
     177,910    Laboratory Corporation of
                  America Holdings* .........................          4,134,628

Medical Products - 0.7%
   1,277,686    Amersham PLC** ..............................         11,453,817
     280,756    Johnson & Johnson ...........................         15,079,405

                                                                      26,533,222

Metal Processors and Fabricators - 1.1%
   3,896,113    Assa Abloy A.B. - Class B ...................         44,490,825

Money Center Banks - 4.2%
   3,707,564    Barclays PLC** ..............................         22,980,151
     415,013    Credit Suisse Group** .......................          9,004,470
   1,425,739    Royal Bank of Scotland Group PLC** ..........         34,097,918
     353,390    Societe Generale** ..........................         20,581,073
   1,344,455    Standard Chartered PLC** ....................         15,274,257
     982,298    UBS A.G.** ..................................         47,740,582
   3,891,021    UniCredito Italiano S.p.A.** ................         15,556,408

                                                                     165,234,859

Multi-Line Insurance - 0.8%
     898,145    Allstate Corp. ..............................         33,222,384

Multimedia - 4.1%
   3,934,757    AOL Time Warner, Inc.* ......................         51,545,317
     539,970    McGraw-Hill Companies, Inc. .................         32,635,787
   5,429,853    News Corporation, Ltd. ......................         35,100,739
     141,945    News Corporation, Ltd. (ADR) ................          3,726,056
     629,950    Viacom, Inc. - Class B* .....................         25,676,762
     622,095    Walt Disney Co. .............................         10,146,369

                                                                     158,831,030

Non-Hazardous Waste Disposal - 0.5%
     813,900    Waste Management, Inc. ......................         18,654,588

Oil Companies - Exploration and Production - 1.0%
     630,005    Anadarko Petroleum Corp. ....................         30,177,240
   6,366,000    CNOOC, Ltd.** ...............................          8,285,693

                                                                      38,462,933

Oil Companies - Integrated - 6.6%
   3,973,306    BP PLC** ....................................     $   27,313,879
   1,716,402    EnCana Corp. ................................         52,998,575
   3,193,115    Eni S.p.A.** ................................         50,763,081
  86,314,000    PetroChina Company, Ltd.** ..................         17,155,726
     463,073    Petroleo Brasileiro S.A. (ADR) ..............          6,918,311
     619,352    Total Fina Elf S.A.** .......................         88,453,791
      95,775    Yukos (ADR) .................................         13,408,500

                                                                     257,011,863

Optical Supplies - 0.5%
     278,700    Hoya Corp.** ................................         19,516,274

Paper and Related Products - 0.9%
   1,424,680    Stora Enso Oyj - Class R** ..................         15,024,643
     575,336    UPM - Kymmene Oyj** .........................         18,474,120

                                                                      33,498,763

Petrochemicals - 0.7%
   4,210,211    Reliance Industries, Ltd. ...................         26,139,313

Printing - Commercial - 0.5%
   1,637,000    Dai Nippon Printing Company, Ltd.** .........         18,112,246

Publishing - Books - 0.6%
     635,787    Reed Elsevier N.V.** ........................          7,772,457
   1,671,446    Reed Elsevier PLC** .........................         14,315,531

                                                                      22,087,988

Publishing - Newspapers - 0.5%
     335,380    New York Times Co. - Class A ................         15,336,927
     359,502    Pearson PLC** ...............................          3,325,024

                                                                      18,661,951

Publishing - Periodicals - 0.9%
   2,057,194    Wolters Kluwer N.V.** .......................         35,834,728

Reinsurance - 0.7%
      71,214    Muenchener Rueckversicherungs
                  - Gesellschaft A.G.** .....................          8,511,574
     286,925    Swiss Re** ..................................         18,821,354

                                                                      27,332,928

Retail - Consumer Electronics - 0.3%
   5,092,938    Dixons Group PLC** ..........................         11,888,851

Retail - Discount - 0.3%
     474,550    Costco Wholesale Corp.* .....................         13,315,873

Retail - Diversified - 0.1%
     110,000    Ito-Yokado Company, Ltd.** ..................          3,244,290

Security Services - 1.0%
   3,188,101    Securitas A.B. - Class B ....................         38,052,329

Semiconductor Components/Integrated Circuits - 0.2%
   7,460,000    Taiwan Semiconductor Manufacturing
                  Company, Ltd.* ............................          9,139,938

Soap and Cleaning Preparations - 0.4%
     827,488    Reckitt Benckiser PLC** .....................         16,030,057

Telecommunication Equipment - 0.5%
     972,948    Nokia Oyj** .................................         15,467,604
     346,600    Nokia Oyj (ADR)** ...........................          5,372,300

                                                                      20,839,904

Telecommunication Services - 0.3%
  55,042,000    China Telecom Corporation, Ltd.*,** .........          9,669,654
     140,680    China Telecom Corporation, Ltd. (ADR)*,** ...          2,430,950

                                                                      12,100,604

See Notes to Schedules of Investments and Financial Statements.

38  Janus Aspen Series  December 31, 2002

SCHEDULE OF INVESTMENTS

Shares or Principal Amount                                         Market Value
================================================================================
Telephone - Integrated - 1.4%
   1,891,547    Telecom Italia S.p.A.** .....................     $   14,350,803
   3,383,549    Telecom Italia S.p.A. - RNC** ...............         17,049,648
     681,685    Telefonos de Mexico S.A. (ADR)** ............         21,800,286

                                                                      53,200,737

Tobacco - 2.4%
       2,684    Japan Tobacco, Inc.** .......................         17,958,164
   1,866,485    Philip Morris Companies, Inc. ...............         75,648,637

                                                                      93,606,801

Travel Services - 0.6%
   1,035,470    USA Interactive* ............................         23,670,844
--------------------------------------------------------------------------------
Total Common Stock (cost $3,866,952,989) ....................      3,672,167,965
--------------------------------------------------------------------------------
Preferred Stock - 1.4%
Automotive - Cars and Light Trucks - 0.5%
      51,816    Porsche A.G.** ..............................         21,531,776

Oil Companies - Integrated - 0.9%
   2,616,622    Petroleo Brasileiro S.A. (ADR) ..............         35,062,735
--------------------------------------------------------------------------------
Total Preferred Stock (cost $76,047,912) ....................         56,594,511
--------------------------------------------------------------------------------
Short-Term Corporate Notes - 5.6%
                Citigroup, Inc.
$ 85,000,000      1.15%, 1/2/03 .............................         84,997,285
                General Electric Capital Corp.
  35,400,000      1.25%, 1/2/03 .............................         35,398,771
                Prudential Funding Corp.
 100,000,000      1.19%, 1/2/03 .............................         99,996,694
--------------------------------------------------------------------------------
Total Short-Term Corporate Notes
  (amortized cost $220,392,750) .............................        220,392,750
--------------------------------------------------------------------------------
Total Investments (total cost $4,163,393,651) - 100.8% ......      3,949,155,226
--------------------------------------------------------------------------------
Liabilities, net of Cash, Receivables and Other Assets - (0.8)%     (33,695,208)
--------------------------------------------------------------------------------
Net Assets - 100% ...........................................     $3,915,460,018
--------------------------------------------------------------------------------

Summary of Investments by Country, December 31, 2002

Country                        % of Investment Securities           Market Value
--------------------------------------------------------------------------------
Australia                                            1.2%         $   48,852,049
Bermuda                                              0.9%             36,772,356
Brazil                                               1.4%             55,462,646
Canada                                               1.3%             52,998,575
China                                                0.7%             29,256,330
Denmark                                              0.7%             28,309,811
Finland                                              1.4%             54,338,667
France                                               6.1%            239,753,029
Germany                                              1.5%             57,902,644
Hong Kong                                            1.6%             63,744,517
India                                                0.7%             26,139,313
Israel                                               1.4%             55,876,465
Italy                                                2.5%             97,719,940
Japan                                                9.0%            351,282,972
Mexico                                               1.3%             50,997,051
Netherlands                                          4.5%            178,773,300
Russia                                               0.3%             13,408,500
South Korea                                          3.2%            127,665,981
Spain                                                0.5%             20,607,355
Sweden                                               2.1%             82,543,154
Switzerland                                          4.7%            184,501,658
Taiwan                                               0.2%              9,139,938
United Kingdom                                      10.7%            422,706,684
United States++                                     42.1%          1,660,402,291
--------------------------------------------------------------------------------
Total                                              100.0%         $3,949,155,226

++Includes Short-Term Securities (36.5% excluding Short-Term Securities)

Forward Currency Contracts, Open at December 31, 2002

Currency Sold and                  Currency            Currency       Unrealized
Settlement Date                  Units Sold     Value in $ U.S.      Gain/(Loss)
--------------------------------------------------------------------------------
British Pound 2/21/03            16,600,000      $   26,624,905    $   (664,746)
British Pound 3/28/03            18,300,000          29,279,506        (861,286)
British Pound 4/15/03            30,000,000          47,939,468            5,481
Euro 1/31/03                     15,000,000          15,717,892      (1,079,392)
Euro 2/21/03                     78,100,000          81,772,225      (3,095,605)
Euro 3/28/03                    126,400,000         132,153,823      (1,005,475)
Euro 4/15/03                     20,800,000          21,732,043      (1,346,131)
Hong Kong Dollar
  2/21/03                       633,000,000          81,160,783         (26,915)
Japanese Yen 1/31/03          3,465,000,000          29,239,330        (841,983)
Japanese Yen 2/21/03          8,915,000,000          75,285,519      (3,080,793)
Japanese Yen 3/28/03          7,230,000,000          61,137,151        (575,162)
Japanese Yen 4/15/03          7,610,000,000          64,393,753      (2,524,296)
Mexican Peso 2/21/03            228,300,000          21,606,769          493,909
South Korean Won
  2/3/03                     11,450,000,000           9,625,623         (54,745)
South Korean Won
  2/25/03                    82,500,000,000          69,216,248      (3,741,512)
Swiss Franc 3/28/03              23,400,000          16,961,500         (11,270)
Swiss Franc 4/15/03              54,200,000          39,302,893      (2,856,322)
--------------------------------------------------------------------------------
Total                                            $  823,149,431    $(21,266,243)

See Notes to Schedules of Investments and Financial Statements.

                                       Janus Aspen Series  December 31, 2002  39

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

JANUS ASPEN INTERNATIONAL VALUE PORTFOLIO                      Jason Yee,
                                                               portfolio manager

The rally in the fourth quarter of 2002 provided a welcome, albeit brief, respite from an otherwise challenging year of investing. After surging in October and November, the global financial markets once again retreated in December to end the year on a whimpering note. For the 12 months ended December 31, 2002, Janus Aspen International Value Portfolio consequently declined 13.37% for its Service Shares, while its benchmark, the Morgan Stanley Capital International World Index, lost 19.89% and the Morgan Stanley Capital International EAFE(R) Index declined 15.94%.(1) This performance earned the Portfolio's Service Shares a top-quartile ranking for the one-year period ended December 31, 2002, placing it 14th out of 71 variable annuity global funds tracked by Lipper, a Reuters Company and leading mutual fund rating company.(2)

[PHOTO]

While I am hardly pleased with the Portfolio's negative absolute returns, the small consolation is the solid relative returns we have generated in what certainly has been a difficult and trying investment environment. This relative performance can be attributed to strong individual stock selection as well as our limited exposure to the volatile technology, telecommunications and financial services sectors versus that of our benchmark. The only real encouraging news is that the valuations of our holdings are extremely attractive, and we are finding many new compelling investment opportunities around the world. So while we are doing everything we can to mitigate the short-term pain the market has inflicted, as long-term investors, we are heartened by what we see as the bargain prices at which we are able to invest today.

A perfect example of the kind of opportunity that can be found in this environment is Vivendi Universal S.A. The company is a leading global media conglomerate with operations spanning music, broadcasting, publishing, and film studios. While this is a somewhat atypical investment for us given the company's leveraged balance sheet, it is exactly for these reasons that it is one of the most undervalued holdings in the Portfolio today. Not only do we believe that Vivendi has credibly addressed its much-publicized financial woes, but we also think that its assets are worth at least twice our recent purchase price. Under new leadership, the company has been monetizing assets diligently to reduce its debt levels and has refocused on its core businesses. Even after gaining more than 35% in the fourth quarter and being the best-performing stock in the Portfolio for the year, the stock still remains at a substantial discount to our estimation of intrinsic value based upon our break-up or asset-value analysis of the company.

Unfortunately, not all of our holdings performed well. One of the biggest negative contributors in 2002 was our position in Pfeiffer Vacuum Technology, a German manufacturer of turbomolecular vacuum pumps. These pumps are used in a wide variety of research and industrial applications in end markets as diverse as automotive, electronics and consumer sectors. The difficult economic conditions around the world and consequent weak capital spending trends have certainly hurt the near-term earnings of the company. However, we view these issues as more cyclical than secular. Furthermore, with nearly a third of the company's market capitalization in cash, healthy double-digit operating margins, strong cash generation, and a superb management team, we believe that both the valuation and long-term prospects for the business are extremely compelling. We have continued to add to our position and it is currently the largest holding in the Portfolio.

The New Year is often a good time for reflection, particularly within the world of equity investing. Rewind the clock to one year ago and we had just entered 2002 on the heels of renewed optimism following the tragic events of September
11. This optimism turned out to be rather short-lived as financial markets around the world dropped precipitously over the ensuing months. Fast-forward to the fourth quarter of 2002 and the sharp rallies in the equity markets in October and November set the tone for a positive start in 2003. Deja vu? Perhaps. But what makes us cautiously optimistic is that valuations are much more attractive today than one year ago. Overall market valuations strike us as reasonable rather than remarkably cheap, but on a stock-specific basis we are having no trouble finding attractive, qualifying investments for the Portfolio. While we would certainly not speculate as to when the market will reach (or reached) "the bottom," we finally do think that prospects seem rather favorable to the long-term equity investor.

On a final note, as you know we have changed the mandate of the Portfolio to international rather than global to better reflect the needs of our shareholders. We continue to maintain our disciplined value investment strategy of purchasing good businesses at significant discounts to their intrinsic value, except that we are now focused specifically outside the U.S.

Thank you for your continued support.

PORTFOLIO ASSET MIX
(% of Net Assets)                         December 31, 2002    December 31, 2001
--------------------------------------------------------------------------------

Equities                                              84.4%                95.8%
  Foreign                                             84.4%                59.5%
Top 10 Equities                                       43.5%                39.9%
Number of Stocks                                         28                   38
Cash and Cash Equivalents                             15.6%                 4.2%

(1) All returns include reinvested net dividends. Net dividends reinvested are the dividends that remain to be reinvested after foreign tax obligations have been met. Such obligations vary from country to country.

(2) Lipper, a Reuters Company, is a nationally recognized organization that ranks the performance of mutual funds within a universe of funds that have similar investment objectives. Rankings are historical and are based on total return with capital gains and dividends reinvested.

Past performance does not guarantee future results.

There is no assurance that the investment process will consistently lead to successful investing.

Formerly, Janus Aspen Global Value Portfolio. The Portfolio's name changed on December 31, 2002.

40  Janus Aspen Series  December 31, 2002

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

AVERAGE ANNUAL TOTAL RETURN

For the Period Ended December 31, 2002
--------------------------------------------------------------------------------

Service Shares (Inception Date 5/1/01)
  1 Year                                                                (13.37)%
  From Inception                                                         (5.53)%
--------------------------------------------------------------------------------

Morgan Stanley Capital International World IndexSM
  1 Year                                                                (19.89)%
  From Portfolio Inception                                              (18.43)%
--------------------------------------------------------------------------------

Morgan Stanley Capital International EAFE(R)Index
  1 Year                                                                (15.94)%
  From Portfolio Inception                                              (18.20)%
--------------------------------------------------------------------------------

This Portfolio is designed for long-term investors who can accept the special risks associated with value investing and having significant exposure to foreign markets (which include risks such as currency fluctuation and political uncertainty).

Due to market volatility, current performance may be higher or lower than the figures shown. Call 1-800-504-4440 or visit janus.com for more current performance information.

A "nondiversified" fund has the ability to take larger positions in a smaller number of issuers than a "diversified" fund. Nondiversified funds may experience greater price volatility.

Due to recent market volatility, the Portfolio may have an increased position in cash for temporary defensive purposes.

Past performance is no guarantee of future results and investment results and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Total return includes reinvestment of dividends and capital gains.

Effective May 1, 2003 the Portfolio will change its benchmark from the Morgan Stanley Capital International World IndexSM to the Morgan Stanley Capital International EAFE(R) Index. This change is being made in connection with the Portfolio's name change from Janus Aspen Global Value Portfolio to Janus Aspen International Value Porfolio and corresponding changes in investment policies. The Morgan Stanley Capital International World IndexSM is a market capitalization weighted index composed of companies representative of the market structure of 23 Developed Market countries in North America, Europe, and the Asia/Pacific Region. The Morgan Stanley Capital International EAFE(R) Index is a market capitalization weighted index composed of companies representative of the market structure of 21 Developed Market countries in Europe, Australasia and the Far East. The Portfolio may differ significantly from the securities held in the indices. The indices are not available for direct investment; therefore their performance does not reflect the expenses associated with the active management of an actual portfolio.

These returns do not reflect the charges and expenses of any particular insurance product or qualified plan.

The Adviser has contractually agreed to waive a portion of the Portfolio's expenses. Without such waivers, the Portfolio's total return for each class would have been lower.

--------------------------------------------------------------------------------
AVERAGE ANNUAL TOTAL RETURN - for the periods ended December 31, 2002

                                                      One Year    Since 5/1/01*
Janus Aspen International Value Portfolio
  - Service Shares                                    (13.37)%        (5.53)%
Morgan Stanley Capital International World IndexSM    (19.89)%       (18.43)%
Morgan Stanley Capital International EAFE(R)Index     (15.94)%       (18.20)%

PERFORMANCE OVERVIEW

Janus Aspen International
Value Portfolio -
Service Shares
$9,094

Morgan Stanley
Capital International
World IndexSM
$7,121

Morgan Stanley
Capital International
EAFE(R) Index
$7,155

[GRAPHIC OMITTED]

A graphic comparison of the change in value of a hypothetical $10,000 investment in Janus Aspen International Value Portfolio - Service Shares, the Morgan Stanley Capital International World Index and the Morgan Stanley Capital International EAFE(R) Index. Janus Aspen International Value Portfolio - Service Shares is represented by a shaded area of green. The Morgan Stanley Capital International World Index is represented by a solid black line. The Morgan Stanley Capital International EAFE(R) Index is represented by a solid gray line. The "y" axis reflects the value of the investment. The "x" axis reflects the computation periods from inception, May 1, 2001, through December 31, 2002. The lower right quadrant reflects the ending value of the hypothetical investment in Janus Aspen International Value Portfolio - Service Shares ($9,094) as compared to the Morgan Stanley Capital International World Index ($7,121) and the Morgan Stanley Capital International EAFE(R) Index ($7,155).
--------------------------------------------------------------------------------

*The Portfolio's inception date.
Source - Lipper, a Reuters Company 2002.
See "Explanations of Charts, Tables and Financial Statements."

SCHEDULE OF INVESTMENTS

Shares or Principal Amount                                          Market Value
================================================================================
Common Stock - 81.7%
Advertising Agencies - 3.7%
      12,600    Asatsu-Dk, Inc.** ...........................     $      223,502

Advertising Services - 2.6%
      20,003    WPP Group PLC** .............................            152,804

Aerospace and Defense - 1.1%
         219    Dassault Aviation S.A.** ....................             65,955

Cable Television - 1.5%
       8,856    Shaw Communications, Inc. - Class B .........             90,983

Chemicals - Diversified - 4.6%
       4,792    Akzo Nobel N.V.** ...........................            152,011
       5,781    Bayer A.G.** ................................            121,326

                                                                         273,337

Chemicals - Specialty - 4.7%
         200    Givaudan S.A. ...............................             89,680
       3,325    Syngenta A.G. ...............................            192,499

                                                                         282,179

Diversified Operations - 5.6%
      39,657    BBA Group PLC** .............................            117,952
      19,291    Smiths Group PLC** ..........................            216,001

                                                                         333,953

Electronic Components - 5.0%
      17,088    Koninklijke (Royal) Philips Electronics N.V.**    $      299,453

Electronic Measuring Instruments - 1.8%
       7,905    Orbotech, Ltd.* .............................            108,773

Home Decoration Products - 4.7%
       9,372    Hunter Douglas N.V.** .......................            280,775

Human Resources - 2.0%
      67,533    Michael Page International PLC** ............            119,370

Machinery - Pumps - 5.6%
      16,771    Pfeiffer Vacuum Technology A.G.** ...........            335,255

Medical - Drugs - 4.2%
      13,202    GlaxoSmithKline PLC** .......................            253,349

Miscellaneous Manufacturing - 4.7%
     198,528    FKI PLC** ...................................            281,260

Multimedia - 6.3%
      45,675    Reuters Group PLC** .........................            130,521
      15,327    Vivendi Universal S.A.** ....................            247,524

                                                                         378,045

Oil Companies - Integrated - 3.3%
       6,276    EnCana Corp. ................................            193,789

Property and Casualty Insurance - 4.0%
      63,000    Nipponkoa Insurance Company, Ltd.** .........            237,305

See Notes to Schedules of Investments and Financial Statements.

                                       Janus Aspen Series  December 31, 2002  41

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

JANUS ASPEN INTERNATIONAL VALUE PORTFOLIO

SCHEDULE OF INVESTMENTS

Shares or Principal Amount                                         Market Value
================================================================================
Publishing - Newspapers - 3.2%
     119,755    Independent News & Media PLC** ..............     $      188,497

Publishing - Periodicals - 2.6%
       9,071    Wolters Kluwer N.V.** .......................            158,010

Radio - 3.8%
       7,500    Nippon Broadcasting System, Inc.** ..........            224,362

Rubber - Tires - 1.0%
       1,701    Compagnie Generale des Etablissements
                  Michelin - Class B** ......................             58,653

Rubber/Plastic Products - 2.1%
      15,000    Tenma Corp.** ...............................            122,609

Television - 3.6%
     168,496    Granada PLC** ...............................            216,333
--------------------------------------------------------------------------------
Total Common Stock (cost $5,138,320) ........................          4,878,551
--------------------------------------------------------------------------------
Preferred Stock - 2.7%
Soap and Cleaning Preparations - 2.7%
       2,485    Henkel KGaA** (cost $159,225) ...............            157,892
--------------------------------------------------------------------------------
Repurchase Agreement - 11.7%
$    700,000    ABN AMRO Bank N.V., 1.26%
                  dated 12/31/02, maturing 1/2/03
                  to be repurchased at $700,049
                  collateralized by $663,594
                  in U.S. Government Agencies
                  5.875%-9.50%, 3/21/11-4/1/32
                  $298,302 in U.S. Treasury Bills
                  0%, 3/20/03-3/27/03; with respective
                  values of $416,520 and $297,480
                  (cost $700,000) ...........................            700,000
--------------------------------------------------------------------------------
Total Investments (total cost $5,997,545) - 96.1% ...........          5,736,443
--------------------------------------------------------------------------------
Cash, Receivables and Other Assets, net of Liabilities - 3.9%            232,849
--------------------------------------------------------------------------------
Net Assets - 100% ...........................................     $    5,969,292
--------------------------------------------------------------------------------

Summary of Investments by Country, December 31, 2002

Country                        % of Investment Securities           Market Value
--------------------------------------------------------------------------------
Canada                                               5.0%         $      284,772
France                                               6.5%                372,132
Germany                                             10.7%                614,473
Ireland                                              3.3%                188,497
Israel                                               1.9%                108,773
Japan                                               14.1%                807,778
Netherlands                                         15.5%                890,249
Switzerland                                          4.9%                282,179
United Kingdom                                      25.9%              1,487,590
United States++                                     12.2%                700,000
--------------------------------------------------------------------------------
Total                                              100.0%         $    5,736,443

++Includes Short-Term Securities (0% excluding Short-Term Securities)

Forward Currency Contracts, Open at December 31, 2002

Currency Sold and                  Currency            Currency       Unrealized
Settlement Date                  Units Sold     Value in $ U.S.      Gain/(Loss)
--------------------------------------------------------------------------------
British Pound 2/21/03               240,000      $      384,938    $    (11,714)
British Pound 3/28/03                50,000              79,999          (2,509)
British Pound 4/15/03               120,000             191,758          (5,159)
Euro 2/21/03                        235,000             246,049         (14,149)
Euro 3/28/03                        660,000             690,044         (33,172)
Japanese Yen 2/21/03             17,000,000             143,562          (4,038)
Japanese Yen 3/28/03             23,000,000             194,489          (4,719)
Japanese Yen 4/15/03              5,000,000              42,309          (1,658)
--------------------------------------------------------------------------------
Total                                            $    1,973,148    $    (77,118)

See Notes to Schedules of Investments and Financial Statements.

42  Janus Aspen Series  December 31, 2002

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

JANUS ASPEN GLOBAL LIFE SCIENCES PORTFOLIO                     Thomas Malley,
                                                               portfolio manager

For the 12 months ended December 31, 2002, Janus Aspen Global Life Sciences Portfolio declined 29.34% for its Institutional Shares and lost 29.55% for its Service Shares, while its benchmark, the Standard & Poor's 500(R) Index, fell 22.09%.(1) This performance earned the Portfolio's Institutional Shares a second-quartile ranking for the one-year period ended December 31, 2002, placing it 50th out of 116 variable annuity specialty/miscellaneous funds tracked by Lipper, a Reuters Company and leading mutual fund rating company.(2)

[PHOTO]

Our relative underperformance can be attributed to the Portfolio's overweighting in the life sciences sector as compared to its benchmark. Also, restrained corporate spending, increasingly uneasy consumers and fears of war weighed on investors through much of the period, contributing to the broader stock market's losses. The pessimism spread to the traditionally resistant life sciences sector, which was also tarnished by some high-profile earnings disappointments and drug development missteps.

Generally speaking, the life sciences industry is less sensitive to economic swings and we believe the nation's aging demographics still point to continually strong demand for the effective healthcare products and services. That said, competitive and regulatory issues abound, and the challenge remains identifying the better-run companies with the potential to thrive.

Two holdings that detracted from our overall returns despite contributing strongly during the first part of the year were Wyeth and Laboratory Corportation of America.

Specifically, pharmaceutical company Wyeth experienced delays in manufacturing approvals for a number of products, including the Prevnar vaccine for pneumonia. Controversy surrounding hormone replacement treatments such as the company's Premarin and Prempro products also pressured the stock, as did weakened consumer business. Because we believe Wyeth remains undervalued, we continue to own it. However, we are watching developments carefully.

Similarly, Laboratory Corporation of America worked against us. The operator of a national network of clinical testing facilities suffered as some market observers expressed concern over an end to a period of solid growth and pricing power. While acknowledging the growth rate has moderated, we believe the market overreacted in its sell off. Nevertheless, to protect the Portfolio's downside, we began a steady process to liquidate our position during the period.

Other disappointments included drugmaker Sepracor, which saw its shares fall dramatically after the Food and Drug Administration (FDA) rejected its new allergy antihistamine drug, Soltara, leading investors to question the strength of the company's entire drug pipeline and future cash flow potential. This reaction was overblown in our opinion as Sepracor is putting the drug through additional safety studies to address the agency's concerns and is on track to submit its new insomnia drug, Estorra, to the FDA in mid-February.

On the positive side, medical device developer Boston Scientific posted solid gains. The company reported upbeat results from an early-stage study of Taxus II, its next-generation drug-coated stent, which is a wire mesh device that props open damaged blood vessels. If studies continue to produce positive outcomes and the technology is approved by the FDA, the coated stents, which are engineered to reduce scarring, have the potential to accelerate the company's profits in about 18 months.

Another winner was pharmaceutical firm Forest Laboratories, which received FDA approval for its depression treatment Lexapro. Early feedback on Lexapro has been positive and we believe its promising competitive position should augment Forest's already-strong antidepressant position with Celexa.

Within the healthcare services area, WellPoint Health Networks, Inc. contributed positively to the Portfolio. WellPoint is a 12 million member-strong managed healthcare company offering a wide product line of network-based managed care plans. The company's shares rose surrounding excellent earnings news for the second and third quarters of 2002. While the stocks tapered off due to more recent investor rotation away from healthcare stocks, we believe the near-term decline is temporary.

Looking ahead, we're hopeful that the October confirmation of Dr. Mark McClellan as FDA commissioner helps smooth the way for pharmaceutical companies and other life sciences innovators. The regulatory agency had been without a leader since January 2000, and we believe, like many others, that the situation affected the drug approval process. Of course, there's no telling if the high rejection rate of new drug applications will continue, but we're pleased the vacancy was finally filled.

Given the world's instability, it may take some time before conditions normalize and the U.S. experiences steady, consistent economic growth. But no matter how the market undulates in the coming months and years, we remain focused on life sciences companies with strong free cash flow, exposure to robust markets and the ability to meet new medical demands.

Thank you for your continued investment in Janus Aspen Global Life Sciences Portfolio.

PORTFOLIO ASSET MIX
(% of Net Assets)                         December 31, 2002    December 31, 2001
--------------------------------------------------------------------------------

Equities                                              99.9%                95.7%
  Foreign                                             26.0%                22.6%
Top 10 Equities                                       29.8%                33.4%
Number of Stocks                                         56                   56
Cash and Cash Equivalents                              0.1%                 4.3%

(1) All returns include reinvested net dividends. Net dividends reinvested are the dividends that remain to be reinvested after foreign tax obligations have been met. Such obligations vary from country to country.

(2) Lipper, a Reuters Company, is a nationally recognized organization that ranks the performance of mutual funds within a universe of funds that have similar investment objectives. Rankings are historical and are based on total return with capital gains and dividends reinvested.

Past performance does not guarantee future results.

There is no assurance that the investment process will consistently lead to successful investing.

                                       Janus Aspen Series  December 31, 2002  43

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

AVERAGE ANNUAL TOTAL RETURN

For the Periods Ended December 31, 2002
--------------------------------------------------------------------------------

Institutional Shares (Inception Date 1/18/00)
  1 Year                                                                (29.34)%
  From Inception                                                        (18.28)%
--------------------------------------------------------------------------------

S&P 500(R)Index
  1 Year                                                                (22.09)%
  From Portfolio Inception                                              (14.51)%
--------------------------------------------------------------------------------

Service Shares (Inception Date 1/18/00)
  1 Year                                                                (29.55)%
  From Inception                                                        (18.53)%
--------------------------------------------------------------------------------

This Portfolio concentrates in certain industry groups, which may react similarly to market developments (resulting in greater price volatility), and may have significant exposure to foreign markets (which include risks such as currency fluctuation and political uncertainty).

Due to market volatility, current performance may be higher or lower than the figures shown. Call 1-800-504-4440 or visit janus.com for more current performance information.

A "nondiversified" fund has the ability to take larger positions in a smaller number of issuers than a "diversified" fund. Nondiversified funds may experience greater price volatility.

Past performance is no guarantee of future results and investment results and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Total return includes reinvestment of dividends and capital gains.

The S&P 500(R) is the Standard & Poor's Composite Index of 500 stocks, a widely recognized, unmanaged index of common stock prices. The Portfolio may differ significantly from the securities held in the index. The index is not available for direct investment; therefore its performance does not reflect the expenses associated with the active management of an actual portfolio.

These returns do not reflect the charges and expenses of any particular insurance product or qualified plan.

--------------------------------------------------------------------------------
AVERAGE ANNUAL TOTAL RETURN - for the periods ended December 31, 2002

                                                     One Year    Since 1/18/00*
Janus Aspen Global Life Sciences Portfolio
  - Institutional Shares                             (29.34)%       (18.28)%
S&P 500(R)Index                                      (22.09)%       (14.51)%

PERFORMANCE OVERVIEW

Janus Aspen Global
Life Sciences Portfolio -
Institutional Shares
$5,509

S&P 500(R) Index
$6,297

[GRAPHIC OMITTED]

A graphic comparison of the change in value of a hypothetical $10,000 investment in Janus Aspen Global Life Sciences Portfolio - Institutional Shares and the S&P 500 Index. Janus Aspen Global Life Sciences Portfolio - Institutional Shares is represented by a shaded area of green. The S&P 500 Index is represented by a solid black line. The "y" axis reflects the value of the investment. The "x" axis reflects the computation periods from inception, January 18, 2000, through December 31, 2002. The lower right quadrant reflects the ending value of the hypothetical investment in Janus Aspen Strategic Value Portfolio - Institutional Shares ($5,509) as compared to the S&P 500 Index ($6,297).
--------------------------------------------------------------------------------

*The Portfolio's inception date.
Source - Lipper, a Reuters Company 2002.
See "Explanations of Charts, Tables and Financial Statements."

SCHEDULE OF INVESTMENTS

Shares or Principal Amount                                          Market Value
================================================================================
Common Stock - 99.9%
Chemicals - Diversified - 0.9%
      13,500    Bayer A.G.** ................................     $      283,325

Drug Delivery Systems - 1.0%
      21,175    Andrx Corp.* ................................            310,637

Health Care Cost Containment - 1.9%
      21,490    McKesson Corp. ..............................            580,875

Instruments - Scientific - 1.3%
      21,320    Applera Corp. - Applied Biosystems Group ....            373,953

Medical - Biomedical and Genetic - 8.9%
      17,920    Amgen, Inc.* ................................            866,253
      10,750    Biogen, Inc.* ...............................            430,645
      23,900    Genentech, Inc.* ............................            792,524
       4,675    IDEC Pharmaceuticals Corp.* .................            155,070
       4,975    InterMune, Inc.* ............................            126,912
      63,535    XOMA, Ltd.* .................................            268,753

                                                                       2,640,157

Medical - Drugs - 38.5%
      11,365    Abbott Laboratories .........................     $      454,600
       7,214    Altana A.G.** ...............................            327,782
      10,100    AstraZeneca PLC** ...........................            359,050
       8,470    Aventis S.A.** ..............................            460,399
      23,285    Biovail Corp. (New York Shares)* ............            614,957
      28,445    Bristol-Myers Squibb Co. ....................            658,502
       9,210    Forest Laboratories, Inc.* ..................            904,606
       6,000    Fujisawa Pharmaceutical Company, Ltd.** .....            137,271
      16,529    GlaxoSmithKline PLC** .......................            317,195
      13,300    MedImmune, Inc.* ............................            361,361
      12,900    Merck & Company, Inc. .......................            730,269
       9,280    Novartis A.G.** .............................            338,598
      29,100    Pfizer, Inc. ................................            889,587
      21,205    Pharmacia Corp. .............................            886,369
       6,450    Roche Holding A.G.** ........................            449,455
      10,841    Schering A.G.** .............................            472,105
      12,105    Schering-Plough Corp. .......................            268,731
       1,931    Schwarz Pharma A.G.** .......................             70,353
      15,070    Sepracor, Inc.* .............................            145,727
         613    Serono S.A. - Class B** .....................            328,514
      20,970    Teva Pharmaceutical Industries, Ltd. (ADR) ..            809,652
      16,315    Wyeth .......................................            610,181
      31,200    Yamanouchi Pharmaceutical
                  Company, Ltd.** ...........................            904,424

                                                                      11,499,688

See Notes to Schedules of Investments and Financial Statements.

44  Janus Aspen Series  December 31, 2002

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

JANUS ASPEN GLOBAL LIFE SCIENCES PORTFOLIO

SCHEDULE OF INVESTMENTS

Shares or Principal Amount                                         Market Value
================================================================================
Medical - Generic Drugs - 3.3%
       6,900    Barr Laboratories, Inc.* ....................     $      449,121
      18,000    Pharmaceutical Resources, Inc.* .............            536,400

                                                                         985,521

Medical - HMO - 10.0%
       7,805    Aetna, Inc. .................................            320,942
      14,215    Anthem, Inc.* ...............................            894,123
      10,865    UnitedHealth Group, Inc. ....................            907,227
      11,970    WellPoint Health Networks, Inc.* ............            851,785

                                                                       2,974,077

Medical - Hospitals - 5.7%
      21,070    HCA, Inc. ...................................            874,405
      46,965    Health Management Associates, Inc.
                  - Class A .................................            840,674

                                                                       1,715,079

Medical - Wholesale Drug Distributors - 2.1%
       6,365    AmerisourceBergen Corp. .....................            345,683
       4,885    Cardinal Health, Inc. .......................            289,143

                                                                         634,826

Medical Instruments - 8.7%
      20,515    Boston Scientific Corp.* ....................            872,298
      26,370    Guidant Corp.* ..............................            813,514
      19,805    Medtronic, Inc. .............................            903,108

                                                                       2,588,920

Medical Labs and Testing Services - 1.7%
       9,090    Quest Diagnostics, Inc.* ....................            517,221

Medical Products - 11.4%
      13,095    Baxter International, Inc. ..................            366,660
      29,947    Biomet, Inc. ................................            858,281
      13,910    Johnson & Johnson ...........................            747,106
     108,715    Smith & Nephew PLC** ........................            665,959
         710    Synthes-Stratec, Inc.** .....................            435,441
       7,755    Zimmer Holdings, Inc.* ......................            321,988

                                                                       3,395,435

Optical Supplies - 2.7%
      20,305    Alcon, Inc.*,** .............................            801,032

Therapeutics - 1.8%
       7,830    Gilead Sciences, Inc.* ......................            266,220
       6,470    Trimeris, Inc.* .............................            279,310

                                                                         545,530
--------------------------------------------------------------------------------
Total Common Stock (cost $28,977,455) .......................         29,846,276
--------------------------------------------------------------------------------
Total Investments (total cost $28,977,455) - 99.9% ..........         29,846,276
--------------------------------------------------------------------------------
Cash, Receivables and Other Assets, net of Liabilities - 0.1%             26,228
--------------------------------------------------------------------------------
Net Assets - 100% ...........................................     $   29,872,504
--------------------------------------------------------------------------------

Summary of Investments by Country, December 31, 2002

Country                        % of Investment Securities           Market Value
--------------------------------------------------------------------------------
Canada                                               2.1%         $      614,957
France                                               1.5%                460,399
Germany                                              3.9%              1,153,565
Israel                                               2.7%                809,652
Japan                                                3.5%              1,041,695
Switzerland                                          7.9%              2,353,040
United Kingdom                                       4.5%              1,342,204
United States++                                     73.9%             22,070,764
--------------------------------------------------------------------------------
Total                                              100.0%         $   29,846,276

++Includes Short-Term Securities (73.9% excluding Short-Term Securities)

Forward Currency Contracts, Open at December 31, 2002

Currency Sold and                  Currency            Currency       Unrealized
Settlement Date                  Units Sold     Value in $ U.S.      Gain/(Loss)
--------------------------------------------------------------------------------
British Pound 4/15/03               140,000      $      223,717    $     (9,028)
Euro 2/21/03                        120,000             125,642          (8,762)
Euro 3/28/03                        140,000             146,373          (7,017)
Japanese Yen 1/31/03             35,000,000             295,347          (8,545)
Japanese Yen 3/28/03             25,000,000             211,401          (4,790)
Swiss Franc 3/28/03                 370,000             268,195         (13,899)
--------------------------------------------------------------------------------
Total                                            $    1,270,675    $    (52,041)

See Notes to Schedules of Investments and Financial Statements.

                                       Janus Aspen Series  December 31, 2002  45

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

JANUS ASPEN GLOBAL TECHNOLOGY PORTFOLIO               Mike Lu, portfolio manager

For the 12 months ended December 31, 2002, Janus Aspen Global Technology Portfolio posted a 40.77% loss for its Institutional Shares, 40.93% loss for its Service Shares and a 40.92% loss for its Service II Shares. This compares to a 22.09% decline by its benchmark, the Standard & Poor's 500(R) Index, and a 31.53% drop by the technology-heavy NASDAQ Composite Index.(1) The Portfolio's Institutional Shares ranked 82nd out of 116 variable annuity specialty/miscellaneous funds tracked by Lipper, a Reuters Company and leading mutual fund rating company, placing it in the third-quartile for the one-year period ended December 31, 2002.(2)

[PHOTO]

The Portfolio's underperformance relative to its benchmark can be attributed to our overweighting in the technology sector. That said, stocks received a boost early in 2002 on speculation that an economic recovery was near. Though the markets became increasingly volatile during the second and third quarters, many technology and telecommunications names rallied toward the end of the year. However, according to our research, these recent strong moves were not based on a shift in business fundamentals but simply on investors' hopes that a bottom had been reached. Perhaps not surprisingly, some of those gains were lost by year-end as investors grew wary in light of rising unemployment numbers and a potential war with Iraq.

Turning to the Portfolio, Cadence Design Systems, a leader in electronic design automation, contributed to our poor performance. Cadence is a premier provider of advanced design tools to the semiconductor industry and has held up well in this difficult market. However, recent pricing issues and a somewhat rough transition from a licensing business model to a subscription-based model pressured Cadence's share price during the period. Because semiconductor component companies need to continually reinvest in the latest design software if they intend to maintain their competitive edge, we continue to believe in the long-term fundamentals of Cadence and maintained a position in the stock.

Another detractor was ARM Holdings. The British chip design firm fell in tandem with the semiconductor industry and most recently lowered expectations for its third quarter, which led to a dramatic drop in share price. While the company's cutting-edge technology and presence in nearly 80% of the world's cellular phones/devices currently in design continue to impress us, a revenue recognition issue was realized late in the period, causing us to liquidate our position.

Stocks that contributed positively to our performance included Nissan Motor Co. Our investment thesis for Nissan is premised upon new and ever-growing applications of technology in automobiles. Car manufacturers now depend upon semiconductors, integrated circuits and software in everything from advanced anti-lock brakes to stability control to drive-by-wire steering, turning today's cars into literal PCs on wheels. In addition to being among the innovators in this area, Nissan is nearing completion of a restructuring process, which has enabled it to slash costs while simultaneously improving cycle times for design and production. We believe Nissan's approach of releasing a multitude of differentiated, high-value, well-priced vehicles addressing a range of niche markets has legs in an environment where sales incentives and commoditization reign.

Amazon.com also turned in solid results. Online shopping made great strides in 2002 versus the previous year as consumers became more familiar with the process and convinced of the value and convenience it offers. Amazon has taken the lead in this area, emphasizing ease of use and, most importantly, a safe purchasing environment. Its free shipping offers also helped increase Amazon's sales volume. Furthermore, the company now appears to have reached a critical threshold in terms of the range of products it offers and the economies of scale it can utilize in its distribution operations.

Going forward, we expect the challenging demand outlook for tech companies to linger but remain optimistic in the long-term drivers of technology as they pervade all aspects of our personal and professional lives. In light of this, we continue to engage in field research, meeting with industry contacts, information technology officers and, most importantly, end-users with buying-decision authority so that we can better gauge demand for technology from multiple fronts and position the Portfolio appropriately.

Our goal during these trying times has not changed. We remain focused on businesses with sustainable franchises and the foresight and wherewithal to spend strategically on research and development so that they can emerge from this recessionary period in a stronger position. In addition, we continue to look for companies with stable, subscription-based revenue streams and those that are experiencing specific secular growth drivers. We believe our intense research process will help us ferret out the most promising ideas and areas.

Thank you for your continued investment in Janus Aspen Global Technology Portfolio.

PORTFOLIO ASSET MIX
(% of Net Assets) December 31, 2002 December 31, 2001
--------------------------------------------------------------------------------

Equities                                              93.8%                80.3%
  Foreign                                             31.6%                24.2%
Top 10 Equities                                       39.0%                31.2%
Number of Stocks                                         79                   72
Cash, Cash Equivalents
  and Fixed Income Securities                          6.2%                19.7%

(1) All returns include reinvested net dividends. Net dividends reinvested are the dividends that remain to be reinvested after foreign tax obligations have been met. Such obligations vary from country to country.

(2) Lipper, a Reuters Company, is a nationally recognized organization that ranks the performance of mutual funds within a universe of funds that have similar investment objectives. Rankings are historical and are based on total return with capital gains and dividends reinvested.

Past performance does not guarantee future results.

There is no assurance that the investment process will consistently lead to successful investing.

46  Janus Aspen Series  December 31, 2002

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

AVERAGE ANNUAL TOTAL RETURN

For the Periods Ended December 31, 2002
--------------------------------------------------------------------------------

Institutional Shares (Inception Date 1/18/00)
  1 Year                                                                (40.77)%
  From Inception                                                        (37.81)%
--------------------------------------------------------------------------------

S&P 500(R)Index
  1 Year                                                                (22.09)%
  From Portfolio Inception                                              (14.51)%
--------------------------------------------------------------------------------

Service Shares (Inception Date 1/18/00)
  1 Year                                                                (40.93)%
  From Inception                                                        (37.98)%
--------------------------------------------------------------------------------

Service II Shares (Inception Date 12/31/01)
  1 Year                                                                (40.92)%
  From Inception                                                        (37.98)%
--------------------------------------------------------------------------------

Returns shown for Service II Shares for periods prior to their inception are derived from the historical performance of Institutional Shares, adjusted to reflect the higher operating expenses of Service II Shares.

This Portfolio may at times have significant exposure to certain industry groups, which may react similarly to market developments (resulting in greater price volatility). The Portfolio also may have significant exposure to foreign markets (which include risks such as currency fluctuation and political uncertainty).

Due to market volatility, current performance may be higher or lower than the figures shown. Call 1-800-504-4440 or visit janus.com for more current performance information.

A "nondiversified" fund has the ability to take larger positions in a smaller number of issuers than a "diversified" fund. Nondiversified funds may experience greater price volatility.

Past performance is no guarantee of future results and investment results and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Total return includes reinvestment of dividends and capital gains.

The S&P 500(R) is the Standard & Poor's Composite Index of 500 stocks, a widely recognized, unmanaged index of common stock prices. The National Association of Securities Dealers Automated Quotation System (NASDAQ) Composite Index is a nationwide computerized quotation system for over 5,500 over-the-counter stocks. The index is compiled of more than 4,800 stocks that are traded via this system. The Portfolio may differ significantly from the securities held in the indices. The indices are not available for direct investment; therefore their performance does not reflect the expenses associated with the active management of an actual portfolio.

These returns do not reflect the charges and expenses of any particular insurance product or qualified plan.

--------------------------------------------------------------------------------
AVERAGE ANNUAL TOTAL RETURN - for the periods ended December 31, 2002

                                                     One Year    Since 1/18/00*
Janus Aspen Global Technology Portfolio
  - Institutional Shares                             (40.77)%       (37.81)%
S&P 500(R)Index                                      (22.09)%       (14.51)%
NASDAQ Composite Index                               (31.53)%       (31.77)%

PERFORMANCE OVERVIEW

Janus Aspen Global
Technology Portfolio -
Institutional Shares
$2,459

S&P 500(R) Index
$6,297

[GRAPHIC OMITTED]

A graphic comparison of the change in value of a hypothetical $10,000 investment in Janus Aspen Global Technology Portfolio - Institutional Shares and the S&P 500 Index. Janus Aspen Global Technology Portfolio - Institutional Shares is represented by a shaded area of green. The S&P 500 Index is represented by a solid black line. The "y" axis reflects the value of the investment. The "x" axis reflects the computation periods from inception, January 18, 2000, through December 31, 2002. The lower right quadrant reflects the ending value of the hypothetical investment in Janus Aspen Global Technology Portfolio - Institutional Shares ($2,459) as compared to the S&P 500 Index ($6,297).
--------------------------------------------------------------------------------

*The Portfolio's inception date.
Source - Lipper, a Reuters Company 2002.
See "Explanations of Charts, Tables and Financial Statements."

SCHEDULE OF INVESTMENTS

Shares or Principal Amount                                         Market Value
================================================================================
Common Stock - 93.4%
Aerospace and Defense - 4.7%
     108,095    Embraer-Empresa Brasileira de
                  Aeronautica S.A. (ADR) ....................     $    1,718,711
      18,670    General Dynamics Corp. ......................          1,481,838
      63,180    Lockheed Martin Corp. .......................          3,648,645

                                                                       6,849,194

Applications Software - 13.3%
      17,792    Infosys Technologies, Ltd. ..................          1,770,351
     163,890    Intuit, Inc.* ...............................          7,689,719
      18,085    Mercury Interactive Corp.* ..................            536,220
     167,085    Microsoft Corp.* ............................          8,638,294
      85,772    Satyam Computer Services, Ltd.** ............            497,102

                                                                      19,131,686

Audio and Video Products - 2.4%
      21,100    Sony Corp.** ................................            881,908
     152,418    Thomson S.A.*,** ............................          2,600,624

                                                                       3,482,532

Automotive - Cars and Light Trucks - 3.5%
      31,900    Hyundai Motor Company, Ltd.** ...............            746,364
     543,000    Nissan Motor Company, Ltd.** ................          4,237,110

                                                                       4,983,474

Broadcast Services and Programming - 0.5%
      77,535    Liberty Media Corp. - Class A* ..............     $      693,163

Cable Television - 0.9%
     129,723    British Sky Broadcasting Group PLC*,** ......          1,334,508

Cellular Telecommunications - 1.9%
     330,209    Carphone Warehouse PLC*,** ..................            409,237
     111,900    China Mobile, Ltd. (ADR)*,** ................          1,351,752
       2,350    SK Telecom Company, Ltd.** ..................            453,733
     305,671    Vodafone Group PLC** ........................            556,472

                                                                       2,771,194

Computer Services - 1.4%
      59,614    Atos Origin S.A.*,** ........................          1,451,299
     187,687    Misys PLC** .................................            531,802

                                                                       1,983,101

Computers - 4.8%
     166,720    Dell Computer Corp.* ........................          4,458,093
      31,535    IBM Corp. ...................................          2,443,962
     278,000    Legend Group, Ltd.** ........................             92,686

                                                                       6,994,741

Computers - Integrated Systems - 1.3%
      44,665    Diebold, Inc. ...............................          1,841,091

See Notes to Schedules of Investments and Financial Statements.

                                       Janus Aspen Series  December 31, 2002  47

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

JANUS ASPEN GLOBAL TECHNOLOGY PORTFOLIO

SCHEDULE OF INVESTMENTS

Shares or Principal Amount                                         Market Value
================================================================================
Computers - Memory Devices - 1.0%
      88,077    VERITAS Software Corp.* .....................     $    1,375,763

Computers - Peripheral Equipment - 3.0%
     816,300    Hon Hai Precision Industry Company, Ltd. ....          2,817,253
      50,248    Logitech International S.A.* ................          1,499,056

                                                                       4,316,309

Consulting Services - 0.8%
      61,950    Accenture, Ltd. - Class A (New York Shares)*           1,114,481

Data Processing and Management - 1.3%
      38,680    Acxiom Corp.* ...............................            594,898
      33,135    Automatic Data Processing, Inc. .............          1,300,549

                                                                       1,895,447

Distribution and Wholesale - 0.8%
      39,200    Ingram Micro, Inc. - Class A* ...............            484,120
      23,955    Tech Data Corp.* ............................            645,827

                                                                       1,129,947

E-Commerce/Products - 2.8%
     211,965    Amazon.com, Inc.* ...........................          4,004,019

E-Commerce/Services - 2.5%
      54,040    eBay, Inc.* .................................          3,664,993

Electronic Components - Miscellaneous - 4.3%
     110,995    Koninklijke (Royal) Philips Electronics N.V.**         1,945,094
      11,160    Samsung Electronics Company, Ltd.** .........          2,954,547
      23,090    Samsung SDI Company, Ltd.** .................          1,333,557

                                                                       6,233,198

Electronic Components - Semiconductors - 5.6%
      29,935    Cree, Inc.* .................................            489,437
      35,295    NVIDIA Corp.* ...............................            406,245
      55,571    STMicroelectronics N.V.** ...................          1,089,296
      93,533    STMicroelectronics N.V. (New York Shares)** .          1,824,829
     185,120    Texas Instruments, Inc. .....................          2,778,651
      69,390    Xilinx, Inc.* ...............................          1,429,434

                                                                       8,017,892

Electronic Design Automation - 4.5%
     238,815    Cadence Design Systems, Inc.* ...............          2,815,629
      79,580    Synopsys, Inc.* .............................          3,672,617

                                                                       6,488,246

Electronic Forms - 0.5%
      29,080    Adobe Systems, Inc. .........................            724,383

Entertainment Software - 5.1%
     134,330    Electronic Arts, Inc.* ......................          6,685,604
      31,320    Take-Two Interactive Software, Inc.* ........            735,707

                                                                       7,421,311

Human Resources - 0.4%
      20,220    Hewitt Associates, Inc. - Class A* ..........            640,772

Internet Applications Software - 0.1%
      18,955    RealNetworks, Inc.* .........................             72,219

Internet Security - 1.0%
      26,195    Check Point Software Technologies, Ltd.* ....            339,749
      28,820    Symantec Corp.* .............................          1,165,769

                                                                       1,505,518

Life and Health Insurance - 1.1%
      54,720    AFLAC, Inc. .................................          1,648,166

Medical Instruments - 0.8%
      24,805    Medtronic, Inc. .............................     $    1,131,108

Multimedia - 1.2%
      86,050    AOL Time Warner, Inc.* ......................          1,127,255
      36,220    Walt Disney Co. .............................            590,748

                                                                       1,718,003

Networking Products - 0.7%
      79,235    Cisco Systems, Inc.* ........................          1,037,979

Retail - Computer Equipment - 0.4%
      32,295    Electronics Boutique Holdings Corp.* ........            510,584

Retail - Video Rental - 0.3%
      38,740    Blockbuster, Inc. - Class A .................            474,565

Satellite Telecommunications - 0.5%
      32,485    EchoStar Communications Corp. - Class A* ....            723,116

Security Services - 0.3%
      19,630    Kroll, Inc.* ................................            374,540

Semiconductor Components/Integrated Circuits - 2.8%
      81,490    Marvell Technology Group, Ltd.* .............          1,536,901
      51,550    Maxim Integrated Products, Inc.* ............          1,703,212
     619,000    Taiwan Semiconductor Manufacturing
                  Company, Ltd.* ............................            758,394

                                                                       3,998,507

Semiconductor Equipment - 0.8%
      28,695    Applied Materials, Inc.* ....................            373,896
      63,655    Teradyne, Inc.* .............................            828,152

                                                                       1,202,048

Telecommunication Equipment - 8.9%
      31,490    Harris Corp. ................................            828,187
     229,726    Nokia Oyj** .................................          3,652,108
     327,195    Nokia Oyj (ADR)** ...........................          5,071,523
     165,755    UTStarcom, Inc.* ............................          3,286,922

                                                                      12,838,740

Telecommunication Services - 0.7%
      45,745    Amdocs, Ltd.*,** ............................            449,216
   3,290,000    China Telecom Corporation, Ltd.* ............            577,980

                                                                       1,027,196

Telephone - Integrated - 0.2%
          97    Telefonica S.A.*,** .........................                868
       7,375    Verizon Communications, Inc. ................            285,781

                                                                         286,649

Toys - 3.0%
     228,745    Mattel, Inc. ................................          4,380,467

Web Portals/Internet Service Providers - 0.8%
      68,040    Yahoo!, Inc.* ...............................          1,112,454

Wireless Equipment - 2.5%
       9,277    Crown Castle International Corp.* ...........             34,789
     100,020    QUALCOMM, Inc.* .............................          3,639,728

                                                                       3,674,517
--------------------------------------------------------------------------------
Total Common Stock (cost $168,743,900) ......................        134,807,821
--------------------------------------------------------------------------------

See Notes to Schedules of Investments and Financial Statements.

48  Janus Aspen Series  December 31, 2002

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

SCHEDULE OF INVESTMENTS

Shares or Principal Amount                                         Market Value
================================================================================
Corporate Bonds - 1.6%
Applications Software - 0.6%
$    900,000    Mercury Interactive Corp., 4.75%
                  convertible notes, due 7/1/07+ ............     $      807,750

Electronic Components - Semiconductors - 1.0%
     650,000    International Rectifier Corp., 4.25%
                  convertible subordinated notes
                  due 7/15/07 ...............................            554,937
   1,000,000    NVIDIA Corp., 4.75%
                  convertible subordinated notes
                  due 10/15/07 ..............................            837,500

                                                                       1,392,437

Networking Products - 0.1%
   1,000,000    Candescent Technologies Corp., 8.00%
                  convertible senior subordinated
                  debentures, due 5/1/03+,(OMEGA),(DELTA) ...             85,000
--------------------------------------------------------------------------------
Total Corporate Bonds (cost $3,441,130) .....................          2,285,187
--------------------------------------------------------------------------------
Preferred Stock - 0.4%
Wireless Equipment - 0.4%
      31,515    Crown Castle International Corp.
                  convertible, 6.25% (cost $1,575,750) ......            630,300
--------------------------------------------------------------------------------
Repurchase Agreement - 5.3%
$  7,600,000    ABN AMRO Bank N.V., 1.26%
                  dated 12/31/02, maturing 1/2/03
                  to be repurchased at $7,600,532
                  collateralized by $7,204,738
                  in U.S. Government Agencies
                  5.875%-9.50%, 3/21/11-4/1/32
                  $3,238,712 in U.S. Treasury Bills
                  0%, 3/20/03-3/27/03; with respective
                  values of $4,522,217 and $3,229,784
                  (cost $7,600,000) .........................          7,600,000
--------------------------------------------------------------------------------
Total Investments (total cost $181,360,780) - 100.7% ........        145,323,308
--------------------------------------------------------------------------------
Liabilities, net of Cash, Receivables and Other Assets - (0.7%)      (1,035,778)
--------------------------------------------------------------------------------
Net Assets - 100% ...........................................     $  144,287,530
--------------------------------------------------------------------------------

Summary of Investments by Country, December 31, 2002

Country                        % of Investment Securities           Market Value
--------------------------------------------------------------------------------
Bermuda                                              1.8%         $    2,651,382
Brazil                                               1.2%              1,718,711
China                                                0.4%                577,980
Finland                                              6.0%              8,723,631
France                                               2.8%              4,051,923
Hong Kong                                            1.0%              1,444,438
India                                                1.6%              2,267,453
Israel                                               0.2%                339,749
Japan                                                3.5%              5,119,018
Netherlands                                          3.3%              4,859,219
South Korea                                          3.8%              5,488,201
Spain                                                0.0%                    868
Switzerland                                          1.0%              1,499,056
Taiwan                                               2.5%              3,575,647
United Kingdom                                       2.3%              3,281,235
United States++                                     68.6%             99,724,797
--------------------------------------------------------------------------------
Total                                              100.0%         $  145,323,308

++Includes Short-Term Securities (63.4% excluding Short-Term Securities)

Forward Currency Contracts, Open at December 31, 2002

Currency Sold and                  Currency            Currency       Unrealized
Settlement Date                  Units Sold     Value in $ U.S.      Gain/(Loss)
--------------------------------------------------------------------------------
British Pound 2/21/03                30,000      $       48,117    $     (1,507)
British Pound 3/28/03               160,000             255,996          (6,849)
British Pound 4/15/03               150,000             239,697          (9,672)
Euro 1/31/03                        700,000             733,502         (32,683)
Euro 2/21/03                      1,450,000           1,518,178         (85,322)
Euro 3/28/03                      3,550,000           3,711,599        (177,222)
Euro 4/15/03                        200,000             208,962         (14,662)
Hong Kong Dollar
  2/21/03                         7,000,000             897,513            (437)
Hong Kong Dollar
  3/28/03                         7,900,000           1,012,755          (1,866)
Japanese Yen 3/28/03            190,000,000           1,606,647         (36,399)
Japanese Yen 4/15/03            110,000,000             930,790         (36,481)
South Korean Won
  2/3/03                      1,200,000,000           1,008,799          (6,265)
South Korean Won
  2/25/03                     1,775,000,000           1,489,198         (62,263)
--------------------------------------------------------------------------------
Total                                            $   13,661,753    $   (471,628)

See Notes to Schedules of Investments and Financial Statements.

                                       Janus Aspen Series  December 31, 2002  49

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

JANUS ASPEN FLEXIBLE INCOME PORTFOLIO                          Ronald Speaker,
                                                               portfolio manager

For the 12 months ended December 31, 2002, Janus Aspen Flexible Income Portfolio returned 10.48% for its Institutional Shares and 10.16% for its Service Shares, trailing its benchmark, the Lehman Brothers Government/Credit Index, which gained 11.04%.(1) This performance earned the Portfolio's Institutional and Services shares top-quartile rankings for the one-year period ended December 31, 2002, placing them 6th and 7th, respectively, out of 40 variable annuity general bond funds tracked by Lipper, a Reuters Company and a leading mutual fund rating company.(2)

[PHOTO]

Financial markets remained volatile in 2002 as optimism gave way to a more tepid outlook for economic growth and company earnings. In this environment, the bond market provided relative safety and stability to investors concerned over a volatile stock market, widening corporate accounting scandals, the ongoing threat of terrorism and a potential war in the Persian Gulf. Indeed, this challenging period has created golden opportunities for bond investors. Falling interest rates have allowed companies to refinance their debt and reduce their borrowing costs. As a result, we have seen steady improvement in the financial health of many promising companies that are beginning to attract the attention of investors, ratings agencies and corporate suitors.

Our ability to capitalize on this climate has been aided by our flexible approach, which enabled us to balance higher-quality investments in Treasury bonds and investment-grade issues with carefully selected opportunities in the high-yield market.

Among the Portfolio's most significant positive contributors were our government-related issues, which benefited from lower interest rates and investors' flight to quality. These included mid- and long-term Treasury notes, as well as our investments in Federal National Mortgage Association, or Fannie Mae, the government-backed mortgage dealer.

Given the uncertain economic outlook, we focused our corporate bond exposure on companies with stable, U.S.-based cash flows that are relatively insulated from cyclical pressures. An example is consumer products manufacturer Dial Corp., which reported solid earnings growth and guidance, and turned in impressive results during the period. Furthermore, Dial continues to enjoy market share in core brands such as Dial soap, Purex laundry detergent and Renuzit air freshener.

While we remain on the lookout for companies that are reducing leverage and strengthening their businesses, we have maintained relatively conservative exposure to the high-yield market, focusing on better credits within the group. Nonetheless, some of our high-yield bonds contributed strongly to our results. These included resilient PC-maker Apple Computer. While Apple is known for its loyal customer base, we have been impressed by its ability to win converts through its enhanced graphics and video-editing capabilities. Moreover, Apple's substantial cash reserves well exceed its outstanding debt, giving us added confidence in the company's ability to meet its financial obligations.

Another company that's done an excellent job managing its debt and streamlining its balance sheet is Cox Communications, a relatively new position in the Portfolio. The nation's fifth-largest cable provider, Cox is completing its network upgrades ahead of schedule and expects to soon be cash-flow positive. The bond was an exceptionally strong performer for us during the period.

Credits that worked against us included HEALTHSOUTH Corp., an operator of out-patient rehabilitations centers. This summer, the company became the target of a Securities and Exchange Commission probe, and its management recently acknowledged that changing Medicare reimbursement policies might curtail its near-term financial performance. Given these pressures, we chose to liquidate our position and redeployed assets to other more attractive opportunities.

Bally Total Fitness also detracted from the Portfolio's total return. With 430 health clubs in 29 states, Bally boasts a large geographical footprint. However, declining new membership sales and profits, as well as the recent departure of its CEO, have left many investors concerned about the company's stability. While we maintain a reduced position in Bally, we continue to watch its business closely for further developments.

As we look ahead, we caution that any economic recovery is likely to be lackluster and that the threatened war with Iraq remains a risk for both consumer spending and financial market performance. On a positive note, interest rates likely will be range-bound as a result of current low levels of inflation. In turn, many companies are adopting financial disciplines to help them weather a more challenging environment. As we monitor these crosscurrents, we will maintain our flexible approach, continuing to look for opportunities to invest in companies that are improving their balance sheets and positioning themselves for an improving economic environment.

Thank you for your continued investment in Janus Aspen Flexible Income
Portfolio.

PORTFOLIO ASSET MIX
(% of Net Assets)                         December 31, 2002    December 31, 2001
--------------------------------------------------------------------------------

Corporate Bonds/Warrants
  Investment Grade                                    48.5%                48.5%
  High-Yield/High-Risk                                 4.6%                11.3%
U.S. Government Obligations                           36.4%                32.9%
Foreign Dollar/
  Non-Dollar Bonds                                     5.5%                 1.0%
Preferred Stock                                        0.2%                 0.2%
Cash and Cash Equivalents                              4.8%                 6.1%

PORTFOLIO PROFILE
--------------------------------------------------------------------------------

Weighted Average Maturity                          7.8 Yrs.             8.1 Yrs.
Average Modified Duration*                         5.4 Yrs.             5.7 Yrs.
30-Day Average Yield**
  Institutional Shares                                4.09%                5.64%
  Service Shares                                      3.82%                5.35%
Weighted Average Fixed Income
  Credit Rating                                           A                    A

 *A theoretical measure of price volatility.
**Yields will fluctuate.

(1) All returns include reinvested dividends and capital gains.

(2) Lipper, a Reuters Company, is a nationally recognized organization that ranks the performance of mutual funds within a universe of funds that have similar investment objectives. Rankings are historical and are based on total return with capital gains and dividends reinvested. As of December 31, 2002, Lipper ranked Janus Aspen Flexible Income Portfolio - Institutional Shares 3rd out of 24 variable annuity general bond funds for the 5-year period.

Past performance does not guarantee future results.

There is no assurance that the investment process will consistently lead to successful investing.

50  Janus Aspen Series  December 31, 2002

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

AVERAGE ANNUAL TOTAL RETURN

For the Periods Ended December 31, 2002
--------------------------------------------------------------------------------

Institutional Shares (Inception Date 9/13/93)
  1 Year                                                                  10.48%
  5 Year                                                                   6.99%
  From Inception                                                           8.39%
--------------------------------------------------------------------------------

Lehman Brothers Government/Credit Index
  1 Year                                                                  11.04%
  5 Year                                                                   7.62%
  From Inception Date of Institutional Shares                              7.00%
--------------------------------------------------------------------------------

Service Shares (Inception Date 12/31/99)
  1 Year                                                                  10.16%
  5 Year                                                                   6.71%
  From Portfolio Inception                                                 8.20%
--------------------------------------------------------------------------------

Returns shown for Service Shares for periods prior to their inception are derived from the historical performance of Institutional Shares, adjusted to reflect the higher operating expenses of Service Shares.

Due to market volatility, current performance may be higher or lower than the figures shown. Call 1-800-504-4440 or visit janus.com for more current performance information.

High-yield bonds involve a greater risk of default and price volatility than U.S. Government and other high quality bonds. High-yield/high-risk bonds can experience sudden and sharp price swings which will affect net asset value.

Past performance is no guarantee of future results and investment results and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Total return includes reinvestment of dividends and capital gains.

Lehman Brothers Government/Credit Index is composed of all bonds that are of investment grade with at least one year until maturity. The Portfolio may differ significantly from the securities held in the index. The index is not available for direct investment; therefore its performance does not reflect the expenses associated with the active management of an actual portfolio.

These returns do not reflect the charges and expenses of any particular insurance product or qualified plan.

--------------------------------------------------------------------------------
AVERAGE ANNUAL TOTAL RETURN - for the periods ended December 31, 2002

                                         One Year    Five Year    Since 9/13/93*
Janus Aspen Flexible Income Portfolio
  - Institutional Shares                  10.48%       6.99%           8.39%
Lehman Brothers Government/Credit Index   11.04%       7.62%           7.00%

PERFORMANCE OVERVIEW

Janus Aspen Flexible
Income Portfolio -
Institutional Shares
$21,146

Lehman Brothers
Government/Credit
Index
$18,768

[GRAPHIC OMITTED]

A graphic comparison of the change in value of a hypothetical $10,000 investment in Janus Aspen Flexible Income Portfolio - Institutional Shares and the Lehman Brothers Govt./Credit Index. Janus Aspen Flexible Income Portfolio - Institutional Shares is represented by a shaded area of green. The Lehman Brothers Govt./Credit Index is represented by a solid black line. The "y" axis reflects the value of the investment. The "x" axis reflects the computation periods from inception, September 13, 1993, through December 31, 2002. The upper right quadrant reflects the ending value of the hypothetical investment in Janus Aspen Flexible Income Portfolio - Institutional Shares ($21,146) as compared to the Lehman Brothers Govt./Credit Index ($18,768).
--------------------------------------------------------------------------------

*The Portfolio's inception date.
Source - Lipper, a Reuters Company 2002.
See "Explanations of Charts, Tables and Financial Statements."

SCHEDULE OF INVESTMENTS

Shares or Principal Amount                                          Market Value
================================================================================
Corporate Bonds - 55.8%
Aerospace and Defense - 0.7%
$  4,000,000    Raytheon Co., 6.50%
                  notes, due 7/15/05 ........................     $    4,314,308

Beverages - Non-Alcoholic - 1.2%
                Coca-Cola Enterprises, Inc.:
   3,700,000      4.375%, notes, due 9/15/09 ................          3,811,533
   1,215,000      6.125%, notes, due 8/15/11 ................          1,342,689
   1,850,000      7.125%, debentures, due 8/1/17 ............          2,225,396

                                                                       7,379,618

Brewery - 1.2%
   1,275,000    Anheuser-Busch Companies, Inc., 5.95%
                  debentures, due 1/15/33 ...................          1,335,696
   5,295,000    Coors Brewing Co., 6.375%
                  company guaranteed notes, due 5/15/12 .....          5,917,401

                                                                       7,253,097

Broadcast Services and Programming - 0.1%
     425,000    Clear Channel Communications, Inc., 6.00%
                  notes, due 11/1/06 ........................            451,954

Building - Residential and Commercial - 0.1%
     875,000    Toll Brothers, Inc., 6.875%
                  notes, due 11/15/12+ ......................            901,107

Cable Television - 3.5%
                British Sky Broadcasting Group PLC:
$  1,775,000      7.30%, company guaranteed notes
                  due 10/15/06 ..............................     $    1,846,000
   5,000,000      6.875%, company guaranteed notes
                  due 2/23/09 ...............................          5,112,500
   3,500,000    Comcast Cable Communications, Inc.
                  6.375%, notes, due 1/30/06 ................          3,662,019
                Cox Communications, Inc.:
   4,000,000      6.875%, notes, due 6/15/05 ................          4,310,848
     375,000      7.125%, notes, due 10/1/12 ................            416,525
                TCI Communications, Inc.:
   1,350,000      6.375%, senior notes, due 5/1/03 ..........          1,350,095
   3,875,000      7.875%, notes, due 8/1/13 .................          4,252,623

                                                                      20,950,610

Cellular Telecommunications - 0.2%
   1,250,000    Nextel Communications, Inc., 9.375%
                  senior notes, due 11/15/09 ................          1,131,250

Commercial Banks - 0.1%
     698,000    Hudson United Bancorp, Inc., 8.20%
                  subordinated debentures, due 9/15/06 ......            761,710

Commercial Services - 0.8%
   5,000,000    PHH Corp., 8.125%
                  notes, due 2/3/03 .........................          5,012,500

See Notes to Schedules of Investments and Financial Statements.

                                       Janus Aspen Series  December 31, 2002  51

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

JANUS ASPEN FLEXIBLE INCOME PORTFOLIO

SCHEDULE OF INVESTMENTS

Shares or Principal Amount                                         Market Value
================================================================================
Computers - 1.5%
$  3,350,000    Apple Computer, Inc., 6.50%
                  notes, due 2/15/04 ........................     $    3,417,000
                IBM Corp.:
   1,775,000      4.25%, notes, due 9/15/09 .................          1,812,381
   1,800,000      4.75%, notes, due 11/29/12 ................          1,806,968
   2,150,000      5.875%, bonds, due 11/29/32 ...............          2,127,427

                                                                       9,163,776

Containers - Metal and Glass - 1.0%
     850,000    Ball Corp., 6.875%
                  senior notes, due 12/15/12+ ...............            854,250
                Owens-Brockway Glass Container, Inc.:
   1,265,000      8.875%, company guaranteed notes
                  due 2/15/09 ...............................          1,302,950
   1,250,000      8.75%, secured notes, due 11/15/12+ .......          1,268,750
   2,500,000    Owens-Illinois, Inc., 7.85%
                  senior notes, due 5/15/04 .................          2,468,750

                                                                       5,894,700

Cosmetics and Toiletries - 0.8%
   1,860,000    Gillette Co., 4.125%
                  notes, due 8/30/07 ........................          1,927,133
   2,875,000    Proctor & Gamble Co., 4.75%
                  notes, due 6/15/07 ........................          3,082,607

                                                                       5,009,740

Diversified Financial Services - 1.3%
                General Electric Capital Corp.:
   4,500,000      4.25%, notes, due 1/28/05 .................          4,700,061
   1,925,000      6.00%, notes, due 6/15/12 .................          2,078,374
   1,150,000    John Deere Capital Corp., 4.125%
                  notes, due 7/15/05 ........................          1,190,040

                                                                       7,968,475

Diversified Operations - 1.3%
                ARAMARK Services, Inc.:
   1,830,000      7.00%, company guaranteed notes
                  due 5/1/07 ................................          1,939,114
   1,475,000      6.375%, company guaranteed notes
                  due 2/15/08 ...............................          1,527,144
     980,000      Cendant Corp., 6.875%
                  notes, due 8/15/06 ........................          1,016,909
                Tyco International Group S.A.:
   1,375,000      6.375%, company guaranteed notes
                  due 6/15/05** .............................          1,333,750
   2,500,000      6.375%, notes, due 10/15/11** .............          2,337,500

                                                                       8,154,417

Electric - Integrated - 2.2%
   1,335,000    AmerenEnergy Generating Co., 7.95%
                  notes, due 6/1/32 .........................          1,475,912
   4,750,000    Cinergy Corp., 6.25%
                  debentures, due 9/1/04 ....................          4,912,436
   1,350,000    Dominion Resources, Inc., 5.125%
                  notes, due 12/15/09 .......................          1,367,728
                Public Service Company of Colorado:
     325,000      6.875%, senior notes, due 7/15/09 .........            316,060
   3,500,000      7.875%, notes, due 10/1/12+ ...............          3,907,029
   1,675,000    Southwestern Public Service Co., 5.125%
                  senior notes, due 11/1/06 .................          1,646,570

                                                                      13,625,735

Finance - Auto Loans - 1.8%
$  5,500,000    Ford Motor Credit Co., 5.75%
                  senior notes, due 2/23/04 .................     $    5,586,719
                General Motors Acceptance Corp.:
   3,000,000      5.36%, notes, due 7/27/04 .................          3,065,445
   1,000,000      6.125%, notes, due 8/28/07 ................          1,011,869
     950,000      6.875%, notes, due 8/28/12 ................            936,463

                                                                      10,600,496

Finance - Consumer Loans - 0.9%
     875,000    Household Finance Corp., 6.375%
                  notes, due 11/27/12 .......................            913,440
                SLM Corp.:
   2,500,000      5.125%, notes, due 8/27/12 ................          2,564,035
   1,825,000      5.05%, notes, due 11/14/14 ................          1,837,443

                                                                       5,314,918

Finance - Investment Bankers/Brokers - 0.5%
   1,800,000    Goldman Sachs Group, Inc., 5.50%
                  bonds, due 11/15/14 .......................          1,814,317
     950,000    Lehman Brothers Holdings, Inc., 5.875%
                  notes, due 11/15/17 .......................            971,213

                                                                       2,785,530

Finance - Mortgage Loan Banker - 0.8%
   4,900,000    Countrywide Financial Corp., 3.50%
                  notes, due 12/19/05 .......................          4,943,468

Finance - Other Services - 1.1%
   2,100,000    Mellon Funding Corp., 5.00%
                  notes, due 12/1/14 ........................          2,134,429
   4,000,000    National Rural Utilities, 5.75%
                  notes, due 8/28/09 ........................          4,270,476

                                                                       6,404,905

Food - Canned - 0.1%
                Del Monte Corp.:
     425,000      9.25%, company guaranteed notes
                  due 5/15/11 ...............................            442,531
     425,000      8.625%, senior subordinated notes
                  due 12/15/12+ .............................            433,500

                                                                         876,031

Food - Diversified - 2.1%
                General Mills, Inc.:
   1,775,000      5.125%, notes, due 2/15/07 ................          1,885,817
   2,650,000      3.875%, notes, due 11/30/07 ...............          2,676,418
   1,675,000      6.00%, notes, due 2/15/12 .................          1,821,802
                Kellogg Co.:
   1,725,000      6.00%, notes, due 4/1/06 ..................          1,869,784
   1,750,000      6.60%, notes, due 4/1/11 ..................          1,970,929
     925,000    Sara Lee Corp., 6.125%
                  debentures, due 11/1/32 ...................            974,107
   1,275,000    Unilever Capital Corp., 5.90%
                  company guaranteed notes, due 11/15/32 ....          1,304,241

                                                                      12,503,098

Food - Meat Products - 0.6%
   3,000,000    Hormel Foods Corp., 6.625%
                  notes, due 6/1/11 .........................          3,423,762

See Notes to Schedules of Investments and Financial Statements.

52  Janus Aspen Series  December 31, 2002

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

SCHEDULE OF INVESTMENTS

Shares or Principal Amount                                         Market Value
================================================================================
Food - Retail - 2.5%
                Fred Meyer, Inc.:
$  2,500,000      7.375%, company guaranteed notes
                  due 3/1/05 ................................     $    2,713,703
   2,535,000      7.45%, company guaranteed notes
                  due 3/1/08 ................................          2,881,352
     165,000    Kroger Co., 7.50%
                  company guaranteed notes, due 4/1/31 ......            184,567
                Safeway, Inc.:
   4,450,000      6.15%, notes, due 3/1/06 ..................          4,819,515
   2,900,000      6.50%, notes, due 3/1/11 ..................          3,157,068
   1,500,000    Winn-Dixie Stores, Inc., 8.875%
                  senior notes, due 4/1/08 ..................          1,533,750

                                                                      15,289,955

Food - Wholesale/Distribution - 0.1%
     550,000    Sysco International Co., 6.10%
                  company guaranteed notes, 6/1/12 ..........            617,733

Foreign Government - 0.6%
                United Mexican States:
   1,400,000      7.50%, notes, due 1/14/12 .................          1,499,750
   2,000,000      8.00%, notes, due 9/24/22 .................          2,070,000

                                                                       3,569,750

Forestry - 0.4%
   2,100,000    Weyerhaeuser Co., 5.25%
                  notes, due 12/15/09 .......................          2,123,415

Funeral Services and Related Items - 0.2%
   1,225,000    Service Corporation International
                  6.00%, notes, due 12/15/05 ................          1,151,500

Gas - Distribution - 0.3%
   1,750,000    Southwest Gas Corp., 7.625%
                  notes, due 5/15/12 ........................          1,883,826

Hotels and Motels - 0.1%
     575,000    Starwood Hotels & Resorts Worldwide, Inc.
                  6.75%, notes, due 11/15/05 ................            575,000

Insurance Brokers - 0.2%
     910,000    Marsh & McLennan Companies, Inc., 6.25%
                  notes, due 3/15/12 ........................          1,006,624

Leisure, Recreation and Gaming - 0.3%
   1,500,000    Hard Rock Hotel, Inc., 9.25%
                  senior subordinated notes, due 4/1/05 .....          1,515,000

Life and Health Insurance - 0.9%
     813,000    Delphi Financial Group, Inc., 8.00%
                  senior notes, due 10/1/03 .................            832,942
   4,750,000    StanCorp Financial Group, Inc., 6.875%
                  senior notes, due 10/1/12 .................          4,865,976

                                                                       5,698,918

Linen Supply and Related Items - 0.2%
     985,000    Cintas Corp., 6.00%
                  company guaranteed notes, due 6/1/12 ......          1,086,882

Machine Tools and Related Products - 0.2%
   1,270,000    Kennametal, Inc., 7.20%
                  senior notes, due 6/15/12 .................          1,347,564

Medical - HMO - 1.4%
   2,900,000    UnitedHealth Group, Inc., 5.20%
                  notes, due 1/17/07 ........................          3,069,256
   4,825,000    WellPoint Health Networks, Inc., 6.375%
                  notes, due 6/15/06 ........................          5,263,626

                                                                       8,332,882

Medical - Hospitals - 2.1%
                HCA, Inc.:
$  5,000,000      6.91%, notes, due 6/15/05 .................     $    5,253,780
   2,550,000      7.00%, notes, due 7/1/07 ..................          2,707,488
   2,500,000      6.95%, notes, due 5/1/12 ..................          2,634,540
     850,000      6.30%, notes, due 10/1/12 .................            857,260
   1,150,000    Vanguard Health Systems, Inc., 9.75%
                  senior subordinated notes, due 8/1/11 .....          1,098,250

                                                                      12,551,318

Medical Labs and Testing Services - 1.3%
                Quest Diagnostics, Inc.:
   4,000,000      6.75%, company guaranteed notes
                  due 7/12/06 ...............................          4,358,576
   3,095,000      7.50%, company guaranteed notes
                  due 7/12/11 ...............................          3,538,560

                                                                       7,897,136

Multi-Line Insurance - 0.4%
   1,275,000    Aon Corp., 6.70%
                  notes, 1/15/07(OMEGA) .....................          1,318,851
     500,000    CNA Financial Corp., 6.60%
                  notes, due 12/15/08 .......................            486,120
     675,000    Farmers Insurance Group of Companies
                  8.50%, notes, due 8/1/04+ .................            669,141

                                                                       2,474,112

Multimedia - 3.6%
                AOL Time Warner, Inc.:
   3,000,000      5.625%, notes, due 5/1/05 .................          3,067,761
   3,000,000      7.25%, debentures, due 10/15/17 ...........          3,116,772
                Belo Corp.:
   1,875,000      7.125%, senior notes, due 6/1/07 ..........          2,047,601
     925,000      8.00%, senior unsubordinated notes
                  due 11/1/08 ...............................          1,059,033
   1,265,000    Corus Entertainment, Inc., 8.75%
                  senior subordinated notes, due 3/1/12 .....          1,339,319
   3,620,000    Gannett Company, Inc., 4.95%
                  notes, due 4/1/05 .........................          3,831,035
                News America Holdings, Inc.:
     500,000      8.50%, senior notes, due 2/15/05 ..........            540,644
   3,000,000      6.625%, senior notes, due 1/9/08 ..........          3,215,349
                Viacom, Inc.:
   1,725,000      6.40%, company guaranteed notes
                  due 1/30/06 ...............................          1,904,450
   1,500,000      5.625%, company guaranteed notes
                  due 8/15/12 ...............................          1,600,246

                                                                      21,722,210

Networking Products - 0%
     996,000    Candescent Technologies Corp., 8.00%
                  convertible senior subordinated
                  debentures, due 5/1/03+,(OMEGA),(BETA) ....             84,660

Non-Hazardous Waste Disposal - 1.9%
   3,000,000    Republic Services, Inc., 6.75%
                  notes, due 8/15/11 ........................          3,280,005
                Waste Management, Inc.:
   4,450,000      7.00%, senior notes, due 10/1/04 ..........          4,658,776
   3,250,000      7.375%, notes, due 8/1/10 .................          3,555,955

                                                                      11,494,736

See Notes to Schedules of Investments and Financial Statements.

                                       Janus Aspen Series  December 31, 2002  53

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

JANUS ASPEN FLEXIBLE INCOME PORTFOLIO

SCHEDULE OF INVESTMENTS

Shares or Principal Amount                                         Market Value
================================================================================
Oil Companies - Exploration and Production - 1.0%
$    795,000    Magnum Hunter Resources, Inc., 9.60%
                  senior notes, due 3/15/12 .................     $      844,687
                Pemex Project Funding Master Trust:
   4,000,000      7.375%, bonds, due 12/15/14+ ..............          4,100,000
   1,000,000      8.625%, bonds, due 2/1/22+ ................          1,055,000

                                                                       5,999,687

Oil Companies - Integrated - 2.1%
   3,775,000    ChevronTexaco Capital Co., 3.50%
                  company guaranteed notes, due 9/17/07 .....          3,842,754
                Conoco Funding Co.:
   4,080,000      5.45%, company guaranteed notes
                  due 10/15/06 ..............................          4,403,813
   2,360,000      6.35%, notes, due 10/15/11 ................          2,635,362
   1,950,000    Occidental Petroleum Corp., 5.875%
                  notes, due 1/15/07 ........................          2,108,120

                                                                      12,990,049

Optical Supplies - 0.3%
   2,000,000    Bausch & Lomb, Inc., 6.95%
                  senior notes, due 11/15/07 ................          2,033,936

Paper and Related Products - 0.2%
     925,000    International Paper Co., 5.85%
                  notes, due 10/30/12+ ......................            968,514

Pipelines - 0.7%
   3,000,000    Kinder Morgan, Inc., 6.50%
                  senior notes, due 9/1/12 ..................          3,135,210
   1,090,000    TEPPCO Partners L.P., 7.625%
                  company guaranteed notes, due 2/15/12 .....          1,186,475

                                                                       4,321,685

Property and Casualty Insurance - 0.2%
     498,000    First American Capital Trust, 8.50%
                  company guaranteed notes, due 4/15/12 .....            495,586
     875,000    Progressive Corp., 6.25%
                  notes, due 12/1/32 ........................            897,732

                                                                       1,393,318

Publishing - Newspapers - 0.1%
     475,000    Hollinger International Publishing, 9.00%
                  senior notes, due 12/15/10+ ...............            479,156

Publishing - Periodicals - 0.3%
                Dex Media East LLC:
     450,000      9.875%, senior notes, due 11/15/09+ .......            481,500
   1,050,000      12.125%, senior subordinated notes
                  due 11/15/12+ .............................          1,162,875

                                                                       1,644,375

Real Estate Investment Trusts - Health Care - 0.9%
   2,500,000    Health Care Property Investors, Inc., 6.45%
                  notes, due 6/25/12 ........................          2,518,543
   2,800,000    Health Care REIT, Inc., 8.00%
                  notes, due 9/12/12 ........................          2,861,846

                                                                       5,380,389

Recreational Centers - 0.3%
   2,175,000    Bally Total Fitness Holding Corp., 9.875%
                  senior subordinated notes, due 10/15/07 ...          1,892,250

Retail - Apparel and Shoe - 0.1%
     425,000    Limited Brands, Inc., 6.125%
                  notes, due 12/1/12 ........................            447,372

Retail - Auto Parts - 0.4%
$  2,500,000    AutoZone, Inc., 5.875%
                  notes, due 10/15/12 .......................     $    2,583,317

Retail - Discount - 0.8%
   4,000,000    Wal-Mart Stores, Inc., 6.875%
                  senior notes, due 8/10/09 .................          4,711,872

Retail - Drug Store - 0.3%
   1,650,000    CVS Corp., 3.875%
                  notes, due 11/1/07+ .......................          1,674,968

Retail - Restaurants - 0.6%
   3,000,000    Wendy's International, Inc., 6.20%
                  senior notes, due 6/15/14 .................          3,330,039
     335,000    Yum! Brands, Inc., 7.70%
                  notes, due 7/1/12 .........................            348,400

                                                                       3,678,439

Satellite Telecommunications - 0.4%
   2,500,000    EchoStar DBS Corp., 9.125%
                  senior notes, due 1/15/09 .................          2,631,250

Soap and Cleaning Preparations - 1.1%
                Dial Corp.:
   3,850,000      7.00%, senior notes, due 8/15/06 ..........          4,247,512
   2,000,000      6.50%, senior notes, due 9/15/08 ..........          2,167,450

                                                                       6,414,962

Telecommunication Services - 3.7%
                Verizon Global Funding Corp.:
   3,925,000      5.75%, convertible notes, due 4/1/03 ......          3,954,437
  14,325,000      4.25%, convertible senior notes
                  due 9/15/05+ ..............................         15,005,437
   3,000,000      6.875%, notes, due 6/15/12 ................          3,345,915

                                                                      22,305,789

Telephone - Integrated - 0.6%
                Sprint Capital Corp.:
   2,500,000      5.875%, company guaranteed notes
                  due 5/1/04 ................................          2,475,000
   1,450,000      8.375%, notes, due 3/15/12 ................          1,442,750

                                                                       3,917,750

Theaters - 0.2%
   1,500,000    AMC Entertainment, Inc., 9.875%
                  senior subordinated notes, due 2/1/12 .....          1,477,500

Transportation - Railroad - 0.2%
     925,000    CSX Corp., 4.875%
                  notes, due 11/1/09 ........................            953,026

Travel Services - 0.6%
   3,500,000    USA Interactive, 7.00%
                  notes, due 1/15/13+ .......................          3,619,084

Veterinary Diagnostics - 0.1%
     820,000    Vicar Operating, Inc., 9.875%
                  company guaranteed notes, due 12/1/09 .....            885,600
--------------------------------------------------------------------------------
Total Corporate Bonds (cost $321,862,495) ...................        337,652,714
--------------------------------------------------------------------------------
Foreign Bonds - 2.8%
Foreign Government - 2.8%
                Deutschland Republic:
EUR 2,650,000     4.50%, bonds, due 8/17/07** ...............          2,905,637
   12,925,000     5.00%, bonds, due 7/4/12** ................         14,376,633
--------------------------------------------------------------------------------
Total Foreign Bonds (cost $16,249,376) ......................         17,282,270
--------------------------------------------------------------------------------

See Notes to Schedules of Investments and Financial Statements.

54  Janus Aspen Series  December 31, 2002

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

SCHEDULE OF INVESTMENTS

Shares or Principal Amount                                         Market Value
================================================================================
Preferred Stock - 0.2%
Savings/Loan/Thrifts - 0.2%
      35,458    Chevy Chase Savings Bank, 13.00%
                  (cost $1,055,050) .........................     $      957,366
--------------------------------------------------------------------------------
Warrants - 0%
Finance - Other Services - 0%
         996    Ono Finance PLC - expires 5/31/09
                  (acquisition date 10/13/99)*,+ ............                  0

Telephone - Integrated - 0%
         224    Versatel Telecom B.V. - expires 5/15/08* ....                  0

Web Hosting/Design - 0%
         650    Equinix, Inc. - expires 12/1/07* ............                  0
--------------------------------------------------------------------------------
Total Warrants (cost $0) ....................................                  0
--------------------------------------------------------------------------------
U.S. Government Obligations - 36.4%
U.S. Government Agencies - 17.1%
                Fannie Mae:
$ 34,170,000      3.875%, due 3/15/05 .......................         35,698,219
   1,470,000      4.375%, due 10/15/06 ......................          1,559,785
   4,000,000      3.25%, due 11/15/07 .......................          4,030,336
   7,680,000      5.25%, due 1/15/09 ........................          8,402,435
  16,025,000      6.25%, due 2/1/11 .........................         17,933,433
   4,400,000      6.00%, due 5/15/11 ........................          4,973,597
   1,645,000      6.125%, due 3/15/12 .......................          1,875,269
  15,115,000      6.625%, due 11/15/30 ......................         17,732,283
                Freddie Mac:
   4,440,000      5.25%, due 1/15/06 ........................          4,823,412
   6,000,000      5.875%, due 3/21/11 .......................          6,580,146

                                                                     103,608,915

U.S. Treasury Notes/Bonds - 19.3%
   4,200,000      2.00%, due 11/30/04 .......................          4,234,780
   4,705,000      5.75%, due 11/15/05 .......................          5,201,048
   4,796,000      3.50%, due 11/15/06 .......................          4,990,837
  17,555,000      4.375%, due 5/15/07 .......................         18,851,051
   5,295,000      3.00%, due 11/15/07 .......................          5,358,704
   7,590,000      4.75%, due 11/15/08 .......................          8,284,956
     840,000      6.00%, due 8/15/09 ........................            976,631
   4,577,637      3.00%, due 7/15/12(PI) ....................          4,864,467
  12,300,000      4.00%, due 11/15/12 .......................         12,473,934
  10,740,000      7.25%, due 5/15/16 ........................         13,752,237
   5,175,000      7.25%, due 8/15/22 ........................          6,734,978
  20,730,000      6.25%, due 8/15/23 ........................         24,354,516
   2,875,000      6.25%, due 5/15/30 ........................          3,440,455
   2,933,000      5.375%, due 2/15/31** .....................          3,197,428

                                                                     116,716,022
--------------------------------------------------------------------------------
Total U.S. Government Obligations (cost $208,902,213) .......        220,324,937
--------------------------------------------------------------------------------
Repurchase Agreement - 2.3%
  14,000,000    ABN AMRO Bank N.V., 1.26%
                  dated 12/31/02, maturing 1/2/03
                  to be repurchased at $14,000,980
                  collateralized by $13,271,885
                  in U.S. Government Agencies
                  5.875%-9.50%, 3/21/11-4/1/32
                  $5,966,048 in U.S. Treasury Bills
                  0%, 3/20/03-3/27/03; with respective
                  values of $8,330,399 and $5,949,602
                  (cost $14,000,000) ........................         14,000,000
--------------------------------------------------------------------------------
Short-Term Corporate Note - 1.5%
                General Electric Capital Corp.
$  9,200,000      1.25%, 1/2/03
                  (amortized cost $9,199,681) ...............     $    9,199,681
--------------------------------------------------------------------------------
Total Investments (total cost $571,268,815) - 99.0% .........        599,416,968
--------------------------------------------------------------------------------
Cash, Receivables and Other Assets, net of Liabilities - 1.0%          5,797,000
--------------------------------------------------------------------------------
Net Assets - 100% ...........................................     $  605,213,968
--------------------------------------------------------------------------------

Summary of Investments by Country, December 31, 2002

Country                        % of Investment Securities           Market Value
--------------------------------------------------------------------------------
Canada                                               0.3%         $    1,957,052
Germany                                              2.9%             17,282,270
Luxembourg                                           0.6%              3,671,250
Mexico                                               0.6%              3,569,750
United Kingdom                                       1.2%              6,958,500
United States++                                     94.4%            565,978,146
--------------------------------------------------------------------------------
Total                                              100.0%         $  599,416,968

++Includes Short-Term Securities (90.6% excluding Short-Term Securities)

--------------------------------------------------------------------------------
Financial Futures - Short
303 Contracts   U.S. Treasury - 10-year Note
                  expires March 2003, principal amount
                  $33,818,418, value $34,859,203
                  cumulative depreciation ...................     $  (1,040,785)
--------------------------------------------------------------------------------

Forward Currency Contracts, Open at December 31, 2002

Currency Sold and                  Currency            Currency       Unrealized
Settlement Date                  Units Sold     Value in $ U.S.      Gain/(Loss)
--------------------------------------------------------------------------------
Euro 3/28/03                     14,350,000      $   15,003,223    $   (799,741)
--------------------------------------------------------------------------------
Total                                            $   15,003,223    $   (799,741)

See Notes to Schedules of Investments and Financial Statements.

                                       Janus Aspen Series  December 31, 2002  55

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

JANUS ASPEN MONEY MARKET PORTFOLIO                           J. Eric Thorderson,
                                                             portfolio manager

For the 12 months ended December 31, 2002, Janus Aspen Money Market Portfolio returned 1.63% for its Institutional Shares and 1.36% for its Service Shares.(1) The seven-day current yield for the same period was 1.08% and 0.82%, for the Institutional and Service Shares respectively. The Fund's Institutional Shares consequently earned a top-decile ranking for this period, placing 8th out of 113 variable annuity money market funds tracked by Lipper, a Reuters Company and a leading mutual fund rating company. Its Service Shares earned a second-quartile ranking, placing 46th out of 113 variable annuity money market funds tracked by Lipper.(2)

[PHOTO]

By early 2002 the market was convinced that the Federal Reserve had finished lowering short-term interest rates. After 11 cuts in 2001 aimed at strengthening the economy, market observers felt that the Fed's next move would be to raise rates. One-year rates promptly became higher than overnight rates.

However, as the year progressed, prospects for any measurable improvement in the economy faded and, in November, the Fed voted once again to lower overnight interest rates to 1.25%, a one-half percentage point reduction. Although the market was factoring in a quarter-point cut, the larger-than-expected easing left investors perplexed. Were policymakers simply providing an added dose of monetary stimulus or were they telling us that the economy was considerably worse off than it appeared? In the aftermath of its decision, the Fed indicated that it saw no need for further cuts, evidenced by its shift in bias from weakness to neutral. Nevertheless, as the economic recovery continued to languish, money fund investors struggled with dramatically lower yields, a limited supply of available securities and an ongoing climate of credit deterioration.

We think the economy will likely continue its anemic recovery, and that, as a result, interest rates are more likely to be higher a year from now than lower. This outlook provides the basis for expectations for a steeper short-term yield curve. Considering that a slow-growth economy will most likely keep overnight rates unchanged for at least the next six months, we would normally be more apt to explore one-year maturities. However, currently, there is no yield advantage to doing so, which prevents us from positioning the Portfolio too aggressively.

Although the most egregious corporate malfeasance seems to have been discovered already, investors are still very leery of corporate credit. We remain on heightened alert, guarding against the sort of fraudulent financial reporting that brought down companies such as Enron and WorldCom. Commercial paper issuance has been declining at an especially rapid rate since this past summer, as corporations have realized they cannot afford to be dependent on short-term sources of financing. With new and tighter standards for accounting disclosure now signed into law, we are continuously revisiting all of our approved names, confirming that they are employing the most judicious practices. We are confident that these issuers are adhering to standards that are as strict as or even stricter than those currently in place.

In conclusion, regardless of economic direction or other exogenous events, our goal remains the same: vigilant preservation of principal and assurance of liquidity through the careful and flexibly selection of lower-risk investments.

Thank you for your continued investment in Janus Aspen Money Market Portfolio.

AVERAGE ANNUAL TOTAL RETURN

For the Periods Ended December 31, 2002
--------------------------------------------------------------------------------

Institutional Shares (Inception Date 5/1/95)
  1 Year                                                                   1.63%
  5 Year                                                                   4.48%
  From Inception                                                           4.73%
  Seven-Day Current Yield                                                  1.08%
--------------------------------------------------------------------------------

Service Shares (Inception Date 12/31/99)
  1 Year                                                                   1.36%
  5 Year                                                                   4.22%
  From Portfolio Inception                                                 4.50%
  Seven-Day Current Yield                                                  0.82%
--------------------------------------------------------------------------------

Returns shown for Service Shares for periods prior to their inception are derived from the historical performance of Institutional Shares, adjusted to reflect the higher operating expenses of Service Shares.

Due to market volatility, current performance may be higher or lower than the figures shown. Call 1-800-504-4440 or visit janus.com for more current performance information.

(1) All returns reflect reinvested dividends.

(2) Lipper, a Reuters Company, is a nationally recognized organization that ranks the performance of mutual funds within a universe of funds that have similar investment objectives. Rankings are historical and are based on total return with capital gains and dividends reinvested. As of December 31, 2002, Lipper ranked Janus Aspen Money Market Portfolio - Institutional Shares 7th out of 87 variable annuity money market funds for the 5-year period.

An investment in the Portfolio is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Portfolio seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Portfolio.

The yield more closely reflects the current earnings of the money market fund than the total return.

Past performance is no guarantee of future results and investment results and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Total return includes reinvestment of dividends.

These returns do not reflect the charges and expenses of any particular insurance product or qualified plan.

56  Janus Aspen Series  December 31, 2002

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

SCHEDULE OF INVESTMENTS

Shares or Principal Amount                                         Market Value
================================================================================
Certificates of Deposit - 2.7%
$  2,000,000    Westdeutsche Landesbank Girozentrale
                  New York, 2.27%, 1/27/03
                  (cost $2,000,000) .........................     $    2,000,000
--------------------------------------------------------------------------------
Commercial Paper - 12.3%
   3,000,000    Bavaria TRR Corp.
                  1.85%, 1/16/03+ ...........................          2,997,688
   2,000,000    Check Point Charlie, Inc.
                  1.42%, 3/10/03+ ...........................          1,994,636
   4,000,000    Landesbank Schleswig - Holstein
                  Girozentrale, 1.82%, 1/13/03+ .............          3,997,573
--------------------------------------------------------------------------------
Total Commercial Paper (cost $8,989,897) ....................          8,989,897
--------------------------------------------------------------------------------
Floating Rate Note - 1.0%
     750,000    Household Finance Corp.
                  1.89%, 4/4/03
                  (cost $749,498) ...........................            749,498
--------------------------------------------------------------------------------
Repurchase Agreement - 4.8%
   3,500,000    ABN AMRO Bank N.V., 1.28%
                  dated 12/31/02, maturing 1/2/03
                  to be repurchased at $3,500,249
                  collateralized by $4,489,095
                  in U.S. Government Agencies
                  5.50%-11.00%, 3/15/11-4/1/32
                  with a value of $3,570,000
                  (cost $3,500,000) .........................          3,500,000
--------------------------------------------------------------------------------
Taxable Variable Rate Demand Notes - 73.3%
   3,800,000    Advocare of South Carolina, Inc.
                  1.42%, 6/1/17 .............................          3,800,000
     400,000    Anaheim California Housing Authority
                  Multifamily Housing Revenue
                  (Cobblestone), 1.60%, 3/15/33 .............            400,000
   1,580,000    Arapahoe County, Colorado, Industrial
                  Development Revenue, (Cottrell)
                  Series B, 1.65%, 10/1/19 ..................          1,580,000
     300,000    Asset Partners, Inc.
                  1.60%, 11/1/27 ............................            300,000
   3,690,000    Breckenridge Terrace LLC
                  1.47%, 5/1/39 .............................          3,690,000
     500,000    Bridgeton, Missouri Industrial
                  Development Authority Industrial
                  Revenue, (Gold Dust Project), Series B
                  1.97%, 3/1/21 .............................            500,000
   1,000,000    California Infrastructure and Economic
                  Development, (International Raisins
                  Project), Series B, 1.67%, 11/1/20 ........          1,000,000
                Campus Research Corp.
   2,634,800      1.65%, 12/21/05 ...........................          2,634,800
   3,000,000      1.65%, 6/1/13 .............................          3,000,000
   4,350,000    Colorado Housing Facilities Revenue
                  (Tenderfoot Seasonal Housing LLC)
                  Series A, 1.47%, 7/1/35 ...................          4,350,000

Taxable Variable Rate Demand Notes - (continued)
                Colorado Housing and Finance Authority
                  Economic Development Revenue:
$    275,000      (De La Cruz Project), Series B
                  1.65%, 10/1/05 ............................     $      275,000
     190,000      (Pemracs, Ltd.), Series B
                  1.57%, 4/1/21 .............................            190,000
   1,510,000    Cunat Capital Corp.
                  Series 1998-A, 1.67%, 12/1/28 .............          1,510,000
   3,000,000    Fox Valley Ice Arena LLC
                  1.60%, 7/1/27 .............................          3,000,000
     255,000    Kentucky Economic Development
                  Financing Authority Hospital Facilities
                  Revenue, (Highlands Regional Project)
                  Series B, 1.55%, 8/1/03 ...................            255,000
   1,810,000    Medical Properties, Inc., North Dakota
                  (Dakota Clinic Project), 1.94%, 12/22/24 ..          1,810,000
   3,200,000    Mississippi Business Financial Corp.
                  Industrial Development Revenue
                  (Royal Vendors, Inc. Project)
                  1.62%, 6/1/24 .............................          3,200,000
   5,010,000    Montgomery, Alabama Industrial
                  Development Board of Revenue
                  (Jenkins Brick Co.), Series A
                  1.50%, 9/1/14 .............................          5,010,000
   1,290,000    New York City, New York Industrial
                  Development Agency, (G.A.F. Seelig, Inc.
                  Project), 1.60% 7/1/03 ....................          1,290,000
   1,600,000    Pasadena California COPS, (Los Robles
                  Avenue Parking Facility Project)
                  1.85%, 11/1/12 ............................          1,600,000
   1,615,000    Post Properties, Ltd., Series 2000
                  1.52%, 7/1/20 .............................          1,615,000
   6,300,000    Stone-Lee Partners LLC
                  1.47%, 6/1/21 .............................          6,300,000
   2,440,000    Washington, Missouri Industrial
                  Development Authority Industrial
                  Revenue, (Pauwels Project)
                  1.77%, 12/1/19 ............................          2,440,000
   4,095,000    Watertown Crossing LLC
                  1.57%, 5/1/27 .............................          4,095,000
--------------------------------------------------------------------------------
Total Taxable Rate Demand Notes (cost $53,844,800) ..........         53,844,800
--------------------------------------------------------------------------------
U.S. Government Agency Note - 5.4%
   4,000,000    Freddie Mac
                  1.65%, 1/9/03
                  (cost $3,998,533) .........................          3,998,533
--------------------------------------------------------------------------------
Total Investments (total cost $73,082,728) - 99.5% ..........         73,082,728
--------------------------------------------------------------------------------
Cash, Receivables and Other Assets, net of Liabilities - 0.5%            330,296
--------------------------------------------------------------------------------
Net Assets - 100% ...........................................     $   73,413,024
--------------------------------------------------------------------------------

See Notes to Schedules of Investments and Financial Statements.

                                       Janus Aspen Series  December 31, 2002  57

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

STATEMENTS OF ASSETS AND LIABILITIES

                                                         Janus Aspen    Janus Aspen    Janus Aspen
As of December 31, 2002                   Janus Aspen    Aggressive      Capital          Core        Janus Aspen
(all numbers in thousands except            Growth         Growth      Appreciation      Equity        Balanced
 net asset value per share)                Portfolio      Portfolio      Portfolio      Portfolio      Portfolio

-----------------------------------------------------------------------------------------------------------------
Assets:
  Investments at cost                    $  1,953,201   $  1,555,803   $  1,009,887   $     11,533   $  3,464,288

  Investments at value                   $  1,672,465   $  1,473,217   $    894,520   $     10,948   $  3,423,627
    Cash                                        1,552          1,513          1,065             26          2,896
    Receivables:
      Investments sold                         21,482            327             --             66             38
      Portfolio shares sold                     1,262            771          1,265             52          2,891
      Dividends                                   582            834            319             17          2,654
      Interest                                     --             --             22             --         18,628
      Due from Advisor                             --             --             --             11             --
    Other assets                                   12              4              6             --             16
  Variation Margin                                 --             --             --             --             --
-----------------------------------------------------------------------------------------------------------------
Total Assets                                1,697,355      1,476,666        897,197         11,120      3,450,750
-----------------------------------------------------------------------------------------------------------------
Liabilities:
    Payables:
      Due to Custodian                             --             --             --             --             --
      Investments purchased                    29,836          9,538             61             --         20,686
      Portfolio shares repurchased              3,841          4,875            751              5          2,900
      Advisory fees                               955            823            508              7          1,897
    Accrued expenses                               96             68            101             25            108
  Forward currency contracts                      411             --            300              7          1,191
-----------------------------------------------------------------------------------------------------------------
Total Liabilities                              35,139         15,304          1,721             44         26,782
-----------------------------------------------------------------------------------------------------------------
Net Assets                               $  1,662,216   $  1,461,362   $    895,476   $     11,076   $  3,423,968
-----------------------------------------------------------------------------------------------------------------
Net Assets - Institutional Shares        $  1,484,889   $  1,324,273   $    528,210   $      9,825   $  3,141,601
  Shares Outstanding, $0.001 Par Value
    (unlimited shares authorized)             101,660         83,619         30,416            742        152,563
-----------------------------------------------------------------------------------------------------------------
  Net Asset Value Per Share              $      14.61   $      15.84   $      17.37   $      13.24   $      20.59
-----------------------------------------------------------------------------------------------------------------
Net Assets - Service Shares              $    177,327   $    137,089   $    367,266   $      1,251   $    282,367
  Shares Outstanding, $0.001 Par Value
    (unlimited shares authorized)              12,246          8,778         21,300             95         13,246
-----------------------------------------------------------------------------------------------------------------
  Net Asset Value Per Share              $      14.48   $      15.62   $      17.24   $      13.16   $      21.32
-----------------------------------------------------------------------------------------------------------------
Net Assets - Service II Shares*                   N/A            N/A            N/A            N/A            N/A
  Shares Outstanding, $0.001 Par Value
    (unlimited shares authorized)*                N/A            N/A            N/A            N/A            N/A
-----------------------------------------------------------------------------------------------------------------
  Net Asset Value Per Share                       N/A            N/A            N/A            N/A            N/A
-----------------------------------------------------------------------------------------------------------------

* Net Assets - Service II Shares and Shares Outstanding are not in thousands.

See Notes to Financial Statements.

58  Janus Aspen Series  December 31, 2002

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                                          Janus Aspen    Janus Aspen    Janus Aspen    Janus Aspen   Janus Aspen
As of December 31, 2002                   Growth and      Strategic    International    Worldwide   International
(all numbers in thousands except            Income          Value         Growth         Growth         Value
 net asset value per share)                Portfolio      Portfolio      Portfolio      Portfolio    Portfolio(1)

-----------------------------------------------------------------------------------------------------------------
Assets:
  Investments at cost                    $    134,074   $     20,967   $  1,069,164   $  4,163,394   $      5,998


  Investments at value                   $    116,897   $     18,499   $  1,019,678   $  3,949,155   $      5,737
    Cash                                           48             --          1,200          1,539             94
    Receivables:
      Investments sold                            958              4          7,927         11,160            762
      Portfolio shares sold                        74             99          1,917          3,734              1
      Dividends                                   111              2          1,841          6,659              5
      Interest                                    109              9              1             --             --
      Due from Advisor                             --             --             --             --              6
    Other assets                                    1             --              7             26             --
  Variation Margin                                 --             --             --             --             --
-----------------------------------------------------------------------------------------------------------------
Total Assets                                  118,198         18,613      1,032,571      3,972,273          6,605
-----------------------------------------------------------------------------------------------------------------
Liabilities:
    Payables:
      Due to Custodian                             --             35             --             --             --
      Investments purchased                       462              1          6,286         25,100            545
      Portfolio shares repurchased                162             14          2,734          7,993             --
      Advisory fees                                67              8            571          2,211              3
    Accrued expenses                               42             26            179            243             11
  Forward currency contracts                      107             11          7,467         21,266             77
-----------------------------------------------------------------------------------------------------------------
Total Liabilities                                 840             95         17,237         56,813            636
-----------------------------------------------------------------------------------------------------------------
Net Assets                               $    117,358   $     18,518   $  1,015,334   $  3,915,460   $      5,969
-----------------------------------------------------------------------------------------------------------------
Net Assets - Institutional Shares        $     55,271   $      3,230   $    598,972   $  3,722,823            N/A
  Shares Outstanding, $0.001 Par Value
    (unlimited shares authorized)               4,782            461         34,617        176,871            N/A
-----------------------------------------------------------------------------------------------------------------
  Net Asset Value Per Share              $      11.56   $       7.01   $      17.30   $      21.05            N/A
-----------------------------------------------------------------------------------------------------------------
Net Assets - Service Shares              $     62,087   $     15,288   $    380,620   $    192,629   $      5,969
  Shares Outstanding, $0.001 Par Value
    (unlimited shares authorized)               5,370          2,173         22,158          9,195            663
-----------------------------------------------------------------------------------------------------------------
  Net Asset Value Per Share              $      11.56   $       7.03   $      17.18   $      20.95   $       9.00
-----------------------------------------------------------------------------------------------------------------
Net Assets - Service II Shares*                   N/A            N/A   $ 35,742,046   $      7,430            N/A
  Shares Outstanding, $0.001 Par Value
    (unlimited shares authorized)*                N/A            N/A      2,070,032            353            N/A
-----------------------------------------------------------------------------------------------------------------
  Net Asset Value Per Share                       N/A            N/A   $      17.27   $      21.02            N/A
-----------------------------------------------------------------------------------------------------------------

                                          Janus Aspen    Janus Aspen    Janus Aspen    Janus Aspen
As of December 31, 2002                     Global         Global        Flexible         Money
(all numbers in thousands except         Life Sciences   Technology       Income         Market
 net asset value per share)                Portfolio      Portfolio      Portfolio      Portfolio

--------------------------------------------------------------------------------------------------
Assets:
  Investments at cost                    $     28,977   $    181,361   $    571,269   $     73,083


  Investments at value                   $     29,846   $    145,323   $    599,417   $     73,083
    Cash                                          171            316          1,789            120
    Receivables:
      Investments sold                            236              7             --             --
      Portfolio shares sold                         5            351            731            325
      Dividends                                    38             37             --             --
      Interest                                     --             44          8,348            120
      Due from Advisor                             --             --             --             --
    Other assets                                   --              1              4             15
  Variation Margin                                 --             --             66             --
--------------------------------------------------------------------------------------------------
Total Assets                                   30,296        146,079        610,355         73,663
--------------------------------------------------------------------------------------------------
Liabilities:
    Payables:
      Due to Custodian                             --             --             --             --
      Investments purchased                       190            413          2,232             --
      Portfolio shares repurchased                146            768          1,779            231
      Advisory fees                                17             84            301             16
    Accrued expenses                               18             54             29              3
  Forward currency contracts                       52            472            800             --
--------------------------------------------------------------------------------------------------
Total Liabilities                                 423          1,791          5,141            250
--------------------------------------------------------------------------------------------------
Net Assets                               $     29,873   $    144,288   $    605,214   $     73,413
--------------------------------------------------------------------------------------------------
Net Assets - Institutional Shares        $      3,359   $      2,721   $    591,189   $     73,402
  Shares Outstanding, $0.001 Par Value
    (unlimited shares authorized)                 612          1,179         48,076         73,402
--------------------------------------------------------------------------------------------------
  Net Asset Value Per Share              $       5.49   $       2.31   $      12.30   $       1.00
--------------------------------------------------------------------------------------------------
Net Assets - Service Shares              $     26,514   $    127,656   $     14,025   $         11
  Shares Outstanding, $0.001 Par Value
    (unlimited shares authorized)               4,852         53,058          1,094             11
--------------------------------------------------------------------------------------------------
  Net Asset Value Per Share              $       5.46   $       2.41   $      12.82   $       1.00
--------------------------------------------------------------------------------------------------
Net Assets - Service II Shares*                   N/A   $ 13,911,087            N/A            N/A
  Shares Outstanding, $0.001 Par Value
    (unlimited shares authorized)*                N/A      5,695,823            N/A            N/A
--------------------------------------------------------------------------------------------------
  Net Asset Value Per Share                       N/A   $       2.44            N/A            N/A
--------------------------------------------------------------------------------------------------

(1) Formerly, Janus Aspen Global Value Portfolio.
* Net Assets - Service II Shares and Shares Outstanding are not in thousands.

                                       Janus Aspen Series  December 31, 2002  59

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

STATEMENTS OF OPERATIONS

                                                                         Janus Aspen     Janus Aspen     Janus Aspen
                                                         Janus Aspen     Aggressive        Capital          Core         Janus Aspen
For the fiscal year ended December 31, 2002                Growth          Growth       Appreciation       Equity         Balanced
(all numbers in thousands)                                Portfolio       Portfolio       Portfolio       Portfolio       Portfolio

------------------------------------------------------------------------------------------------------------------------------------
Investment Income:
  Interest                                              $        248    $      5,146    $      3,488    $         28    $     86,999
  Dividends                                                   12,709           5,285           9,771             172          26,976
  Foreign tax withheld                                          (79)             (4)           (113)             (2)           (238)
------------------------------------------------------------------------------------------------------------------------------------
Total Investment Income                                       12,878          10,427          13,146             198         113,737
------------------------------------------------------------------------------------------------------------------------------------
Expenses:
  Advisory fees                                               14,213          11,433           6,976              82          23,172
  Transfer agent expenses                                          3              10               2               3               9
  Registration fees                                              109              70              64              60              81
  System fees                                                     18              20              18              19              30
  Custodian fees                                                 142             112              68              35             271
  Insurance expense                                                8               7               4              --              11
  Audit fees                                                      19              22              13              13              14
  Distribution fees - Service Shares                             549             374           1,082               3             595
  Distribution fees - Service II Shares                          N/A             N/A             N/A             N/A             N/A
  Other expenses                                                 124             137              47              22             166
------------------------------------------------------------------------------------------------------------------------------------
Total Expenses                                                15,185          12,185           8,274             237          24,349
------------------------------------------------------------------------------------------------------------------------------------
Expense and Fee Offsets                                         (56)           (103)            (20)             (1)            (77)
------------------------------------------------------------------------------------------------------------------------------------
Net Expenses                                                  15,129          12,082           8,254             236          24,272
------------------------------------------------------------------------------------------------------------------------------------
Excess Expense Reimbursement                                      --              --              --            (77)             --
------------------------------------------------------------------------------------------------------------------------------------
Net Expenses After Reimbursement                              15,129          12,082           8,254             159          24,272
------------------------------------------------------------------------------------------------------------------------------------
Net Investment Income/(Loss)                                 (2,251)         (1,655)           4,892              39          89,465
------------------------------------------------------------------------------------------------------------------------------------
Net Realized and Unrealized Gain/(Loss) on Investments:
  Net realized gain/(loss) from securities transactions    (354,180)       (616,665)       (149,187)         (1,464)       (255,485)
  Net realized gain/(loss)
    from foreign currency transactions                            19              --            (61)              --              28
  Net realized gain/(loss) from futures contracts                 --              --           (206)              --              --
  Change in net unrealized appreciation/
    (depreciation) of investments
    and foreign currency translations                      (332,600)         (5,184)        (43,925)         (1,189)        (81,035)
------------------------------------------------------------------------------------------------------------------------------------
Net Realized and Unrealized Gain/
  (Loss) on Investments and
  foreign currency translations                            (686,761)       (621,849)       (193,379)         (2,653)       (336,492)
------------------------------------------------------------------------------------------------------------------------------------
Net Increase/(Decrease) in Net Assets
  Resulting from Operations                             $  (689,012)    $  (623,504)    $  (188,487)    $    (2,614)    $  (247,027)
------------------------------------------------------------------------------------------------------------------------------------

See Notes to Financial Statements.

60  Janus Aspen Series  December 31, 2002

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                                                         Janus Aspen     Janus Aspen     Janus Aspen     Janus Aspen    Janus Aspen
                                                         Growth and       Strategic     International     Worldwide    International
For the fiscal year ended December 31, 2002                Income           Value          Growth          Growth          Value
(all numbers in thousands)                                Portfolio       Portfolio       Portfolio       Portfolio     Portfolio(1)

------------------------------------------------------------------------------------------------------------------------------------
Investment Income:
  Interest                                              $        643    $         56    $      1,432    $      7,827    $         12
  Dividends                                                    1,742             179          20,912          74,434              48
  Foreign tax withheld                                           (8)             (1)         (2,127)         (4,900)             (4)
------------------------------------------------------------------------------------------------------------------------------------
Total Investment Income                                        2,377             234          20,217          77,361              56
------------------------------------------------------------------------------------------------------------------------------------
Expenses:
  Advisory fees                                                  979             147           8,000          31,798              26
  Transfer agent expenses                                          3               3               4               8               2
  Registration fees                                               59              66              68             182              --
  System fees                                                     17              17              20              27              14
  Custodian fees                                                  53              24             901           1,812              23
  Insurance expense                                               --              --               8              23              --
  Audit fees                                                      12               9              17              29               9
  Distribution fees - Service Shares                             195              45           1,195             472              10
  Distribution fees - Service II Shares                          N/A             N/A              40              --             N/A
  Other expenses                                                  22              25              91             296              17
------------------------------------------------------------------------------------------------------------------------------------
Total Expenses                                                 1,340             336          10,344          34,647             101
------------------------------------------------------------------------------------------------------------------------------------
Expense and Fee Offsets                                          (2)             (1)            (33)            (67)             --
------------------------------------------------------------------------------------------------------------------------------------
Net Expenses                                                   1,338             335          10,311          34,580             101
------------------------------------------------------------------------------------------------------------------------------------
Excess Expense Reimbursement                                      --             (6)              --              --            (41)
------------------------------------------------------------------------------------------------------------------------------------
Net Expenses After Reimbursement                               1,338             329          10,311          34,580              60
------------------------------------------------------------------------------------------------------------------------------------
Net Investment Income/(Loss)                                   1,039            (95)           9,906          42,781             (4)
------------------------------------------------------------------------------------------------------------------------------------
Net Realized and Unrealized Gain/(Loss) on Investments:
  Net realized gain/(loss) from securities transactions     (23,479)         (3,483)       (271,123)       (910,057)           (251)
  Net realized gain/(loss)
    from foreign currency transactions                           (4)            (30)        (17,748)        (31,188)            (60)
  Net realized gain/(loss) from futures contracts                 --              --              --              --              --
  Change in net unrealized appreciation/
    (depreciation) of investments
    and foreign currency translations                       (15,427)         (3,091)        (51,095)       (555,716)           (422)
------------------------------------------------------------------------------------------------------------------------------------
Net Realized and Unrealized Gain/
  (Loss) on Investments and
  foreign currency translations                             (38,910)         (6,604)       (339,966)     (1,496,961)           (733)
------------------------------------------------------------------------------------------------------------------------------------
Net Increase/(Decrease) in Net Assets
  Resulting from Operations                             $   (37,871)    $    (6,699)    $  (330,060)    $(1,454,180)    $      (737)
------------------------------------------------------------------------------------------------------------------------------------

                                                         Janus Aspen     Janus Aspen     Janus Aspen     Janus Aspen
                                                           Global          Global         Flexible          Money
For the fiscal year ended December 31, 2002             Life Sciences    Technology        Income           Market
(all numbers in thousands)                                Portfolio       Portfolio       Portfolio       Portfolio

--------------------------------------------------------------------------------------------------------------------
Investment Income:
  Interest                                              $         22    $        549    $     26,742    $      1,885
  Dividends                                                      173             890             115              --
  Foreign tax withheld                                           (6)            (88)              --              --
--------------------------------------------------------------------------------------------------------------------
Total Investment Income                                          189           1,351          26,857           1,885
--------------------------------------------------------------------------------------------------------------------
Expenses:
  Advisory fees                                                  253           1,307           2,904             234
  Transfer agent expenses                                          3               4               4               3
  Registration fees                                                2               3              78              58
  System fees                                                     17              18              17              16
  Custodian fees                                                  35              64              61               5
  Insurance expense                                               --               1               1              --
  Audit fees                                                      10              18              13               6
  Distribution fees - Service Shares                              86             478              18              --
  Distribution fees - Service II Shares                          N/A              15             N/A             N/A
  Other expenses                                                  20              41              51              38
--------------------------------------------------------------------------------------------------------------------
Total Expenses                                                   426           1,949           3,147             360
--------------------------------------------------------------------------------------------------------------------
Expense and Fee Offsets                                          (1)             (8)             (9)              --
--------------------------------------------------------------------------------------------------------------------
Net Expenses                                                     425           1,941           3,138             360
--------------------------------------------------------------------------------------------------------------------
Excess Expense Reimbursement                                      --              --              --              --
--------------------------------------------------------------------------------------------------------------------
Net Expenses After Reimbursement                                 425           1,941           3,138             360
--------------------------------------------------------------------------------------------------------------------
Net Investment Income/(Loss)                                   (236)           (590)          23,719           1,525
--------------------------------------------------------------------------------------------------------------------
Net Realized and Unrealized Gain/(Loss) on Investments:
  Net realized gain/(loss) from securities transactions     (10,316)       (133,688)             591               1
  Net realized gain/(loss)
    from foreign currency transactions                         (396)           (649)              --              --
  Net realized gain/(loss) from futures contracts                 --              --         (1,589)              --
  Change in net unrealized appreciation/
    (depreciation) of investments
    and foreign currency translations                        (3,222)          21,826          25,914              --
--------------------------------------------------------------------------------------------------------------------
Net Realized and Unrealized Gain/
  (Loss) on Investments and
  foreign currency translations                             (13,934)       (112,511)          24,916               1
--------------------------------------------------------------------------------------------------------------------
Net Increase/(Decrease) in Net Assets
  Resulting from Operations                             $   (14,170)    $  (113,101)    $     48,635    $      1,526
--------------------------------------------------------------------------------------------------------------------

(1) Formerly, Janus Aspen Global Value Portfolio.

                                       Janus Aspen Series  December 31, 2002  61

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

STATEMENTS OF CHANGES IN NET ASSETS

                                                                              Janus Aspen                       Janus Aspen
                                                                                Growth                       Aggressive Growth
For the fiscal year ended December 31                                          Portfolio                         Portfolio
(all numbers in thousands)                                               2002             2001             2002             2001
------------------------------------------------------------------------------------------------------------------------------------
Operations:
  Net investment income/(loss)                                      $     (2,251)    $       1,846    $     (1,655)    $     (6,295)
  Net realized gain/(loss) from investment transactions
    and foreign currency transactions                                   (354,161)        (864,484)        (616,665)      (1,447,067)
  Change in unrealized net appreciation/(depreciation)
    of investments and foreign currency translations                    (332,600)         (57,057)          (5,184)         (12,668)
------------------------------------------------------------------------------------------------------------------------------------
Net Increase/(Decrease) in Net Assets Resulting from Operations         (689,012)        (919,695)        (623,504)      (1,466,030)
------------------------------------------------------------------------------------------------------------------------------------
Dividends and Distributions to Shareholders:
  Net investment income*                                                       --          (1,848)               --               --
  Net realized gain from investment transactions*                              --          (6,012)               --               --
  Tax Return of Capital*                                                       --             (80)               --               --
------------------------------------------------------------------------------------------------------------------------------------
Net Decrease from Dividends and Distributions                                  --          (7,940)               --               --
------------------------------------------------------------------------------------------------------------------------------------
Capital Share Transactions:
  Shares sold
    Institutional Shares                                                  317,792          477,755          378,452          648,763
    Service Shares                                                         71,344          192,816          171,606          212,264
    Service II Shares                                                         N/A              N/A              N/A              N/A
  Reinvested dividends and distributions
    Institutional Shares                                                       --            7,645               --               --
    Service Shares                                                             --              295               --               --
    Service II Shares                                                         N/A              N/A              N/A              N/A
  Shares repurchased
    Institutional Shares                                                (705,285)        (634,488)        (587,178)        (634,877)
    Service Shares                                                       (60,589)         (22,885)        (152,403)         (97,634)
    Service II Shares                                                         N/A              N/A              N/A              N/A
------------------------------------------------------------------------------------------------------------------------------------
Net Increase/(Decrease) from Capital Share Transactions                 (376,738)           21,138        (189,523)          128,516
------------------------------------------------------------------------------------------------------------------------------------
Net Increase/(Decrease) in Net Assets                                 (1,065,750)        (906,497)        (813,027)      (1,337,514)
Net Assets:
  Beginning of period                                                   2,727,966        3,634,463        2,274,389        3,611,903
------------------------------------------------------------------------------------------------------------------------------------
  End of period                                                     $   1,662,216    $   2,727,966    $   1,461,362    $   2,274,389
------------------------------------------------------------------------------------------------------------------------------------
Net Assets Consist of:
  Capital (par value and paid-in surplus)*                          $   3,220,956    $   3,599,918    $   3,978,665    $   4,169,844
  Undistributed net investment income/(loss)*                                (28)              (1)               --               --
  Undistributed net realized gain/(loss) from investments*            (1,277,576)        (923,415)      (2,434,717)      (1,818,052)
  Unrealized appreciation/(depreciation)
    of investments and foreign currency translations                    (281,136)           51,464         (82,586)         (77,403)
------------------------------------------------------------------------------------------------------------------------------------
Total Net Assets                                                    $   1,662,216    $   2,727,966    $   1,461,362    $   2,274,389
------------------------------------------------------------------------------------------------------------------------------------
Transactions in Portfolio Shares - Institutional Shares
  Shares sold                                                              17,613           21,018           21,168           24,285
  Reinvested dividends and distributions                                       --              332               --               --
------------------------------------------------------------------------------------------------------------------------------------
Total                                                                      17,613           21,350           21,168           24,285
------------------------------------------------------------------------------------------------------------------------------------
  Shares Repurchased                                                     (41,220)         (29,402)         (33,319)         (24,548)
Net Increase/(Decrease) in Portfolio Shares                              (23,607)          (8,052)         (12,151)            (263)
Shares Outstanding, Beginning of Period                                   125,267          133,319           95,770           96,033
------------------------------------------------------------------------------------------------------------------------------------
Shares Outstanding, End of Period                                         101,660          125,267           83,619           95,770
------------------------------------------------------------------------------------------------------------------------------------
Transactions in Portfolio Shares - Service Shares(1)
  Shares sold                                                           4,005,488        9,086,376        9,084,621        8,375,264
  Reinvested dividends and distributions                                       --           12,711               --               --
------------------------------------------------------------------------------------------------------------------------------------
Total                                                                   4,005,488        9,099,087        9,084,621        8,375,264
------------------------------------------------------------------------------------------------------------------------------------
  Shares Repurchased                                                  (3,752,593)      (1,076,388)      (8,115,509)      (4,072,756)
Net Increase/(Decrease) in Portfolio Shares                               252,895        8,022,699          969,112        4,302,508
Shares Outstanding, Beginning of Period                                11,992,889        3,970,190        7,808,684        3,506,176
------------------------------------------------------------------------------------------------------------------------------------
Shares Outstanding, End of Period                                      12,245,784       11,992,889        8,777,796        7,808,684
------------------------------------------------------------------------------------------------------------------------------------
Transactions in Portfolio Shares - Service II Shares(1)
  Shares sold                                                                 N/A              N/A              N/A              N/A
  Reinvested dividends and distributions                                      N/A              N/A              N/A              N/A
------------------------------------------------------------------------------------------------------------------------------------
Total                                                                         N/A              N/A              N/A              N/A
------------------------------------------------------------------------------------------------------------------------------------
  Shares Repurchased                                                          N/A              N/A              N/A              N/A
Net Increase/(Decrease) in Portfolio Shares                                   N/A              N/A              N/A              N/A
Shares Outstanding, Beginning of Period                                       N/A              N/A              N/A              N/A
------------------------------------------------------------------------------------------------------------------------------------
Shares Outstanding, End of Period                                             N/A              N/A              N/A              N/A
------------------------------------------------------------------------------------------------------------------------------------
Purchases and Sales of Investment Securities:
(excluding short-term securities)
  Purchases of securities                                           $     790,061    $   1,557,267    $     934,653    $   2,579,311
  Proceeds from sales of securities                                     1,080,532        1,395,245        1,062,191        2,453,335
  Purchases of long-term U.S. government obligations                           --               --               --               --
  Proceeds from sales of long-term U.S. government obligations                 --               --               --               --

* See Note 3 in Notes to Financial Statements.
(1) Transactions in Portfolio Shares - Service and Service II Shares numbers are not in thousands.

See Notes to Financial Statements.

62  Janus Aspen Series  December 31, 2002

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                                                                              Janus Aspen                       Janus Aspen
                                                                         Capital Appreciation                   Core Equity
For the fiscal year ended December 31                                          Portfolio                         Portfolio
(all numbers in thousands)                                               2002             2001             2002             2001
------------------------------------------------------------------------------------------------------------------------------------
Operations:
  Net investment income/(loss)                                      $       4,892    $      11,738    $          39    $          90
  Net realized gain/(loss) from investment transactions
    and foreign currency transactions                                   (149,454)        (306,784)          (1,464)          (1,602)
  Change in unrealized net appreciation/(depreciation)
    of investments and foreign currency translations                     (43,925)         (68,416)          (1,189)            (495)
------------------------------------------------------------------------------------------------------------------------------------
Net Increase/(Decrease) in Net Assets Resulting from Operations         (188,487)        (363,462)          (2,614)          (2,007)
------------------------------------------------------------------------------------------------------------------------------------
Dividends and Distributions to Shareholders:
  Net investment income*                                                  (4,849)         (15,054)             (39)             (97)
  Net realized gain from investment transactions*                              --               --               --            (504)
  Tax Return of Capital*                                                       --               --               --               --
------------------------------------------------------------------------------------------------------------------------------------
Net Decrease from Dividends and Distributions                             (4,849)         (15,054)             (39)            (601)
------------------------------------------------------------------------------------------------------------------------------------
Capital Share Transactions:
  Shares sold
    Institutional Shares                                                  105,212          199,630            3,455            1,725
    Service Shares                                                        121,456          335,804            1,004              941
    Service II Shares                                                         N/A              N/A              N/A              N/A
  Reinvested dividends and distributions
    Institutional Shares                                                    3,549           10,470               38              578
    Service Shares                                                          1,300            4,529                1               23
    Service II Shares                                                         N/A              N/A              N/A              N/A
  Shares repurchased
    Institutional Shares                                                (242,101)        (204,933)          (3,856)          (2,863)
    Service Shares                                                      (175,251)        (230,798)            (518)            (209)
    Service II Shares                                                         N/A              N/A              N/A              N/A
------------------------------------------------------------------------------------------------------------------------------------
Net Increase/(Decrease) from Capital Share Transactions                 (185,835)          114,702              124              195
------------------------------------------------------------------------------------------------------------------------------------
Net Increase/(Decrease) in Net Assets                                   (379,171)        (263,814)          (2,529)          (2,413)
Net Assets:
  Beginning of period                                                   1,274,647        1,538,461           13,605           16,018
------------------------------------------------------------------------------------------------------------------------------------
  End of period                                                     $     895,476    $   1,274,647    $      11,076    $      13,605
------------------------------------------------------------------------------------------------------------------------------------
Net Assets Consist of:
  Capital (par value and paid-in surplus)*                          $   1,637,651    $   1,823,486    $      14,964    $      14,840
  Undistributed net investment income/(loss)*                                 934              891                9                6
  Undistributed net realized gain/(loss) from investments*              (627,443)        (477,989)          (3,305)          (1,838)
  Unrealized appreciation/(depreciation)
    of investments and foreign currency translations                    (115,666)         (71,741)            (592)              597
------------------------------------------------------------------------------------------------------------------------------------
Total Net Assets                                                    $     895,476    $   1,274,647    $      11,076    $      13,605
------------------------------------------------------------------------------------------------------------------------------------
Transactions in Portfolio Shares - Institutional Shares
  Shares sold                                                               5,511            8,561              233               97
  Reinvested dividends and distributions                                      192              475                3               33
------------------------------------------------------------------------------------------------------------------------------------
Total                                                                       5,703            9,036              236              130
------------------------------------------------------------------------------------------------------------------------------------
  Shares Repurchased                                                     (12,764)          (9,284)            (271)            (172)
Net Increase/(Decrease) in Portfolio Shares                               (7,061)            (248)             (35)             (42)
Shares Outstanding, Beginning of Period                                    37,477           37,725              777              819
------------------------------------------------------------------------------------------------------------------------------------
Shares Outstanding, End of Period                                          30,416           37,477              742              777
------------------------------------------------------------------------------------------------------------------------------------
Transactions in Portfolio Shares - Service Shares(1)
  Shares sold                                                           6,362,392       14,634,510           69,744           55,115
  Reinvested dividends and distributions                                   70,453          204,508               77            1,358
------------------------------------------------------------------------------------------------------------------------------------
Total                                                                   6,432,845       14,839,018           69,821           56,473
------------------------------------------------------------------------------------------------------------------------------------
  Shares Repurchased                                                  (9,349,791)     (10,512,406)         (34,896)         (12,431)
Net Increase/(Decrease) in Portfolio Shares                           (2,916,946)        4,326,612           34,925           44,042
Shares Outstanding, Beginning of Period                                24,217,036       19,890,424           60,122           16,080
------------------------------------------------------------------------------------------------------------------------------------
Shares Outstanding, End of Period                                      21,300,090       24,217,036           95,047           60,122
------------------------------------------------------------------------------------------------------------------------------------
Transactions in Portfolio Shares - Service II Shares(1)
  Shares sold                                                                 N/A              N/A              N/A              N/A
  Reinvested dividends and distributions                                      N/A              N/A              N/A              N/A
------------------------------------------------------------------------------------------------------------------------------------
Total                                                                         N/A              N/A              N/A              N/A
------------------------------------------------------------------------------------------------------------------------------------
  Shares Repurchased                                                          N/A              N/A              N/A              N/A
Net Increase/(Decrease) in Portfolio Shares                                   N/A              N/A              N/A              N/A
Shares Outstanding, Beginning of Period                                       N/A              N/A              N/A              N/A
------------------------------------------------------------------------------------------------------------------------------------
Shares Outstanding, End of Period                                             N/A              N/A              N/A              N/A
------------------------------------------------------------------------------------------------------------------------------------
Purchases and Sales of Investment Securities:
(excluding short-term securities)
  Purchases of securities                                           $     571,289    $   1,239,236    $      11,636    $      15,571
  Proceeds from sales of securities                                       544,326          737,427           10,901           14,391
  Purchases of long-term U.S. government obligations                        4,400               --              121              569
  Proceeds from sales of long-term U.S. government obligations                 --               --              251              455

                                                                              Janus Aspen                       Janus Aspen
                                                                               Balanced                      Growth and Income
For the fiscal year ended December 31                                          Portfolio                         Portfolio
(all numbers in thousands)                                               2002             2001             2002             2001
------------------------------------------------------------------------------------------------------------------------------------
Operations:
  Net investment income/(loss)                                      $      89,465    $      99,910    $       1,039    $       1,926
  Net realized gain/(loss) from investment transactions
    and foreign currency transactions                                   (255,457)        (173,368)         (23,483)         (28,735)
  Change in unrealized net appreciation/(depreciation)
    of investments and foreign currency translations                     (81,035)         (94,659)         (15,427)            (312)
------------------------------------------------------------------------------------------------------------------------------------
Net Increase/(Decrease) in Net Assets Resulting from Operations         (247,027)        (168,117)         (37,871)         (27,121)
------------------------------------------------------------------------------------------------------------------------------------
Dividends and Distributions to Shareholders:
  Net investment income*                                                 (86,774)         (92,483)          (1,010)          (2,121)
  Net realized gain from investment transactions*                              --               --               --               --
  Tax Return of Capital*                                                       --               --               --               --
------------------------------------------------------------------------------------------------------------------------------------
Net Decrease from Dividends and Distributions                            (86,774)         (92,483)          (1,010)          (2,121)
------------------------------------------------------------------------------------------------------------------------------------
Capital Share Transactions:
  Shares sold
    Institutional Shares                                                  325,482          492,436            4,594            6,926
    Service Shares                                                        135,447          160,527           20,287           56,233
    Service II Shares                                                         N/A              N/A              N/A              N/A
  Reinvested dividends and distributions
    Institutional Shares                                                   81,534           89,993              575            1,432
    Service Shares                                                          5,240            2,490              435              689
    Service II Shares                                                         N/A              N/A              N/A              N/A
  Shares repurchased
    Institutional Shares                                                (379,485)        (253,880)         (24,034)         (21,655)
    Service Shares                                                       (28,451)         (13,979)         (23,431)         (14,594)
    Service II Shares                                                         N/A              N/A              N/A              N/A
------------------------------------------------------------------------------------------------------------------------------------
Net Increase/(Decrease) from Capital Share Transactions                   139,767          477,587         (21,574)           29,031
------------------------------------------------------------------------------------------------------------------------------------
Net Increase/(Decrease) in Net Assets                                   (194,034)          216,987         (60,455)            (211)
Net Assets:
  Beginning of period                                                   3,618,002        3,401,015          177,813          178,024
------------------------------------------------------------------------------------------------------------------------------------
  End of period                                                     $   3,423,968    $   3,618,002    $     117,358    $     177,813
------------------------------------------------------------------------------------------------------------------------------------
Net Assets Consist of:
  Capital (par value and paid-in surplus)*                          $   3,905,700    $   3,765,933    $     191,064    $     212,637
  Undistributed net investment income/(loss)*                               8,676            5,542              114               84
  Undistributed net realized gain/(loss) from investments*              (448,560)        (192,660)         (56,537)         (33,052)
  Unrealized appreciation/(depreciation)
    of investments and foreign currency translations                     (41,848)           39,187         (17,283)          (1,856)
------------------------------------------------------------------------------------------------------------------------------------
Total Net Assets                                                    $   3,423,968    $   3,618,002    $     117,358    $     177,813
------------------------------------------------------------------------------------------------------------------------------------
Transactions in Portfolio Shares - Institutional Shares
  Shares sold                                                              14,796           21,063              350              438
  Reinvested dividends and distributions                                    3,878            3,937               47               92
------------------------------------------------------------------------------------------------------------------------------------
Total                                                                      18,674           25,000              397              530
------------------------------------------------------------------------------------------------------------------------------------
  Shares Repurchased                                                     (17,880)         (11,132)          (1,845)          (1,411)
Net Increase/(Decrease) in Portfolio Shares                                   794           13,868          (1,448)            (881)
Shares Outstanding, Beginning of Period                                   151,769          137,901            6,230            7,111
------------------------------------------------------------------------------------------------------------------------------------
Shares Outstanding, End of Period                                         152,563          151,769            4,782            6,230
------------------------------------------------------------------------------------------------------------------------------------
Transactions in Portfolio Shares - Service Shares(1)
  Shares sold                                                           6,043,321        6,795,702        1,468,423        3,516,345
  Reinvested dividends and distributions                                  241,570          106,048           35,741           44,389
------------------------------------------------------------------------------------------------------------------------------------
Total                                                                   6,284,891        6,901,750        1,504,164        3,560,734
------------------------------------------------------------------------------------------------------------------------------------
  Shares Repurchased                                                  (1,291,002)        (600,570)      (1,859,894)        (958,747)
Net Increase/(Decrease) in Portfolio Shares                             4,993,889        6,301,180        (355,730)        2,601,987
Shares Outstanding, Beginning of Period                                 8,252,424        1,951,244        5,726,140        3,124,153
------------------------------------------------------------------------------------------------------------------------------------
Shares Outstanding, End of Period                                      13,246,313        8,252,424        5,370,410        5,726,140
------------------------------------------------------------------------------------------------------------------------------------
Transactions in Portfolio Shares - Service II Shares(1)
  Shares sold                                                                 N/A              N/A              N/A              N/A
  Reinvested dividends and distributions                                      N/A              N/A              N/A              N/A
------------------------------------------------------------------------------------------------------------------------------------
Total                                                                         N/A              N/A              N/A              N/A
------------------------------------------------------------------------------------------------------------------------------------
  Shares Repurchased                                                          N/A              N/A              N/A              N/A
Net Increase/(Decrease) in Portfolio Shares                                   N/A              N/A              N/A              N/A
Shares Outstanding, Beginning of Period                                       N/A              N/A              N/A              N/A
------------------------------------------------------------------------------------------------------------------------------------
Shares Outstanding, End of Period                                             N/A              N/A              N/A              N/A
------------------------------------------------------------------------------------------------------------------------------------
Purchases and Sales of Investment Securities:
(excluding short-term securities)
  Purchases of securities                                           $   1,990,502    $   2,808,283    $      63,146    $     115,281
  Proceeds from sales of securities                                     1,737,512        2,117,439           69,925           77,413
  Purchases of long-term U.S. government obligations                      880,313        1,209,543           12,443            5,900
  Proceeds from sales of long-term U.S. government obligations          1,025,762        1,353,291           12,545            4,006

                                                                              Janus Aspen
                                                                            Strategic Value
For the fiscal year ended December 31                                          Portfolio
(all numbers in thousands)                                               2002             2001
--------------------------------------------------------------------------------------------------
Operations:
  Net investment income/(loss)                                      $        (95)    $          38
  Net realized gain/(loss) from investment transactions
    and foreign currency transactions                                     (3,513)          (1,888)
  Change in unrealized net appreciation/(depreciation)
    of investments and foreign currency translations                      (3,091)              545
--------------------------------------------------------------------------------------------------
Net Increase/(Decrease) in Net Assets Resulting from Operations           (6,699)          (1,305)
--------------------------------------------------------------------------------------------------
Dividends and Distributions to Shareholders:
  Net investment income*                                                       --             (46)
  Net realized gain from investment transactions*                              --               --
  Tax Return of Capital*                                                       --              (3)
--------------------------------------------------------------------------------------------------
Net Decrease from Dividends and Distributions                                  --             (49)
--------------------------------------------------------------------------------------------------
Capital Share Transactions:
  Shares sold
    Institutional Shares                                                    3,737            5,015
    Service Shares                                                         13,067           17,863
    Service II Shares                                                         N/A              N/A
  Reinvested dividends and distributions
    Institutional Shares                                                       --               30
    Service Shares                                                             --               19
    Service II Shares                                                         N/A              N/A
  Shares repurchased
    Institutional Shares                                                  (4,258)          (3,819)
    Service Shares                                                        (7,994)          (3,177)
    Service II Shares                                                         N/A              N/A
--------------------------------------------------------------------------------------------------
Net Increase/(Decrease) from Capital Share Transactions                     4,552           15,931
--------------------------------------------------------------------------------------------------
Net Increase/(Decrease) in Net Assets                                     (2,147)           14,577
Net Assets:
  Beginning of period                                                      20,665            6,088
--------------------------------------------------------------------------------------------------
  End of period                                                     $      18,518    $      20,665
--------------------------------------------------------------------------------------------------
Net Assets Consist of:
  Capital (par value and paid-in surplus)*                          $      26,558    $      22,103
  Undistributed net investment income/(loss)*                                  --               --
  Undistributed net realized gain/(loss) from investments*                (5,562)          (2,051)
  Unrealized appreciation/(depreciation)
    of investments and foreign currency translations                      (2,478)              613
--------------------------------------------------------------------------------------------------
Total Net Assets                                                    $      18,518    $      20,665
--------------------------------------------------------------------------------------------------
Transactions in Portfolio Shares - Institutional Shares
  Shares sold                                                                 446              501
  Reinvested dividends and distributions                                       --                3
--------------------------------------------------------------------------------------------------
Total                                                                         446              504
--------------------------------------------------------------------------------------------------
  Shares Repurchased                                                        (539)            (405)
Net Increase/(Decrease) in Portfolio Shares                                  (93)               99
Shares Outstanding, Beginning of Period                                       554              455
--------------------------------------------------------------------------------------------------
Shares Outstanding, End of Period                                             461              554
--------------------------------------------------------------------------------------------------
Transactions in Portfolio Shares - Service Shares(1)
  Shares sold                                                           1,463,164        1,884,765
  Reinvested dividends and distributions                                       --            1,936
--------------------------------------------------------------------------------------------------
Total                                                                   1,463,164        1,886,701
--------------------------------------------------------------------------------------------------
  Shares Repurchased                                                    (989,115)        (340,528)
Net Increase/(Decrease) in Portfolio Shares                               474,049        1,546,173
Shares Outstanding, Beginning of Period                                 1,699,401          153,228
--------------------------------------------------------------------------------------------------
Shares Outstanding, End of Period                                       2,173,450        1,699,401
--------------------------------------------------------------------------------------------------
Transactions in Portfolio Shares - Service II Shares(1)
  Shares sold                                                                 N/A              N/A
  Reinvested dividends and distributions                                      N/A              N/A
--------------------------------------------------------------------------------------------------
Total                                                                         N/A              N/A
--------------------------------------------------------------------------------------------------
  Shares Repurchased                                                          N/A              N/A
Net Increase/(Decrease) in Portfolio Shares                                   N/A              N/A
Shares Outstanding, Beginning of Period                                       N/A              N/A
--------------------------------------------------------------------------------------------------
Shares Outstanding, End of Period                                             N/A              N/A
--------------------------------------------------------------------------------------------------
Purchases and Sales of Investment Securities:
(excluding short-term securities)
  Purchases of securities                                           $      20,537    $      20,081
  Proceeds from sales of securities                                        10,168            8,816
  Purchases of long-term U.S. government obligations                           --               --
  Proceeds from sales of long-term U.S. government obligations                 --               --

* See Note 3 in Notes to Financial Statements.
(1) Transactions in Portfolio Shares - Service and Service II Shares numbers are not in thousands.

                                       Janus Aspen Series  December 31, 2002  63

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

STATEMENTS OF CHANGES IN NET ASSETS (continued)

                                                                              Janus Aspen                       Janus Aspen
                                                                          International Growth               Worldwide Growth
For the fiscal year or period ended December 31                                Portfolio                         Portfolio
(all numbers in thousands)                                               2002             2001             2002             2001
------------------------------------------------------------------------------------------------------------------------------------
Operations:
  Net investment income/(loss)                                      $       9,906    $      12,706    $      42,781    $      50,509
  Net realized gain/(loss) from investment transactions
    and foreign currency transactions                                   (288,871)        (373,189)        (941,245)      (1,250,946)
  Change in unrealized net appreciation/(depreciation)
    of investments and foreign currency translations                     (51,095)         (34,409)        (555,716)        (566,073)
------------------------------------------------------------------------------------------------------------------------------------
Net Increase/(Decrease) in Net Assets Resulting from Operations         (330,060)        (394,892)      (1,454,180)      (1,766,510)
------------------------------------------------------------------------------------------------------------------------------------
Dividends and Distributions to Shareholders:
  Net investment income*                                                  (9,487)         (12,432)         (42,418)         (30,871)
  Net realized gain from investment transactions*                              --               --               --               --
  Tax Return of Capital*                                                       --          (1,196)               --               --
------------------------------------------------------------------------------------------------------------------------------------
Net Decrease from Dividends and Distributions                             (9,487)         (13,628)         (42,418)         (30,871)
------------------------------------------------------------------------------------------------------------------------------------
Capital Share Transactions:
  Shares sold
    Institutional Shares                                                2,091,962        1,334,758        1,967,906        1,868,238
    Service Shares                                                      2,481,452        2,075,701        1,025,419          557,231
    Service II Shares                                                      42,412              N/A               10              N/A
  Reinvested dividends and distributions
    Institutional Shares                                                    6,336            9,883           41,214           30,505
    Service Shares                                                          3,069            3,745            1,205              365
    Service II Shares                                                          70              N/A               --              N/A
  Shares repurchased
    Institutional Shares                                              (2,159,593)      (1,356,535)      (2,549,467)      (2,122,925)
    Service Shares                                                    (2,520,652)      (1,903,124)        (953,349)        (432,833)
    Service II Shares                                                     (1,961)              N/A               --              N/A
------------------------------------------------------------------------------------------------------------------------------------
Net Increase/(Decrease) from Capital Share Transactions                  (56,905)          164,428        (467,062)         (99,419)
------------------------------------------------------------------------------------------------------------------------------------
Net Increase/(Decrease) in Net Assets                                   (396,452)        (244,092)      (1,963,660)      (1,896,800)
Net Assets:
  Beginning of period                                                   1,411,786        1,655,878        5,879,120        7,775,920
------------------------------------------------------------------------------------------------------------------------------------
  End of period                                                     $   1,015,334    $   1,411,786    $   3,915,460    $   5,879,120
------------------------------------------------------------------------------------------------------------------------------------
Net Assets Consist of:
  Capital (par value and paid-in surplus)*                          $   1,816,743    $   1,873,647    $   6,489,613    $   6,956,675
  Undistributed net investment income/(loss)*                                 164             (64)            3,346            3,403
  Undistributed net realized gain/(loss) from investments*              (744,740)        (456,059)      (2,342,114)      (1,401,289)
  Unrealized appreciation/(depreciation)
    of investments and foreign currency translations                     (56,833)          (5,738)        (235,385)          320,331
------------------------------------------------------------------------------------------------------------------------------------
Total Net Assets                                                    $   1,015,334    $   1,411,786    $   3,915,460    $   5,879,120
------------------------------------------------------------------------------------------------------------------------------------
Transactions in Portfolio Shares - Institutional Shares
  Shares sold                                                             104,959           52,830           79,758           59,161
  Reinvested dividends and distributions                                      339              399            1,839            1,020
------------------------------------------------------------------------------------------------------------------------------------
Total                                                                     105,298           53,229           81,597           60,181
------------------------------------------------------------------------------------------------------------------------------------
  Shares Repurchased                                                    (107,745)         (53,661)        (104,700)         (68,537)
Net Increase/(Decrease) in Portfolio Shares                               (2,447)            (432)         (23,103)          (8,356)
Shares Outstanding, Beginning of Period                                    37,064           37,496          199,974          208,330
------------------------------------------------------------------------------------------------------------------------------------
Shares Outstanding, End of Period                                          34,617           37,064          176,871          199,974
------------------------------------------------------------------------------------------------------------------------------------
Transactions in Portfolio Shares - Service Shares(1)
  Shares sold                                                         120,656,849       85,065,105       41,899,023       18,926,181
  Reinvested dividends and distributions                                  163,524          150,227           54,257           12,032
------------------------------------------------------------------------------------------------------------------------------------
Total                                                                 120,820,373       85,215,332       41,953,280       18,938,213
------------------------------------------------------------------------------------------------------------------------------------
  Shares Repurchased                                                (121,917,895)     (78,187,459)     (38,798,344)     (14,849,982)
Net Increase/(Decrease) in Portfolio Shares                           (1,097,522)        7,027,873        3,154,936        4,088,231
Shares Outstanding, Beginning of Period                                23,255,895       16,228,022        6,039,918        1,951,687
------------------------------------------------------------------------------------------------------------------------------------
Shares Outstanding, End of Period                                      22,158,373       23,255,895        9,194,854        6,039,918
------------------------------------------------------------------------------------------------------------------------------------
Transactions in Portfolio Shares - Service II Shares(1)
  Shares sold                                                           2,167,341              N/A              351              N/A
  Reinvested dividends and distributions                                    3,958              N/A                2              N/A
------------------------------------------------------------------------------------------------------------------------------------
Total                                                                   2,171,299              N/A              353              N/A
------------------------------------------------------------------------------------------------------------------------------------
  Shares Repurchased                                                    (101,267)              N/A               --              N/A
Net Increase/(Decrease) in Portfolio Shares                             2,070,032              N/A              353              N/A
Shares Outstanding, Beginning of Period                                        --              N/A               --              N/A
------------------------------------------------------------------------------------------------------------------------------------
Shares Outstanding, End of Period                                       2,070,032              N/A              353              N/A
------------------------------------------------------------------------------------------------------------------------------------
Purchases and Sales of Investment Securities:
(excluding short-term securities)
  Purchases of securities                                           $     850,472    $   1,185,481    $   3,281,140    $   5,712,901
  Proceeds from sales of securities                                       882,623          808,446        3,608,117        4,697,653
  Purchases of long-term U.S. government obligations                           --               --               --               --
  Proceeds from sales of long-term U.S. government obligations                 --               --               --               --

* See Note 3 in Notes to Financial Statements.
(1) Transactions in Portfolio Shares - Service and Service II Shares numbers are not in thousands.

See Notes to Financial Statements.

64  Janus Aspen Series  December 31, 2002

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                                                                             Janus Aspen                       Janus Aspen
                                                                         International Value               Global Life Sciences
For the fiscal year or period ended December 31                              Portfolio(2)                        Portfolio
(all numbers in thousands)                                               2002           2001(3)            2002             2001
------------------------------------------------------------------------------------------------------------------------------------
Operations:
  Net investment income/(loss)                                      $         (4)    $           1    $       (236)    $       (176)
  Net realized gain/(loss) from investment transactions
    and foreign currency transactions                                       (311)               17         (10,712)          (9,994)
  Change in unrealized net appreciation/(depreciation)
    of investments and foreign currency translations                        (422)               82          (3,222)              379
------------------------------------------------------------------------------------------------------------------------------------
Net Increase/(Decrease) in Net Assets Resulting from Operations             (737)              100         (14,170)          (9,791)
------------------------------------------------------------------------------------------------------------------------------------
Dividends and Distributions to Shareholders:
  Net investment income*                                                       --              (1)               --              (3)
  Net realized gain from investment transactions*                            (27)               --               --               --
  Tax Return of Capital*                                                       --               --               --              (6)
------------------------------------------------------------------------------------------------------------------------------------
Net Decrease from Dividends and Distributions                                (27)              (1)               --              (9)
------------------------------------------------------------------------------------------------------------------------------------
Capital Share Transactions:
  Shares sold
    Institutional Shares                                                      N/A              N/A              709            3,221
    Service Shares                                                          6,163            2,008           11,071           32,095
    Service II Shares                                                         N/A              N/A              N/A              N/A
  Reinvested dividends and distributions
    Institutional Shares                                                      N/A              N/A               --                9
    Service Shares                                                             27                1               --               --
    Service II Shares                                                         N/A              N/A              N/A              N/A
  Shares repurchased
    Institutional Shares                                                      N/A              N/A          (1,728)          (6,406)
    Service Shares                                                        (1,565)               --         (16,142)         (27,975)
    Service II Shares                                                         N/A              N/A              N/A              N/A
------------------------------------------------------------------------------------------------------------------------------------
Net Increase/(Decrease) from Capital Share Transactions                     4,625            2,009          (6,090)              944
------------------------------------------------------------------------------------------------------------------------------------
Net Increase/(Decrease) in Net Assets                                       3,861            2,108         (20,260)          (8,856)
Net Assets:
  Beginning of period                                                       2,108               --           50,133           58,989
------------------------------------------------------------------------------------------------------------------------------------
  End of period                                                     $       5,969    $       2,108    $      29,873    $      50,133
------------------------------------------------------------------------------------------------------------------------------------
Net Assets Consist of:
  Capital (par value and paid-in surplus)*                          $       6,629    $       2,009    $      51,040    $      57,364
  Undistributed net investment income/(loss)*                                   2               --               --               --
  Undistributed net realized gain/(loss) from investments*                  (322)               17         (21,985)         (11,271)
  Unrealized appreciation/(depreciation)
    of investments and foreign currency translations                        (340)               82              818            4,040
------------------------------------------------------------------------------------------------------------------------------------
Total Net Assets                                                    $       5,969    $       2,108    $      29,873    $      50,133
------------------------------------------------------------------------------------------------------------------------------------
Transactions in Portfolio Shares - Institutional Shares
  Shares sold                                                                 N/A              N/A              111              428
  Reinvested dividends and distributions                                      N/A              N/A               --                1
------------------------------------------------------------------------------------------------------------------------------------
Total                                                                         N/A              N/A              111              429
------------------------------------------------------------------------------------------------------------------------------------
  Shares Repurchased                                                          N/A              N/A            (268)            (840)
Net Increase/(Decrease) in Portfolio Shares                                   N/A              N/A            (157)            (411)
Shares Outstanding, Beginning of Period                                       N/A              N/A              769            1,180
------------------------------------------------------------------------------------------------------------------------------------
Shares Outstanding, End of Period                                             N/A              N/A              612              769
------------------------------------------------------------------------------------------------------------------------------------
Transactions in Portfolio Shares - Service Shares(1)
  Shares sold                                                             628,980          200,754        1,666,804        4,176,893
  Reinvested dividends and distributions                                    2,568              135               --               --
------------------------------------------------------------------------------------------------------------------------------------
Total                                                                     631,548          200,889        1,666,804        4,176,893
------------------------------------------------------------------------------------------------------------------------------------
  Shares Repurchased                                                    (169,375)               --      (2,509,116)      (3,639,459)
Net Increase/(Decrease) in Portfolio Shares                               462,173          200,889        (842,312)          537,434
Shares Outstanding, Beginning of Period                                   200,889               --        5,694,565        5,157,131
------------------------------------------------------------------------------------------------------------------------------------
Shares Outstanding, End of Period                                         663,062          200,889        4,852,253        5,694,565
------------------------------------------------------------------------------------------------------------------------------------
Transactions in Portfolio Shares - Service II Shares(1)
  Shares sold                                                                 N/A              N/A              N/A              N/A
  Reinvested dividends and distributions                                      N/A              N/A              N/A              N/A
------------------------------------------------------------------------------------------------------------------------------------
Total                                                                         N/A              N/A              N/A              N/A
------------------------------------------------------------------------------------------------------------------------------------
  Shares Repurchased                                                          N/A              N/A              N/A              N/A
Net Increase/(Decrease) in Portfolio Shares                                   N/A              N/A              N/A              N/A
Shares Outstanding, Beginning of Period                                       N/A              N/A              N/A              N/A
------------------------------------------------------------------------------------------------------------------------------------
Shares Outstanding, End of Period                                             N/A              N/A              N/A              N/A
------------------------------------------------------------------------------------------------------------------------------------
Purchases and Sales of Investment Securities:
(excluding short-term securities)
  Purchases of securities                                           $       7,070    $       2,148    $      43,072    $      52,563
  Proceeds from sales of securities                                         3,469              216           47,708           46,616
  Purchases of long-term U.S. government obligations                           --               --               --               --
  Proceeds from sales of long-term U.S. government obligations                 --               --               --               --

                                                                              Janus Aspen                      Janus Aspen
                                                                          Global Technology                  Flexible Income
For the fiscal year or period ended December 31                                Portfolio                         Portfolio
(all numbers in thousands)                                               2002             2001             2002             2001
------------------------------------------------------------------------------------------------------------------------------------
Operations:
  Net investment income/(loss)                                      $       (590)    $       1,335    $      23,719    $      18,706
  Net realized gain/(loss) from investment transactions
    and foreign currency transactions                                   (134,337)        (255,206)            (998)           4,841
  Change in unrealized net appreciation/(depreciation)
    of investments and foreign currency translations                       21,826           92,879           25,914          (1,575)
------------------------------------------------------------------------------------------------------------------------------------
Net Increase/(Decrease) in Net Assets Resulting from Operations         (113,101)        (160,992)           48,635           21,972
------------------------------------------------------------------------------------------------------------------------------------
Dividends and Distributions to Shareholders:
  Net investment income*                                                       --          (2,265)         (23,513)         (19,405)
  Net realized gain from investment transactions*                              --               --               --               --
  Tax Return of Capital*                                                       --             (23)               --               --
------------------------------------------------------------------------------------------------------------------------------------
Net Decrease from Dividends and Distributions                                  --          (2,288)         (23,513)         (19,405)
------------------------------------------------------------------------------------------------------------------------------------
Capital Share Transactions:
  Shares sold
    Institutional Shares                                                    3,639            6,263          336,396       188,617(4)
    Service Shares                                                        101,761          339,553           13,446            1,869
    Service II Shares                                                      17,979              N/A              N/A              N/A
  Reinvested dividends and distributions
    Institutional Shares                                                       --              295           23,184           19,327
    Service Shares                                                             --            1,993              329               78
    Service II Shares                                                          --              N/A              N/A              N/A
  Shares repurchased
    Institutional Shares                                                  (4,332)         (34,417)        (180,496)         (65,394)
    Service Shares                                                      (152,733)        (267,155)          (2,412)            (388)
    Service II Shares                                                     (1,671)              N/A              N/A              N/A
------------------------------------------------------------------------------------------------------------------------------------
Net Increase/(Decrease) from Capital Share Transactions                  (35,357)           46,532          190,447          144,109
------------------------------------------------------------------------------------------------------------------------------------
Net Increase/(Decrease) in Net Assets                                   (148,458)        (116,748)          215,569          146,676
Net Assets:
  Beginning of period                                                     292,746          409,494          389,645          242,969
------------------------------------------------------------------------------------------------------------------------------------
  End of period                                                     $     144,288    $     292,746    $     605,214    $     389,645
------------------------------------------------------------------------------------------------------------------------------------
Net Assets Consist of:
  Capital (par value and paid-in surplus)*                          $     625,694    $     661,675    $     582,056    $     391,609
  Undistributed net investment income/(loss)*                                (42)             (45)            1,537            1,306
  Undistributed net realized gain/(loss) from investments*              (444,855)        (310,549)          (4,695)          (3,672)
  Unrealized appreciation/(depreciation)
    of investments and foreign currency translations                     (36,509)         (58,335)           26,316              402
------------------------------------------------------------------------------------------------------------------------------------
Total Net Assets                                                    $     144,288    $     292,746    $     605,214    $     389,645
------------------------------------------------------------------------------------------------------------------------------------
Transactions in Portfolio Shares - Institutional Shares
  Shares sold                                                               1,195            1,276           27,927        15,929(4)
  Reinvested dividends and distributions                                       --               66            1,927            1,673
------------------------------------------------------------------------------------------------------------------------------------
Total                                                                       1,195            1,342           29,854           17,602
------------------------------------------------------------------------------------------------------------------------------------
  Shares Repurchased                                                      (1,463)          (5,277)         (15,020)          (5,519)
Net Increase/(Decrease) in Portfolio Shares                                 (268)          (3,935)           14,834           12,083
Shares Outstanding, Beginning of Period                                     1,447            5,382           33,242           21,159
------------------------------------------------------------------------------------------------------------------------------------
Shares Outstanding, End of Period                                           1,179            1,447           48,076           33,242
------------------------------------------------------------------------------------------------------------------------------------
Transactions in Portfolio Shares - Service Shares(1)
  Shares sold                                                          30,652,785       72,489,148        1,081,763          154,988
  Reinvested dividends and distributions                                       --          421,245           25,969            6,561
------------------------------------------------------------------------------------------------------------------------------------
Total                                                                  30,652,785       72,910,393        1,107,732          161,549
------------------------------------------------------------------------------------------------------------------------------------
  Shares Repurchased                                                 (48,028,214)     (59,678,381)        (192,374)         (32,039)
Net Increase/(Decrease) in Portfolio Shares                          (17,375,429)       13,232,012          915,358          129,510
Shares Outstanding, Beginning of Period                                70,433,790       57,201,778          178,394           48,884
------------------------------------------------------------------------------------------------------------------------------------
Shares Outstanding, End of Period                                      53,058,361       70,433,790        1,093,752          178,394
------------------------------------------------------------------------------------------------------------------------------------
Transactions in Portfolio Shares - Service II Shares(1)
  Shares sold                                                           6,298,575              N/A              N/A              N/A
  Reinvested dividends and distributions                                       --              N/A              N/A              N/A
------------------------------------------------------------------------------------------------------------------------------------
Total                                                                   6,298,575              N/A              N/A              N/A
------------------------------------------------------------------------------------------------------------------------------------
  Shares Repurchased                                                    (602,752)              N/A              N/A              N/A
Net Increase/(Decrease) in Portfolio Shares                             5,695,823              N/A              N/A              N/A
Shares Outstanding, Beginning of Period                                        --              N/A              N/A              N/A
------------------------------------------------------------------------------------------------------------------------------------
Shares Outstanding, End of Period                                       5,695,823              N/A              N/A              N/A
------------------------------------------------------------------------------------------------------------------------------------
Purchases and Sales of Investment Securities:
(excluding short-term securities)
  Purchases of securities                                           $     136,600    $     273,734    $     559,760    $     515,116
  Proceeds from sales of securities                                       125,251          233,432          458,153          421,975
  Purchases of long-term U.S. government obligations                           --               --          647,054          541,730
  Proceeds from sales of long-term U.S. government obligations                 --               --          576,591          505,846

                                                                              Janus Aspen
                                                                             Money Market
For the fiscal year or period ended December 31                                Portfolio
(all numbers in thousands)                                               2002             2001
--------------------------------------------------------------------------------------------------
Operations:
  Net investment income/(loss)                                      $       1,525    $       3,918
  Net realized gain/(loss) from investment transactions
    and foreign currency transactions                                           1                3
  Change in unrealized net appreciation/(depreciation)
    of investments and foreign currency translations                           --               --
--------------------------------------------------------------------------------------------------
Net Increase/(Decrease) in Net Assets Resulting from Operations             1,526            3,921
--------------------------------------------------------------------------------------------------
Dividends and Distributions to Shareholders:
  Net investment income*                                                  (1,525)          (3,918)
  Net realized gain from investment transactions*                             (1)              (3)
  Tax Return of Capital*                                                       --               --
--------------------------------------------------------------------------------------------------
Net Decrease from Dividends and Distributions                             (1,526)          (3,921)
--------------------------------------------------------------------------------------------------
Capital Share Transactions:
  Shares sold
    Institutional Shares                                                  225,785          307,440
    Service Shares                                                             --               --
    Service II Shares                                                         N/A              N/A
  Reinvested dividends and distributions
    Institutional Shares                                                    1,526            3,920
    Service Shares                                                             --                1
    Service II Shares                                                         N/A              N/A
  Shares repurchased
    Institutional Shares                                                (254,140)        (281,937)
    Service Shares                                                             --               --
    Service II Shares                                                         N/A              N/A
--------------------------------------------------------------------------------------------------
Net Increase/(Decrease) from Capital Share Transactions                  (26,829)           29,424
--------------------------------------------------------------------------------------------------
Net Increase/(Decrease) in Net Assets                                    (26,829)           29,424
Net Assets:
  Beginning of period                                                     100,242           70,818
--------------------------------------------------------------------------------------------------
  End of period                                                     $      73,413    $     100,242
--------------------------------------------------------------------------------------------------
Net Assets Consist of:
  Capital (par value and paid-in surplus)*                          $      73,413    $     100,242
  Undistributed net investment income/(loss)*                                   3               --
  Undistributed net realized gain/(loss) from investments*                    (3)               --
  Unrealized appreciation/(depreciation)
    of investments and foreign currency translations                           --               --
--------------------------------------------------------------------------------------------------
Total Net Assets                                                    $      73,413    $     100,242
--------------------------------------------------------------------------------------------------
Transactions in Portfolio Shares - Institutional Shares
  Shares sold                                                             225,785          307,440
  Reinvested dividends and distributions                                    1,526            3,920
--------------------------------------------------------------------------------------------------
Total                                                                     227,311          311,360
--------------------------------------------------------------------------------------------------
  Shares Repurchased                                                    (254,140)        (281,937)
Net Increase/(Decrease) in Portfolio Shares                              (26,829)           29,423
Shares Outstanding, Beginning of Period                                   100,231           70,808
--------------------------------------------------------------------------------------------------
Shares Outstanding, End of Period                                          73,402          100,231
--------------------------------------------------------------------------------------------------
Transactions in Portfolio Shares - Service Shares(1)
  Shares sold                                                                  --               --
  Reinvested dividends and distributions                                      150              422
--------------------------------------------------------------------------------------------------
Total                                                                         150              422
--------------------------------------------------------------------------------------------------
  Shares Repurchased                                                           --               --
Net Increase/(Decrease) in Portfolio Shares                                   150              422
Shares Outstanding, Beginning of Period                                    11,022           10,600
--------------------------------------------------------------------------------------------------
Shares Outstanding, End of Period                                          11,172           11,022
--------------------------------------------------------------------------------------------------
Transactions in Portfolio Shares - Service II Shares(1)
  Shares sold                                                                 N/A              N/A
  Reinvested dividends and distributions                                      N/A              N/A
--------------------------------------------------------------------------------------------------
Total                                                                         N/A              N/A
--------------------------------------------------------------------------------------------------
  Shares Repurchased                                                          N/A              N/A
Net Increase/(Decrease) in Portfolio Shares                                   N/A              N/A
Shares Outstanding, Beginning of Period                                       N/A              N/A
--------------------------------------------------------------------------------------------------
Shares Outstanding, End of Period                                             N/A              N/A
--------------------------------------------------------------------------------------------------
Purchases and Sales of Investment Securities:
(excluding short-term securities)
  Purchases of securities                                                      --               --
  Proceeds from sales of securities                                            --               --
  Purchases of long-term U.S. government obligations                           --               --
  Proceeds from sales of long-term U.S. government obligations                 --               --

* See Note 3 in Notes to Financial Statements.
(1) Transactions in Portfolio Shares - Service and Service II Shares numbers are not in thousands.
(2) Formerly, Janus Aspen Global Value Portfolio.
(3) Period May 1, 2001 (inception) to December 31, 2001.
(4) See Note 1 in Notes to Financial Statements.

                                       Janus Aspen Series  December 31, 2002  65

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

FINANCIAL HIGHLIGHTS - INSTITUTIONAL SHARES

For a share outstanding during the                                                 Janus Aspen Growth Portfolio
fiscal year ended December 31                                    2002           2001           2000           1999           1998

------------------------------------------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Period                          $    19.89     $    26.48     $    33.65     $    23.54     $    18.48
------------------------------------------------------------------------------------------------------------------------------------
Income from Investment Operations:
  Net investment income/(loss)                                       .01            .02            .05            .07            .05
  Net gain/(loss) on securities
    (both realized and unrealized)                                (5.29)         (6.56)         (4.59)          10.24           6.36
------------------------------------------------------------------------------------------------------------------------------------
Total from Investment Operations                                  (5.28)         (6.54)         (4.54)          10.31           6.41
------------------------------------------------------------------------------------------------------------------------------------
Less Distributions:
  Dividends (from net investment income)*                             --          (.01)          (.06)          (.06)          (.05)
  Distributions (from capital gains)*                                 --          (.04)         (2.57)          (.14)         (1.30)
------------------------------------------------------------------------------------------------------------------------------------
Total Distributions                                                   --          (.05)         (2.63)          (.20)         (1.35)
------------------------------------------------------------------------------------------------------------------------------------
Net Asset Value, End of Period                                $    14.61     $    19.89     $    26.48     $    33.65     $    23.54
------------------------------------------------------------------------------------------------------------------------------------
Total Return                                                    (26.51)%       (24.73)%       (14.55)%         43.98%         35.66%
------------------------------------------------------------------------------------------------------------------------------------
Net Assets, End of Period (in thousands)                      $1,484,889     $2,490,954     $3,529,807     $2,942,649     $1,103,549
Average Net Assets for the Period (in thousands)              $1,967,021     $2,911,331     $3,734,449     $1,775,373     $  789,454
Ratio of Gross Expenses to Average Net Assets(1)                   0.67%          0.66%          0.67%          0.67%          0.68%
Ratio of Net Expenses to Average Net Assets(1)                     0.67%          0.66%          0.67%          0.67%          0.68%
Ratio of Net Investment Income to Average Net Assets             (0.08)%          0.07%          0.19%          0.30%          0.26%
Portfolio Turnover Rate                                              36%            48%            47%            53%            73%

For a share outstanding during the                                           Janus Aspen Aggressive Growth Portfolio
fiscal year ended December 31                                    2002           2001           2000           1999           1998

------------------------------------------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Period                          $    21.98     $    36.30     $    59.70     $    27.64     $    20.55
------------------------------------------------------------------------------------------------------------------------------------
Income from Investment Operations:
  Net investment income/(loss)                                     (.01)             --            .01             --             --
  Net gain/(loss) on securities
    (both realized and unrealized)                                (6.13)        (14.32)        (17.08)          33.46           7.09
------------------------------------------------------------------------------------------------------------------------------------
Total from Investment Operations                                  (6.14)        (14.32)        (17.07)          33.46           7.09
------------------------------------------------------------------------------------------------------------------------------------
Less Distributions:
  Dividends (from net investment income)*                             --             --             --             --             --
  Distributions (from capital gains)*                                 --             --         (4.58)         (1.40)             --
  Tax return of capital*                                              --             --         (1.75)             --             --
------------------------------------------------------------------------------------------------------------------------------------
Total Distributions                                                   --             --         (6.33)         (1.40)             --
------------------------------------------------------------------------------------------------------------------------------------
Net Asset Value, End of Period                                $    15.84     $    21.98     $    36.30     $    59.70     $    27.64
------------------------------------------------------------------------------------------------------------------------------------
Total Return                                                    (27.93)%       (39.45)%       (31.82)%        125.40%         34.26%
------------------------------------------------------------------------------------------------------------------------------------
Net Assets, End of Period (in thousands)                      $1,324,273     $2,104,733     $3,485,768     $3,319,619     $  772,943
Average Net Assets for the Period (in thousands)              $1,609,280     $2,508,186     $4,409,584     $1,476,445     $  576,444
Ratio of Gross Expenses to Average Net Assets(1)                   0.67%          0.67%          0.66%          0.70%          0.75%
Ratio of Net Expenses to Average Net Assets(1)                     0.67%          0.66%          0.66%          0.69%          0.75%
Ratio of Net Investment Income to Average Net Assets             (0.07)%        (0.22)%        (0.42)%        (0.50)%        (0.36)%
Portfolio Turnover Rate                                              63%            99%            82%           105%           132%

* See Note 3 in Notes to Financial Statements.
(1) See Note 5 in Notes to Financial Statements.

See Notes to Financial Statements.

66  Janus Aspen Series  December 31, 2002

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

For a share outstanding during the                                          Janus Aspen Capital Appreciation Portfolio
fiscal year ended December 31                                    2002           2001           2000           1999           1998

------------------------------------------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Period                          $    20.72     $    26.79     $    33.17     $    19.94     $    12.62
------------------------------------------------------------------------------------------------------------------------------------
Income from Investment Operations:
  Net investment income/(loss)                                       .12            .22            .43            .12            .01
  Net gain/(loss) on securities
    (both realized and unrealized)                                (3.36)         (6.01)         (6.43)          13.22           7.32
------------------------------------------------------------------------------------------------------------------------------------
Total from Investment Operations                                  (3.24)         (5.79)         (6.00)          13.34           7.33
------------------------------------------------------------------------------------------------------------------------------------
Less Distributions:
  Dividends (from net investment income)*                          (.11)          (.28)          (.37)          (.11)          (.01)
  Distributions (from capital gains)*                                 --             --          (.01)             --             --
------------------------------------------------------------------------------------------------------------------------------------
Total Distributions                                                (.11)          (.28)          (.38)          (.11)          (.01)
------------------------------------------------------------------------------------------------------------------------------------
Net Asset Value, End of Period                                $    17.37     $    20.72     $    26.79     $    33.17     $    19.94
------------------------------------------------------------------------------------------------------------------------------------
Total Return                                                    (15.67)%       (21.67)%       (18.18)%         67.00%         58.11%
------------------------------------------------------------------------------------------------------------------------------------
Net Assets, End of Period (in thousands)                      $  528,210     $  776,553     $1,010,497     $  626,611     $   74,187
Average Net Assets for the Period (in thousands)              $  640,500     $  855,499     $  954,279     $  257,422     $   25,964
Ratio of Gross Expenses to Average Net Assets(1)                   0.67%          0.66%          0.67%          0.70%          0.92%
Ratio of Net Expenses to Average Net Assets(1)                     0.67%          0.66%          0.67%          0.70%          0.91%
Ratio of Net Investment Income to Average Net Assets               0.56%          0.96%          1.60%          0.76%          0.27%
Portfolio Turnover Rate                                              62%            67%            41%            52%            91%

For a share outstanding during the                                              Janus Aspen Core Equity Portfolio
fiscal year ended December 31                                    2002           2001           2000           1999           1998

------------------------------------------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Period                          $    16.26     $    19.20     $    27.32     $    19.41     $    13.46
------------------------------------------------------------------------------------------------------------------------------------
Income from Investment Operations:
  Net investment income/(loss)                                       .05            .11            .07            .07            .02
  Net gain/(loss) on securities
    (both realized and unrealized)                                (3.02)         (2.34)         (1.95)           7.99           6.16
------------------------------------------------------------------------------------------------------------------------------------
Total from Investment Operations                                  (2.97)         (2.23)         (1.88)           8.06           6.18
------------------------------------------------------------------------------------------------------------------------------------
Less Distributions:
  Dividends (from net investment income)*                          (.05)          (.12)          (.07)          (.06)          (.02)
  Distributions (from capital gains)*                                 --          (.59)         (6.17)          (.09)          (.21)
------------------------------------------------------------------------------------------------------------------------------------
Total Distributions                                                (.05)          (.71)         (6.24)          (.15)          (.23)
------------------------------------------------------------------------------------------------------------------------------------
Net Asset Value, End of Period                                $    13.24     $    16.26     $    19.20     $    27.32     $    19.41
------------------------------------------------------------------------------------------------------------------------------------
Total Return                                                    (18.27)%       (11.75)%        (8.07)%         41.58%         46.24%
------------------------------------------------------------------------------------------------------------------------------------
Net Assets, End of Period (in thousands)                      $    9,825     $   12,634     $   15,712     $   18,975     $    9,017
Average Net Assets for the Period (in thousands)              $   11,550     $   13,983     $   17,328     $   14,663     $    5,629
Ratio of Gross Expenses to Average Net Assets(1)                   1.25%          1.13%          1.25%          1.25%          1.25%
Ratio of Net Expenses to Average Net Assets(1)                     1.25%          1.12%          1.25%          1.25%          1.25%
Ratio of Net Investment Income to Average Net Assets               0.32%          0.63%          0.36%          0.31%          0.17%
Portfolio Turnover Rate                                              97%           114%            95%           114%            79%

* See Note 3 in Notes to Financial Statements.
(1) See Note 5 in Notes to Financial Statements.

See Notes to Financial Statements.

                                       Janus Aspen Series  December 31, 2002  67

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

FINANCIAL HIGHLIGHTS - INSTITUTIONAL SHARES (continued)

For a share outstanding during the                                                Janus Aspen Balanced Portfolio
fiscal year ended December 31                                    2002           2001           2000           1999           1998

------------------------------------------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Period                          $    22.57     $    24.31     $    27.91     $    22.50     $    17.47
------------------------------------------------------------------------------------------------------------------------------------
Income from Investment Operations:
  Net investment income/(loss)                                       .55            .65            .64            .59            .39
  Net gain/(loss) on securities
    (both realized and unrealized)                                (2.00)         (1.78)         (1.22)           5.38           5.51
------------------------------------------------------------------------------------------------------------------------------------
Total from Investment Operations                                  (1.45)         (1.13)          (.58)           5.97           5.90
------------------------------------------------------------------------------------------------------------------------------------
Less Distributions:
  Dividends (from net investment income)*                          (.53)          (.61)          (.69)          (.56)          (.38)
  Distributions (from capital gains)*                                 --             --         (2.31)             --          (.49)
  Tax return of capital*                                              --             --          (.02)             --             --
------------------------------------------------------------------------------------------------------------------------------------
Total Distributions                                                (.53)          (.61)         (3.02)          (.56)          (.87)
------------------------------------------------------------------------------------------------------------------------------------
Net Asset Value, End of Period                                $    20.59     $    22.57     $    24.31     $    27.91     $    22.50
------------------------------------------------------------------------------------------------------------------------------------
Total Return                                                     (6.44)%        (4.66)%        (2.27)%         26.76%         34.28%
------------------------------------------------------------------------------------------------------------------------------------
Net Assets, End of Period (in thousands)                      $3,141,601     $3,425,664     $3,352,381     $2,453,079     $  882,495
Average Net Assets for the Period (in thousands)              $3,327,140     $3,361,832     $3,020,072     $1,583,635     $  555,002
Ratio of Gross Expenses to Average Net Assets(1)                   0.67%          0.66%          0.66%          0.69%          0.74%
Ratio of Net Expenses to Average Net Assets(1)                     0.67%          0.66%          0.66%          0.69%          0.74%
Ratio of Net Investment Income to Average Net Assets               2.53%          2.89%          3.15%          2.86%          2.41%
Portfolio Turnover Rate                                              94%           114%            72%            92%            70%

For a share outstanding during the                                            Janus Aspen Growth and Income Portfolio
fiscal year or period ended December 31                          2002           2001           2000           1999          1998(2)

------------------------------------------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Period                          $    14.87     $    17.41     $    20.77     $    11.96     $    10.00
------------------------------------------------------------------------------------------------------------------------------------
Income from Investment Operations:
  Net investment income/(loss)                                       .12            .20            .19            .04            .02
  Net gain/(loss) on securities
    (both realized and unrealized)                                (3.32)         (2.52)         (3.08)           8.81           1.96
------------------------------------------------------------------------------------------------------------------------------------
Total from Investment Operations                                  (3.20)         (2.32)         (2.89)           8.85           1.98
------------------------------------------------------------------------------------------------------------------------------------
Less Distributions:
  Dividends (from net investment income)*                          (.11)          (.22)          (.16)          (.04)          (.02)
  Distributions (from capital gains)*                                 --             --          (.31)             --             --
------------------------------------------------------------------------------------------------------------------------------------
Total Distributions                                                (.11)          (.22)          (.47)          (.04)          (.02)
------------------------------------------------------------------------------------------------------------------------------------
Net Asset Value, End of Period                                $    11.56     $    14.87     $    17.41     $    20.77     $    11.96
------------------------------------------------------------------------------------------------------------------------------------
Total Return**                                                  (21.54)%       (13.37)%       (14.10)%         74.04%         19.80%
------------------------------------------------------------------------------------------------------------------------------------
Net Assets, End of Period (in thousands)                      $   55,271     $   92,659     $  123,812     $   84,480     $    6,413
Average Net Assets for the Period (in thousands)              $   72,550     $  105,243     $  124,282     $   28,838     $    2,883
Ratio of Gross Expenses to Average Net Assets***(1)                0.76%          0.70%          0.78%          1.06%          1.25%
Ratio of Net Expenses to Average Net Assets***(1)                  0.76%          0.70%          0.78%          1.05%          1.25%
Ratio of Net Investment Income to Average Net Assets***            0.81%          1.19%          1.07%          0.56%          0.66%
Portfolio Turnover Rate***                                           54%            52%            37%            59%            62%

  * See Note 3 in Notes to Financial Statements.
 ** Total return not annualized for periods of less than one full year. *** Annualized for periods of less than one full year.
(1) See Note 5 in Notes to Financial Statements.
(2) Period May 1, 1998 (inception) to December 31, 1998.

See Notes to Financial Statements.

68  Janus Aspen Series  December 31, 2002

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

For a share outstanding during the                              Janus Aspen Strategic Value Portfolio
fiscal year or period ended December 31                          2002           2001          2000(1)

------------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Period                          $     9.13     $     9.99     $    10.00
------------------------------------------------------------------------------------------------------
Income from Investment Operations:
  Net investment income/(loss)                                       .02            .05            .05
  Net gain/(loss) on securities
    (both realized and unrealized)                                (2.12)          (.86)          (.03)
------------------------------------------------------------------------------------------------------
Total from Investment Operations                                  (2.12)          (.81)            .02
------------------------------------------------------------------------------------------------------
Less Distributions:
  Dividends (from net investment income)*                             --          (.05)          (.03)
  Distributions (from capital gains)*                                 --             --             --
------------------------------------------------------------------------------------------------------
Total Distributions                                                   --          (.05)          (.03)
------------------------------------------------------------------------------------------------------
Net Asset Value, End of Period                                $     7.01     $     9.13     $     9.99
------------------------------------------------------------------------------------------------------
Total Return**                                                  (23.22)%        (8.12)%          0.20%
------------------------------------------------------------------------------------------------------
Net Assets, End of Period (in thousands)                      $    3,230     $    5,060     $    4,550
Average Net Assets for the Period (in thousands)              $    4,581     $    5,537     $    3,243
Ratio of Gross Expenses to Average Net Assets***(2)                1.25%          1.25%          1.25%
Ratio of Net Expenses to Average Net Assets***(2)                  1.25%          1.25%          1.25%
Ratio of Net Investment Income to Average Net Assets***          (0.19)%          0.55%          0.97%
Portfolio Turnover Rate***                                           50%            86%            47%

For a share outstanding during the                                          Janus Aspen International Growth Portfolio
fiscal year ended December 31                                    2002           2001           2000           1999           1998

------------------------------------------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Period                          $    23.47     $    30.90     $    38.67     $    21.27     $    18.48
------------------------------------------------------------------------------------------------------------------------------------
Income from Investment Operations:
  Net investment income/(loss)                                       .18            .26            .62            .06            .13
  Net gain/(loss) on securities
    (both realized and unrealized)                                (6.17)         (7.43)         (6.51)          17.40           3.07
------------------------------------------------------------------------------------------------------------------------------------
Total from Investment Operations                                  (5.99)         (7.17)         (5.89)          17.46           3.20
------------------------------------------------------------------------------------------------------------------------------------
Less Distributions:
  Dividends (from net investment income)*                          (.18)          (.26)          (.63)          (.06)          (.14)
  Distributions (from capital gains)*                                 --             --          (.91)             --          (.27)
  Tax return of capital*                                              --             --          (.34)             --             --
------------------------------------------------------------------------------------------------------------------------------------
Total Distributions                                                (.18)          (.26)         (1.88)          (.06)          (.41)
------------------------------------------------------------------------------------------------------------------------------------
Net Asset Value, End of Period                                     17.30     $    23.47     $    30.90     $    38.67     $    21.27
------------------------------------------------------------------------------------------------------------------------------------
Total Return                                                    (25.58)%       (23.23)%       (15.94)%         82.27%         17.23%
------------------------------------------------------------------------------------------------------------------------------------
Net Assets, End of Period (in thousands)                      $  598,972     $  869,983     $1,158,666     $  810,392     $  311,110
Average Net Assets for the Period (in thousands)              $  736,907     $  962,343     $1,214,163     $  425,876     $  234,421
Ratio of Gross Expenses to Average Net Assets(2)                   0.74%          0.71%          0.71%          0.77%          0.86%
Ratio of Net Expenses to Average Net Assets(2)                     0.74%          0.71%          0.71%          0.76%          0.86%
Ratio of Net Investment Income to Average Net Assets               0.90%          0.95%          1.88%          0.26%          0.73%
Portfolio Turnover Rate                                              74%            65%            67%            80%            93%

  * See Note 3 in Notes to Financial Statements.
 ** Total return not annualized for periods of less than one full year. *** Annualized for periods of less than one full year.
(1) Period May 1, 2000 (inception) to December 31, 2000.
(2) See Note 5 in Notes to Financial Statements.

See Notes to Financial Statements.

                                       Janus Aspen Series  December 31, 2002  69

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

FINANCIAL HIGHLIGHTS - INSTITUTIONAL SHARES (continued)

For a share outstanding during the                                            Janus Aspen Worldwide Growth Portfolio
fiscal year ended December 31                                    2002           2001           2000           1999           1998

------------------------------------------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Period                          $    28.54     $    36.98     $    47.75     $    29.09     $    23.39
------------------------------------------------------------------------------------------------------------------------------------
Income from Investment Operations:
  Net investment income/(loss)                                       .23            .24            .11            .07            .16
  Net gain/(loss) on securities
    (both realized and unrealized)                                (7.50)         (8.53)         (7.03)          18.65           6.59
------------------------------------------------------------------------------------------------------------------------------------
Total from Investment Operations                                  (7.27)         (8.29)         (6.92)          18.72           6.75
------------------------------------------------------------------------------------------------------------------------------------
Less Distributions:
  Dividends (from net investment income)*                          (.22)          (.15)          (.19)          (.06)          (.18)
  Distributions (from capital gains)*                                 --             --         (3.52)             --          (.87)
  Tax return of capital*                                              --             --          (.14)             --             --
------------------------------------------------------------------------------------------------------------------------------------
Total Distributions                                                (.22)          (.15)         (3.85)          (.06)         (1.05)
------------------------------------------------------------------------------------------------------------------------------------
Net Asset Value, End of Period                                $    21.05     $    28.54     $    36.98     $    47.75     $    29.09
------------------------------------------------------------------------------------------------------------------------------------
Total Return                                                    (25.50)%       (22.44)%       (15.67)%         64.45%         28.92%
------------------------------------------------------------------------------------------------------------------------------------
Net Assets, End of Period (in thousands)                      $3,722,823     $5,707,728     $7,704,163     $6,496,773     $2,890,375
Average Net Assets for the Period (in thousands)              $4,703,406     $6,387,010     $8,255,166     $3,862,773     $2,217,695
Ratio of Gross Expenses to Average Net Assets(1)                   0.70%          0.69%          0.69%          0.71%          0.72%
Ratio of Net Expenses to Average Net Assets(1)                     0.70%          0.69%          0.69%          0.71%          0.72%
Ratio of Net Investment Income to Average Net Assets               0.88%          0.78%          0.52%          0.20%          0.64%
Portfolio Turnover Rate                                              73%            82%            66%            67%            77%

For a share outstanding during the                          Janus Aspen Global Life Sciences Portfolio
fiscal year or period ended December 31                          2002           2001          2000(2)

------------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Period                          $     7.77     $     9.31     $    10.00
------------------------------------------------------------------------------------------------------
Income from Investment Operations:
  Net investment income/(loss)                                       .02            .02            .05
  Net gain/(loss) on securities
    (both realized and unrealized)                                (2.30)         (1.55)          (.72)
------------------------------------------------------------------------------------------------------
Total from Investment Operations                                  (2.28)         (1.53)          (.67)
------------------------------------------------------------------------------------------------------
Less Distributions:
  Dividends (from net investment income)*                             --             --          (.02)
  Distributions (from capital gains)*                                 --             --             --
  Tax return of capital*                                              --          (.01)             --
------------------------------------------------------------------------------------------------------
Total Distributions                                                   --          (.01)          (.02)
------------------------------------------------------------------------------------------------------
Net Asset Value, End of Period                                $     5.49     $     7.77     $     9.31
------------------------------------------------------------------------------------------------------
Total Return**                                                  (29.34)%       (16.43)%        (6.70)%
------------------------------------------------------------------------------------------------------
Net Assets, End of Period (in thousands)                      $    3,359     $    5,972     $   10,984
Average Net Assets for the Period (in thousands)              $    4,432     $    6,482     $    5,372
Ratio of Gross Expenses to Average Net Assets***(1)                0.87%          0.81%          1.03%
Ratio of Net Expenses to Average Net Assets***(1)                  0.87%          0.81%          1.02%
Ratio of Net Investment Income to Average Net Assets***          (0.39)%        (0.16)%          0.60%
Portfolio Turnover Rate***                                          113%           109%           137%

  * See Note 3 in Notes to Financial Statements.
 ** Total return not annualized for periods of less than one full year. *** Annualized for periods of less than one full year.
(1) See Note 5 in Notes to Financial Statements.
(2) Period January 18, 2000 (inception) to December 31, 2000.

See Notes to Financial Statements.

70  Janus Aspen Series  December 31, 2002

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

For a share outstanding during the                             Janus Aspen Global Technology Portfolio
fiscal year or period ended December 31                          2002           2001          2000(1)

------------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Period                          $     3.90     $     6.49     $    10.00
------------------------------------------------------------------------------------------------------
Income from Investment Operations:
  Net investment income/(loss)                                       .02            .19            .16
  Net gain/(loss) on securities
    (both realized and unrealized)                                (1.61)         (2.57)         (3.56)
------------------------------------------------------------------------------------------------------
Total from Investment Operations                                  (1.59)         (2.38)         (3.40)
------------------------------------------------------------------------------------------------------
Less Distributions:
  Dividends (from net investment income)*                             --          (.21)          (.11)
  Distributions (from capital gains)*                                 --             --             --
------------------------------------------------------------------------------------------------------
Total Distributions                                                   --          (.21)          (.11)
------------------------------------------------------------------------------------------------------
Net Asset Value, End of Period                                $     2.31     $     3.90     $     6.49
------------------------------------------------------------------------------------------------------
Total Return**                                                  (40.77)%       (37.07)%       (34.03)%
------------------------------------------------------------------------------------------------------
Net Assets, End of Period (in thousands)                      $    2,721     $    5,643     $   34,950
Average Net Assets for the Period (in thousands)              $    3,974     $    9,242     $   55,483
Ratio of Gross Expenses to Average Net Assets***(2)                0.72%          0.68%          0.69%
Ratio of Net Expenses to Average Net Assets***(2)                  0.72%          0.67%          0.69%
Ratio of Net Investment Income to Average Net Assets***          (0.05)%          0.64%          1.64%
Portfolio Turnover Rate***                                           70%            91%            34%

For a share outstanding during the                                             Janus Aspen Flexible Income Portfolio
fiscal year ended December 31                                    2002           2001           2000           1999           1998

------------------------------------------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Period                          $    11.66     $    11.46     $    11.41     $    12.05     $    11.78
------------------------------------------------------------------------------------------------------------------------------------
Income from Investment Operations:
  Net investment income/(loss)                                       .55            .61            .72            .76            .64
  Net gain/(loss) on securities
    (both realized and unrealized)                                   .65            .26          (.02)          (.58)            .41
------------------------------------------------------------------------------------------------------------------------------------
Total from Investment Operations                                    1.20            .87            .70            .18           1.05
------------------------------------------------------------------------------------------------------------------------------------
Less Distributions:
  Dividends (from net investment income)*                          (.56)          (.67)          (.65)          (.75)          (.67)
  Distributions (from capital gains)*                                 --             --             --          (.07)          (.11)
------------------------------------------------------------------------------------------------------------------------------------
Total Distributions                                                (.56)          (.67)          (.65)          (.82)          (.78)
------------------------------------------------------------------------------------------------------------------------------------
Net Asset Value, End of Period                                $    12.30     $    11.66     $    11.46     $    11.41     $    12.05
------------------------------------------------------------------------------------------------------------------------------------
Total Return                                                      10.48%          7.74%          6.25%          1.60%          9.11%
------------------------------------------------------------------------------------------------------------------------------------
Net Assets, End of Period (in thousands)                      $  591,189     $  387,509     $  242,401     $  186,681     $  129,582
Average Net Assets for the Period (in thousands)              $  466,274     $  317,156     $  206,242     $  161,459     $   86,627
Ratio of Gross Expenses to Average Net Assets(2)                   0.66%          0.67%          0.76%          0.72%          0.73%
Ratio of Net Expenses to Average Net Assets(2)                     0.66%          0.67%          0.76%          0.72%          0.73%
Ratio of Net Investment Income to Average Net Assets               5.02%          5.87%          7.02%          6.99%          6.36%
Portfolio Turnover Rate                                             229%           308%           202%           116%           145%

  * See Note 3 in Notes to Financial Statements.
 ** Total return not annualized for periods of less than one full year. *** Annualized for periods of less than one full year.
(1) Period January 18, 2000 (inception) to December 31, 2000.
(2) See Note 5 in Notes to Financial Statements.

See Notes to Financial Statements.

                                       Janus Aspen Series  December 31, 2002  71

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

FINANCIAL HIGHLIGHTS - INSTITUTIONAL SHARES (continued)

For a share outstanding during the                                              Janus Aspen Money Market Portfolio
fiscal year ended December 31                                    2002           2001           2000           1999           1998

------------------------------------------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Period                          $     1.00     $     1.00     $     1.00     $     1.00     $     1.00
------------------------------------------------------------------------------------------------------------------------------------
Income from Investment Operations:
  Net investment income/(loss)                                       .02            .04            .06            .05            .05
  Net gain/(loss) on securities
    (both realized and unrealized)                                    --             --             --             --             --
------------------------------------------------------------------------------------------------------------------------------------
Total from Investment Operations                                     .02            .04            .06            .05            .05
------------------------------------------------------------------------------------------------------------------------------------
Less Distributions:
  Dividends (from net investment income)*                          (.02)          (.04)          (.06)          (.05)          (.05)
  Distributions (from capital gains)*                                 --             --             --             --             --
------------------------------------------------------------------------------------------------------------------------------------
Total Distributions                                                (.02)          (.04)          (.06)          (.05)          (.05)
------------------------------------------------------------------------------------------------------------------------------------
Net Asset Value, End of Period                                $     1.00     $     1.00     $     1.00     $     1.00     $     1.00
------------------------------------------------------------------------------------------------------------------------------------
Total Return                                                       1.63%          4.22%          6.29%          4.98%          5.36%
------------------------------------------------------------------------------------------------------------------------------------
Net Assets, End of Period (in thousands)                      $   73,402     $  100,231     $   70,808     $   69,266     $   38,690
Average Net Assets for the Period (in thousands)              $   93,310     $   96,524     $   64,491     $   54,888     $   31,665
Ratio of Gross Expenses to Average Net Assets(1)                   0.39%          0.34%          0.36%          0.43%          0.34%
Ratio of Net Expenses to Average Net Assets(1)                     0.39%          0.34%          0.36%          0.43%          0.34%
Ratio of Net Investment Income to Average Net Assets               1.63%          4.07%          6.13%          4.94%          5.21%

* See Note 3 in Notes to Financial Statements.
(1) See Note 5 in Notes to Financial Statements.

See Notes to Financial Statements.

72  Janus Aspen Series  December 31, 2002

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

FINANCIAL HIGHLIGHTS - SERVICE SHARES

                                                                 Janus Aspen                               Janus Aspen
For a share outstanding during the                             Growth Portfolio                    Aggressive Growth Portfolio
fiscal year ended December 31                          2002          2001          2000          2002          2001          2000

------------------------------------------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Period                $    19.76    $    26.36    $    33.52    $    21.73    $    35.97    $    59.16
------------------------------------------------------------------------------------------------------------------------------------
Income from Investment Operations:
  Net investment income/(loss)                           (.04)         (.02)         (.01)         (.04)         (.09)           .12
  Net gain/(loss) on securities
    (both realized and unrealized)                      (5.24)        (6.54)        (4.58)        (6.07)       (14.15)       (16.98)
------------------------------------------------------------------------------------------------------------------------------------
Total from Investment Operations                        (5.28)        (6.56)        (4.59)        (6.11)       (14.24)       (16.86)
------------------------------------------------------------------------------------------------------------------------------------
Less Distributions:
  Dividends (from net investment income)*                   --            --            --            --            --            --
  Distributions (from capital gains)*                       --         (.04)        (2.57)            --            --        (4.58)
  Tax return of capital*                                    --            --            --            --            --        (1.75)
------------------------------------------------------------------------------------------------------------------------------------
Total Distributions                                         --         (.04)        (2.57)            --            --        (6.33)
------------------------------------------------------------------------------------------------------------------------------------
Net Asset Value, End of Period                      $    14.48    $    19.76    $    26.36    $    15.62    $    21.73    $    35.97
------------------------------------------------------------------------------------------------------------------------------------
Total Return                                          (26.72)%      (24.90)%      (14.75)%      (28.12)%      (39.59)%      (31.78)%
------------------------------------------------------------------------------------------------------------------------------------
Net Assets, End of Period (in thousands)            $  177,327    $  237,012    $  104,656    $  137,089    $  169,656    $  126,135
Average Net Assets for the Period (in thousands)    $  219,594    $  160,200    $   29,782    $  149,682    $  146,884    $   43,775
Ratio of Gross Expenses to Average Net Assets(1)         0.92%         0.91%         0.92%         0.92%         0.92%         0.92%
Ratio of Net Expenses to Average Net Assets(1)           0.92%         0.91%         0.92%         0.92%         0.92%         0.92%
Ratio of Net Investment Income/
  (Loss) to Average Net Assets                         (0.33)%       (0.20)%       (0.07)%       (0.32)%       (0.48)%       (0.65)%
Portfolio Turnover Rate                                    36%           48%           47%           63%           99%           82%

                                                                 Janus Aspen                               Janus Aspen
For a share outstanding during the                      Capital Appreciation Portfolio                Core Equity Portfolio
fiscal year ended December 31                          2002          2001          2000          2002          2001          2000

------------------------------------------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Period                $    20.57    $    26.54    $    32.77    $    16.15    $    19.05    $    27.15
------------------------------------------------------------------------------------------------------------------------------------
Income from Investment Operations:
  Net investment income/(loss)                             .06           .14           .27           .01           .05           .01
  Net gain/(loss) on securities
    (both realized and unrealized)                      (3.33)        (5.92)        (6.27)        (2.99)        (2.31)        (1.93)
------------------------------------------------------------------------------------------------------------------------------------
Total from Investment Operations                        (3.27)        (5.78)        (6.00)        (2.98)        (2.26)        (1.92)
------------------------------------------------------------------------------------------------------------------------------------
Less Distributions:
  Dividends (from net investment income)*                (.06)         (.19)         (.22)         (.01)         (.05)         (.01)
  Distributions (from capital gains)*                       --            --         (.01)           --          (.59)        (6.17)
------------------------------------------------------------------------------------------------------------------------------------
Total Distributions                                      (.06)         (.19)         (.23)         (.01)         (.64)        (6.18)
------------------------------------------------------------------------------------------------------------------------------------
Net Asset Value, End of Period                      $    17.24    $    20.57    $    26.54    $    13.16    $    16.15    $    19.05
------------------------------------------------------------------------------------------------------------------------------------
Total Return                                          (15.93)%      (21.83)%      (18.37)%      (18.45)%      (12.04)%       (8.24)%
------------------------------------------------------------------------------------------------------------------------------------
Net Assets, End of Period (in thousands)            $  367,266    $  498,094    $  527,960    $    1,251    $      971    $      306
Average Net Assets for the Period (in thousands)    $  432,801    $  514,004    $  311,628    $    1,012    $      612    $       93
Ratio of Gross Expenses to Average Net Assets(1)         0.92%         0.91%         0.92%         1.50%         1.30%         1.52%
Ratio of Net Expenses to Average Net Assets(1)           0.92%         0.91%         0.92%         1.50%         1.30%         1.52%
Ratio of Net Investment Income/
  (Loss) to Average Net Assets                           0.30%         0.69%         1.52%         0.09%         0.44%         0.38%
Portfolio Turnover Rate                                    62%           67%           41%           97%          114%           95%

* See Note 3 in Notes to Financial Statements.
(1) See Note 5 in Notes to Financial Statements.

See Notes to Financial Statements.

                                       Janus Aspen Series  December 31, 2002  73

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

FINANCIAL HIGHLIGHTS - SERVICE SHARES (continued)

                                                                 Janus Aspen                               Janus Aspen
For a share outstanding during the                            Balanced Portfolio                   Growth and Income Portfolio
fiscal year ended December 31                          2002          2001          2000          2002          2001          2000

------------------------------------------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Period                $    23.31    $    24.92    $    27.82    $    14.87    $    17.35    $    20.63
------------------------------------------------------------------------------------------------------------------------------------
Income from Investment Operations:
  Net investment income/(loss)                             .45           .47           .17           .08           .12           .07
  Net gain/(loss) on securities
    (both realized and unrealized)                      (2.00)        (1.68)         (.52)        (3.31)        (2.47)        (2.99)
------------------------------------------------------------------------------------------------------------------------------------
Total from Investment Operations                        (1.55)        (1.21)         (.35)        (3.23)        (2.35)        (2.92)
------------------------------------------------------------------------------------------------------------------------------------
Less Distributions:
  Dividends (from net investment income)*                (.44)         (.40)         (.22)         (.08)         (.13)         (.05)
  Distributions (from capital gains)*                       --            --        (2.31)            --            --         (.31)
  Tax return of capital*                                    --            --         (.02)            --            --            --
------------------------------------------------------------------------------------------------------------------------------------
Total Distributions                                      (.44)         (.40)        (2.55)         (.08)         (.13)         (.36)
------------------------------------------------------------------------------------------------------------------------------------
Net Asset Value, End of Period                      $    21.32    $    23.31    $    24.92    $    11.56    $    14.87    $    17.35
------------------------------------------------------------------------------------------------------------------------------------
Total Return                                           (6.67)%       (4.90)%       (1.37)%      (21.77)%      (13.58)%      (14.31)%
------------------------------------------------------------------------------------------------------------------------------------
Net Assets, End of Period (in thousands)            $  282,367    $  192,338    $   48,634    $   62,087    $   85,154    $   54,212
Average Net Assets for the Period (in thousands)    $  237,813    $  108,835    $   13,810    $   78,089    $   73,705    $   12,868
Ratio of Gross Expenses to Average Net Assets(1)         0.92%         0.91%         0.92%         1.01%         0.95%         1.11%
Ratio of Net Expenses to Average Net Assets(1)           0.92%         0.91%         0.91%         1.01%         0.95%         1.10%
Ratio of Net Investment Income/
  (Loss) to Average Net Assets                           2.28%         2.58%         2.93%         0.57%         0.91%         1.20%
Portfolio Turnover Rate                                    94%          114%           72%           54%           52%           37%

                                                                 Janus Aspen                               Janus Aspen
For a share outstanding during the                        Strategic Value Portfolio               International Growth Portfolio
fiscal year or period ended December 31                2002          2001         2000(2)        2002          2001          2000

------------------------------------------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Period                $     9.18    $    10.04    $    10.00    $    23.30    $    30.64    $    38.29
------------------------------------------------------------------------------------------------------------------------------------
Income from Investment Operations:
  Net investment income/(loss)                              --            --           .01           .13           .18           .46
  Net gain/(loss) on securities
    (both realized and unrealized)                      (2.15)         (.84)           .03        (6.12)        (7.35)        (6.39)
------------------------------------------------------------------------------------------------------------------------------------
Total from Investment Operations                        (2.15)         (.84)           .04        (5.99)        (7.17)        (5.93)
------------------------------------------------------------------------------------------------------------------------------------
Less Distributions:
  Dividends (from net investment income)*                   --         (.02)            --         (.13)         (.17)         (.47)
  Distributions (from capital gains)*                       --            --            --            --            --         (.91)
  Tax return of capital*                                    --            --            --            --            --         (.34)
------------------------------------------------------------------------------------------------------------------------------------
Total Distributions                                         --         (.02)            --         (.13)         (.17)        (1.72)
------------------------------------------------------------------------------------------------------------------------------------
Net Asset Value, End of Period                      $     7.03    $     9.18    $    10.04    $    17.18    $    23.30    $    30.64
------------------------------------------------------------------------------------------------------------------------------------
Total Return**                                        (23.42)%       (8.38)%         0.40%      (25.76)%      (23.43)%      (16.14)%
------------------------------------------------------------------------------------------------------------------------------------
Net Assets, End of Period (in thousands)            $   15,288    $   15,605    $    1,538    $  380,620    $  541,803    $  497,212
Average Net Assets for the Period (in thousands)    $   18,107    $    7,996    $      431    $  477,995    $  522,001    $  269,680
Ratio of Gross Expenses to Average Net Assets***(1)      1.50%         1.50%         1.52%         0.99%         0.96%         0.96%
Ratio of Net Expenses to Average Net Assets***(1)        1.50%         1.50%         1.52%         0.99%         0.96%         0.96%
Ratio of Net Investment Income/
  (Loss) to Average Net Assets***                      (0.48)%         0.09%         0.66%         0.67%         0.68%         1.85%
Portfolio Turnover Rate***                                 50%           86%           47%           74%           65%           67%

  * See Note 3 in Notes to Financial Statements.
 ** Total return not annualized for periods of less than one full year. *** Annualized for periods of less than one full year.
(1) See Note 5 in Notes to Financial Statements.
(2) Period May 1, 2000 (inception) to December 31, 2000.

See Notes to Financial Statements.

74  Janus Aspen Series  December 31, 2002

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                                                                 Janus Aspen                        Janus Aspen
For a share outstanding during the                        Worldwide Growth Portfolio        International Value Portfolio(2)
fiscal year or period ended December 31                2002          2001          2000          2002         2001(3)

----------------------------------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Period                $    28.38    $    36.77    $    47.49    $    10.49    $    10.00
----------------------------------------------------------------------------------------------------------------------------
Income from Investment Operations:
  Net investment income/(loss)                             .14           .17         (.07)            --           .01
  Net gain/(loss) on securities
    (both realized and unrealized)                      (7.43)        (8.48)        (6.97)        (1.41)           .49
----------------------------------------------------------------------------------------------------------------------------
Total from Investment Operations                        (7.29)        (8.31)        (7.04)        (1.41)           .50
----------------------------------------------------------------------------------------------------------------------------
Less Distributions:
  Dividends (from net investment income)*                (.14)         (.08)         (.02)            --         (.01)
  Distributions (from capital gains)*                       --            --        (3.52)         (.08)            --
  Tax return of capital*                                    --            --         (.14)            --            --
----------------------------------------------------------------------------------------------------------------------------
Total Distributions                                      (.14)         (.08)        (3.68)         (.08)         (.01)
----------------------------------------------------------------------------------------------------------------------------
Net Asset Value, End of Period                      $    20.95    $    28.38    $    36.77    $     9.00    $    10.49
----------------------------------------------------------------------------------------------------------------------------
Total Return**                                        (25.71)%      (22.62)%      (15.99)%      (13.37)%         4.97%
----------------------------------------------------------------------------------------------------------------------------
Net Assets, End of Period (in thousands)            $  192,629    $  171,392    $   71,757    $    5,969    $    2,108
Average Net Assets for the Period (in thousands)    $  188,639    $  119,429    $   22,158    $    3,989    $    1,947
Ratio of Gross Expenses to Average Net Assets***(1)      0.95%         0.94%         0.95%         1.50%         1.50%
Ratio of Net Expenses to Average Net Assets***(1)        0.95%         0.94%         0.94%         1.50%         1.50%
Ratio of Net Investment Income
  to Average Net Assets***                               0.64%         0.47%         0.29%       (0.09)%         0.10%
Portfolio Turnover Rate***                                 73%           82%           66%          106%           22%

                                                                 Janus Aspen                               Janus Aspen
For a share outstanding during the                      Global Life Sciences Portfolio             Global Technology Portfolio
fiscal year or period ended December 31                2002          2001         2000(4)        2002          2001         2000(4)

------------------------------------------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Period                $     7.75    $     9.31    $    10.00    $     4.08    $     6.55    $    10.00
------------------------------------------------------------------------------------------------------------------------------------
Income from Investment Operations:
  Net investment income/(loss)                              --            --            --            --           .02           .05
  Net gain/(loss) on securities
    (both realized and unrealized)                      (2.29)        (1.56)         (.69)        (1.67)        (2.46)        (3.46)
------------------------------------------------------------------------------------------------------------------------------------
Total from Investment Operations                        (2.29)        (1.56)         (.69)        (1.67)        (2.44)        (3.41)
------------------------------------------------------------------------------------------------------------------------------------
Less Distributions:
  Dividends (from net investment income)*                   --            --            --            --         (.03)         (.04)
------------------------------------------------------------------------------------------------------------------------------------
Total Distributions                                         --            --            --            --         (.03)         (.04)
------------------------------------------------------------------------------------------------------------------------------------
Net Asset Value, End of Period                      $     5.46    $     7.75    $     9.31    $     2.41    $     4.08    $     6.55
------------------------------------------------------------------------------------------------------------------------------------
Total Return**                                        (29.55)%      (16.76)%       (6.90)%      (40.93)%      (37.31)%      (34.11)%
------------------------------------------------------------------------------------------------------------------------------------
Net Assets, End of Period (in thousands)            $   26,514    $   44,161    $   48,005    $  127,656    $  287,103    $  374,544
Average Net Assets for the Period (in thousands)    $   34,475    $   38,230    $   16,247    $  191,037    $  307,222    $  268,923
Ratio of Gross Expenses to Average Net Assets***(1)      1.12%         1.07%         1.20%         0.97%         0.95%         0.94%
Ratio of Net Expenses to Average Net Assets***(1)        1.12%         1.06%         1.20%         0.97%         0.94%         0.94%
Ratio of Net Investment Income
  to Average Net Assets***                             (0.63)%       (0.43)%       (0.03)%       (0.29)%         0.42%         1.14%
Portfolio Turnover Rate***                                113%          109%          137%           70%           91%           34%

  * See Note 3 in Notes to Financial Statements.
 ** Total return not annualized for periods of less than one full year. *** Annualized for periods of less than one full year.
(1) See Note 5 in Notes to Financial Statements.
(2) Formerly, Janus Aspen Global Value Portfolio.
(3) Period May 1, 2001 (inception) to December 31, 2001.
(4) Period January 18, 2000 (inception) to December 31, 2000.

See Notes to Financial Statements.

                                       Janus Aspen Series  December 31, 2002  75

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

FINANCIAL HIGHLIGHTS - SERVICE SHARES (continued)

                                                                 Janus Aspen
For a share outstanding during the                        Flexible Income Portfolio
fiscal year ended December 31                          2002          2001          2000

------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Period                $    11.98    $    11.62    $    11.41
------------------------------------------------------------------------------------------
Income from Investment Operations:
  Net investment income/(loss)                             .34           .47           .53
  Net gain/(loss) on securities
    (both realized and unrealized)                         .87           .39           .14
------------------------------------------------------------------------------------------
Total from Investment Operations                          1.21           .86           .67
------------------------------------------------------------------------------------------
Less Distributions:
  Dividends (from net investment income)*                (.37)         (.50)         (.46)
  Distributions (from capital gains)*                       --            --            --
------------------------------------------------------------------------------------------
Total Distributions                                      (.37)         (.50)         (.46)
------------------------------------------------------------------------------------------
Net Asset Value, End of Period                      $    12.82    $    11.98    $    11.62
------------------------------------------------------------------------------------------
Total Return                                            10.16%         7.49%         6.00%
------------------------------------------------------------------------------------------
Net Assets, End of Period (in thousands)            $   14,025    $    2,136    $      568
Average Net Assets for the Period (in thousands)    $    7,218    $    1,452    $      187
Ratio of Gross Expenses to Average Net Assets(1)         0.91%         0.91%         0.99%
Ratio of Net Expenses to Average Net Assets(1)           0.91%         0.90%         0.99%
Ratio of Net Investment Income/
  (Loss) to Average Net Assets                           4.61%         5.56%         6.54%
Portfolio Turnover Rate                                   229%          308%          202%

                                                                 Janus Aspen
For a share outstanding during the                          Money Market Portfolio
fiscal year ended December 31                          2002          2001          2000

------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Period                $     1.00    $     1.00    $     1.00
------------------------------------------------------------------------------------------
Income from Investment Operations:
  Net investment income/(loss)                             .01           .04           .06
------------------------------------------------------------------------------------------
Total from Investment Operations                           .01           .04           .06
------------------------------------------------------------------------------------------
Less Distributions:
  Dividends (from net investment income)*                (.01)         (.04)         (.06)
  Distributions (from capital gains)*                       --            --            --
------------------------------------------------------------------------------------------
Total Distributions                                      (.01)         (.04)         (.06)
------------------------------------------------------------------------------------------
Net Asset Value, End of Period                      $     1.00    $     1.00    $     1.00
------------------------------------------------------------------------------------------
Total Return                                             1.36%         3.97%         6.03%
------------------------------------------------------------------------------------------
Net Assets, End of Period (in thousands)            $       11    $       11    $       10
Average Net Assets for the Period (in thousands)    $       11    $       11    $       10
Ratio of Gross Expenses to Average Net Assets(1)         0.66%         0.59%         0.61%
Ratio of Net Expenses to Average Net Assets(1)           0.66%         0.59%         0.61%
Ratio of Net Investment Income/
  (Loss) to Average Net Assets                           1.35%         3.91%         5.84%

* See Note 3 in Notes to Financial Statements.
(1) See Note 5 in Notes to Financial Statements.

See Notes to Financial Statements.

76  Janus Aspen Series  December 31, 2002

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

FINANCIAL HIGHLIGHTS - SERVICE II SHARES

                                                   Janus Aspen                      Janus Aspen
For a share outstanding during the         International Growth Portfolio   Worldwide Growth Portfolio
fiscal year ended December 31                          2002                             2002

------------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Period                $    23.24                       $    28.49
------------------------------------------------------------------------------------------------------
Income from Investment Operations:
  Net investment income/(loss)                             .04                              .15
  Net gain/(loss) on securities
    (both realized and unrealized)                      (5.97)                           (7.47)
------------------------------------------------------------------------------------------------------
Total from Investment Operations                        (5.93)                           (7.32)
------------------------------------------------------------------------------------------------------
Less Distributions:
  Dividends (from net investment income)*                (.04)                            (.15)
  Distributions (from capital gains)*                       --                               --
------------------------------------------------------------------------------------------------------
Total Distributions                                      (.04)                            (.15)
------------------------------------------------------------------------------------------------------
Net Asset Value, End of Period                      $    17.27                       $    21.02
------------------------------------------------------------------------------------------------------
Total Return                                          (25.51)%                         (25.71)%
------------------------------------------------------------------------------------------------------
Net Assets, End of Period (in thousands)            $   35,742                       $        7
Average Net Assets for the Period (in thousands)    $   15,892                       $        9
Ratio of Gross Expenses to Average Net Assets(1)         1.01%                            0.95%
Ratio of Net Expenses to Average Net Assets(1)           1.01%                            0.95%
Ratio of Net Investment Income/
  (Loss) to Average Net Assets                           0.47%                            0.64%
Portfolio Turnover Rate                                    74%                              73%

                                                   Janus Aspen
For a share outstanding during the         Global Technology Portfolio
fiscal year ended December 31                          2002

----------------------------------------------------------------------
Net Asset Value, Beginning of Period                $     4.13
----------------------------------------------------------------------
Income from Investment Operations:
  Net investment income/(loss)                             .01
  Net gain/(loss) on securities
    (both realized and unrealized)                      (1.70)
----------------------------------------------------------------------
Total from Investment Operations                        (1.69)
----------------------------------------------------------------------
Less Distributions:
  Dividends (from net investment income)*                   --
  Distributions (from capital gains)*                       --
----------------------------------------------------------------------
Total Distributions                                         --
----------------------------------------------------------------------
Net Asset Value, End of Period                      $     2.44
----------------------------------------------------------------------
Total Return                                          (40.92)%
----------------------------------------------------------------------
Net Assets, End of Period (in thousands)            $   13,911
Average Net Assets for the Period (in thousands)    $    6,085
Ratio of Gross Expenses to Average Net Assets(1)         1.04%
Ratio of Net Expenses to Average Net Assets(1)           1.04%
Ratio of Net Investment Income/
  (Loss) to Average Net Assets                         (0.42)%
Portfolio Turnover Rate                                    70%

* See Note 3 in Notes to Financial Statements.
(1) See Note 5 in Notes to Financial Statements.

See Notes to Financial Statements.

                                       Janus Aspen Series  December 31, 2002  77

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

NOTES TO SCHEDULES OF INVESTMENTS

ADR                American Depository Receipt
GDR                Global Depository Receipt
New York Shares    Securities of foreign companies trading on the New York Stock
                   Exchange
RNC                Represents non-convertible savings shares

*       Non-income-producing security

** A portion of this security has been segregated by the custodian to cover margin or segregation requirements on open futures contracts, forward currency contracts and/or swap spread lock agreements.

+ Securities are exempt from the registration requirements of the Securities Act of 1933 and/or Section 4(2) of the Securities Act and may be deemed to be restricted for resale.

(OMEGA) Rate is subject to change. Rate shown reflects current rate.

(DELTA) Security is a defaulted security in Janus Aspen Global Technology
        Portfolio with accrued interest in the amount of $40,000, that was written-off December 10, 2001.

(BETA) Security is a defaulted security in Janus Aspen Flexible Income Portfolio with accrued interest in the amount of $39,840, that was written-off December 10, 2001.

(PI)    Security is a U.S. Treasury Inflation-Protected Security (TIPS).

# The Investment Company Act of 1940 defines affiliates as those companies in which a Portfolio holds 5% or more of the outstanding voting securities at any time during the period ended December 31, 2002.

                                   Purchases              Sales               Realized      Dividend    Market Value
                                Shares     Cost     Shares        Cost       Gain/(Loss)     Income      at 12/31/02
====================================================================================================================
Janus Aspen Growth Portfolio
Dionex Corp.                        --       --     973,378   $34,794,420   $(5,658,907)         --      $ 2,908,698
--------------------------------------------------------------------------------------------------------------------

Variable Rate Notes. The interest rate, which is based on specific, or an index of, market interest rates, is subject to change. Rates in the security description are as of December 31, 2002.

Money market funds may hold securities with stated maturities of greater than 397 days when those securities have features that allow a fund to "put" back the security to the issuer or to a third party within 397 days of acquisition. The maturity dates shown in the security descriptions are the stated maturity dates.

Repurchase Agreements held by a Portfolio are fully collateralized, and such collateral is in the possession of the Portfolio's custodian or subcustodian. The collateral is evaluated daily to ensure its market value equals or exceeds the current market value of the repurchase agreements including accrued interest. In the event of default on the obligation to repurchase, the Portfolio has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. In the event of default or bankruptcy by the other party to the agreement, realization and/or retention of the collateral or proceeds may be subject to legal proceedings.

78  Janus Aspen Series  December 31, 2002

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

NOTES TO FINANCIAL STATEMENTS

The following section describes the organization and significant accounting policies of the Portfolios and provides more detailed information about the schedules and tables that appear throughout this report. In addition, the Notes explain how the Portfolios operate and the methods used in preparing and presenting this report.

1.   ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

Janus Aspen Series (the "Trust") was organized as a Delaware Trust on May 20, 1993, and is registered under the Investment Company Act of 1940 (the "1940 Act") as a no-load, open-end management investment company. The Trust offers fourteen Portfolios or series of shares with differing investment objectives and policies. Twelve Portfolios invest primarily in equity securities: Janus Aspen Growth Portfolio, Janus Aspen Aggressive Growth Portfolio, Janus Aspen Capital Appreciation Portfolio, Janus Aspen Core Equity Portfolio, Janus Aspen Balanced Portfolio, Janus Aspen Growth and Income Portfolio, Janus Aspen Strategic Value Portfolio, Janus Aspen International Growth Portfolio, Janus Aspen Worldwide Growth Portfolio, Janus Aspen International Value Portfolio, Janus Aspen Global Life Sciences Portfolio and Janus Aspen Global Technology Portfolio. One Portfolio invests primarily in income-producing securities: Janus Aspen Flexible Income Portfolio. Janus Aspen Money Market Portfolio invests in short-term money market securities. Each Portfolio is diversified as defined in the 1940 Act, with the exception of the Janus Aspen Aggressive Growth Portfolio, Janus Aspen Capital Appreciation Portfolio, Janus Aspen Strategic Value Portfolio, Janus Aspen International Value Portfolio, Janus Aspen Global Life Sciences Portfolio and Janus Aspen Global Technology Portfolio, which are nondiversified.

Institutional Shares of the Trust are issued and redeemed only in connection with investment in and payments under variable annuity contracts and variable life insurance contracts (collectively "variable insurance contracts"), as well as certain qualified retirement plans.

Service Shares of the Trust are also issued and redeemed only in connection with investment in and payments under variable insurance contracts, as well as certain qualified retirement plans.

Effective December 31, 2001, the Trust issued a new class of shares, the Service II Shares in the Janus Aspen International Growth, Janus Aspen Worldwide Growth, and Janus Aspen Global Technology Portfolios. Janus Capital Management LLC ("Janus Capital") invested $10,000 of initial seed capital in each Portfolio of the Service II Shares.

Janus Aspen High-Yield Portfolio was liquidated on October 26, 2001. Regulatory approvals were obtained to substitute shares of the Janus Aspen Flexible Income Portfolio for shares of the Janus Aspen High-Yield Portfolio. 60,319 shares in the amount of $731,670 were exchanged into Janus Aspen Flexible Income Portfolio as a result of the substitution.

Janus Capital invested initial seed capital in the amounts of $500,000,$500,000, $10,000 and $10,000, respectively, for the following Portfolios on December 31, 2002: Janus Aspen Mid Cap Value Portfolio, Janus Aspen Small Cap Value Portfolio, Janus Aspen Risk-Managed Large Cap Growth Portfolio and Janus Aspen Risk-Managed Large Cap Core Portfolio. Janus Aspen Small Cap Value Portfolio began investment operations on December 31, 2002. These Portfolios each have one class of shares, Service Shares.

The following accounting policies have been consistently followed by the Trust and are in conformity with accounting principles generally accepted in the United States of America in the investment company industry.

As a result of changes in the accounting standards applicable to the Portfolios' financial statements, the Portfolios are no longer required to show certain distribution information as a separate line item. The Portfolios' Financial Highlights included in this report reflect this change.

INVESTMENT VALUATION
Securities are valued at the closing price for securities traded on a principal securities exchange (U.S. or foreign) and on the NASDAQ National Market. Securities traded on over-the-counter markets and listed securities for which no sales are reported are valued at the latest bid price (or yield equivalent thereof) obtained from one or more dealers making a market for such securities or by a pricing service approved by the Trustees. Short-term investments maturing within 60 days and all money market securities in the Money Market Portfolio are valued at amortized cost, which approximates market value. Foreign securities are converted to U.S. dollars using exchange rates at the close of the New York Stock Exchange. When market quotations are not readily available, or events or circumstances that may affect the value of portfolio securities are identified between the closing of their principle markets and the time the net asset value (NAV) is determined, securities are valued at fair value as determined in good faith under procedures established by and under the supervision of the Portfolios' Trustees.

INVESTMENT TRANSACTIONS AND INVESTMENT INCOME
Investment transactions are accounted for as of the date purchased or sold (trade date). Dividend income is recorded on the ex-dividend date. Certain dividends from foreign securities will be recorded as soon as the Trust is informed of the dividend if such information is obtained subsequent to the ex-dividend date. Interest income is recorded on the accrual basis and includes amortization of discounts and premiums. Gains and losses are determined on the identified cost basis, which is the same basis used for federal income tax purposes. Income, as well as, gains and losses are allocated daily to each class of shares based upon the ratio of net assets represented by each class as a percentage of total net assets.

                                       Janus Aspen Series  December 31, 2002  79

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

NOTES TO FINANCIAL STATEMENTS (continued)

FORWARD CURRENCY TRANSACTIONS AND FUTURES CONTRACTS
The Portfolios enter into forward currency contracts in order to reduce their exposure to changes in foreign currency exchange rates on their foreign portfolio holdings and to lock in the U.S. dollar cost of firm purchase and sales commitments for securities denominated in or exposed to foreign currencies. A forward currency exchange contract is a commitment to purchase or sell a foreign currency at a future date at a negotiated rate. The gain or loss arising from the difference between the U.S. dollar cost of the original contract and the value of the foreign currency in U.S. dollars upon closing of such contract is included in net realized gain or loss from foreign currency transactions.

Forward currency contracts held by the Portfolios are fully collateralized by other securities, which are denoted in the accompanying Schedule of Investments. Such collateral is in the possession of the Portfolio's custodian. The collateral is evaluated daily to ensure its market value equals or exceeds the current market value of the corresponding forward currency contracts.

The Portfolios do not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held at the date of the financial statements. Net unrealized appreciation or depreciation on investments and foreign currency translation arise from changes in the value of assets and liabilities, including investments in securities at the date of the financial statements, resulting from changes in the exchange rates and changes in market prices of securities held.

Currency gain and loss are also calculated on payables and receivables that are denominated in foreign currencies. The payables and receivables are generally related to security transactions and income.

The Portfolios may enter into futures contracts and options on securities, financial indices and foreign currencies, forward contracts and interest-rate swaps and swap-related products. The Portfolios intend to use such derivative instruments primarily to hedge or protect from adverse movements in securities prices, currency rates or interest rates. The use of futures contracts and options may involve risks such as the possibility of illiquid markets or imperfect correlation between the value of the contracts and the underlying securities, or that the counterparty will fail to perform its obligations.

Futures contracts are marked to market daily, and the daily variation margin is recorded as an unrealized gain or loss. When a contract is closed, a realized gain or loss is recorded equal to the difference between the opening and closing value of the contract. Generally, open forward and futures contracts are marked to market (i.e., treated as realized and subject to distribution) for federal income tax purposes at fiscal year-end.

Foreign-denominated assets and forward currency contracts may involve more risks than domestic transactions, including currency risk, political and economic risk, regulatory risk and market risk. Risks may arise from the potential inability of a counterparty to meet the terms of a contract and from unanticipated movements in the value of foreign currencies relative to the U.S. dollar.

INITIAL PUBLIC OFFERINGS
The Portfolios may invest in initial public offerings (IPOs). IPOs and other investment techniques may have a magnified performance impact on a portfolio with a small asset base. The Portfolios may not experience similar performance as their assets grow.

ADDITIONAL INVESTMENT RISK
A portion of the Janus Aspen Flexible Income Portfolio may be invested in lower-rated debt securities that have a higher risk of default or loss of value because of changes in the economy, or political environment, or adverse developments specific to the issuer.

RESTRICTED SECURITY TRANSACTIONS
Restricted securities held by a Portfolio may not be sold except in exempt transactions or in a public offering registered under the Securities Act of 1933. The risk of investing in such securities is generally greater than the risk of investing in the securities of widely held, publicly traded companies. Lack of a secondary market and resale restrictions may result in the inability of a Portfolio to sell a security at a fair price and may substantially delay the sale of the security which each portfolio seeks to sell. In addition, these securities may exhibit greater price volatility than securities for which secondary markets exist.

DIVIDEND DISTRIBUTIONS
Each Portfolio, except the Money Market Portfolio, makes at least semiannual distributions of substantially all of its investment income and at least an annual distribution of its net realized capital gains, if any. Dividends are declared daily and distributed monthly for the Janus Aspen Money Market Portfolio. The majority of dividends and capital gains distributions from a Portfolio will be automatically reinvested into additional shares of that Portfolio.

ESTIMATES
The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amount of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

FEDERAL INCOME TAXES
No provision for income taxes is included in the accompanying financial statements as the Portfolios intend to distribute to shareholders all taxable investment income and realized gains and otherwise comply with Subchapter M of the Internal Revenue Code applicable to regulated investment companies.

80  Janus Aspen Series  December 31, 2002

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

2.   INVESTMENT ADVISORY AGREEMENTS AND
     OTHER TRANSACTIONS WITH AFFILIATES

Each equity Portfolio is subject to advisory fees payable to Janus Capital based upon an annual rate of .65% of average net assets. The Janus Aspen Flexible Income Portfolio is subject to advisory fees payable to Janus Capital based upon annual rates of .65% of the first $300 million of average net assets plus .55% of average net assets in excess of $300 million. The Janus Aspen Money Market Portfolio's advisory fee rate is .25% of average net assets.

Janus Capital has agreed to reduce its fee to the extent normal operating expenses exceed 1% of the average net assets of the Janus Aspen Flexible Income Portfolio and .50% of the average net assets of the Janus Aspen Money Market Portfolio for a fiscal year. Janus Capital has also agreed to reduce its fee to the extent that normal operating expenses exceed 1.25% of the average net assets of the Janus Aspen Core Equity, Janus Aspen Strategic Value, Janus Aspen International Value, Janus Aspen Global Life Sciences and Janus Aspen Global Technology Portfolios.

Janus Capital has agreed to continue these fee waivers and reductions until at least the next annual renewal of the advisory contracts. The distribution fee applicable to the Service and Service II Shares is not included in these expense limits.

During the year ended December 31, 2002, Janus Capital reimbursed Janus Aspen Flexible Income Portfolio for certain trading errors, the amounts of which were insignificant.

Janus Services LLC ("Janus Services"), a wholly owned subsidiary of Janus Capital, receives certain out-of-pocket expenses for transfer agent services.

Certain officers and trustees of the Portfolios may also be officers and/or directors of Janus Capital; however, such officers and trustees receive no compensation from the Portfolios.

Janus Distributors LLC, a wholly owned subsidiary of Janus Capital, is a distributor of the Portfolios. The Service and Service II Shares have each adopted a Distribution and Shareholder Servicing Plan (the "Plans") pursuant to Rule 12b-1 under The 1940 Act. The Plans authorize payments by the Portfolios in connection with the distribution of the Service and Service II Shares at an annual rate, as determined from time to time by the Board of Trustees, of up to ..25% of the Service and Service II Shares' average daily net assets.

DST Systems, Inc. (DST), an affiliate of Janus Capital through a degree of common ownership, provides a shareholder accounting system to the Portfolios. DST Securities, Inc., a wholly owned subsidiary of DST, is designated as an introductory broker on certain portfolio transactions. Brokerage commissions paid to DST Securities, Inc. serve to reduce transfer agent fees and expenses. Brokerage commissions paid, fees reduced and the net fees paid to DST for the period ended December 31, 2002, are noted below.

                                             DST Securities, Inc.  Portfolio Expense   DST Systems
Portfolio                                      Commissions Paid       Reduction            Costs
==================================================================================================
Janus Aspen Growth Portfolio                      $   48,016         $   36,021         $ (31,660)
Janus Aspen Aggressive Growth Portfolio               98,357             73,786           (69,181)
Janus Aspen Capital Appreciation Portfolio                --                 --              4,207
Janus Aspen Core Equity Portfolio                        103                 77              3,827
Janus Aspen Balanced Portfolio                        56,153             42,125           (37,815)
Janus Aspen Growth and Income Portfolio                1,708              1,281              2,665
Janus Aspen Strategic Value Portfolio                     14                 11              3,908
Janus Aspen International Growth Portfolio                --                 --              5,742
Janus Aspen Worldwide Growth Portfolio                32,922             24,698           (18,588)
Janus Aspen International Value Portfolio(1)              --                 --              2,382
Janus Aspen Global Life Sciences Portfolio                35                 26              3,863
Janus Aspen Global Technology Portfolio                  502                376              4,755
Janus Aspen Flexible Income Portfolio                     --                 --              4,054
Janus Aspen Money Market Portfolio                        --                 --              3,703
--------------------------------------------------------------------------------------------------

(1) Formerly, Janus Aspen Global Value Portfolio.

                                       Janus Aspen Series  December 31, 2002  81

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

NOTES TO FINANCIAL STATEMENTS (continued)

3.   FEDERAL INCOME TAX

The tax components of capital shown in the table below represent: (1) distribution requirements the Portfolios must satisfy under the income tax regulations, (2) losses or deductions the Portfolios may be able to offset against income and gains realized in future years, and (3) unrealized appreciation or depreciation of investments for federal income tax purposes.

Accumulated capital losses noted below represent net capital loss carryovers as of December 31, 2002 that may be available to offset future realized capital gains and thereby reduce future taxable gain distributions. These carryovers expire between December 31, 2008 and December 31, 2010.

In 2002, the Portfolios noted below incurred "Post-October" losses during the period from November 1 through December 31, 2002. These losses will be deferred for tax purposes and recognized in 2003.

Other book to tax differences in 2002 primarily consist of foreign currency contract adjustments. The Portfolios have elected to treat gains and losses on forward foreign currency contracts as capital gains and losses. Other foreign currency gains and losses on debt instruments are treated as ordinary income for federal income tax purposes pursuant to Section 988 of the Internal Revenue Code.

                                                                                                      Net Tax AP/DP
                                          Undistributed  Undistributed                      Post-      on Foreign           Net Tax
                                             Ordinary      Long-Term   Accumulated         October      Currency           AP/DP on
                                              Income        Gains    Capital Losses       Deferral     and Futures       Investments
------------------------------------------------------------------------------------------------------------------------------------
Janus Aspen Growth Portfolio                         --       --    $(1,200,369,393)  $ (75,699,675)  $    (17,003)  $ (282,654,036)
Janus Aspen Aggressive Growth Portfolio              --       --     (2,404,166,280)    (26,767,092)             --     (86,369,864)
Janus Aspen Capital Appreciation Portfolio  $   933,697       --       (610,660,317)    (10,634,665)            118    (121,813,993)
Janus Aspen Core Equity Portfolio                 8,781       --         (3,111,498)       (124,637)             23        (660,259)
Janus Aspen Balanced Portfolio                8,676,214       --       (418,902,732)    (25,355,709)          4,275     (46,153,670)
Janus Aspen Growth and Income Portfolio         113,553       --        (54,356,446)       (582,786)          1,577     (18,882,004)
Janus Aspen Strategic Value Portfolio                --       --         (4,879,486)        (92,240)            170      (3,068,943)
Janus Aspen International Growth Portfolio      223,910       --       (694,834,972)    (28,260,066)      (564,557)     (77,972,970)
Janus Aspen Worldwide Growth Portfolio        3,417,879       --     (2,228,492,169)    (62,426,561)    (3,690,513)    (282,691,556)
Janus Aspen International Value Portfolio(1)         --       --           (237,189)       (160,526)            856        (262,506)
Janus Aspen Global Life Sciences Portfolio           --       --        (19,482,036)     (2,022,436)          1,008          335,359
Janus Aspen Global Technology Portfolio              --       --       (439,917,488)     (1,536,909)       (64,109)     (39,888,156)
Janus Aspen Flexible Income Portfolio         1,572,459       --         (4,828,567)       (258,058)         12,663       26,659,646
Janus Aspen Money Market Portfolio                  313       --               (465)              --             --               --
------------------------------------------------------------------------------------------------------------------------------------

AP/DP Appreciation/(Depreciation)
(1) Formerly, Janus Aspen Global Value Portfolio.

The aggregate cost of investments and the composition of unrealized appreciation and depreciation of investments for federal income tax purposes as of December 31, 2002 are noted below. Unrealized appreciation and unrealized depreciation in the table below exclude appreciation/depreciation on foreign currency translations. The primary difference between book and tax appreciation or depreciation of investments is wash sale loss deferrals.

                                                   Federal Tax          Unrealized          Unrealized
Portfolio                                              Cost            Appreciation       (Depreciation)
--------------------------------------------------------------------------------------------------------
Janus Aspen Growth Portfolio                     $ 1,955,118,818     $   139,732,164     $ (422,386,200)
Janus Aspen Aggressive Growth Portfolio            1,559,586,399         110,572,247       (196,942,111)
Janus Aspen Capital Appreciation Portfolio         1,016,334,300          43,620,969       (165,434,962)
Janus Aspen Core Equity Portfolio                     11,607,836             439,296         (1,099,554)
Janus Aspen Balanced Portfolio                     3,469,780,891         144,656,000       (190,809,670)
Janus Aspen Growth and Income Portfolio              135,778,840           4,657,824        (23,539,829)
Janus Aspen Strategic Value Portfolio                 21,568,257             907,804         (3,976,747)
Janus Aspen International Growth Portfolio         1,097,651,073          68,482,920       (146,455,890)
Janus Aspen Worldwide Growth Portfolio             4,232,116,782         236,999,345       (519,960,901)
Janus Aspen International Value Portfolio(1)           5,998,949             213,408           (475,914)
Janus Aspen Global Life Sciences Portfolio            29,510,917           2,482,405         (2,147,046)
Janus Aspen Global Technology Portfolio              185,211,464           8,971,051        (48,859,207)
Janus Aspen Flexible Income Portfolio                572,757,322          28,193,726         (1,534,080)
Janus Aspen Money Market Portfolio                    73,082,728                  --                  --
--------------------------------------------------------------------------------------------------------

(1) Formerly, Janus Aspen Global Value Portfolio.

82  Janus Aspen Series  December 31, 2002

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

Income and capital gains distributions are determined in accordance with income tax regulations that may differ from accounting principles generally accepted in the United States of America. These differences are due to differing treatments for items such as net short-term gains, deferral of wash sale losses, foreign currency transactions, net investment losses and capital loss carryovers. Certain permanent differences such as tax returns of capital and net investment losses noted below have been reclassified to paid-in capital.

                                                                 Distributions
                                                 ----------------------------------------------
                                                 From Ordinary  From Long-Term    Tax Return of   Net Investment
Portfolio                                           Income       Capital Gains       Capital           Loss
----------------------------------------------------------------------------------------------------------------
Janus Aspen Growth Portfolio                               --               --              --     $(2,223,548)
Janus Aspen Aggressive Growth Portfolio                    --               --              --      (1,655,081)
Janus Aspen Capital Appreciation Portfolio       $  4,849,092               --              --               --
Janus Aspen Core Equity Portfolio                      38,649               --              --               --
Janus Aspen Balanced Portfolio                     86,774,594               --              --               --
Janus Aspen Growth and Income Portfolio             1,010,388               --              --               --
Janus Aspen Strategic Value Portfolio                      --               --              --         (96,443)
Janus Aspen International Growth Portfolio          9,487,360               --              --               --
Janus Aspen Worldwide Growth Portfolio             42,418,232               --              --               --
Janus Aspen International Value Portfolio(1)           20,871     $      6,473              --          (5,658)
Janus Aspen Global Life Sciences Portfolio                 --               --              --        (233,847)
Janus Aspen Global Technology Portfolio                    --               --              --        (622,854)
Janus Aspen Flexible Income Portfolio              23,512,444               --              --               --
Janus Aspen Money Market Portfolio                  1,526,271               --              --               --
----------------------------------------------------------------------------------------------------------------

(1) Formerly, Janus Aspen Global Value Portfolio.

Janus Aspen International Growth and Janus Aspen Worldwide Growth Portfolios have elected to pass through to shareholders foreign taxes under Section 853. Foreign taxes paid and foreign source income for the Portfolios are as follows:

Portfolio                                     Foreign Taxes Paid     Foreign Source Income
------------------------------------------------------------------------------------------
Janus Aspen International Growth Portfolio       $  2,102,752            $ 20,912,033
Janus Aspen Worldwide Growth Portfolio              4,900,206              52,937,662
------------------------------------------------------------------------------------------

                                       Janus Aspen Series  December 31, 2002  83

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

NOTES TO FINANCIAL STATEMENTS (continued)

4.   EXPENSES

The Portfolios' expenses may be reduced through expense-reduction arrangements. Those arrangements include the use of broker commissions paid to DST Securities, Inc. and uninvested cash balances earning interest with the Portfolios' custodian. The Statements of Operations reflect the total expenses before any offset, the amount of the offset and the net expenses. The expense ratios listed in the Financial Highlights reflect expenses prior to any expense offset (gross expense ratio) and after expense offsets (net expense ratio). Both expense ratios reflect expenses after waivers.

Expenses are allocated daily to each class of shares based upon the ratio of net assets represented by each class as a percentage of total net assets. Expenses directly attributable to a specific class of shares are charged against the operations of such class.

Janus Aspen Service and Service II Shares each pay a distribution fee of up to ..25% of average net assets.

5.   EXPENSE RATIOS

Listed below are the gross expense ratios for the various Portfolios that would be in effect, absent the waiver of certain fees, and offsets.

                                                                                                                          Service II
                                                         Institutional Shares                       Service Shares          Shares
Portfolio                                    2002      2001      2000      1999      1998      2002      2001      2000      2002
------------------------------------------------------------------------------------------------------------------------------------
Janus Aspen Growth Portfolio                 0.67%     0.66%     0.67%     0.69%     0.75%     0.92%     0.91%     0.92%       N/A
Janus Aspen Aggressive Growth Portfolio      0.67%     0.67%     0.66%     0.70%     0.75%     0.92%     0.92%     0.92%       N/A
Janus Aspen Capital Appreciation Portfolio   0.67%     0.66%     0.67%     0.79%     0.97%     0.92%     0.91%     0.92%       N/A
Janus Aspen Core Equity Portfolio            1.87%     1.13%     1.65%     1.38%     1.86%     2.12%     1.30%     2.03%       N/A
Janus Aspen Balanced Portfolio               0.67%     0.66%     0.66%     0.69%     0.74%     0.92%     0.91%     0.92%       N/A
Janus Aspen Growth and Income Portfolio      0.76%     0.70%     0.78%     1.15%  3.06%(3)     1.01%     0.95%     1.11%       N/A
Janus Aspen Strategic Value Portfolio        1.28%     1.34%  3.45%(1)       N/A       N/A     1.53%     1.60%  3.72%(1)       N/A
Janus Aspen International Growth Portfolio   0.74%     0.71%     0.71%     0.84%     0.95%     0.99%     0.96%     0.96%     1.01%
Janus Aspen Worldwide Growth Portfolio       0.70%     0.69%     0.69%     0.71%     0.74%     0.95%     0.94%     0.95%     0.95%
Janus Aspen International Value Portfolio(5)   N/A       N/A       N/A       N/A       N/A     2.54%  3.62%(4)       N/A       N/A
Janus Aspen Global Life Sciences Portfolio   0.87%     0.81%  1.03%(2)       N/A       N/A     1.12%     1.07%  1.20%(2)       N/A
Janus Aspen Global Technology Portfolio      0.72%     0.68%  0.69%(2)       N/A       N/A     0.97%     0.95%  0.94%(2)     1.04%
Janus Aspen Flexible Income Portfolio        0.66%     0.67%     0.76%     0.72%     0.73%     0.91%     0.91%     0.99%       N/A
Janus Aspen Money Market Portfolio           0.39%     0.34%     0.36%     0.43%     0.34%     0.66%     0.59%     0.61%       N/A
------------------------------------------------------------------------------------------------------------------------------------

(1) Period May 1, 2000 (inception) to December 31, 2000.
(2) Period January 18, 2000 (inception) to December 31, 2000.
(3) Period May 1, 1998 (inception) to December 31, 1998.
(4) Period May 1, 2001 (inception) to December 31, 2001.
(5) Formerly, Janus Aspen Global Value Portfolio.

84  Janus Aspen Series  December 31, 2002

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

REPORT OF INDEPENDENT ACCOUNTANTS

To the Trustees and Shareholders
of Janus Aspen Series

In our opinion, the accompanying statements of assets and liabilities, including the schedules of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Janus Aspen Growth Portfolio, Janus Aspen Aggressive Growth Portfolio, Janus Aspen Capital Appreciation Portfolio, Janus Aspen Core Equity Portfolio, Janus Aspen Balanced Portfolio, Janus Aspen Growth and Income Portfolio, Janus Aspen Strategic Value Portfolio, Janus Aspen International Growth Portfolio, Janus Aspen Worldwide Growth Portfolio, Janus Aspen International Value Portfolio (formerly, Janus Aspen Global Value Portfolio), Janus Aspen Global Life Sciences Portfolio, Janus Aspen Global Technology Portfolio, Janus Aspen Flexible Income Portfolio and Janus Aspen Money Market Portfolio (fourteen of the portfolios of Janus Aspen Series, hereafter referred to as the "Portfolios") at December 31, 2002, the results of each of their operations, the changes in each of their net assets and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Portfolios' management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2002, by correspondence with the custodians and brokers and the application of alternative auditing procedures where securities purchased had not been received, provide a reasonable basis for the opinion expressed above.

/s/ PricewaterhouseCoopers LLP

PricewaterhouseCoopers LLP
Denver, Colorado
February 6, 2003

                                       Janus Aspen Series  December 31, 2002  85

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

EXPLANATIONS OF CHARTS, TABLES AND FINANCIAL STATEMENTS
(unaudited)

1.   PERFORMANCE OVERVIEWS

Performance overview graphs on the previous pages compare the performance of a $10,000 investment in each Portfolio (from inception) with one or more widely used market indices through December 31, 2002.

When comparing the performance of a Portfolio with an index, keep in mind that market indices do not include brokerage commissions that would be incurred if you purchased the individual securities in the index. They also do not include taxes payable on dividends and interest or operating expenses incurred if you maintained a Portfolio invested in the index.

Average annual total returns are quoted for each class of the Portfolio. Average annual total return is calculated by taking the growth or decline in value of an investment over a period of time, including reinvestment of dividends and distributions, then calculating the annual compounded percentage rate that would have produced the same result had the rate of growth been constant throughout the period.

2.   SCHEDULES OF INVESTMENTS

Following the performance overview section is each Portfolio's Schedule of Investments. This schedule reports the industry concentrations and types of securities held in each Portfolio on the last day of the reporting period. Securities are usually listed by type (common stock, corporate bonds, U.S. government obligations, etc.) and by industry classification (banking, communications, insurance, etc.).

The market value of each security is quoted as of the last day of the reporting period. The values of securities denominated in foreign currencies are converted into U.S. dollars.

Portfolios that invest in foreign securities also provide a summary of investments by country. This summary reports the Portfolio's exposure to different countries by providing the percentage of securities invested in each country.

2A.  FORWARD CURRENCY CONTRACTS

A table listing forward currency contracts follows each Portfolio's Schedule of Investments (if applicable). Forward currency contracts are agreements to deliver or receive a preset amount of currency at a future date. Forward currency contracts are used to hedge against foreign currency risk in the Portfolio's long-term holdings.

The table provides the name of the foreign currency, the settlement date of the contract, the amount of the contract, the value of the currency in U.S. dollars and the amount of unrealized gain or loss. The amount of unrealized gain or loss reflects the change in currency exchange rates from the time the contract was opened to the last day of the reporting period.

2B.  FUTURES

A table listing future contracts follows each Fund's Schedule of Investments (if applicable). Futures contracts are contracts that obligate the buyer to receive and the seller to deliver an instrument or money at a specified price on a specified date. Futures are used to hedge against adverse movements in securities prices, currency risk or interest rates.

The table provides the name of the contract, number of contracts held, the expiration date, the principal amount, value and the amount of unrealized gain or loss. The amount of unrealized gain or loss reflects the marked to market amount for the last day of the fiscal period.

3.   STATEMENT OF ASSETS AND LIABILITIES

This statement is often referred to as the "balance sheet." It lists the assets and liabilities of the Portfolios on the last day of the reporting period.

The Portfolios' assets are calculated by adding the value of the securities owned, the receivable for securities sold but not yet settled, the receivable for dividends declared but not yet received on stocks owned and the receivable for Portfolio shares sold to investors but not yet settled. The Portfolios' liabilities include payables for securities purchased but not yet settled, Portfolio shares redeemed but not yet paid and expenses owed but not yet paid. Additionally, there may be other assets and liabilities such as unrealized gain or loss on forward currency contracts.

The last section of this statement reports the net asset value (NAV) per share on the last day of the reporting period for each class of the Portfolio. The NAV is calculated by dividing the Portfolios' net assets (assets minus liabilities) by the number of shares outstanding.

4.   STATEMENT OF OPERATIONS

This statement details the Portfolios' income, expenses, gains and losses on securities and currency transactions, and appreciation or depreciation of current Portfolio holdings.

The first section in this statement, entitled "Investment Income," reports the dividends earned from stocks and interest earned from interest-bearing securities in the Portfolio.

The next section reports the expenses and expense offsets incurred by the Portfolios, including the advisory fee paid to the investment adviser.

86  Janus Aspen Series  December 31, 2002

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

The last section lists the increase or decrease in the value of securities held in the Portfolios. Portfolios realize a gain (or loss) when they sell their position in a particular security. An unrealized gain (or loss) refers to the change in net appreciation or depreciation of the Portfolios during the period. "Net Realized and Unrealized Gain/ (Loss) on Investments" is affected both by changes in the market value of Portfolio holdings and by gains (or losses) realized during the reporting period.

5.   STATEMENT OF CHANGES IN NET ASSETS

This statement reports the increase or decrease in the Portfolios' net assets during the reporting period. Changes in the Portfolios' net assets are attributable to investment operations, dividends, distributions and capital share transactions. This is important to investors because it shows exactly what caused the Portfolios' net asset size to change during the period.

The first section summarizes the information from the Statement of Operations regarding changes in net assets due to the Portfolios' investment performance. The Portfolios' net assets may also change as a result of dividend and capital gains distributions to investors. If investors receive their dividends in cash, money is taken out of the Portfolio to pay the distribution. If investors reinvest their dividends, the Portfolios' net assets will not be affected. If you compare each Portfolio's "Net Decrease from Dividends and Distributions" to the "Reinvested dividends and distributions," you'll notice that dividend distributions had little effect on each Portfolio's net assets. This is because the majority of Janus investors reinvest their distributions.

The reinvestment of dividends is included under "Capital Share Transactions." "Capital Shares" refers to the money investors contribute to the Portfolios through purchases or withdrawal via redemptions. Each Portfolio's net assets will increase and decrease in value as investors purchase and redeem shares from a Portfolio.

The section entitled "Net Assets Consist of" breaks down the components of the Portfolios' net assets. Because Portfolios must distribute substantially all earnings, you'll notice that a significant portion of net assets is shareholder capital.

6.   FINANCIAL HIGHLIGHTS

This schedule provides a per-share breakdown of the components that affect the net asset value (NAV) for current and past reporting periods for each class of the Portfolio. Not only does this table provide you with total return, it also reports total distributions, asset size, expense ratios and portfolio turnover rate.

The first line in the table reflects the NAV per share at the beginning of the reporting period. The next line reports the net investment income per share, which comprises dividends and interest income earned on securities held by the Portfolios. Following is the total of gains, realized and unrealized. Dividends and distributions are then subtracted to arrive at the NAV per share at the end of the period.

The next line reflects the total return reported the last day of the period.

Also included are the expense ratios, or the percentage of net assets that was used to cover operating expenses during the period. Expense ratios vary across the Portfolios for a number of reasons, including the differences in management fees, the frequency of dividend payments and the extent of foreign investments, which entail greater transaction costs.

The Portfolios' expenses may be reduced through expense-reduction arrangements. These arrangements include the use of brokerage commissions, uninvested cash balances earning interest or balance credits. The Statement of Operations reflects total expenses before any such offset, the amount of offset and the net expenses. The expense ratios listed in the Financial Highlights reflect total expenses both prior to any expense offset and after the offsets.

The ratio of net investment income/(loss) summarizes the income earned less expenses divided by the average net assets of a Portfolio during the reporting period. Don't confuse this ratio with a Portfolio's yield. The net investment income ratio is not a true measure of a Portfolio's yield because it doesn't take into account the dividends distributed to the Portfolio's investors.

The next ratio is the portfolio turnover rate, which measures the buying and selling activity in a Portfolio. Portfolio turnover is affected by market conditions, changes in the size of a Portfolio, the nature of the Portfolio's investments and the investment style of the portfolio manager. A 100% rate implies that an amount equal to the value of the entire Portfolio is turned over in a year; a 50% rate means that an amount equal to the value of half the Portfolio is traded in a year; and a 200% rate means that an amount equal to the value of the Portfolio is sold every six months.

                                       Janus Aspen Series  December 31, 2002  87

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

TRUSTEES AND OFFICERS (unaudited)

The following are the Trustees and officers of the Trust, together with a brief description of their principal occupations during the last five years.

Each Trustee has served in that capacity since he was originally elected or appointed. The Trustees do not serve a specified term of office. Each Trustee will hold office until the termination of the Trust or his earlier death, resignation, retirement, incapacity, or removal. The retirement age for Trustees is 72. The Funds' Nominating and Governance Committee will consider nominees for the position of Trustee recommended by shareholders. Shareholders may submit the name of a candidate for consideration by the Committee by submitting their recommendations to the Trust's Secretary. Each Trustee is currently a Trustee of two other registered investment companies advised by Janus Capital: Janus Investment Fund and Janus Adviser Series. Collectively, these three registered investment companies consist of 59 series or funds.

The Portfolios' officers are elected annually by the Trustees for a one-year term. Each portfolio manager also manages other Janus Capital accounts. Certain officers also serve as officers of Janus Investment Fund and Janus Adviser Series.

TRUSTEES

                                                                                                    Number of
                                                                                                    Portfolios
                                                                                                    in Fund
                                                                                                    Complex
                         Positions Held          Length of       Principal Occupations              Overseen     Other Directorships
Name, Age and Address    with Portfolios         Time Served     During the Past Five Years         by Trustee   Held by Trustee
------------------------------------------------------------------------------------------------------------------------------------
Interested Trustee
Thomas H. Bailey*        Chairman and Trustee    5/93-Present    Formerly, President (1978-2002)        59       N/A
100 Fillmore Street                                              and Chief Executive Officer (1994-
Denver, CO 80206                                                 2002) of Janus Capital or Janus
Age 65                                                           Capital Corporation; President and
                                                                 Director (1994-2002) of the Janus
                                                                 Foundation. Chairman and Director
                                                                 (1978-2002) of Janus Capital
                                                                 Corporation; and Director (1997-
                                                                 2001) of Janus Distributors Inc.
------------------------------------------------------------------------------------------------------------------------------------
Independent Trustees

William F. McCalpin      Trustee                 6/02-Present    Executive Vice President and Chief     59       Founding Director
100 Fillmore Street                                              Operating Officer of the Rockefeller            and Board Chair,
Denver, CO 80206                                                 Brothers Fund (a private family                 Solar Development
Age 45                                                           foundation). Formerly, Director                 Foundation; Trustee
                                                                 of Investments (1991-1998) of                   and Vice President,
                                                                 the John D. and Catherine T.                    Asian Cultural
                                                                 MacArthur Foundation (a private                 Council.
                                                                 family foundation).

John W. McCarter, Jr.    Trustee                 6/02-Present    President and Chief Executive          59       Chairman of the
100 Fillmore Street                                              Officer of the Field Museum of                  Board, Divergence
Denver, CO 80206                                                 Natural History. Formerly, Senior               LLC; Director of
Age 64                                                           Vice President (1987-1997) of                   A.M. Castle & Co.,
                                                                 Booz-Allen & Hamilton, Inc.                     Harris Insight
                                                                 (a management consulting firm).                 Funds, W.W.
                                                                                                                 Grainger Inc.;
                                                                                                                 Trustee of WTTW
                                                                                                                 (Chicago public
                                                                                                                 television
                                                                                                                 station), the
                                                                                                                 University of
                                                                                                                 Chicago and Chicago
                                                                                                                 Public Education
                                                                                                                 Fund.

Dennis B. Mullen         Trustee                 9/93-Present    Private Investor. Formerly             59       Board member, Red
100 Fillmore Street                                              (1997-1998) Chief Financial                     Robin Gourmet
Denver, CO 80206                                                 Officer - Boston Market Concepts,               Burgers, Inc.
Age 59                                                           Boston Chicken, Inc., Golden, CO
                                                                 (a restaurant chain)
------------------------------------------------------------------------------------------------------------------------------------

*The Portfolios are treating Mr. Bailey as an "interested person" of the Trust by virtue of his past positions and continuing relationships with Janus Capital.

88  Janus Aspen Series  December 31, 2002

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

TRUSTEES (CONT.)

                                                                                                    Number of
                                                                                                    Portfolios
                                                                                                    in Fund
                                                                                                    Complex
                         Positions Held          Length of       Principal Occupations              Overseen     Other Directorships
Name, Age and Address    with Portfolios         Time Served     During the Past Five Years         by Trustee   Held by Trustee
------------------------------------------------------------------------------------------------------------------------------------
Independent Trustees (cont.)
James T. Rothe           Trustee                 1/97-Present    Professor of Business, University      59       Director of Optika,
100 Fillmore Street                                              of Colorado, Colorado Springs.                  Inc. and NeoCore
Denver, CO 80206                                                 Formerly, Distinguished Visiting                Corp.
Age 59                                                           Professor of Business (2001-2002),
                                                                 Thunderbird (American Graduate
                                                                 School of International Management),
                                                                 Phoenix, AZ; and Principal (1999)
                                                                 of Phillips-Smith Retail Group,
                                                                 Colorado Springs, CO (a venture
                                                                 capital firm).

William D. Stewart       Trustee                 9/93-Present    Corporate Vice President and           59       N/A
100 Fillmore Street                                              General Manager of MKS
Denver, CO 80206                                                 Instruments - HPS Products,
Age 58                                                           Boulder, CO (a manufacturer of
                                                                 vacuum fittings and valves)

Martin H. Waldinger      Trustee                 9/93-Present    Consultant                             59       N/A
100 Fillmore Street
Denver, CO 80206
Age 64
------------------------------------------------------------------------------------------------------------------------------------

                                       Janus Aspen Series  December 31, 2002  89

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

TRUSTEES AND OFFICERS (unaudited)(continued)

OFFICERS

                                                                       Term of Office**
                                                                       and Length of       Principal Occupations
Name, Age and Address    Positions Held with Portfolios                Time Served         During the Past Five Years
------------------------------------------------------------------------------------------------------------------------------------
Laurence J. Chang*       Executive Vice President and Co-Portfolio     1/00-Present        Vice President of Janus Capital.
100 Fillmore Street      Manager Worldwide Growth Portfolio                                Formerly, Analyst (1993-1998) for Janus
Denver, CO 80206                                                                           2002) for other Janus accounts and
Age 37                                                                                     Capital Corporation.

Jonathan D. Coleman*     Executive Vice President and Portfolio        2/02-Present        Vice President of Janus Capital.
100 Fillmore Street      Manager Aggressive Growth Portfolio                               Formerly, Co-Portfolio Manager (1997-
Denver, CO 80206                                                                           2000) for other Janus accounts and
Age 31                                                                                     Analyst (1994-1997 and 2000-2002)
                                                                                           for Janus Capital Corporation.

David J. Corkins*        Executive Vice President and Portfolio        11/97-Present       Vice President of Janus Capital.
100 Fillmore Street      Manager Growth and Income Portfolio                               Formerly, Analyst (1995-1997)
Denver, CO 80206                                                                           for Janus Capital Corporation.
Age 36

David C. Decker*         Executive Vice President and Portfolio        12/99-Present       Vice President of Janus Capital.
100 Fillmore Street      Manager Strategic Value Portfolio                                 Formerly, Portfolio Manager (1996-
Denver, CO 80206                                                                           2002) for other Janus accounts and
Age 36                                                                                     Assistant Vice President (1996-1997)
                                                                                           of Janus Capital Corporation.

Helen Young Hayes*       Executive Vice President and Co-Portfolio     3/94-Present        Vice President and Managing Director
100 Fillmore Street      Manager Worldwide Growth Portfolio                                of Janus Capital and Director of
Denver, CO 80206         and International Growth Portfolio                                Janus Capital Group Inc. Formerly,
Age 40                                                                                     Director (2000-2002) for Janus
                                                                                           Capital Corporation.

C. Mike Lu*              Executive Vice President and Portfolio        12/99-Present       Vice President of Janus Capital.
100 Fillmore Street      Manager Global Technology Portfolio                               Formerly, Analyst (1991-1998) for
Denver, CO 80206                                                                           Janus Capital Corporation.
Age 33

Brent A. Lynn*           Executive Vice President and Co-Portfolio     1/01-Present        Vice President of Janus Capital.
100 Fillmore Street      Manager International Growth Portfolio                            Formerly, Analyst (1991-2001) for
Denver, CO 80206                                                                           Janus Capital Corporation.
Age 38

Thomas R. Malley*        Executive Vice President and Portfolio        12/99-Present       Vice President of Janus Capital.
100 Fillmore Street      Manager Global Life Sciences Portfolio                            Formerly, Analyst (1991-1998) for
Denver, CO 80206                                                                           Janus Capital Corporation.
Age 34

Karen L. Reidy*          Executive Vice President and Portfolio        1/00-Present        Vice President of Janus Capital.
100 Fillmore Street      Manager Balanced Portfolio and                                    Formerly, Analyst (1995-1999) for
Denver, CO 80206         Core Equity Portfolio                                             Janus Capital Corporation.
Age 35

Blaine P. Rollins*       Executive Vice President and Portfolio        1/00-Present        Vice President of Janus Capital.
100 Fillmore Street      Manager Growth Portfolio                                          Formerly, Portfolio Manager (1996-
Denver, CO 80206                                                                           1999) for other Janus accounts.
Age 35

Scott W. Schoelzel*      Executive Vice President and Portfolio        5/97-Present        Vice President of Janus Capital.
100 Fillmore Street      Manager Capital Appreciation Portfolio
Denver, CO 80206
Age 44

Ronald V. Speaker*       Executive Vice President and Portfolio        5/93-Present        Vice President of Janus Capital.
100 Fillmore Street      Manager Flexible Income Portfolio                                 Formerly, Portfolio Manager (1995-
Denver, CO 80206                                                                           1998) for other Janus accounts.
Age 38
------------------------------------------------------------------------------------------------------------------------------------

*"Interested person" of the Trust by virtue of positions with Janus Capital. **Officers are elected annually by the Trustees for a one-year term.

90  Janus Aspen Series  December 31, 2002

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

OFFICERS (CONT.)

                                                                       Term of Office**
                                                                       and Length of       Principal Occupations
Name, Age and Address    Positions Held with Portfolios                Time Served         During the Past Five Years
------------------------------------------------------------------------------------------------------------------------------------
J. Eric Thorderson*      Executive Vice President                      1/01-Present        Vice President of Janus Capital.
100 Fillmore Street      and Portfolio Manager                                             Formerly, Senior Analyst (1996-1999)
Denver, CO 80206         Money Market Portfolio                                            for Janus Capital Corporation.
Age 41

Jason P. Yee*            Executive Vice President and Portfolio        3/01-Present        Vice President of Janus Capital.
100 Fillmore Street      Manager International Value Portfolio                             Formerly, Portfolio Manager and
Denver, CO 80206                                                                           Managing Director (1996-2000) for
Age 33                                                                                     Bee & Associates and Analyst (2000-
                                                                                           2001) for Janus Capital Corporation.

Thomas A. Early*         Vice President and General Counsel            3/98-Present        Vice President, General Counsel, Chief
100 Fillmore Street                                                                        Corporate Affairs Officer, Secretary and
Denver, CO 80206                                                                           Interim Director of Janus Capital;
Age 48                                                                                     Vice President, General Counsel and
                                                                                           Secretary of Janus Services LLC, Janus
                                                                                           Capital International LLC and Janus
                                                                                           Institutional Services LLC; Vice
                                                                                           President, General Counsel and Director
                                                                                           to Janus International (Asia) Limited
                                                                                           and Janus International Limited; Vice
                                                                                           President, General Counsel and Secretary
                                                                                           to Janus Distributors LLC and the Janus
                                                                                           Foundation; and Director for Janus
                                                                                           Capital Trust Manager Limited, Janus
                                                                                           World Protected Funds and Janus World
                                                                                           Funds. Formerly, Director (2001) of
                                                                                           Janus Distributors, Inc. and Janus
                                                                                           Services, Inc.; Vice President, General
                                                                                           Counsel, secretary and Director
                                                                                           (2000-2002) of Janus International
                                                                                           Holding, Inc.; Executive Vice President
                                                                                           and General Counsel (1997-1998) of
                                                                                           Prudential Investments Fund Management
                                                                                           LLC; and Vice President and General
                                                                                           Counsel (1994-1997) of Prudential
                                                                                           Retirement Services.

Anita E. Falicia         Vice President, Chief Financial Officer       10/02-Present       Vice President of Investment Accounting
100 Fillmore Street      Treasurer and Principal                                           of Janus Capital. Formerly, Assistant
Denver, CO 80206         Accounting Officer                                                Vice President (2000-2002) of Invest-
Age 34                                                                                     ment Accounting of Janus Capital or
                                                                                           Janus Capital Corporation; Director
                                                                                           (1999-2000) of Investment Accounting of
                                                                                           Janus Capital Corporation; and Director
                                                                                           (1997-1999) of Fund Accounting of Janus
                                                                                           Capital Corporation.

Bonnie M. Howe*          Vice President                                12/99-Present       Vice President and Assistant General
100 Fillmore Street                                                                        Counsel to Janus Capital, Janus
Denver, CO 80206                                                                           Distributors LLC and Janus Services LLC.
Age 37                                                                                     Formerly, Assistant Vice President
                                                                                           (1997-1999) and Associate Counsel
                                                                                           (1995-1999) for Janus Capital
                                                                                           Corporation and Assistant Vice President
                                                                                           (1998-2000) for Janus Service
                                                                                           Corporation.

Kelley Abbott Howes*     Vice President and Secretary                  12/99-Present       Vice President of Domestic Funds and
100 Fillmore Street                                                                        Assistant General Counsel of Janus
Denver, CO 80206                                                                           Capital; Vice President and Assistant
Age 37                                                                                     General Counsel of Janus Distributors
                                                                                           LLC and Janus Services LLC. Formerly,
                                                                                           Assistant Vice President (1997-1999) of
                                                                                           Janus Capital Corporation; Chief
                                                                                           Compliance Officer, Director and
                                                                                           President (1997-1999) of Janus
                                                                                           Distributors, Inc.; and Assistant Vice
                                                                                           President (1998-2000) of Janus Service,
                                                                                           Corp.
------------------------------------------------------------------------------------------------------------------------------------

*"Interested person" of the Trust by virtue of positions with Janus Capital. **Officers are elected annually by the Trustees for a one-year term.

                                       Janus Aspen Series  December 31, 2002  91

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

TRUSTEES AND OFFICERS (unaudited)(continued)

                                                                       Term of Office**
                                                                       and Length of       Principal Occupations
Name, Age and Address    Positions Held with Portfolios                Time Served         During the Past Five Years
------------------------------------------------------------------------------------------------------------------------------------
David R. Kowalski        Vice President                                6/02-Present        Vice President and Chief Compliance
100 Fillmore  Street                                                                       Officer of Janus  Capital and Janus
Denver, CO 80206                                                                           Distributors LLC; and Assistant Vice
Age 45                                                                                     President of Janus Services LLC.
                                                                                           Formerly, Senior Vice President and
                                                                                           Director (1985-2000) of Mutual Fund
                                                                                           Compliance for Van Kampen Funds.

Loren M. Starr*          Vice President and Chief Executive Officer    9/02-Present        Vice President, Chief Financial Officer
100 Fillmore Street                                                                        and Interim Director of Janus Capital;
Denver, CO 80206                                                                           Vice President, Treasurer and Chief
Age 41                                                                                     Financial Officer of Janus Services LLC
                                                                                           and Janus International Limited; Vice
                                                                                           President of, Treasurer and Chief
                                                                                           Financial Officer of Janus Distributors
                                                                                           LLC, Janus Capital International LLC and
                                                                                           Janus Institutional Services LLC; and
                                                                                           Director of Janus Capital Trust Manager
                                                                                           Limited; Janus World Principal Protected
                                                                                           Funds and Janus World Funds. Formerly,
                                                                                           Vice President of Finance, Treasurer,
                                                                                           CFO (2001-2002) and Director (2002) for
                                                                                           Janus International Holding, Inc.;
                                                                                           Managing Director, Treasurer and Head of
                                                                                           Corporate Finance and Reporting
                                                                                           (1998-2001) for Putnam Investments; and
                                                                                           Senior Vice President of Financial
                                                                                           Planning and Analysis (1996-1998) for
                                                                                           Lehman Brothers, Inc.

Heidi J. Walter*         Vice President                                4/00-Present        Vice President and Assistant General
100 Fillmore Street                                                                        Counsel to Janus Capital and Janus
Denver, CO 80206                                                                           Services LLC. Formerly, Vice President
Age 35                                                                                     and Senior Legal Counsel (1995-1999)
                                                                                           for Stein Roe & Farnham, Inc.
------------------------------------------------------------------------------------------------------------------------------------

*"Interested person" of the Trust by virtue of positions with Janus Capital. **Officers are elected annually by the Trustees for a one-year term.

92  Janus Aspen Series  December 31, 2002

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

Notes

                                       Janus Aspen Series  December 31, 2002  93

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                       [LOGO] Janus

                              www.janus.com

                              100 Fillmore Street
                              Denver, CO 80206
                              1-800-504-4440

Portfolios distributed by Janus Distributors LLC. This material must be preceded or accompanied by a prospectus. (1/03)
                                                                 109-02-000 2/03

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------